 As filed with the Securities and Exchange Commission on 27 April 1999

                                              Registration No. 33-48550

                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549

                  POST-EFFECTIVE AMENDMENT NO. 11
                                 TO
                              FORM S-6

             FOR REGISTRATION UNDER THE SECURITIES ACT
              OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     (Exact Name of Registrant)

              GENERAL AMERICAN LIFE INSURANCE COMPANY
                         700 Market Street
                        St. Louis, MO 63101
    (Name and Address of principal executive office of depositor)


                    Matthew P. McCauley, Esquire
              General American Life Insurance Company
                         700 Market Street
                        St. Louis, MO 63101
         (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate space)


[   ]   immediately upon filing pursuant to paragraph (b), of
        Rule 485

[ X ]   on 1 May 1999 pursuant to paragraph (b) of Rule 485

[   ]   60 days after filing pursuant to paragraph (a)(1) of
        Rule 485

[   ]   on 1 May 1999, pursuant to paragraph (a)(1) of Rule 485

[   ]   75 days after filing pursuant to paragraph (a)(2) of
        Rule 485

[   ]   on (date) pursuant to paragraph (a)(2) of Rule 485

[   ]   this post-effective amendment designates a new
        effective date for a previously filed post-effective amendment

                DECLARATION PURSUANT TO RULE 24f-2

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, an indefinite number or amount of securities has been registered under the Securities Act of 1933. The Registrant filed the 24f-2 Notice for the fiscal year ended December 31, 1998 on 30 March 1999.

            RECONCILIATION AND TIE BETWEEN ITEMS
             IN FORM N-8B-2 AND THE PROSPECTUS

   Item No. of
   Form N-8B-2             Caption in Prospectus
   -----------             ---------------------

       1.                  Cover Page
       2.                  Cover Page
       3.                  Not Applicable
       4.                  Distribution of the Policies
       5.                  The Company and the Separate Account
       6.                  The Separate Account
       7.                  Not Required
       8.                  Not Required
       9.                  Legal Proceedings
      10.                  Summary; General American Capital
                           Company/Russell Insurance Funds;
                           Charges and Deductions; Policy
                           Benefits; Policy Rights; Voting
                           Rights; General Matters
      11.                  Summary; General American Capital
                           Company/ Russell Insurance Funds
      12.                  Summary; General American Capital
                           Company/ Russell Insurance Funds
      13. Summary; Charges and Deductions; General American Capital Company/ Russell Insurance Funds
      14.                  Summary; Payment and Allocation of
                           Premiums
      15.                  Payment and Allocation of Premiums
      16.                  Payment and Allocation of Premiums;
                           General American Capital Company/
                           Russell Insurance Funds
      17. Summary; Charges and Deductions; Policy Rights; General American Capital Company/ Russell Insurance Funds
      18. General American Capital Company/ Russell Insurance Funds; Payment and Allocation of Premiums
      19.                  General Matters; Voting Rights
      20.                  Not Applicable
      21.                  Policy Rights; General Matters
      22.                  Not Applicable
      23.                  Safekeeping of the Separate Account's
                           Assets
      24.                  General Matters
      25.                  The Company and the Separate Account
      26.                  Not Applicable

  Item No. of
  Form N-8B-2              Caption in Prospectus
  -----------              ---------------------

      27.                  The Company and the Separate Account
      28.                  Management of the Company
      29.                  The Company and the Separate Account
      30.                  Not Applicable
      31.                  Not Applicable
      32.                  Not Applicable
      33.                  Not Applicable
      34.                  Not Applicable
      35.                  The Company and the Separate Account
      36.                  Not Required
      37.                  Not Applicable
      38.                  Summary; Distribution of the Policies
      39.                  Summary; Distribution of the Policies
      40.                  Distribution of the Policies
      41.                  The Company and the Separate Account;
                           Distribution of the Policies
      42.                  Not Applicable
      43.                  Not Applicable
      44.                  Payment and Allocation of Premiums
      45.                  Not Applicable
      46.                  Policy Rights
      47.                  General American Capital Company/Russell
                           Insurance Funds
      48.                  Not Applicable
      49.                  Not Applicable
      50.                  The Separate Account
      51. Cover Page; Summary; Charges and Deductions; Policy Rights; Policy Benefits; Payment and Allocation of Premiums
      52.                  General American Capital Company/Russell
                           Insurance Funds
      53.                  Federal Tax Matters
      54.                  Not Applicable
      55.                  Not Applicable
      56.                  Not Required
      57.                  Not Required
      58.                  Not Required
      59.                  Not Required

This Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 includes two prospectuses describing variable life insurance policies which are substantially identical, except that the policy described in the second prospectus makes available to policy owners different investment divisions of the registrant than does the policy described in the original prospectus.

      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         ISSUED BY
          GENERAL AMERICAN LIFE INSURANCE COMPANY
                     700 MARKET STREET
                    ST.  LOUIS, MO 63101
                       (314) 231-1700

This Prospectus describes an individual flexible premium variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection and to provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy. You also have the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Policy provides:
(1) a Cash Surrender Value that can be obtained by surrendering the Policy;
(2) Policy Loans; and
(3) a death benefit payable at the Insured's death.
As long as a Policy remains in force before the Insured's Attained Age 100, the death benefit will be at least the current Face Amount of the Policy. A Policy will remain in force as long as its Cash Surrender Value is sufficient to pay the monthly charges.

After the end of the "Right to Examine Policy" period, you may allocate the Net Premiums to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or, in some contracts, to General American's General Account.

You will find a list of the Funds in the Separate Account, the fund managers, and the investment objectives in the Summary on page 1. Note that investment results in the Separate Account are not guaranteed -- you may either make money or lose money. Depending on investment results, the policy could lapse or the death benefit could change.
The Prospectus of each Fund contains a full description of the Fund, including the investment policies, restrictions, risks, and charges.
You should receive a Prospectus for each Fund along with this Prospectus for the Policy.

In most policies you may also invest all or part of your cash value in the General Account, which guarantees at least 4% interest.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

These securities have not been approved or disapproved by the securities and exchange commission nor has the commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and keep it for future reference. The date of this Prospectus is May 1, 1999. The Policies are not available in all states.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman, or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon.

                        TABLE OF CONTENTS

                                                              Page

Summary                                                          1
Definitions                                                      9
The Company and the Separate Account                            10
      The Company
      The Separate Account
      General American Capital Company
      Russell Insurance Funds
      American Century Variable Portfolios
      J.P. Morgan Series Trust II
      Variable Insurance Products Fund
      Variable Insurance Products Fund II
      Van Eck Worldwide Insurance Trust
Addition, Deletion, or Substitution of Investments              14
Policy Benefits                                                 15
      Death Benefit
      Cash Value
Policy Rights                                                   18
      Loans
      Surrender, Partial Withdrawals and Pro Rate Surrender
      Transfers
      Portfolio Rebalancing
      Dollar Cost Averaging
      Right to Examine Policy
      Payment of Benefits at Maturity
Payment and Allocation of Premiums                              23
      Issuance of a Policy
      Premiums
      Allocation of Net Premiums and Cash Value
      Policy Lapse and Reinstatement
Charges and Deductions                                          25
      Premium Expense Charges
      Monthly Deduction
      Contingent Deferred Sales Charge
      Separate Account Charges
Dividends                                                       28
The General Account                                             29
General Matters                                                 31
Distribution of the Policies                                    33
Federal Tax Matters                                             33
Unisex Requirements Under Montana Law                           37
Safekeeping of the Separate Account's Assets                    37
Voting Rights                                                   37
State Regulation of the Company                                 37
Management of the Company                                       39
Legal Matters                                                   41
Legal Proceedings                                               42
Experts                                                         42
Additional Information                                          42
Financial Statements                                            42
Appendix A - Illustration of Death Benefits and Cash Values 43 Appendix B - Target Premium Factors per Thousand of Face Amount 53

                             SUMMARY

THROUGHOUT THIS SUMMARY, THE TERMS "YOU" AND "YOUR" REFER TO THE OWNER OF THE POLICY. THE OWNER MAY OR MAY NOT BE THE PERSON INSURED UNDER THE POLICY. THE TERMS "WE," "US," AND "OUR" REFER TO GENERAL AMERICAN LIFE INSURANCE COMPANY.

THE INFORMATION IN THIS SECTION IS JUST A SUMMARY, WRITTEN IN "LAYMEN'S TERMS" TO HELP YOU UNDERSTAND THE POLICY. HOWEVER, BOTH YOUR POLICY AND THIS PROSPECTUS ARE LEGAL DOCUMENTS. IF YOU HAVE QUESTIONS ABOUT THEM, YOU SHOULD CONTACT YOUR AGENT OR OTHER COMPETENT PROFESSIONAL ADVISERS.

IN PREPARING THIS SUMMARY, WE ASSUME THAT THE POLICY IS IN FORCE, AND THAT YOU HAVE NOT BORROWED ANY OF THE CASH VALUE.

THE POLICY. You are purchasing a life insurance policy. Like many life insurance policies, it has both a death benefit and a cash value. The death benefit is the amount of money that we will pay to the beneficiary if the person insured under the policy dies while the policy is in force. The cash value is the amount of money accumulated in your policy as an investment at any time. The cash value consists of the premiums you have paid, reduced by the expenses deducted for operation of the policy, and either increased or decreased by investment results.

You have certain rights, including the right to borrow or withdraw money from the policy's cash value and the right to select the funds in which you will invest your premiums.

You have the right to review the policy and decide whether you want to keep it. If you decide not to keep the policy, you may return it to us or to your agent during the "Right to Examine Policy Period." This period is sometimes referred to as the "Free Look Period." It normally ends on the later of:
     1. twenty days after you receive the policy or
     2. forty-five days after you signed the application.
In some states the period may be longer. Your agent can tell you if this is the case.

During the "Right to Examine Policy Period" we will hold any premiums you have paid in the money market fund. If you return the policy before the end of the free look period, we will cancel the policy and return any premiums you have paid. (For policies issued in Kansas, the rules are different. Your agent can provide you with the details.) (See Policy Rights - Right to Examine Policy.)

When the "Right to Examine Policy Period" ends, we will deduct any charges due and transfer the rest of the money (your "net premium") into the investment funds that you have selected. We will continue to transfer future net premiums into the investments that you select as soon as we receive the premiums.

The policy is a "flexible premium" policy. This means that you may, within limits described below, make premium payments at any time and in any amount you choose. You do not have to make premium payments according to a fixed schedule, although you may choose to do so.

There are limits on the amount that you may pay into the policy without creating tax consequences. If you make a premium payment that exceeds the limit, we will notify you and offer to refund the excess paid.

We will deduct certain expenses from your cash value. These expenses are described below. In addition, your cash value may increase or decrease, depending on the investment experience of the funds you select. Because it is possible for your cash value to decrease, you may have to pay additional premiums in order to keep the policy in force.

As long as there is enough money in your cash value to pay the monthly charges, your death benefit will always be at least the face amount of your policy, minus any amount that you have borrowed from the policy. The face amount of your policy means the amount of insurance that you have purchased. It is shown on the specifications page of your policy.

We will notify you if your cash value is not enough to pay the monthly charges. If that happens, you will have 62 days to make a premium payment big enough to bring your cash value up to the amount required to pay the charges. If you make the premium payment, the policy will stay in force. If you don't, the policy will lapse, or terminate with no value. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

INVESTING YOUR CASH VALUE. You may tell us to invest your cash value in either the general account or the separate account, or you may split your cash value between them.

THE GENERAL ACCOUNT. The general account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% interest, and it may earn more. General American determines the current interest rate from time to time, and we will notify you in advance of any changes. We have the right to limit the amount of money that you may put into the general account.

THE SEPARATE ACCOUNT. The separate account consists of divisions, which represent different types of investments. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

There are currently twenty-four divisions, or investment options, available in the separate account. These divisions represent investment funds run by various investment companies. The investment companies hire advisers to operate or advise on the day-to-day operation of the funds.

The following list shows the investment companies whose funds are available under the policy, along with the managers or advisers and the divisions that they oversee:


--------------------------------------------------------------------------
      INVESTMENT COMPANY                 INVESTMENT MANAGER/ADVISER
--------------------------------------------------------------------------
General American Capital Company   Conning Asset Management Company
--------------------------------------------------------------------------
Russell Insurance Funds            Frank Russell Investment Management
                                   Company
--------------------------------------------------------------------------
American Century                   American Century Investment
Variable Portfolios                Management, Inc.
--------------------------------------------------------------------------
J.P. Morgan Series Trust II        J.P. Morgan Investment
                                   Management, Inc.
--------------------------------------------------------------------------
Fidelity Investments Variable      Fidelity Management &
Insurance Products Fund            Research Company
--------------------------------------------------------------------------
Fidelity Investments Variable      Fidelity Management &
Insurance Products Fund II         Research Company
--------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust  Van Eck Associates Corporation
--------------------------------------------------------------------------


These investment funds have different investment goals and strategies, which we have summarized in the following table. You should review the prospectus of each fund, or seek professional guidance in determining which fund(s) best meet your objectives.


-----------------------------------------------------------------------------------------------------------------------------------
          INVESTMENT              FUND                    INVESTMENT                                    OBJECTIVE
          ----------              ----                    ----------                                    ---------
           MANAGER                NAME                       TYPE
           -------                ----                       ----
-----------------------------------------------------------------------------------------------------------------------------------
           Conning            S&P 500 Index             Growth & Income                To achieve a rate of return that parallels
       Asset Management           Fund                                                 the return of the stock market as a whole,
           Company                                                                     as represented by the Standard and Poor's
                                                                                       500 Stock Index.
-----------------------------------------------------------------------------------------------------------------------------------
           Conning         Money Market Fund             Money Market                  To obtain the highest level of current
       Asset Management                                                                income consistent with the preservation of
           Company                                                                     capital and maintenance of liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
           Conning          Bond Index Fund            Corporate Bonds                 To provide a rate of return that reflects
       Asset Management                                                                the performance of the bond market as a
           Company                                                                     whole, as measured by the Lehman Brothers
                                                                                       Government/Corporate Bond Index.
-----------------------------------------------------------------------------------------------------------------------------------
           Conning       Asset Allocation Fund             Balanced                    To obtain a high rate of long-term return,
       Asset Management                                                                composed of capital growth and income.
           Company
-----------------------------------------------------------------------------------------------------------------------------------
           Conning        Managed Equity Fund               Growth                     To obtain long-term capital growth through
       Asset Management                                                                investment in common stocks.
           Company
-----------------------------------------------------------------------------------------------------------------------------------
           Conning        International Index               Growth:                    To obtain investment results that parallel
       Asset Management         Fund                  International Stock              the price and yield performance of
           Company                                                                     publicly-traded common stocks in the
                                                                                       Morgan Stanley Capital International,
                                                                                       Europe, Australia, and Far East Index
                                                                                       ("EAFE Index").
-----------------------------------------------------------------------------------------------------------------------------------


                               2

-----------------------------------------------------------------------------------------------------------------------------------
          INVESTMENT              FUND                    INVESTMENT                                    OBJECTIVE
          ----------              ----                    ----------                                    ---------
           MANAGER                NAME                       TYPE
           -------                ----                       ----
-----------------------------------------------------------------------------------------------------------------------------------
           Conning           Mid-Cap Equity                 Growth                     To obtain long-term capital appreciation
       Asset Management          Fund                                                  through investment primarily in common
           Company                                                                     stocks of U.S.-based, publicly traded
                                                                                       companies with medium market
                                                                                       capitalization, defined as within the
                                                                                       range of the S&P Mid-Cap 400 at the time
                                                                                       of the Fund's investment.
-----------------------------------------------------------------------------------------------------------------------------------
           Conning          Small-Cap Equity           Aggressive Growth               To provide a high rate of return through
       Asset Management          Fund                                                  investment in the common stock of small
           Company                                                                     companies, making up, at one time, the
                                                                                       smallest 20% of U.S.-based companies on
                                                                                       the New York Stock Exchange.
-----------------------------------------------------------------------------------------------------------------------------------
    Fidelity Management &   Growth Portfolio                Growth                     To seek capital appreciation, normally
       Research Company                                                                through purchases of common stocks,
                                                                                       although its investments are not
                                                                                       restricted to any one type of security.
-----------------------------------------------------------------------------------------------------------------------------------
    Fidelity Management &     Equity-Income             Growth & Income                To seek reasonable income by investing
       Research Company         Portfolio                                              primarily in income-producing equity
                                                                                       securities.
-----------------------------------------------------------------------------------------------------------------------------------
    Fidelity Management &  Overseas Portfolio              Growth:                     To seek long term growth of capital
       Research Company                              International Stock               primarily through investment in foreign
                                                                                       securities.
-----------------------------------------------------------------------------------------------------------------------------------
    Fidelity Management &    Asset Manager                 Balanced                    To seek a high total return with reduced
       Research Company        Portfolio                                               risk over the long-term by allocating its
                                                                                       assets among domestic and foreign stocks,
                                                                                       bonds, and short-term fixed income
                                                                                       instruments.
-----------------------------------------------------------------------------------------------------------------------------------
    Fidelity Management &     High Income              High Yield Bond                 To seek a high level of current income by
       Research Company        Portfolio                                               investing primarily in high yielding,
                                                                                       lower-rated, fixed income securities,
                                                                                       while also considering growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
      Van Eck Associates     Worldwide Hard           Aggressive Growth:               To seek long-term capital appreciation by
         Corporation          Assets Fund                 Specialty                    investing in equity and debt securities of
                                                                                       companies engaged in the exploration,
                                                                                       development, production, and distribution
                                                                                       of gold and other natural resources such
                                                                                       as strategic and other metals, minerals,
                                                                                       forest products, oil, natural gas, and
                                                                                       coal.
-----------------------------------------------------------------------------------------------------------------------------------
      Van Eck Associates   Worldwide Emerging         Aggressive Growth:               To obtain long-term capital appreciation
         Corporation          Markets Fund           International Stock               by investing in equity securities in
                                                                                       emerging markets around the world.  The
                                                                                       Fund emphasizes primarily investment in
                                                                                       countries that, compared to the world's
                                                                                       major economies, exhibit relatively low
                                                                                       gross national product per capita, as well
                                                                                       as the potential for rapid economic
                                                                                       growth.
-----------------------------------------------------------------------------------------------------------------------------------
        Frank Russell         Multi-Style              Growth & Income                 To obtain income and capital growth by
    Investment Management     Equity Fund                                              investing principally in equity
           Company                                                                     securities.
-----------------------------------------------------------------------------------------------------------------------------------
        Frank Russell      Aggressive Equity          Aggressive Growth                To provide capital appreciation by
    Investment Management        Fund                                                  assuming a higher level of volatility than
           Company                                                                     is ordinarily expected from the Multi-
                                                                                       Style Equity Fund, by investing in equity
                                                                                       securities.
-----------------------------------------------------------------------------------------------------------------------------------


                               3

-----------------------------------------------------------------------------------------------------------------------------------
          INVESTMENT              FUND                    INVESTMENT                                    OBJECTIVE
          ----------              ----                    ----------                                    ---------
           MANAGER                NAME                       TYPE
           -------                ----                       ----
-----------------------------------------------------------------------------------------------------------------------------------
        Frank Russell        Non-U.S. Fund                 Growth:                     To achieve favorable total return and
    Investment Management                            International Stocks              additional diversification for United
           Company                                       and Bonds                     States investors by investing primarily in
                                                                                       equity and debt securities of non-United
                                                                                       States companies and non-United States
                                                                                       governments.
-----------------------------------------------------------------------------------------------------------------------------------
        Frank Russell        Core Bond Fund            Growth & Income                 To maximize total return through capital
    Investment Management                                                              appreciation and income by assuming a
         Company                                                                       level of volatility consistent with the
                                                                                       broad fixed-income market, by investing in
                                                                                       fixed-income securities.
-----------------------------------------------------------------------------------------------------------------------------------
    J.P. Morgan Investment   Bond Portfolio            Growth & Income                 To provide a high total return consistent
       Management, Inc.                                                                with moderate risk of capital and
                                                                                       maintenance of liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
    J.P. Morgan Investment   Small Company            Aggressive Growth                To provide high total return from a
       Management, Inc.        Portfolio                                               portfolio of equity securities of small
                                                                                       companies.  The Fund invests at least 65%
                                                                                       of the value of its total assets in the
                                                                                       common stock of small U.S. companies
                                                                                       primarily with market capitalizations less
                                                                                       than $1 billion.
-----------------------------------------------------------------------------------------------------------------------------------
       American Century     Income & Growth            Growth & Income                 To attain long-term growth of capital as
          Investment            Fund                                                   well as current income.  The fund pursues
       Management, Inc.                                                                a total return and dividend yield that
                                                                                       exceeds those of the S&P 500 by investing
                                                                                       in stocks of companies with strong
                                                                                       dividend growth potential.
-----------------------------------------------------------------------------------------------------------------------------------
       American Century    International Fund         Aggressive Growth:               To obtain capital growth over time by
          Investment                                 International Stock               investing in common stocks of foreign
       Management, Inc.                                                                companies considered to have better-than-
                                                                                       average prospects for appreciation.
                                                                                       Because this fund invests in foreign
                                                                                       securities, a higher degree of short-term
                                                                                       price volatility, or risk, is expected due
                                                                                       to factors such as currency fluctuation
                                                                                       and political instability.
-----------------------------------------------------------------------------------------------------------------------------------
       American Century        Value Fund                   Growth                     To attain long-term capital growth, with
          Investment                                                                   income as a secondary objective.  The Fund
       Management, Inc.                                                                invests primarily in equity securities of
                                                                                       well-established companies that are
                                                                                       believed by management to be undervalued
                                                                                       at the time of purchase.
-----------------------------------------------------------------------------------------------------------------------------------

You may change the investments that you want to use for your future premiums by notifying our Home Office.

You may transfer your cash value among the various investment funds, and you may withdraw money, but there are certain rules. You may only transfer funds once in a policy month. (A policy month is measured beginning on the same day of the month that the policy was issued, and ending one day before the same day in the next month.) The amount transferred from any investment fund must be at least $500, or the entire balance in the fund if less than $500.

We have the right to change or eliminate transfers in the future, although we don't currently intend to do so.

CHARGES AND DEDUCTIONS. There are certain costs that we charge you for issuing your policy and keeping it in force. This section describes those charges -- what they are and what they cover.

SALES CHARGE. Each time you pay a premium, we deduct a portion to cover expenses of the policy. Part of this deduction covers sales charges.
We guarantee that this part of the deduction will not exceed 5% of the premium paid during the first ten policy years, and 2.25% after the first ten years.

TAX CHARGE. The Federal government and many states and territories impose taxes or charges on insurance premiums. We deduct 2.5% from your premium payment to cover that cost.

If we are required by law to pay taxes based on the separate account, we may charge an appropriate share to policies that invest in the separate account. (See Federal Tax Matters.)

SURRENDER CHARGE. If you surrender your policy or let it lapse during the first ten policy years, we will keep part of the cash value to help us recover the costs of selling and issuing the policy. This charge is called a Contingent Deferred Sales Charge (CDSC) or, more simply, a surrender charge.

The surrender charge is 4% of the premiums paid if you surrender the policy or let it lapse during the first five policy years. After that the amount of the surrender charge goes down each month. After the 10th policy year there is no charge.

There is a table in your policy that shows the percentage of the surrender charge for each month.

If you withdraw money from your policy or if you surrender a portion of your policy, we will charge a pro-rated portion of the surrender charge.

Of course, if you don't surrender all or part of your policy, or let it lapse, or withdraw cash from it, then you will not pay a surrender charge.

If you increase the face amount of your policy, the increase will have its own surrender charge for the first 10 policy years following the increase.

(See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata
Surrender; Policy Benefits - Death Benefit; and Charges and Deductions
- Contingent Deferred Sales Charge.)

Under certain conditions, applied in a uniform and nondiscriminatory manner, we may reduce the surrender charge. (See Adjustment of Charges.)

ADMINISTRATIVE FEE. We charge a monthly fee to cover your policy's administrative cost. This charge is $4 each month. We will deduct the charge from your cash value each month.

COST OF INSURANCE. Because this is a life insurance policy, it has a death benefit. We charge an insurance cost each month to cover the risk that you will die and we will have to pay the death benefit.

The amount of this charge varies with the age, sex, risk class of the person insured under the policy, and the amount of the death benefit at risk -- if the risk of death or the amount of the death benefit is greater, then the cost of insurance is also greater. We deduct the cost of insurance from your cash value each month.

We make another charge to cover mortality and expense risks under the Policy. We calculate this charge based on a percentage of the net assets in each division of the separate account. Rather than deducting the charge from the cash value, we apply the charge by adjusting the net rate of return in the separate account. We guarantee that the charge will not exceed an annual rate of 0.70% of the net separate account assets. (See Charges and Deductions - Separate Account Charges.)

We pay the operating expenses of the separate account. The investment funds pay for their own operating expenses and investment fees. For a description of these charges, see Charges and Deductions--Separate Account Charges.

The following chart shows the operating expenses of the funds as reported for the fiscal year ending December 31, 1998:

-----------------------------------------------------------------------------------------------
                           ANNUAL FUND OPERATING EXPENSES <F1>
                          As a Percentage of Average Net Assets
-----------------------------------------------------------------------------------------------
                                                   INVESTMENT
           FUND                                    ADVISORY /   OTHER EXPENSES       TOTAL
                                                   MANAGEMENT
                                                      FEE
-----------------------------------------------------------------------------------------------
                            GENERAL AMERICAN CAPITAL COMPANY
-----------------------------------------------------------------------------------------------
S&P 500 Index Fund                                 .25%              .05%             .30%
-----------------------------------------------------------------------------------------------
Money Market Fund                                  .125%             .08%             .205%
-----------------------------------------------------------------------------------------------
Bond Index Fund                                    .25%              .05%             .30%
-----------------------------------------------------------------------------------------------
Managed Equity Fund                                .40% <F2>         .10%             .50%
-----------------------------------------------------------------------------------------------
Asset Allocation Fund                              .50%              .10%             .60%
-----------------------------------------------------------------------------------------------
International Index Fund                           .50% <F3>         .30%             .80%
-----------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                .55% <F4>         .10%             .65%
-----------------------------------------------------------------------------------------------
Small-Cap Equity Fund                              .25%              .05%             .30%
-----------------------------------------------------------------------------------------------


                               5

-----------------------------------------------------------------------------------------------
                                 RUSSELL INSURANCE FUNDS
     (Amounts shown are after fee waivers and expense reimbursements described below.)
-----------------------------------------------------------------------------------------------
Multi-Style Equity Fund                            .09% <F5>         .83%             .92% <F5>
-----------------------------------------------------------------------------------------------
Aggressive Equity Fund                             .00% <F6>        1.25%            1.25% <F6>
-----------------------------------------------------------------------------------------------
Non-U.S. Fund                                      .00% <F7>        1.30%            1.30% <F7>
-----------------------------------------------------------------------------------------------
Core Bond Fund                                     .00% <F8>         .80%             .80% <F8>
-----------------------------------------------------------------------------------------------
                          AMERICAN CENTURY VARIABLE PORTFOLIOS
-----------------------------------------------------------------------------------------------
Income & Growth Fund                               .70%              .00%             .70%
-----------------------------------------------------------------------------------------------
International Fund                                1.50%              .00%            1.50%
-----------------------------------------------------------------------------------------------
Value Fund                                        1.00%              .00%            1.00%
-----------------------------------------------------------------------------------------------
                               J.P. MORGAN SERIES TRUST II
-----------------------------------------------------------------------------------------------
Bond Portfolio                                     .30%              .45%             .75%
-----------------------------------------------------------------------------------------------
Small Company Portfolio                            .60%              .55%            1.15%
-----------------------------------------------------------------------------------------------
                             VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------
Equity-Income Portfolio                            .50%              .08%             .58%
-----------------------------------------------------------------------------------------------
Growth Portfolio                                   .60%              .09%             .69%
-----------------------------------------------------------------------------------------------
Overseas Portfolio                                 .75%              .17%             .92%
-----------------------------------------------------------------------------------------------
High Income Portfolio                              .59%              .12%             .71%
-----------------------------------------------------------------------------------------------
                              VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------
Asset Manager                                      .55%              .10%             .65%
-----------------------------------------------------------------------------------------------
                               VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------
Worldwide Hard Assets Fund                        1.00%              .00%            1.00%
-----------------------------------------------------------------------------------------------
Worldwide Emerging Markets Fund                   1.50%              .00%            1.50%
-----------------------------------------------------------------------------------------------

<F1> The Fund expenses shown above are collected from the underlying
Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. These underlying Fund Expenses are taken into consideration in computing each Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Fund. The information relating to the Fund expenses was provided by the Fund and was not independently verified by General American. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

<F2> The fees charged by the Managed Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Fund. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.40%; Next $20 million, 0.30%; Balance over $30 million, 0.25%.

<F3> The fees charged by the International Index Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.50%; Next $20 million, 0.40%; Balance over $20 million, 0.30%.

<F4> The fees charged by the Mid-Cap Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.55%; Next $10 million, 0.45%; Balance over $20 million, 0.40%.

<F5> The Manager has voluntarily agreed to waive a portion of its 0.78%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.78%, and total Fund expenses would have been 1.61% of average daily net assets.

<F6> The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of average daily net assets on an annual basis. The management fee waivers and reimbursements are

                               6

intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 1.27%, and total Fund expenses would have been 2.22% of average daily net assets.

<F7> The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 2.70%, and total Fund expenses would have been 3.65% of average daily net assets.

<F8> The Manager has voluntarily agreed to waive a portion of its 0.60%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.80% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.60%, other expenses would have been 1.70%, and total Fund expenses would have been 2.30% of average daily net assets.

PREMIUMS. Within limits, you decide how much money you want to put into the policy. There is a minimum premium that you have to pay to put the policy in force. That amount is 1/12 of the "minimum initial annual premium amount" shown on the specifications page of your policy. After the policy is in force, you may pay any amount you want as long as the cash value is always enough to cover the surrender charge and the current month's expenses.

If you have converted a General American term insurance policy to this policy, and if the term policy includes conversion credits, you may apply those credits to reduce your first-year minimum premium.

You can set up a schedule of payments, and we will send you reminders, but you are not required to make the payments as long as the cash value covers the surrender charge and the current month's expenses. (See Payment and Allocation of Premiums.)

DEATH BENEFIT. If the person insured under the policy dies while the policy is in force, we will pay a death benefit to the beneficiary. You can select one of three death benefits at the time the policy is issued:

* Option A: The death benefit is the greater of the face amount of the policy or an "applicable percentage" of the cash value.
* Option B: The death benefit is the greater of the face amount of the policy plus the cash value, or an "applicable percentage" of the cash value.
* Option C: The death benefit is the greater of the face amount of the policy, or the cash value multiplied by an attained age factor.

As long as the policy remains in force and the person insured is less than 100 years old, the minimum death benefit under any death benefit option will be at least the current face amount.

We will increase the death benefit by any dividends earned prior to the death of the person insured, and by the cost of insurance from the date of death to the end of the month, and will reduce it by any outstanding loans and interest. We will pay the death benefit according to the settlement options available at the time of death. (See Policy Benefits
- Death Benefit.)

The minimum face amount at issue is generally $50,000 under our current rules. Subject to certain restrictions, you may change the face amount and the death benefit option. In certain cases we may require evidence that the person insured under the policy is still insurable. (See Change in Death Benefit Option, and Change In Face Amount.)

You may include additional insurance benefits with your policy. These are described under General Matters - Additional Insurance Benefits. If you elect any additional benefits, we will deduct the charges for those benefits from your Cash Value.

CASH VALUE. Your Policy has a cash value that is the total amount credited to you in the separate account, the loan account, and the general account. The cash value increases by the amount of net premium payments, and decreases by partial withdrawals and expense charges for the policy. It may either increase or decrease based on the investment experience of the separate account divisions that you have selected. (See Policy Benefits - Cash Value.)

There is no minimum guaranteed cash value.

POLICY LOANS. You may borrow against the cash value of your policy. The loan value is the maximum amount that you may borrow. The loan value is:
     the cash value on the date we receive the loan request;
     minus interest on the new loan to the next policy anniversary; minus any loans and interest already outstanding;
     minus any surrender charges;
     minus monthly deductions to the next policy anniversary.

When you borrow against the policy, we will take the money from the general account and the divisions of the separate account in proportion to your balances in each account.

Loan interest is due at each policy anniversary If you don't pay the loan interest, we will add it to the amount of the loan.

You may repay all or part of the loan at any time. When you make a loan payment, we will put the money back into the general account or the divisions of the separate account in the same percentages used them to make the loan.

When we pay out the proceeds of your policy, either as a death benefit or as a policy surrender, we will deduct any outstanding loans and interest from the amount we pay. (See Policy Rights - Loans.)

Loans taken from or secured by a policy may have Federal income tax consequences. (See Federal Tax Matters.)

SURRENDER, PARTIAL WITHDRAWALS, AND PRO-RATA SURRENDER. You may surrender the policy at any time while it is in force. We will pay you the cash surrender value, plus dividends (if any) earned prior to the surrender.

After the first year you may request a partial withdrawal of your cash surrender value. Normally, withdrawing a portion of your cash surrender value will reduce your death benefit by the amount of the withdrawal. However, if you have included the Anniversary Partial Withdrawal Rider on your policy, you may withdraw a portion of your cash surrender value without reducing the death benefit. Under this rider, there are limits on how much you can withdraw, and the withdrawal must be at the policy anniversary. You can find more information about the rider under General Matters - Additional Insurance Benefits.

You may also request a pro-rata surrender of the policy, which allows you to surrender part of the policy and keep the rest in force. You can find more information under Policy Rights - Surrender, Partial
Withdrawals, and Pro-Rata Surrender.

A surrender, partial withdrawal, or Pro-Rata Surrender may have Federal income tax consequences. We suggest that you discuss your situation with a competent tax adviser before taking one of these steps. (See Federal Tax Matters.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES. The death benefit and cash surrender value of your policy will depend on how well your investments perform. In Appendix A we have illustrated some sample policies. Depending on the rate of return, the values may increase or decrease. In order to help you to understand the cost of the policy, we also show how your premium would grow if you simply invested it at 5% interest, compounded annually.

If you surrender your policy in the first few years, the cash surrender value that you receive may be low compared to what you would have accumulated by investing the premiums at interest. In this case, the insurance protection that you received while the policy was in force will have been expensive.

We will provide you with an illustration showing projected future cash values if you request it in writing. We may charge a fee of up to $25 for preparing the illustration.

TAX CONSEQUENCES OF THE POLICY. If your policy was issued in a standard premium class, then we believe that it qualifies as a life insurance contract for Federal income tax purposes. Similarly, if your policy was issued on a guaranteed issue or simplified issue basis, we believe that it will qualify as a life insurance contract. However, if the policy was issued on a substandard basis, it is not clear whether it will qualify as a life insurance contract for tax purposes. The IRS has provided very limited guidance in this area.

Assuming that the policy does qualify as a life insurance contract for Federal income tax purposes, then we believe that the cash value should be subject to the same tax treatment as the cash value of a conventional fixed-benefit contract. This means that growth in the cash value will not be taxed until you receive a distribution.

There are some actions that may trigger a tax. If you transfer ownership to someone else, or if you surrender the policy or withdraw cash from it, you may have to pay a tax. Similarly, if you let the policy lapse while there is an outstanding loan, or if you exchange the policy for another policy, you may owe a tax. (See Federal Tax
Matters.)

If you pay too much in premium, your policy may become a "modified endowment contract." If that happens, then some pre-death distributions of cash will be taxable income. If there is more cash value in the policy that what you actually paid in premiums, you will taxed on the excess in the year in which you receive a distribution. You may withdraw the amount that you paid into the policy without being taxed, but only after you have received the excess as taxable income. In addition, any taxable distribution that you receive before age 59-1/2 will generally be subject to an additional 10% tax.

On the other hand, if the policy is not a modified endowment contract, then distributions are normally treated first as a return of your "cost basis," or investment in the contract. In this case, you may withdraw up to the amount of the premiums you paid with no tax consequences. After that, any additional distributions are treated as taxable income. In addition, loans from the policy are not treated as distributions, so they are not considered taxable income. Finally, if you policy is not a modified endowment contract, neither distributions or loans are subject to the 10% additional tax (See Federal Tax Matters.)

Please note that General American is neither a law firm nor a tax adviser, so we cannot give you legal or tax advice. If you have specific legal or tax questions, we suggest that you consult a qualified professional in these fields.

DIVIDENDS. We do not expect to pay dividends on this Policy.  (See
Dividends.)

                              * * *

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

                           DEFINITIONS

ATTAINED AGE - The Issue Age of the Insured plus the number of completed Policy Years.

BENEFICIARY - The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account, and in certain contracts, the General Account.

CASH SURRENDER VALUE - The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.

DIVISION - A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund of either General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust.

EFFECTIVE DATE - The date as of which insurance coverage begins under a policy.

FACE AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.

FUND - A separate investment Portfolio of either General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust. Although sometimes referred to elsewhere as "Portfolios," they are referred to herein as "Funds," except where "Portfolio" is part of their name.

GENERAL ACCOUNT -The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

HOME OFFICE - The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

INDEBTEDNESS - The sum of all unpaid Policy Loans and accrued interest on loans.

INSURED - The person whose life is insured under the Policy.

INVESTMENT START DATE - The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at General American's Home Office.

ISSUE AGE - The Insured's age at his or her nearest birthday as of the date the Policy is issued.

ISSUE DATE - The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT - The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General
American's General Account.

LOAN SUBACCOUNT - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MATURITY DATE - The Policy Anniversary on which the Insured reaches Attained Age 100.

MONTHLY ANNIVERSARY - The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM - The premium less the premium expense charges (consisting of the sales charge and the premium tax charge).

OWNER - The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY - The flexible premium variable life insurance Policy offered by the Company and described in this Prospectus.

POLICY ANNIVERSARY - The same date each year as the Issue Date.

POLICY MONTH - A month beginning on the Monthly Anniversary.

POLICY YEAR - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

PORTFOLIO - see Fund.

SEC - The United States Securities and Exchange Commission.

SEPARATE ACCOUNT - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

VALUATION DATE - Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business the day after Thanksgiving.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

               THE COMPANY AND THE SEPARATE ACCOUNT

                           THE COMPANY

General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. GenAmerica is wholly owned by General American Mutual Holding Company, a mutual holding company organized under Missouri law.

General American Mutual Holding Company ("GAMHC") has announced that it is developing a plan under which it would convert from a mutual company to a publicly-held stock company. Conversion to a stock company, or "demutualization", would be subject to policyholder and regulatory approval, as well as the satisfaction of certain other conditions. Demutualization would not affect General American's contractual obligations. If, and when, GAMHC adopts a conversion plan, information about the plan will be made available to policyholders in accordance with applicable law and regulations.

General American is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had consolidated assets of approximately $29 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are located at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.

                       THE SEPARATE ACCOUNT

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.

The Separate Account currently is divided into twenty-four Divisions. Divisions invest in corresponding Funds from one of seven open-end, diversified management investment companies: (1) General American Capital Company, (2) Russell Insurance Funds, (3) American Century Variable Portfolios, (4) J.P. Morgan Series Trust II, (5) Variable Insurance Products Fund, (6) Variable Insurance Products Fund II, and
(7) Van Eck Worldwide Insurance Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.

Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

                 GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company ("the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Capital Company Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for the Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment Advisor is Conning Asset Management Company ("the Advisor"), an indirect majority-owned subsidiary of General American. The Advisor selects investments for the Funds.

The investment objectives and policies of each Fund are summarized below:

     S&P 500 INDEX FUND: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate.
     The Fund uses the Standard & Poor's Composite Index of 500 Stocks ("the S&P Index") as its standard for performance comparison. The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return. The Fund is not managed by Standard & Poor's.

     THE MONEY MARKET FUND: The investment objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government.

     BOND INDEX FUND: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers Government/Corporate Bond Index as its standard for performance comparison.

     MANAGED EQUITY FUND: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

     ASSET ALLOCATION FUND: The investment objective of this Fund is a high rate of long-term total return composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital Company Funds may invest in. The Asset Allocation Fund invests in a combination of common stocks, bonds, or money market instruments in accordance with guidelines established from time to time by Capital Company's Board of Directors.

     INTERNATIONAL INDEX FUND: The investment objective of this Fund is obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").

     MID-CAP EQUITY FUND: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium market capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.

     SMALL-CAP EQUITY FUND: The investment objective of this Fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").

                     RUSSELL INSURANCE FUNDS

Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.

The investment objectives and policies of each Fund are summarized below:

     MULTI-STYLE EQUITY FUND: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

     AGGRESSIVE EQUITY FUND: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

     NON-U.S. FUND: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S. governments.

     CORE BOND FUND: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.

               AMERICAN CENTURY VARIABLE PORTFOLIOS

American Century Variable Portfolios, Inc., a part of American Century Investments, was organized as a Maryland corporation on June 4, 1987. It is a diversified, open-end management investment company. Its business and affairs are managed by its officers under the Direction of its Board of Directors. American Century Investment Management, Inc. serves as the investment manager of the fund.

The investment objective and policies of the Funds are summarized below:

     INCOME & GROWTH FUND: The investment objective of this Fund is to attain long-term growth of capital as well as current income. The

     Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential. Dividends are paid monthly.

     INTERNATIONAL FUND: This Fund seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation. Because the Fund invests in foreign securities, a higher degree of short-term price volatility, or risk, is expected due to factors such as currency fluctuation and political instability.

     VALUE FUND: This Fund is a core equity fund that seeks long-term capital growth. Income is a secondary objective. To pursue its objectives, the fund invests primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase. Please note that this is an equity investment and, by nature, may fluctuate in value.

                   J.P. MORGAN SERIES TRUST II

J.P. Morgan Series Trust II is an open-end diversified management investment company organized as a Delaware Business Trust. The Trust's investment adviser is J.P. Morgan Investment Management, Inc., a registered investment adviser and a wholly owned subsidiary of J.P. Morgan & Co., Incorporated, a bank holding company organized under the laws of Delaware.

The investment objective and policies of the Funds are summarized below:

     BOND PORTFOLIO: This Fund seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging the greater price fluctuation of longer-term instruments.

     SMALL COMPANY PORTFOLIO: The investment objective of this Fund is to provide high total return from a portfolio of equity securities of small companies. The Fund invests at least 65% of the value of its total assets in the common stock of small U.S. Companies primarily with market capitalizations less than $1 billion. The Fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

                 VARIABLE INSURANCE PRODUCTS FUND

Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP. VIP shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the Funds' Manager.

The investment objectives and policies of each Fund are summarized below:

     EQUITY-INCOME PORTFOLIO: The investment objective of this Fund is income, obtained by investing primarily in income-producing equity securities. In choosing these securities, FMR will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

     GROWTH PORTFOLIO: The investment objective of this Fund is capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be obtained from other types of securities, including bonds and preferred stocks.

     OVERSEAS PORTFOLIO: The investment objective of this Fund is long-term growth of capital. The Fund invests primarily in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participation in companies and economies outside of the United States.

     HIGH INCOME PORTFOLIO: The investment objective of this Fund is a high level of current income. The Fund seeks to fulfill the objective by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds," involve greater risk of default or price change than securities assigned a higher quality rating.

               VARIABLE INSURANCE PRODUCTS FUND II

Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Funds are summarized below:

     ASSET MANAGER: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.

                VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on January 7, 1987. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Associates Corporation of New York, New York.

The investment objectives and policies of the Funds are summarized below:

     WORLDWIDE HARD ASSETS FUND: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together, "Hard Assets"). Current income is not an objective.

     WORLDWIDE EMERGING MARKETS FUND: The investment objective of this Fund is to obtain long-term capital appreciation by investing in equity securities in emerging markets around the world. The Fund emphasizes primarily investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in Capital Company. The Board of Trustees of each Fund are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in each Fund's prospectus, which must accompany or precede this Prospectus and which should be read carefully.

        ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund currently available under the Policy, or of another registered open-end investment company if the shares of a Fund are no longer available for investment or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a Fund currently available under the Policy, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or
(c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                         POLICY BENEFITS

                          DEATH BENEFIT

As long as the Policy remains in force (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the death benefit in a lump sum The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides three death benefit options: "Death Benefit Option A," "Death Benefit Option B," and "Death Benefit Option C." The death benefit under all options will never be less than the current Face Amount of the Policy (LESS INDEBTEDNESS) as long as the Policy remains in force. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) The minimum Face Amount currently is $50,000.

DEATH BENEFIT OPTION A. Under Death Benefit Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an a Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies.
(See Illustrations of Death Benefits and Cash Values, Appendix A.)

DEATH BENEFIT OPTION B. Under Death Benefit Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Death Benefit Option A: 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)

-------------------------------------------------------------------------
               APPLICABLE PERCENTAGE OF CASH VALUE TABLE<F*>
-------------------------------------------------------------------------
       Insured Person's Age      Policy Account Multiple
                                        Percentage
-------------------------------------------------------------------------
            40 or under                    250%
-------------------------------------------------------------------------
               45                          215%
-------------------------------------------------------------------------
               50                          185%
-------------------------------------------------------------------------
               55                          150%
-------------------------------------------------------------------------
               60                          130%
-------------------------------------------------------------------------
               65                          120%
-------------------------------------------------------------------------
               70                          115%
-------------------------------------------------------------------------
            78 to 90                       105%
-------------------------------------------------------------------------
           95 or older                     100%
-------------------------------------------------------------------------
[FN]
<F*>For ages that are not shown on this table, the applicable percentage multiples will decrease by a ratable portion for each full year.

DEATH BENEFIT OPTION C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). Accordingly, under Death Benefit Option C the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

-------------------------------------------------------------------------
                       DEATH BENEFIT OPTION C
                  SAMPLE ATTAINED AGE FACTOR TABLE
-------------------------------------------------------------------------
        INSURED                MALE LIVES             FEMALE LIVES
      ATTAINED AGE               FACTOR                  FACTOR
-------------------------------------------------------------------------
           20                   6.39373                 7.62992
-------------------------------------------------------------------------
           25                   5.50505                 6.48136
-------------------------------------------------------------------------
           30                   4.68733                 5.49185
-------------------------------------------------------------------------
           35                   3.97255                 4.64894
-------------------------------------------------------------------------
           40                   3.37168                 3.94230
-------------------------------------------------------------------------
           45                   2.87784                 3.36481
-------------------------------------------------------------------------
           50                   2.47279                 2.88712
-------------------------------------------------------------------------
           55                   2.14116                 2.49005
-------------------------------------------------------------------------
           60                   1.87392                 2.15766
-------------------------------------------------------------------------
           65                   1.65835                 1.87615
-------------------------------------------------------------------------
           70                   1.48797                 1.64736
-------------------------------------------------------------------------
           75                   1.35451                 1.46009
-------------------------------------------------------------------------
           80                   1.25595                 1.31875
-------------------------------------------------------------------------
           85                   1.18113                 1.21344
-------------------------------------------------------------------------
           90                   1.12767                 1.13972
-------------------------------------------------------------------------
           95                   1.07472                 1.07637
-------------------------------------------------------------------------

CHANGES IN DEATH BENEFIT OPTION. After the first Policy Anniversary, if the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. The option may be changed once each Policy Year, and a request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters.)

A Death Benefit Option A Policy may change its death benefit option to Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may change its death benefit option to Death Benefit Option A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A or Death Benefit Option B for the entire lifetime of the Contract. Similarly, a Policy issued under either Death Benefit Option A or B may not change to Death Benefit Option C for the lifetime of the Policy.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See Monthly Deduction - Cost of Insurance,.)

CHANGE IN FACE AMOUNT. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy once each Policy Year and not before the first Policy Anniversary. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction - Cost of Insurance.) A change in the Face Amount of a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. An application for an increase must be received by the Company. If approved, the increase will become effective as of the Monthly Anniversary on or following receipt of the application by the Company. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $25,000. Although an application for an increase need not be accompanied by an additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. To the extent the Cash Surrender Value is not sufficient, an additional premium must be paid. (See Charges and Deductions - Monthly Deduction.) An increase in the Face Amount may result in certain additional charges. (See Charges and Deductions - Monthly Deduction.)

For the Owner's rights upon an increase in Face Amount, see Policy Rights - Right to Examine Policy. Owners should consult their sales representative before deciding whether to increase coverage by increasing the Face Amount of a Policy.

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. Decreases will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. This order of reduction will be used to determine the amount of subsequent cost of insurance charges (See Monthly Deduction - Cost of Insurance; and Charges and Deductions - Contingent Deferred Sales Charge.)

PAYMENT OF THE DEATH BENEFIT. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters - Postponement of Payment from the Separate Account.) The death benefit will be increased by any unpaid dividends determined prior to the Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters - Additional Insurance Benefits, Dividends, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.

                            CASH VALUE

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined below), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

     (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

     (2)  Any Net Premium payments received during the current
     Valuation Period which are allocated to the Division; plus

     (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

     (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

     (5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

     (6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

     (7) Any partial withdrawals from the Division during the current Valuation Period; minus

     (8) Any withdrawal due to a pro rata surrender from the Division during the current Valuation Period; minus

     (9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or pro rata surrender; minus

     (10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See Charges and Deductions.)

NET INVESTMENT FACTOR: The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

     (1) The value of the assets at the end of the preceding Valuation Period; plus

     (2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

     (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

     (4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

     (5) A charge equal to .0019111% of the average net assets for each day in the Valuation Period. This is equivalent to an effective annual rate of 0.70% per year for mortality and expense risks; divided by

     (6)  The value of the assets at the end of the preceding Valuation
     Period.

                          POLICY RIGHTS

                              LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may,. by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

The Loan Value is the Cash Value of the Policy on the date the loan request is received, less interest to the next loan interest due date, less anticipated monthly deductions to the next loan interest due date, less any existing loan, and less any surrender charge. Policy Loan interest is payable on each Policy Anniversary.

The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters-Postponement of Payments from the Separate Account.)

When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an earnings rate which is the greater of (a) an annual rate of 4% ("the guaranteed earnings rate" or (b) a current rate determined by us ("the discretionary earnings rate"). The Company may change the discretionary earnings rate on Policy Loans at any time in its sole discretion. Currently in Policy Years one through ten, we accrue interest at a discretionary earnings rate which is .85% less than the borrowing rate we charge for Policy Loan interest. Beginning in Policy Year eleven we accrue interest at a discretionary earnings rate which is .50% less than the borrowing rate we charge for Policy Loan interest. The difference between the rate of interest earned and the borrowing rate is the "Loan Spread". The Loan Spreads mentioned above are currently in effect and are not guaranteed.

Interest credited on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Interest Charged. The borrowing rate we charge for Policy Loan interest will be based on an index. The indexed borrowing rate will never be more than the maximum loan rate permitted by law. More information on the borrowing rate charged is provided below.

General American will inform the Owner of the current borrowing rate when a Policy Loan is made. General American will also mail the Owner an advance notice if there is to be a change in the borrowing rate applicable to any outstanding Indebtedness.

Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

We determine the borrowing rate at the beginning of each Policy Year . The same rate applies to any outstanding Indebtedness and to any new Policy Loans made during the year. The borrowing rate determined by General American for a Policy Year may not exceed a Maximum Limit which is the greater of:

     (a) The Published Monthly Average (defined below) for the calendar month ending two months before the beginning of the month in which the Policy Anniversary falls (example: for a Policy with a June Policy Anniversary, the March Published Average); or

     (b)  Five Percent (5%).

The Published Monthly Average means:

     (1)  Moody's Corporate Bond Yield Average - Monthly Average
     Corporate, as published by Moody's Investors Service, Inc. or any successor to that service; or

     (2) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this Policy is issued.

If the Maximum Limit for a Policy Year, as determined in this manner, is at lest 0.50% higher than the borrowing rate determined by General American for the previous Policy Year, General American may increase the borrowing rate to not more than the Maximum Limit. Therefore the borrowing rate we charge for Policy Loan interest will only change if the Published Monthly Average differs from the previous rate by at least 0.50%.

EFFECT OF POLICY LOANS. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value may be higher.

In addition, if the Indebtedness (See Definitions) exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

REPAYMENT OF INDEBTEDNESS. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

      SURRENDER, PARTIAL WITHDRAWALS AND PRO RATA SURRENDER

At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may

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make a partial withdrawal by sending a written request to the Company.
The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender, partial withdrawal, or a pro rata surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters - Postponement of Payments from the Separate Account.)

SURRENDERS. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value plus any unpaid dividends determined prior to surrender (See Dividends) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness, and less any surrender charge. (See Charges and Deductions - Contingent Deferred Sales Charge.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

PARTIAL WITHDRAWALS. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account, and up to four partial withdrawals and transfers in any Policy Year from the General Account. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of a) $500 from a Division of the Separate Account, or b) the Policy's Cash Value in a Division. (See Charges and Deductions - Contingent Deferred Sales Charge.) Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value net of any applicable surrender charges in that Division. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greatest of the following: (1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year, (2) $5,000, (3) the previous Policy Year's maximum amount.

The Owner may allocate the amount withdrawn plus any applicable surrender charge, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal. If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge exceeds the difference between the death benefit and the Face Amount. If Death Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction - Cost of Insurance.) Partial withdrawals will be applied first to reduce the initial Face Amount and then to each increase in Face Amount in order, starting with the first increase. The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO RATA SURRENDER. After the first Policy Year, an Owner can make a pro rata surrender of the Policy. The pro rata surrender will reduce the Face Amount and the Cash Value by a percentage chosen by the

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Owner.  This percentage must be any whole number.  A pro rata surrender may have Federal income tax consequences. (See Federal Tax Matters.) The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request.

The Owner may allocate the amount of decrease in Cash Value plus any applicable surrender charge among the Divisions of the Separate Account and the General Account. (See Charges and Deductions - Contingent Deferred Sales Charge.) If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for pro rata surrender is received.

A pro rata surrender can not be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No pro rata surrender will be processed for more Cash Surrender Value than is available on the date of the pro rata surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction less any applicable surrender charges.

Pro rata surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy. (See Monthly Deduction - Cost of Insurance.) Pro rata surrenders will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

CHARGES ON SURRENDER, PARTIAL WITHDRAWALS AND PRO RATA SURRENDER. If a Policy is surrendered within the first ten Policy Years, the Deferred Contingent Sales Charge will apply. (See Contingent Deferred Sales Charge.)

A partial withdrawal or pro rata surrender may also result in a charge. The amount of the charge assessed is a portion of the Contingent
Deferred Sales Charge that would be deducted upon surrender or lapse. Charges are described in more detail under Charges and Deductions - Contingent Deferred Sales Charge.

While partial withdrawals and pro rata surrenders are each methods of reducing a Policy's Cash Value, a pro rata surrender differs from a partial withdrawal in that a partial withdrawal does not typically have a proportionate effect on a Policy's death benefit by reducing the Policy's Face Amount, while a pro rata surrender does. Assuming that a Policy's death benefit is not a percentage of the Policy's Cash Value, a pro rata surrender will reduce the Policy's death benefit in the same proportion that the Policy's Cash Value is reduced, while a partial withdrawal will reduce the death benefit by one dollar for each dollar of Cash Value withdrawn. Partial Withdrawals and Pro Rata Surrenders will also result in there being different cost of insurance charges subsequently deducted. (See Monthly Deduction - Cost of Insurance; Surrender, Partial Withdrawals and Pro Rata Surrender - Partial Withdrawals; and Surrenders, Partial Withdrawals, and Pro Rata Surrenders-Pro Rata Surrender.)

                         TRANSFERS

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (See The General Account). Requests for transfers from or among Divisions of the Separate Account must be made in writing. Transfers from or among the Divisions of the Separate Account may be made once each Policy Month and must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. General American ordinarily will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum
General Account allocation percent, and the frequency of such transfers. General American may in the future impose a charge of no more than $25 per transfer request.

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                   PORTFOLIO REBALANCING


Over time, the funds in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of the Cash Value in the General Account and in the Divisions of the Separate Account to the percentages determined in advance. There are two methods of rebalancing available - periodic and variance.

PERIODIC REBALANCING. Under this option The Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the funds by generating transfers to reallocate the funds according to the investment percentages elected.

VARIANCE REBALANCING. Under this option The Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent (5%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific funds from being rebalanced. On each Monthly Anniversary we will review the current fund balances to determine whether any fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

                      DOLLAR COST AVERAGING

The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize "dollar cost averaging" ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantee that DCA will result in a profit or protect against loss.

The following rules and restrictions apply to DCA transfers:

     (1)  The minimum DCA transfer amount is $100.

     (2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

     (3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

     (4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

     (5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights-- Transfers.)

     (6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net
     Premiums. (See Payment and Allocation of Premiums -- Allocation of Net Premiums and Cash Values.)

     (7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

     (8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights -

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     Loans, and Policy Rights - Conversion Privilege.)

     (9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Policy Rights - Right to Examine Policy).

The Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

                     RIGHT TO EXAMINE POLICY

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, General American will refund an amount equal to the greater of premiums paid or (1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters - Postponement of Payments from the Separate Account.)

A request for an increase in Face Amount (see Policy Benefits - Death Benefit) may also be canceled. The request for cancellation must be made within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, or 45 days after the application for the increase was signed.

                 PAYMENTS OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, the Company will pay in a lump sum the Cash Surrender Value of the Policy on the Maturity Date, plus any unpaid dividends determined prior to maturity. Amounts payable on the Maturity Date ordinarily will be paid in a lump sum within seven days of that date, although payments may be postponed under certain circumstances. (See General Matters - Postponements of Payments from the Separate Account.) A Policy will mature if and when the Insured reaches Attained Age 100. Settlement options other than a lump sum payment may only be made upon written agreement with the Company.

                PAYMENT AND ALLOCATION OF PREMIUMS

                       ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 80 for regularly underwritten contracts and, should they become available in the future, to Insureds of Issue Ages 0 through 64 for simplified issue and guaranteed issue contracts. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

                          PREMIUMS

The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. (See Charges and Deductions.) For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy.

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Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.

An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.

PREMIUM LIMITATIONS. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in an Owner's annual report.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the company reserves the right to impose other restrictions upon the amount of premium that may be paid into the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters.)

If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or (2) require additional evidence of insurability before it accepts the premium.

            ALLOCATION OF NET PREMIUMS AND CASH VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 5% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (see General Account). For policies issued with an allowable percentage to the General Account of more than 5%, the minimum percentage is 5%, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company. Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

During the period from the Issue Date to the end of the Right to Examine Policy Period (See Policy Rights - Right to Examine Policy), Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of Capital Company. When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right to Examine Policy Period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

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The Policy's Cash Value may also be transferred between Divisions of the
Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights - Transfers.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

               POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid. The amount of the premium required to keep the Policy in force will be the amount to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions - Monthly Deduction.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value.

If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. Reinstatement is subject to the following conditions:

     1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

     2. Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

     3. Payment or reinstatement of any Indebtedness.  Any
     Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse. The Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

The effective date of reinstatement will be the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions-Monthly Deduction.)

The surrender charge in effect at the time of reinstatement will equal the surrender charge in effect at the time of lapse.

                      CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

                     PREMIUM EXPENSE CHARGES

Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge and a charge for premium taxes. The premium payment less the premium expense charge equals the Net Premium.

SALES CHARGE. A sales charge not to exceed 5% of each premium payment will be deducted from each premium payment to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by riders. The Company currently intends to deduct a sales charge of 5% in Policy Years one through ten and 2.25% in Policy Years past Policy Year ten. The expenses covered by the sales charge include agent sales commissions, the cost of printing Prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for sales charge is used to pay distribution expenses and other costs associated with these additional coverages. No increase in this sales charge will occur that would result in an increase in the sales charge percentage deducted in any previous Policy year.

A Contingent Deferred Sales Charge is also imposed under certain circumstances for expenses incurred in distributing the Policies. That charge is discussed below.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

PREMIUM TAXES. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2.5% of the premium is taken from each premium payment for these taxes. The deduction represents an amount the Company considers necessary to pay the premium taxes imposed by the states and any subdivisions thereof.

                         MONTHLY DEDUCTION

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) the cost of insurance; and (c) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

MONTHLY ADMINISTRATIVE CHARGE. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, record keeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, and reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is $4 per month for all Policy Months. These charges are guaranteed not to increase while the Policy is in force. The Company does not anticipate that it will make any profit on the monthly administrative charge.

The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

COST OF INSURANCE. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The rates will be based on the Attained Age, duration, rate class, and sex (except for Policies sold in Montana, (See Unisex Requirements Under Montana Law) of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases. The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, the Company will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase that required proof of insurability.

The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting, to simplified issue underwriting, and should it become available in the future, to guaranteed issue underwriting.

Actual cost of insurance rates may change and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female 1980 CSO Mortality Tables (1980 CSO Table A and 1980 CSO Table G), age nearest birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. For rate classes other than the guaranteed issue rate class, each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the smoker rate class.) Policies issued with simplified underwriting or guaranteed issue, if it would become available in the future, will in general incur a higher cost of insurance than Policies issued under full underwriting. Guaranteed issue Policies will in general incur the highest cost of insurance rates.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less (b) the Cash Value at the beginning of the Policy Month. If there is an increase in the Face Amount, a net amount at risk will be calculated separately for the initial Face Amount and for each increase in Face Amount. If Death Benefit Option A or Death Option C is in effect, for purposes of determining the net amounts at risk for the initial Face Amount and for each increase in Face Amount, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Death Benefit Option B is in effect, the net amount at risk will be determined separately for the initial Face Amount and for each increase in Face Amount. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters - Additional Insurance Benefits.)

           CONTINGENT DEFERRED SALES CHARGE ("CDSC")

For a period of up to ten years after the Issue Date, the Company will impose a CDSC upon surrender or lapse of the Policy, upon a partial withdrawal, or upon a pro rata surrender. The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy Years having elapsed since the Policy was issued.

The Contingent Deferred Sales Charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

CALCULATION OF CHARGE. If a Policy is surrendered, the charge will be the Contingent Deferred Sales Charge Percentage multiplied by 4.0% of premiums paid since issue.

The Contingent Deferred Sales Charge Percentage is shown in the following table.

             CONTINGENT DEFERRED SALE CHARGE
                    PERCENTAGE TABLE

     IF SURRENDER OR LAPSE    THE PERCENTAGE OF THE
  OCCURS IN THE LAST MONTH     SURRENDER CHARGE
      OF POLICY YEAR:<F*>    PAYABLE WILL BE:<F**>

          1 through 5                 100%
              6                        80%
              7                        60%
              8                        40%
              9                        20%
        10 and later                    0%
[FN]
     <F*>In addition, the percentages reduce equally for each Policy
     Month during the years shown. For example, during the seventh year, the percentage reduces equally each month from 80% at the end of the sixth Year to 60% at the end of the seventh Year.

     <F**>For male issue ages 75 through 80 and female issue ages 77 through 80, the Contingent Deferred Sales Charge Percentage grades to 0% in less than ten years.

CHARGE ASSESSED UPON PARTIAL WITHDRAWALS OR PRO RATA SURRENDER. The amount of the Contingent Deferred Sales Charge deducted upon a partial withdrawal or pro rata surrender will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the withdrawal of cash by the Cash Value before the withdrawal and multiplying the result by the charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

REDUCTION OF CHARGES. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or reduce the amount of the Sales Charge, Contingent Deferred Sales Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. General American will determine in its discretion if, and in what amount, a reduction is appropriate. The Company may modify its criteria for qualification for reduction of charges as experience is gained, subject to the limitation that such reductions will not be unfairly discriminatory against the interests of any Owner.

                     SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE. General American will deduct a daily charge from the Separate Account at the rate of .0019111% of the average net assets of each Division of the Separate Account which equals an effective annual rate of .70% of those net assets. This deduction is guaranteed not to increase while the Policy is in force. General American may realize a profit from this charge.

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

FUND EXPENSES. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. A summary of the annual Fund operating expenses is provided on page 5 of this prospectus. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses.

TAXES. No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                            DIVIDENDS

The Policy is a participating Policy which is entitled to a share, if any, of the divisible surplus of the Company as determined each year and apportioned to it. This surplus will be distributed as a dividend payable annually on the January Monthly Anniversary. If the Insured dies after the dividend has been determined, the Company will pay any unpaid dividend to the Beneficiary.

Dividends under participating policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of costs emerging over time after the issue of the Policies. Both Federal and state law recognize that dividends are generally considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes. However, depending on the dividend payment option chosen (see below), dividends may have tax consequences to Owners. Counsel or other competent tax advisors should be consulted for more complete information.

Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses.
State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

Each year the Company's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and lapse rates, investment yield in the General Account, and actual expenses incurred in administering the Policy. Such data is then allocated to each dividend class, e.g., by year of issue, age and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to the Company's Board of Directors ("the Board). The Board, which has the ultimate authority to declare dividends, will vote the amount of surplus to be apportioned to each Policy class, thereby, authorizing the distribution of the annual dividend.

An Owner may choose one of the following dividend options. Dividends will be credited under the chosen option until the Owner changes it. If the Owner does not choose an option, the Company will credit the dividend under Dividend Option B until such time as the Owner requests in writing a different option.

DIVIDEND OPTION A: Cash. The amount of the dividend will be paid in cash.

DIVIDEND OPTION B: Increase Cash Value. The amount of the dividend will be added to the Policy's Cash Value on the date of the dividend payment. The Cash Value will be increased by the amount of the dividend. The dividend will be allocated to the General Account (if available) and the Divisions of the Separate Account according to the current allocation of the Net Premium.

                    THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                    GENERAL DESCRIPTION

The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies.
Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percent. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

                            THE POLICY

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

                     GENERAL ACCOUNT BENEFITS

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, pro rata surrenders, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

                    GENERAL ACCOUNT CASH VALUE

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, pro rata surrenders, surrender charges or transfers to the Separate Account.

     TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

After the first Policy Year and prior to the Maturity Date, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A maximum total of four partial withdrawals and transfers from the General Account is permitted in a Policy Year. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, (b) $5,000, or (c) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

Transfers to the General Account are limited by the maximum allocation percentage (described below) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

No transfer charge currently is imposed on transfers to or from the General Account. However, such a charge may be imposed in the future. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and pro rata surrenders will result in the imposition of the applicable surrender charge.

Transfers, surrenders, partial withdrawals and pro rata surrenders payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment. Amounts from the General Account used to pay premiums on policies with General American will not be delayed.

                         GENERAL MATTERS

        POSTPONEMENT OF PAYMENTS FROM THE SEPARATE ACCOUNT

The Company usually pays amounts payable on partial withdrawal, pro rata surrender, surrender, or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, pro rata surrender, death of Insured, or the Maturity Date, as well as payments of a Policy Loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

                           THE CONTRACT

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

                        CONTROL OF POLICY

The Insured is the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

                           BENEFICIARY

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

                  CHANGE OF OWNER OR BENEFICIARY

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within sixty days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

                          POLICY CHANGES

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted, if as a result, the Policy would fail to satisfy the definition of life insurance in Section 7702 of the Internal Revenue Code or any applicable successor provision.

                     CONFORMITY WITH STATUTES

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.

                       CLAIMS OF CREDITORS

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

                         INCONTESTABILITY

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

                            ASSIGNMENT

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and
(c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

                             SUICIDE

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness subject to certain limitations, if the Insured, while sane or insane, dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide when the Policy, or the increase in Face Amount, was applied for.

            MISSTATEMENT OF AGE OR SEX AND CORRECTIONS

If the age or sex (except any Policies sold in Montana; see Unisex Requirements Under Montana Law) of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

                       CHANGE IN RATE CLASS

Sixty days prior to the Policy Anniversary on which the Insured attains age 20, a letter will be sent to the Owner notifying the Owner of the opportunity to apply for a change in the Insured's Rate Class from Smoker to Non-Smoker. Upon receipt of the forms requested for a Non-Smoker risk classification and proof satisfactory to the Company, the Rate Class will be Non-Smoker. If the Owner does not apply for a Rate Class change, the Rate Class will remain Smoker.

               ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions - Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

WAIVER OF MONTHLY DEDUCTION RIDER. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

WAIVER OF SPECIFIED PREMIUM RIDER. Provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65.

INCREASING BENEFIT OPTION RIDER. Allows the Owner to increase the Face Amount of the Policy without evidence of insurability. The increase is made on each Policy Anniversary.

                       RECORDS AND REPORTS

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for each Fund. Receipt of premium payments, transfers, partial withdrawals, pro rata surrenders, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                   DISTRIBUTION OF THE POLICIES

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policy, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

Writing agents will receive commissions based on a commission schedule and rules. Currently, agent first-year commissions equal 7.50% of target premiums and 2.00% of excess premium paid in Policy Year 1. In renewal years, the agent commissions equal 4.0% of premiums paid in years 2 through 10. A 2.50% of premium service fee is paid after Policy year 10. For Policy years after Policy Year 1, a commission of .20% of the average monthly Cash Value for each Policy Year is paid. Reductions may be possible under the circumstances outlined in the section entitled Reduction of Charges. General Agents receive compensation which may be in part based on the level of agent commissions in their agencies.

Walnut Street receives no administrative fees, management fees, or other fee income from sales of the Policies.

The general agent commission schedules and rules differ for different types of agency contracts.

                       FEDERAL TAX MATTERS

                           INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax Advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

                     TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account, intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested. Although General American does not control Capital Company, RIF, VIP, VIP II, or Van Eck, it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

l. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax Advisor should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract". However, upon a complete surrender or lapse of any Policy, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Divisions.

Accordingly, a prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax Advisor before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISOR BEFORE DEDUCTING ANY LOAN INTEREST.

6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Advisor.

7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

8. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under
Section 72(e) of the Code.

9. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

              UNISEX REQUIREMENTS UNDER MONTANA LAW

The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

           SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                          VOTING RIGHTS

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment Advisor or sub-Advisor of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                 STATE REGULATION OF THE COMPANY

The Company, a stock life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                              MANAGEMENT OF THE COMPANY
                                                    PRINCIPAL OCCUPATION (S)
          NAME                                      DURING PAST FIVE YEARS<F*>
          ----                                      --------------------------
PRINCIPAL OFFICERS<F**>
-----------------------
Richard A. Liddy                    Chairman, President and CEO, 1/95-present; Chairman of the
                                    Executive Committee, 5/92-present.  Formerly President and
                                    CEO, 5/92-1/95.

Robert J. Banstetter, Sr.           Vice President, General Counsel and Secretary, 2/91-present.

John W. Barber                      Vice President and Controller, 12/84-present.

Kevin C. Eichner                    Executive Vice President of General American, President and
                                    Chairman of GenMark, Chairman of Walnut Street Securities,
                                    10/97-Present.  President and CEO, Collaborative Strategies,
                                    1983-Present.

David L. Herzog                     Chief Financial Officer, GenAmerica Corporation, 1/99-
                                    present.  President, GenAmerica Management Corporation,
                                    10/98-present.  Formerly Assistant to the President, General
                                    American and GenAmerica, 1996-1999, Chief Financial Officer,
                                    Individual Line, General American, 1995-1996, Manager,
                                    Investor Relations, Reinsurance Group of America and GenCare
                                    Health Systems, 1993-1995.

E. Thomas Hughes                    Corporate Actuary and Treasurer, 10/94-present.  Formerly
                                    Executive Vice President-Group Pensions, 3/90-10/94

Michael P. Ingrassia                Vice President-Group Executive Accounts, 3/92-present.

Warren J. Winer                     Executive Vice President-Group Life and Health, 8/95-
                                    present.  Formerly Managing Director, William M. Mercer,
                                    Inc., 7/93-8/95; President and Chief Operating Officer, W.
                                    F. Corroon, 1986-7/93.

Bernard H. Wolzenski                Executive Vice President-Individual Insurance, 10/91-
                                    present.

A. Greig Woodring                   President and Chief Executive Officer, Reinsurance Group of
                                    America, 12/92-present.


<F*> All positions listed are with General American unless otherwise indicated.
<F**>The principal business address of Messrs. Banstetter, Herzog,
     Hughes, and Liddy is General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101. The principal business address for Messrs. Barber, Ingrassia, Winer and Wolzenski and for Ms. Snyder is 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The principal business address for Mr. Woodring is 660 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141. The principal business address for Mr. Eichner is 670 Mason Ridge Center Drive, Suite 100, St. Louis, Missouri 63141.

                                39

                                                    PRINCIPAL OCCUPATION (S)
          NAME                                      DURING PAST FIVE YEARS<F*>
          ----                                      --------------------------
DIRECTORS
---------

August A. Busch III                      Chairman of the Board and President, Anheuser-Busch
Anheuser-Busch Companies, Inc.            Companies, Inc. (beer business).
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                      Retired Chairman and Chief Executive Officer, Union
Union Electric Company                    Electric Company (electric utility business).
P.O. Box 149
St. Louis, Missouri 63166

John C. Danforth                          Partner.  Formerly, U.S. Senator, State of
Bryan Cave                                Missouri.
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                         Past President, Edison Brothers Stores, Inc. (retail
Edison Brothers Stores, Inc.              specialty stores).
P.O. Box 14020
St. Louis, Missouri 63178

Richard A.Liddy                           Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, MO 63101

William E. Maritz                         Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                              (motivation, travel, communications, training and
1375 North Highway Drive                  marketing research business).
Fenton, Missouri 63099

Craig D. Schnuck                          Chairman and Chief Executive Officer, Schnuck Markets,
Schnuck Markets, Inc.                     Inc. (retail supermarket chain).
11420 Lackland Road
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                        Chairman, Chief Executive Officer and President,
Ralston Purina Company                    Ralston Purina Company (pet food, batteries, and bread
Checkerboard Square                       business); Chairman, Ralcorp Holdings, Inc. (ready-
St.  Louis, Missouri 63164                to-eat cereal, baby food, ski resorts).

Andrew C. Taylor                          Chief Executive Officer and President, Enterprise
Enterprise Rent-A-Car                     Rent-A-Car (car rental).
600 Corporate Park Drive
St. Louis, Missouri 63105

                               40

                                                    PRINCIPAL OCCUPATION (S)
          NAME                                      DURING PAST FIVE YEARS<F*>
          ----                                      --------------------------

DIRECTORS (CONTINUED)
---------------------
H. Edwin Trusheim                         Retired Chairman and Chief Executive Officer
General American Life Insurance Co.
P.O. Box 396
St. Louis, MO 63166

Robert L. Virgil                          Principal, Edward Jones (investments).
Edward Jones
12555 Manchester
St. Louis, Missouri  63131-3729

Virginia V. Weldon, M.D.                  Senior Vice President, Public Policy, Monsanto Company
Monsanto Company                          (chemicals diversified industry, pharmaceuticals, life
800 North Lindbergh                       science products, and food ingredients business).
St. Louis, Missouri  63167

Ted C. Wetterau                           President, Wetterau Associates, L.L.C.  Retired
Wetterau Associates, L.L.C.               Chairman and Chief Executive Officer, Wetterau
7700 Bonhomme, Suite 750                  Incorporated (retail and wholesale grocery,
St. Louis, Missouri  63105                manufacturing business).

<F*>All positions listed are with General American unless otherwise indicated.

                          LEGAL MATTERS

All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Robert J.
Banstetter, Vice President, General Counsel, and Secretary of General
American.

                        LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                             EXPERTS

The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG LLP independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Alan
J. Hobbs, FSA, MAAA, LLIF, Second Vice President & Financial Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

                      ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

Like all financial services providers, General American utilizes systems that may be affected by the Year 2000 transition issues, and it relies on services providers, including the Funds, that may also be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its services providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, we do not anticipate that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. General American currently anticipates that its systems will be Year 2000 compliant, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.


                       FINANCIAL STATEMENTS

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                   APPENDIX A- Illustrations of
                  Death Benefits and Cash Values

The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages A-2 through A-10 illustrate a Policy issued to a Male, age 45 in a preferred nonsmoker rate class. If the insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the monthly administrative charges and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the monthly administrative charges and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Value column under the "Current" heading also reflects payment of the projected dividends into the Cash Value. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .70% charge for mortality and expense risk, and an assumed .70% charge for the investment Advisory fee and administrative expenses combined. The actual investment Advisory fee applicable to each Division is shown in the respective Prospectuses of each fund. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.40%, 4.60%, and 10.60%, respectively. The Prospectuses for each fund should be consulted for details about the nature and extent of their expenses.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Tax Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made, and dividends are paid into the Cash Value as projected. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, General American will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $2,162

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.40%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM        SURR        CASH      DEATH            SURR        CASH       DEATH
 YEAR   AGE    PAYMNT      @ 5%         VALUE       VALUE     BENEFIT          VALUE       VALUE     BENEFIT
   1    46      2,162       2,270       1,709       1,796     100,000          1,709       1,796     100,000
   2    47      2,162       4,653       3,350       3,523     100,000          3,052       3,225     100,000
   3    48      2,162       7,155       4,914       5,173     100,000          4,344       4,604     100,000
   4    49      2,162       9,783       6,425       6,771     100,000          5,586       5,931     100,000
   5    50      2,162      12,542       7,896       8,329     100,000          6,772       7,205     100,000
   6    51      2,162      15,439       9,444       9,859     100,000          8,008       8,423     100,000
   7    52      2,162      18,481      10,988      11,351     100,000          9,216       9,580     100,000
   8    53      2,162      21,674      12,540      12,817     100,000         10,394      10,670     100,000
   9    54      2,162      25,028      14,092      14,247     100,000         11,533      11,689     100,000
  10    55      2,162      28,549      15,643      15,643     100,000         12,629      12,629     100,000
  11    56      2,162      32,246      17,103      17,103     100,000         13,487      13,487     100,000
  12    57      2,162      36,128      18,533      18,533     100,000         14,258      14,258     100,000
  13    58      2,162      40,204      19,916      19,916     100,000         14,941      14,941     100,000
  14    59      2,162      44,484      21,264      21,264     100,000         15,531      15,531     100,000
  15    60      2,162      48,978      22,577      22,577     100,000         16,023      16,023     100,000
  16    61      2,162      53,697      23,830      23,830     100,000         16,408      16,408     100,000
  17    62      2,162      58,652      25,025      25,025     100,000         16,674      16,674     100,000
  18    63      2,162      63,854      26,154      26,154     100,000         16,805      16,805     100,000
  19    64      2,162      69,317      27,212      27,212     100,000         16,784      16,784     100,000
  20    65      2,162      75,052      28,200      28,200     100,000         16,592      16,592     100,000

  25    70      2,162     108,330      31,890      31,890     100,000         12,416      12,416     100,000
  30    75      2,162     150,801      32,684      32,684     100,000              0           0           0

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $2,162

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.60%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH       DEATH            SURR        CASH       DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE      BENEFIT          VALUE       VALUE     BENEFIT
   1    46      2,162       2,270       1,824       1,910     100,000          1,824       1,910     100,000
   2    47      2,162       4,653       3,691       3,864     100,000          3,384       3,557     100,000
   3    48      2,162       7,155       5,594       5,853     100,000          4,989       5,249     100,000
   4    49      2,162       9,783       7,559       7,905     100,000          6,642       6,988     100,000
   5    50      2,162      12,542       9,603      10,035     100,000          8,342       8,774     100,000
   6    51      2,162      15,439      11,844      12,259     100,000         10,194      10,609     100,000
   7    52      2,162      18,481      14,209      14,572     100,000         12,124      12,487     100,000
   8    53      2,162      21,674      16,712      16,989     100,000         14,132      14,409     100,000
   9    54      2,162      25,028      19,350      19,506     100,000         16,215      16,371     100,000
  10    55      2,162      28,549      22,130      22,130     100,000         18,369      18,369     100,000
  11    56      2,162      32,246      24,985      24,985     100,000         20,406      20,406     100,000
  12    57      2,162      36,128      27,983      27,983     100,000         22,480      22,480     100,000
  13    58      2,162      40,204      31,111      31,111     100,000         24,595      24,595     100,000
  14    59      2,162      44,484      34,386      34,386     100,000         26,752      26,752     100,000
  15    60      2,162      48,978      37,819      37,819     100,000         28,952      28,952     100,000
  16    61      2,162      53,697      41,399      41,399     100,000         31,196      31,196     100,000
  17    62      2,162      58,652      45,139      45,139     100,000         33,481      33,481     100,000
  18    63      2,162      63,854      49,049      49,049     100,000         35,804      35,804     100,000
  19    64      2,162      69,317      53,139      53,139     100,000         38,161      38,161     100,000
  20    65      2,162      75,052      57,427      57,427     100,000         40,552      40,552     100,000

  25    70      2,162     108,330      82,526      82,526     100,000         53,144      53,144     100,000
  30    75      2,162     150,801     115,392     115,392     123,469         67,447      67,447     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $2,162

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.60%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH       DEATH           SURR        CASH        DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE      BENEFIT         VALUE       VALUE      BENEFIT
   1    46      2,162       2,270       1,938       2,025     100,000          1,938       2,025     100,000
   2    47      2,162       4,653       4,045       4,218     100,000          3,730       3,903     100,000
   3    48      2,162       7,155       6,330       6,590     100,000          5,691       5,950     100,000
   4    49      2,162       9,783       8,838       9,184     100,000          7,840       8,186     100,000
   5    50      2,162      12,542      11,607      12,039     100,000         10,196      10,629     100,000
   6    51      2,162      15,439      14,781      15,196     100,000         12,886      13,301     100,000
   7    52      2,162      18,481      18,313      18,677     100,000         15,861      16,224     100,000
   8    53      2,162      21,674      22,253      22,530     100,000         19,148      19,424     100,000
   9    54      2,162      25,028      26,632      26,787     100,000         22,774      22,930     100,000
  10    55      2,162      28,549      31,496      31,496     100,000         26,775      26,775     100,000
  11    56      2,162      32,246      36,855      36,855     100,000         31,000      31,000     100,000
  12    57      2,162      36,128      42,832      42,832     100,000         35,654      35,654     100,000
  13    58      2,162      40,204      49,468      49,468     100,000         40,794      40,794     100,000
  14    59      2,162      44,484      56,852      56,852     100,000         46,485      46,485     100,000
  15    60      2,162      48,978      65,075      65,075     100,000         52,804      52,804     100,000
  16    61      2,162      53,697      74,231      74,231     100,000         59,838      59,838     100,000
  17    62      2,162      58,652      84,422      84,422     108,060         67,688      67,688     100,000
  18    63      2,162      63,854      95,703      95,703     120,586         76,476      76,476     100,000
  19    64      2,162      69,317     108,187     108,187     134,152         86,301      86,301     107,014
  20    65      2,162      75,052     122,007     122,007     148,848         97,123      97,123     118,490

  25    70      2,162     108,330     216,521     216,521     251,165        169,615     169,615     196,754
  30    75      2,162     150,801     373,725     373,725     399,886        286,992     286,992     307,081

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $6,288

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.40%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH       DEATH            SURR        CASH       DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE      BENEFIT          VALUE       VALUE     BENEFIT
   1    46      6,288       6,603       5,306       5,557     105,557          5,306       5,557     105,557
   2    47      6,288      13,536      10,486      10,989     110,989         10,177      10,680     110,680
   3    48      6,288      20,815      15,531      16,285     116,285         14,938      15,693     115,693
   4    49      6,288      28,459      20,466      21,472     121,472         19,587      20,593     120,593
   5    50      6,288      36,484      25,305      26,563     126,563         24,121      25,379     125,379
   6    51      6,288      44,911      30,363      31,570     131,570         28,841      30,048     130,048
   7    52      6,288      53,759      35,427      36,484     136,484         33,537      34,594     134,594
   8    53      6,288      63,050      40,512      41,317     141,317         38,206      39,011     139,011
   9    54      6,288      72,805      45,606      46,059     146,059         42,839      43,292     143,292
  10    55      6,288      83,048      50,710      50,710     150,710         47,429      47,429     147,429
  11    56      6,288      93,804      55,571      55,571     155,571         51,419      51,419     151,419
  12    57      6,288     105,096      60,390      60,390     160,390         55,255      55,255     155,255
  13    58      6,288     116,954      65,110      65,110     165,110         58,936      58,936     158,936
  14    59      6,288     129,404      69,745      69,745     169,745         62,457      62,457     162,457
  15    60      6,288     142,477      74,295      74,295     174,295         65,813      65,813     165,813
  16    61      6,288     156,204      78,726      78,726     178,726         68,992      68,992     168,992
  17    62      6,288     170,617      83,039      83,039     183,039         71,983      71,983     171,983
  18    63      6,288     185,750      87,223      87,223     187,223         74,770      74,770     174,770
  19    64      6,288     201,641      91,268      91,268     191,268         77,333      77,333     177,333
  20    65      6,288     218,325      95,176      95,176     195,176         79,655      79,655     179,655

  25    70      6,288     315,129     112,314     112,314     212,314         87,169      87,169     187,169
  30    75      6,288     438,677     124,271     124,271     224,271         85,685      85,685     185,685

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $6,288

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.60%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH       DEATH           SURR        CASH        DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE      BENEFIT         VALUE       VALUE      BENEFIT
   1    46      6,288       6,603       5,649       5,900     105,900          5,649       5,900     105,900
   2    47      6,288      13,536      11,520      12,023     112,023         11,201      11,704     111,704
   3    48      6,288      20,815      17,612      18,366     118,366         16,980      17,735     117,735
   4    49      6,288      28,459      23,958      24,964     124,964         22,994      24,000     124,000
   5    50      6,288      36,484      30,584      31,842     131,842         29,248      30,505     130,505
   6    51      6,288      44,911      37,816      39,023     139,023         36,052      37,259     137,259
   7    52      6,288      53,759      45,454      46,511     146,511         43,207      44,263     144,263
   8    53      6,288      63,050      53,525      54,330     154,330         50,718      51,523     151,523
   9    54      6,288      72,805      62,033      62,485     162,485         58,587      59,040     159,040
  10    55      6,288      83,048      70,991      70,991     170,991         66,817      66,817     166,817
  11    56      6,288      93,804      80,224      80,224     180,224         74,858      74,858     174,858
  12    57      6,288     105,096      89,945      89,945     189,945         83,169      83,169     183,169
  13    58      6,288     116,954     100,099     100,099     200,099         91,758      91,758     191,758
  14    59      6,288     129,404     110,719     110,719     210,719        100,631     100,631     200,631
  15    60      6,288     142,477     121,828     121,828     221,828        109,791     109,791     209,791
  16    61      6,288     156,204     133,413     133,413     233,413        119,241     119,241     219,241
  17    62      6,288     170,617     145,498     145,498     245,498        128,977     128,977     228,977
  18    63      6,288     185,750     158,096     158,096     258,096        138,994     138,994     238,994
  19    64      6,288     201,641     171,220     171,220     271,220        149,282     149,282     249,282
  20    65      6,288     218,325     184,896     184,896     284,896        159,832     159,832     259,832

  25    70      6,288     315,129     262,146     262,146     362,146        216,318     216,318     316,318
  30    75      6,288     438,677     355,596     355,596     455,596        277,380     277,380     377,380

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $6,288

                                                     FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                              GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.60%)

                                        ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM      SURR        CASH       DEATH            SURR        CASH       DEATH
 YEAR   AGE    PAYMNT      @ 5%       VALUE       VALUE      BENEFIT          VALUE       VALUE     BENEFIT
   1    46      6,288       6,603       5,992       6,244     106,244          5,992       6,244     106,244
   2    47      6,288      13,536      12,595      13,098     113,098         12,267      12,770     112,770
   3    48      6,288      20,815      19,862      20,617     120,617         19,192      19,946     119,946
   4    49      6,288      28,459      27,888      28,895     128,895         26,833      27,839     127,839
   5    50      6,288      36,484      36,767      38,024     138,024         35,262      36,520     136,520
   6    51      6,288      44,911      46,902      48,109     148,109         44,860      46,068     146,068
   7    52      6,288      53,759      58,182      59,238     159,238         55,510      56,566     156,566
   8    53      6,288      63,050      70,730      71,535     171,535         67,303      68,108     168,108
   9    54      6,288      72,805      84,656      85,109     185,109         80,342      80,795     180,795
  10    55      6,288      83,048     100,097     100,097     200,097         94,738      94,738     194,738
  11    56      6,288      93,804     117,097     117,097     217,097        110,064     110,064     210,064
  12    57      6,288     105,096     136,023     136,023     236,023        126,912     126,912     226,912
  13    58      6,288     116,954     156,973     156,973     256,973        145,438     145,438     245,438
  14    59      6,288     129,404     180,181     180,181     280,181        165,813     165,813     265,813
  15    60      6,288     142,477     205,895     205,895     305,895        188,225     188,225     288,225
  16    61      6,288     156,204     234,351     234,351     334,351        212,878     212,878     312,878
  17    62      6,288     170,617     265,851     265,851     365,851        239,992     239,992     339,992
  18    63      6,288     185,750     300,714     300,714     400,714        269,810     269,810     369,810
  19    64      6,288     201,641     339,298     339,298     439,298        302,595     302,595     402,595
  20    65      6,288     218,325     382,011     382,011     482,011        338,642     338,642     438,642

  25    70      6,288     315,129     674,710     674,710     782,663        580,578     580,578     680,578
  30    75      6,288     438,677   1,161,247   1,161,247   1,261,247        970,215     970,215   1,070,215

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN
CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                               ANNUAL PREMIUM: $5,551

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.40%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH       DEATH            SURR        CASH       DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE      BENEFIT          VALUE       VALUE     BENEFIT
   1    46      5,551       5,829       4,669       4,892     100,000          4,669       4,892     100,000
   2    47      5,551      11,949       9,234       9,678     100,000          8,955       9,399     100,000
   3    48      5,551      18,376      13,689      14,355     100,000         13,166      13,832     100,000
   4    49      5,551      25,123      18,061      18,950     100,000         17,304      18,192     100,000
   5    50      5,551      32,209      22,364      23,474     100,000         21,370      22,480     100,000
   6    51      5,551      39,648      26,874      27,940     100,000         25,632      26,698     100,000
   7    52      5,551      47,459      31,408      32,341     100,000         29,912      30,845     100,000
   8    53      5,551      55,661      35,977      36,688     100,000         34,211      34,922     100,000
   9    54      5,551      64,273      40,575      40,974     100,000         38,529      38,929     100,000
  10    55      5,551      73,316      45,198      45,198     100,479         42,866      42,866     100,000
  11    56      5,551      82,810      49,604      49,604     107,243         46,713      46,713     100,993
  12    57      5,551      92,780      53,977      53,977     113,544         50,436      50,436     106,095
  13    58      5,551     103,248      58,268      58,268     119,313         54,037      54,037     110,650
  14    59      5,551     114,239      62,486      62,486     124,601         57,518      57,518     114,696
  15    60      5,551     125,780      66,633      66,633     129,445         60,880      60,880     118,270
  16    61      5,551     137,898      70,688      70,688     133,838         64,121      64,121     121,404
  17    62      5,551     150,622      74,655      74,655     137,818         67,240      67,240     124,129
  18    63      5,551     163,982      78,530      78,530     141,414         70,234      70,234     126,474
  19    64      5,551     178,010      82,308      82,308     144,655         73,098      73,098     128,469
  20    65      5,551     192,739      85,994      85,994     147,583         75,832      75,832     130,142

  25    70      5,551     278,198     102,991     102,991     158,313         87,605      87,605     134,662
  30    75          0     355,059      92,678      92,678     129,383         73,201      73,201     102,192

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                               ANNUAL PREMIUM: $5,551

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.60%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH       DEATH           SURR        CASH        DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE      BENEFIT         VALUE       VALUE      BENEFIT
   1    46      5,551       5,829       4,972       5,194     100,000          4,972       5,194     100,000
   2    47      5,551      11,949      10,146      10,591     100,000          9,861      10,305     100,000
   3    48      5,551      18,376      15,528      16,194     100,000         14,976      15,642     100,000
   4    49      5,551      25,123      21,152      22,040     100,000         20,332      21,221     100,000
   5    50      5,551      32,209      27,044      28,154     100,000         25,944      27,054     100,000
   6    51      5,551      39,648      33,495      34,561     100,000         32,094      33,160     100,000
   7    52      5,551      47,459      40,336      41,269     100,002         38,619      39,552     100,000
   8    53      5,551      55,661      47,552      48,263     113,593         45,485      46,195     108,727
   9    54      5,551      64,273      55,140      55,540     127,016         52,648      53,047     121,317
  10    55      5,551      73,316      63,112      63,112     140,302         60,106      60,106     133,621
  11    56      5,551      82,810      71,309      71,309     154,171         67,373      67,373     145,660
  12    57      5,551      92,780      79,920      79,920     168,117         74,847      74,847     157,445
  13    58      5,551     103,248      88,890      88,890     182,015         82,531      82,531     168,994
  14    59      5,551     114,239      98,245      98,245     195,907         90,426      90,426     180,317
  15    60      5,551     125,780     108,004     108,004     209,816         98,535      98,535     191,421
  16    61      5,551     137,898     118,148     118,148     223,695        106,853     106,853     202,310
  17    62      5,551     150,622     128,694     128,694     237,577        115,376     115,376     212,991
  18    63      5,551     163,982     139,647     139,647     251,473        124,096     124,096     223,469
  19    64      5,551     178,010     151,012     151,012     265,401        133,003     133,003     233,750
  20    65      5,551     192,739     162,808     162,808     279,410        142,085     142,085     243,845

  25    70      5,551     278,198     228,546     228,546     351,309        189,993     189,993     292,048
  30    75          0     355,059     276,591     276,591     386,135        213,690     213,690     298,322

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN
IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                               ANNUAL PREMIUM: $5,551

                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.60%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH      DEATH            SURR        CASH        DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE     BENEFIT          VALUE       VALUE      BENEFIT
   1    46      5,551       5,829       5,275       5,497     100,000          5,275       5,497     100,000
   2    47      5,551      11,949      11,096      11,540     100,000         10,803      11,247     100,000
   3    48      5,551      18,376      17,517      18,183     100,000         16,936      17,603     100,000
   4    49      5,551      25,123      24,631      25,519     100,000         23,747      24,635     100,000
   5    50      5,551      32,209      32,528      33,638     100,000         31,314      32,424     100,000
   6    51      5,551      39,648      41,565      42,631     106,392         39,993      41,059     102,468
   7    52      5,551      47,459      51,596      52,528     127,286         49,582      50,515     122,407
   8    53      5,551      55,661      62,716      63,427     149,284         60,132      60,842     143,201
   9    54      5,551      64,273      75,019      75,419     172,479         71,712      72,111     164,915
  10    55      5,551      73,316      88,614      88,614     196,996         84,396      84,396     187,620
  11    56      5,551      82,810     103,528     103,528     223,828         97,781      97,781     211,402
  12    57      5,551      92,780     120,064     120,064     252,562        112,352     112,352     236,339
  13    58      5,551     103,248     138,285     138,285     283,159        128,211     128,211     262,531
  14    59      5,551     114,239     158,381     158,381     315,824        145,463     145,463     290,064
  15    60      5,551     125,780     180,549     180,549     350,747        164,222     164,222     319,030
  16    61      5,551     137,898     204,939     204,939     388,020        184,604     184,604     349,521
  17    62      5,551     150,622     231,775     231,775     427,870        206,730     206,730     381,637
  18    63      5,551     163,982     261,281     261,281     470,506        230,723     230,723     415,480
  19    64      5,551     178,010     293,700     293,700     516,171        256,709     256,709     451,161
  20    65      5,551     192,739     329,324     329,324     565,183        284,823     284,823     488,811

  25    70      5,551     278,198     566,934     566,934     871,462        463,142     463,142     711,919
  30    75          0     355,059     906,923     906,923   1,266,110        688,985     688,985     961,858

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR THE FUNDS. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                           APPENDIX B

        TARGET PREMIUM FACTORS PER THOUSAND OF FACE AMOUNT

                           MALE POLICY
    Age     Factor          Age     Factor          Age     Factor
      0      14.29           30      35.06           60      92.89
      1      14.18           31      36.25           61      95.86
      2      14.58           32      37.48           62      98.94
      3      15.01           33      38.75           63     102.14
      4      15.46           34      40.08           64     105.44

      5      15.94           35      41.45           65     108.86
      6      16.44           36      42.87           66     112.39
      7      16.96           37      44.34           67     116.07
      8      17.52           38      45.85           68     119.93
      9      18.11           39      47.41           69     124.02

     10      18.73           40      49.02           70     128.38
     11      19.38           41      50.68           71     133.05
     12      20.05           42      52.38           72     138.03
     13      20.74           43      54.13           73     143.31
     14      21.44           44      55.92           74     148.87

     15      22.14           45      57.77           75     154.68
     16      22.84           46      59.67           76     160.76
     17      23.55           47      61.62           77     167.16
     18      24.25           48      63.62           78     173.98
     19      24.97           49      65.70           79     181.36

     20      25.71           50      67.83           80     189.45
     21      26.46           51      70.04           81     198.36
     22      27.25           52      72.31           82     208.15
     23      28.08           53      74.64           83     218.81
     24      28.94           54      77.04           84     230.23

     25      29.84           55      79.50           85     242.34
     26      30.79           56      82.02           86     255.11
     27      31.79           57      84.61           87     268.60
     28      32.83           58      87.28           88     282.97
     29      33.93           59      90.03           89     298.61
                                                     90     316.23

                         APPENDIX B

       TARGET PREMIUM FACTORS PER THOUSAND OF FACE AMOUNT

                        FEMALE POLICY
    Age     Factor          Age     Factor          Age     Factor
      0      11.75           30      29.89           60      78.54
      1      11.75           31      30.90           61      81.08
      2      12.09           32      31.96           62      83.72
      3      12.44           33      33.05           63      86.47
      4      12.82           34      34.18           64      89.29

      5      13.21           35      35.36           65      92.19
      6      13.63           36      36.57           66      95.17
      7      14.06           37      37.83           67      98.24
      8      14.51           38      39.12           68     101.44
      9      14.99           39      40.46           69     104.83

     10      15.48           40      41.83           70     108.46
     11      16.00           41      43.23           71     112.36
     12      16.54           42      44.67           72     116.56
     13      17.10           43      46.14           73     121.04
     14      17.67           44      47.65           74     125.81

     15      18.26           45      49.20           75     130.83
     16      18.87           46      50.80           76     136.14
     17      19.49           47      52.44           77     141.78
     18      20.13           48      54.13           78     147.85
     19      20.80           49      55.87           79     154.47
     20      21.48           50      57.66           80     161.78

     21      22.19           51      59.50           81     169.89
     22      22.93           52      61.39           82     178.88
     23      23.69           53      63.34           83     188.78
     24      24.48           54      65.33           84     199.60

     25      25.30           55      67.36           85     211.36
     26      26.15           56      69.45           86     224.13
     27      27.04           57      71.59           87     238.06
     28      27.95           58      73.81           88     253.36
     29      28.90           59      76.13           89     270.44
                                                     90     290.05

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                             ISSUED BY
              GENERAL AMERICAN LIFE INSURANCE COMPANY
                         700 MARKET STREET
                        ST. LOUIS, MO 63101
                           (314) 231-1700


This Prospectus describes an individual flexible premium variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection and to provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy. You also have the opportunity to allocate Net Premiums among several investment funds with different investment objectives.

The Policy provides:
(1) a Cash Surrender Value that can be obtained by surrendering the Policy;
(2)  Policy Loans; and
(3)  a death benefit payable at the Insured's death.
As long as a Policy remains in force before the Insured's Attained Age 100, the death benefit will be at least the current Face Amount of the Policy. A Policy will remain in force as long as its Cash Surrender Value is sufficient to pay the monthly charges.

After the end of the "Right to Examine Policy" period, you may allocate the Net Premiums to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or, in some contracts, to General American's General Account.

Divisions of the Separate Account invest in corresponding Funds from the following open-end, diversified management investment companies:

   RUSSELL INSURANCE          GENERAL AMERICAN
      FUNDS, INC.              CAPITAL COMPANY
Multi-Style Equity Fund       Money Market Fund
Aggressive Equity Fund
Non-U.S. Fund
Core Bond Fund

A full description of the Funds, including the investment policies, restrictions, risks, and charges is contained in each Fund's prospectus. You should receive a copy of each Fund's prospectus along with this Prospectus for the Policy.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and keep it for future reference.

The date of this Prospectus is May 1, 1999.

The Policy is not available in all states.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman, or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon.

                     TABLE OF CONTENTS


                                                             Page

SUMMARY                                                         3
DEFINITIONS                                                     3
THE COMPANY AND THE SEPARATE ACCOUNT                           10
     The Company                                               10
     The Separate Account                                      11
     Russell Insurance Funds, Inc.                             11
     General American Capital Company                          12
POLICY BENEFITS                                                13
     Death Benefit                                             13
     Cash Value                                                15
POLICY RIGHTS                                                  16
     Loans                                                     16
     Surrender, Partial Withdrawals and Pro Rata Surrender     17
     Transfers                                                 19
     Portfolio Rebalancing                                     19
     Dollar Cost Averaging                                     20
     Right to Examine Policy                                   20
     Payment of Benefits at Maturity                           20
PAYMENT AND ALLOCATION OF PREMIUMS                             21
     Issuance of a Policy                                      21
     Premiums                                                  21
     Allocation of Net Premiums and Cash Value                 22
     Policy Lapse and Reinstatement                            22
CHARGES AND DEDUCTIONS                                         23
     Premium Expense Charges                                   23
     Monthly Deduction                                         23
     Contingent Deferred Sales Charge                          24
     Separate Account Charges                                  25
DIVIDENDS                                                      25
THE GENERAL ACCOUNT                                            26
GENERAL MATTERS                                                27
DISTRIBUTION OF THE POLICIES                                   30
FEDERAL TAX MATTERS                                            30
UNISEX REQUIREMENTS UNDER MONTANA LAW                          33
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS                   33
VOTING RIGHTS                                                  33
STATE REGULATION OF THE COMPANY                                34
MANAGEMENT OF THE COMPANY                                      35
LEGAL MATTERS                                                  38
LEGAL PROCEEDINGS                                              38
EXPERTS                                                        38
ADDITIONAL INFORMATION                                         38
FINANCIAL STATEMENTS                                           38
APPENDIX A                                                     39
APPENDIX B                                                     50

                              SUMMARY

THROUGHOUT THIS SUMMARY, THE TERMS "YOU" AND "YOUR" REFER TO THE OWNER OF THE POLICY. THE OWNER MAY OR MAY NOT BE THE PERSON INSURED UNDER THE POLICY. THE TERMS "WE," "US," AND "OUR" REFER TO GENERAL AMERICAN LIFE INSURANCE COMPANY.

THE INFORMATION IN THIS SECTION IS JUST A SUMMARY, WRITTEN IN "LAYMEN'S TERMS" TO HELP YOU UNDERSTAND THE POLICY. HOWEVER, BOTH YOUR POLICY AND THIS PROSPECTUS ARE LEGAL DOCUMENTS. IF YOU HAVE QUESTIONS ABOUT THEM, YOU SHOULD CONTACT YOUR AGENT OR OTHER COMPETENT PROFESSIONAL ADVISERS.

IN PREPARING THIS SUMMARY, WE ASSUME THAT THE POLICY IS IN FORCE, AND THAT YOU HAVE NOT BORROWED ANY OF THE CASH VALUE.

THE POLICY. You are purchasing a life insurance policy. Like many life insurance policies, it has both a death benefit and a cash value. The death benefit is the amount of money that we will pay to the beneficiary if the person insured under the policy dies while the policy is in force. The cash value is the amount of money accumulated in your policy as an investment at any time. The cash value consists of the premiums you have paid, reduced by the expenses deducted for operation of the policy, and either increased or decreased by investment results.

You have certain rights, including the right to borrow or withdraw money from the policy's cash value and the right to select the funds in which you will invest your premiums.

You have the right to review the policy and decide whether you want to keep it. If you decide not to keep the policy, you may return it to us or to your agent during the "Right to Examine Policy Period." This period is sometimes referred to as the "Free Look Period." It normally ends on the later of:
1.  twenty days after you receive the policy or
2.  forty-five days after you signed the application.
In some states the period may be longer. Your agent can tell you if this is the case.

During the "Right to Examine Policy Period" we will hold any premiums you have paid in the money market fund. If you return the policy before the end of the free look period, we will cancel the policy and return any premiums you have paid. (For policies issued in Kansas, the rules are different. Your agent can provide you with the details.) (See Policy Rights - Right to Examine Policy.)

When the "Right to Examine Policy Period" ends, we will deduct any charges due and transfer the rest of the money (your "net premium") into the investment funds that you have selected. We will continue to transfer future net premiums into the investments that you select as soon as we receive the premiums.

The policy is a "flexible premium" policy. This means that you may, within limits described below, make premium payments at any time and in any amount you choose. You do not have to make premium payments according to a fixed schedule, although you may choose to do so.

There are limits on the amount that you may pay into the policy without creating tax consequences. If you make a premium payment that exceeds the limit, we will notify you and offer to refund the excess paid.

We will deduct certain expenses from your cash value. These expenses are described below. In addition, your cash value may increase or decrease, depending on the investment experience of the funds you select. Because it is possible for your cash value to decrease, you may have to pay additional premiums in order to keep the policy in force.

As long as there is enough money in your cash value to pay the monthly charges, your death benefit will always be at least the face amount of your policy, minus any amount that you have borrowed from the policy. The face amount of your policy means the amount of insurance that you have purchased. It is shown on the specifications page of your policy.

We will notify you if your cash value is not enough to pay the monthly charges. If that happens, you will have 62 days to make a premium payment big enough to bring your cash value up to the amount required to pay the charges. If you make the premium payment, the policy will stay in force. If you don't, the policy will lapse, or terminate with no value. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

INVESTING YOUR CASH VALUE. You may tell us to invest your cash value in any of the funds in the separate account, or you may split your cash value among funds them.

THE SEPARATE ACCOUNT. The separate account consists of divisions, which represent different types of investments. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

There are currently twenty-four divisions, or investment options, in the separate account. These divisions represent investment funds run by various investment companies. The investment companies hire advisers to operate or advise on the day-to-day operation of the funds.

Five of the divisions are available for investment under this policy. The following list shows the investment companies whose funds are available under the policy, along with the managers or advisers and the divisions that they oversee:

-----------------------------------------------------------------------
        INVESTMENT COMPANY         INVESTMENT MANAGER/ADVISER
-----------------------------------------------------------------------
        General American           Conning Asset
        Capital Company            Management Company
-----------------------------------------------------------------------
        Russell Insurance Funds    Frank Russell Investment
                                   Management Company
-----------------------------------------------------------------------

These investment funds have different investment goals and strategies, which we have summarized in the following table. You should review the prospectus of each fund, or seek professional guidance in determining which fund(s) best meet your objectives.


--------------------------------------------------------------------------------------------------------------------------------
       INVESTMENT                 FUND              INVESTMENT                             OBJECTIVE
       ----------                 ----              ----------                             ---------
        MANAGER                   NAME                 TYPE
        -------                   ----                 ----
--------------------------------------------------------------------------------------------------------------------------------
        Conning            Money Market Fund       Money Market         To obtain the highest level of current income consistent
    Asset Management                                                    with the preservation of capital and maintenance of
        Company                                                         liquidity.
--------------------------------------------------------------------------------------------------------------------------------
     Frank Russell         Multi-Style Equity    Growth & Income        To obtain income and capital growth by investing
 Investment Management            Fund                                  principally in equity securities.
        Company
--------------------------------------------------------------------------------------------------------------------------------
     Frank Russell         Aggressive Equity    Aggressive Growth       To provide capital appreciation by assuming a higher
 Investment Management            Fund                                  level of volatility than is ordinarily expected from the
        Company                                                         Multi-Style Equity Fund, by investing in equity
                                                                        securities.
--------------------------------------------------------------------------------------------------------------------------------
     Frank Russell           Non-U.S. Fund           Growth:            To achieve favorable total return and additional
 Investment Management                         International Stocks     diversification for United States investors by investing
        Company                                     and Bonds           primarily in equity and debt securities of non-United
                                                                        States companies and non-United States governments.
--------------------------------------------------------------------------------------------------------------------------------
     Frank Russell           Core Bond Fund      Growth & Income        To maximize total return through capital appreciation and
 Investment Management                                                  income by assuming a level of volatility consistent with
        Company                                                         the broad fixed-income market, by investing in fixed-
                                                                        income securities.
--------------------------------------------------------------------------------------------------------------------------------



You may change the investments that you want to use for your future premiums by notifying our Home Office.

You may transfer your cash value among the various investment funds, and you may withdraw money, but there are certain rules. You may only transfer funds once in a policy month. (A policy month is measured beginning on the same day of the month that the policy was issued, and ending one day before the same day in the next month.) The amount transferred from any investment fund must be at least $500, or the entire balance in the fund if less than $500.

We have the right to change or eliminate transfers in the future, although we don't currently intend to do so.

CHARGES AND DEDUCTIONS. There are certain costs that we charge you for issuing your policy and keeping it in force. This section describes those charges -- what they are and what they cover.

SALES CHARGE. Each time you pay a premium, we deduct a portion to cover expenses of the policy. Part of this deduction covers sales charges.
We guarantee that this part of the deduction will not exceed 5% of the premium paid during the first ten policy years, and 2.25% after the first ten years.

TAX CHARGE. The Federal government and many states and territories impose taxes or charges on insurance premiums. We deduct 2.5% from your premium payment to cover that cost.

If we are required by law to pay taxes based on the separate account, we may charge an appropriate share to policies that invest in the separate account. (See Federal Tax Matters.)

SURRENDER CHARGE. If you surrender your policy or let it lapse during the first ten policy years, we will keep part of the cash value to help us recover the costs of selling and issuing the policy. This charge is called a Contingent Deferred Sales Charge (CDSC) or, more simply, a surrender charge.

The surrender charge is 4% of the premiums paid if you surrender the policy or let it lapse during the first five policy years. After that the amount of the surrender charge goes down each month. After the 10th policy year there is no charge.

There is a table in your policy that shows the percentage of the surrender charge for each month.

If you withdraw money from your policy or if you surrender a portion of your policy, we will charge a pro-rated portion of the surrender charge.

Of course, if you don't surrender all or part of your policy, or let it lapse, or withdraw cash from it, then you will not pay a surrender charge.

If you increase the face amount of your policy, the increase will have its own surrender charge for the first 10 policy years following the increase.

(See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata
Surrender; Policy Benefits - Death Benefit; and Charges and Deductions
- Contingent Deferred Sales Charge.)

Under certain conditions, applied in a uniform and nondiscriminatory manner, we may reduce the surrender charge. (See Adjustment of Charges.)

ADMINISTRATIVE FEE. We charge a monthly fee to cover your policy's administrative cost. This charge is $4 each month. We will deduct the charge from your cash value each month.

COST OF INSURANCE. Because this is a life insurance policy, it has a death benefit. We charge an insurance cost each month to cover the risk that you will die and we will have to pay the death benefit.

The amount of this charge varies with the age, sex, risk class of the person insured under the policy, and the amount of the death benefit at risk -- if the risk of death or the amount of the death benefit is greater, then the cost of insurance is also greater. We deduct the cost of insurance from your cash value each month.

We make another charge to cover mortality and expense risks under the Policy. We calculate this charge based on a percentage of the net assets in each division of the separate account. Rather than deducting the charge from the cash value, we apply the charge by adjusting the net rate of return in the separate account. We guarantee that the charge will not exceed an annual rate of 0.70% of the net separate account assets. (See Charges and Deductions - Separate Account Charges.)

We pay the operating expenses of the separate account. The investment funds pay for their own operating expenses and investment fees. For a description of these charges, see Charges and Deductions--Separate Account Charges.

The following chart shows the operating expenses of the funds as reported for the fiscal year ending December 31, 1998:

-----------------------------------------------------------------------
                ANNUAL FUND OPERATING EXPENSES <F1>
               As a Percentage of Average Net Assets
-----------------------------------------------------------------------
                             INVESTMENT
           FUND              ADVISORY /   OTHER EXPENSES       TOTAL
                             MANAGEMENT
                                FEE
-----------------------------------------------------------------------
                  GENERAL AMERICAN CAPITAL COMPANY
-----------------------------------------------------------------------
Money Market Fund                 .125%        .08%          .205%
-----------------------------------------------------------------------
                      RUSSELL INSURANCE FUNDS
    (Amounts shown are after fee waivers and expense reimbursements described below.)
-----------------------------------------------------------------------
Multi-Style Equity Fund       .09% <F1>        .83%           .92% <F1>
-----------------------------------------------------------------------
Aggressive Equity Fund        .00% <F2>       1.25%          1.25% <F2>
-----------------------------------------------------------------------
Non-U.S. Fund                 .00% <F3>       1.30%          1.30% <F3>
-----------------------------------------------------------------------
Core Bond Fund                .00% <F4>        .80%           .80% <F4>
-----------------------------------------------------------------------

[FN]
<F1> The Manager has voluntarily agreed to waive a portion of its 0.78%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.78%, and total Fund expenses would have been 1.61% of average daily net assets.

<F2> The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 1.27%, and total Fund expenses would have been 2.22% of average daily net assets.

<F3> The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 2.70%, and total Fund expenses would have been 3.65% of average daily net assets.

<F4> The Manager has voluntarily agreed to waive a portion of its 0.60%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.80% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.60%, other expenses would have been 1.70%, and total Fund expenses would have been 2.30% of average daily net assets.

PREMIUMS. Within limits, you decide how much money you want to put into the policy. There is a minimum premium that you have to pay to put the policy in force. That amount is 1/12 of the "minimum initial annual premium amount" shown on the specifications page of your policy. After the policy is in force, you may pay any amount you want as long as the cash value is always enough to cover the surrender charge and the current month's expenses.

If you have converted a General American term insurance policy to this policy, and if the term policy includes conversion credits, you may apply those credits to reduce your first-year minimum premium.

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You can set up a schedule of payments, and we will send you reminders, but you are not required to make the payments as long as the cash value covers the surrender charge and the current month's expenses. (See Payment and Allocation of Premiums.)

DEATH BENEFIT. If the person insured under the policy dies while the policy is in force, we will pay a death benefit to the beneficiary. You can select one of three death benefits at the time the policy is issued:
* Option A: The death benefit is the greater of the face amount of the policy or an "applicable percentage" of the cash value.
* Option B: The death benefit is the greater of the face amount of the policy plus the cash value, or an "applicable percentage" of the cash value.
* Option C: The death benefit is the greater of the face amount of the policy, or the cash value multiplied by an attained age factor.

As long as the policy remains in force and the person insured is less than 100 years old, the minimum death benefit under any death benefit option will be at least the current face amount.

We will increase the death benefit by any dividends earned prior to the death of the person insured, and by the cost of insurance from the date of death to the end of the month, and will reduce it by any outstanding loans and interest. We will pay the death benefit according to the settlement options available at the time of death. (See Policy Benefits
- Death Benefit.)

The minimum face amount at issue is generally $50,000 under our current rules. Subject to certain restrictions, you may change the face amount and the death benefit option. In certain cases we may require evidence that the person insured under the policy is still insurable. (See Change in Death Benefit Option, and Change In Face Amount.)

You may include additional insurance benefits with your policy. These are described under General Matters - Additional Insurance Benefits. If you elect any additional benefits, we will deduct the charges for those benefits from your Cash Value.

CASH VALUE. Your Policy has a cash value that is the total amount credited to you in the separate account and the loan account. The cash value increases by the amount of net premium payments, and decreases by partial withdrawals and expense charges for the policy. It may either increase or decrease based on the investment experience of the separate account divisions that you have selected. (See Policy Benefits - Cash Value.)

There is no minimum guaranteed cash value.

POLICY LOANS. You may borrow against the cash value of your policy. The loan value is the maximum amount that you may borrow. The loan value is:
     the cash value on the date we receive the loan request;
     minus interest on the new loan to the next policy anniversary; minus any loans and interest already outstanding;
     minus any surrender charges;
     minus monthly deductions to the next policy anniversary.

When you borrow against the policy, we will take the money from the divisions of the separate account in proportion to your balances in each account.

Loan interest is due at each policy anniversary. If you don't pay the loan interest, we will add it to the amount of the loan.

You may repay all or part of the loan at any time. When you make a loan payment, we will put the money back into the divisions of the separate account in the same percentages used then to make the loan.

When we pay out the proceeds of your policy, either as a death benefit or as a policy surrender, we will deduct any outstanding loans and interest from the amount we pay. (See Policy Rights - Loans.)

Loans taken from or secured by a policy may have Federal income tax consequences. (See Federal Tax Matters.)

SURRENDER, PARTIAL WITHDRAWALS, AND PRO-RATA SURRENDER. You may surrender the policy at any time while it is in force. We will pay you the cash surrender value, plus dividends (if any) earned prior to the surrender.

After the first year you may request a partial withdrawal of your cash surrender value. Normally, withdrawing a portion of your cash surrender value will reduce your death benefit by the amount of the withdrawal. However, if you have included the Anniversary Partial Withdrawal Rider on your policy, you may withdraw a portion of your cash surrender value without reducing the death benefit. Under this rider, there are limits on how much you can withdraw, and the withdrawal must be at the policy anniversary. You can find more information about the rider under General Matters - Additional Insurance Benefits.

You may also request a pro-rata surrender of the policy, which allows you to surrender part of the policy and keep the rest in force. You can find more information under Policy Rights - Surrender, Partial
Withdrawals, and Pro-Rata Surrender.

A surrender, partial withdrawal, or Pro-Rata Surrender may have Federal income tax consequences. We suggest

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

that you discuss your situation with a competent tax adviser before taking one of these steps. (See Federal Tax Matters.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES. The death benefit and cash surrender value of your policy will depend on how well your investments perform. In Appendix A we have illustrated some sample policies. Depending on the rate of return, the values may increase or decrease. In order to help you to understand the cost of the policy, we also show how your premium would grow if you simply invested it at 5% interest, compounded annually.

If you surrender your policy in the first few years, the cash surrender value that you receive may be low compared to what you would have accumulated by investing the premiums at interest. In this case, the insurance protection that you received while the policy was in force will have been expensive.

We will provide you with an illustration showing projected future cash values if you request it in writing. We may charge a fee of up to $25 for preparing the illustration.

TAX CONSEQUENCES OF THE POLICY. If your policy was issued in a standard premium class, then we believe that it qualifies as a life insurance contract for Federal income tax purposes. Similarly, if your policy was issued on a guaranteed issue or simplified issue basis, we believe that it will qualify as a life insurance contract. However, if the policy was issued on a substandard basis, it is not clear whether it will qualify as a life insurance contract for tax purposes. The IRS has provided very limited guidance in this area.

Assuming that the policy does qualify as a life insurance contract for Federal income tax purposes, then we believe that the cash value should be subject to the same tax treatment as the cash value of a conventional fixed-benefit contract. This means that growth in the cash value will not be taxed until you receive a distribution.

There are some actions that may trigger a tax. If you transfer ownership to someone else, or if you surrender the policy or withdraw cash from it, you may have to pay a tax. Similarly, if you let the policy lapse while there is an outstanding loan, or if you exchange the policy for another policy, you may owe a tax. (See Federal Tax
Matters.)

If you pay too much in premium, your policy may become a "modified endowment contract." If that happens, then some pre-death distributions of cash will be taxable income. If there is more cash value in the policy that what you actually paid in premiums, you will be taxed on the excess in the year in which you receive a distribution. You may withdraw the amount that you paid into the policy without being taxed, but only after you have received the excess as taxable income. In addition, any taxable distribution that you receive before age 59-1/2 will generally be subject to an additional 10% tax.

On the other hand, if the policy is not a modified endowment contract, then distributions are normally treated first as a return of your "cost basis," or investment in the contract. In this case, you may withdraw up to the amount of the premiums you paid with no tax consequences. After that, any additional distributions are treated as taxable income. In addition, loans from the policy are not treated as distributions, so they are not considered taxable income. Finally, if your policy is not a modified endowment contract, neither distributions or loans are subject to the 10% additional tax. (See Federal Tax Matters.)

Please note that General American is neither a law firm nor a tax adviser, so we cannot give you legal or tax advice. If you have specific legal or tax questions, we suggest that you consult a qualified professional in these fields.

DIVIDENDS. We do not expect to pay dividends on this Policy.  (See
Dividends.)

                           DEFINITIONS

ATTAINED AGE - The Issue Age of the Insured plus the number of completed Policy Years.

BENEFICIARY - the person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account, and in certain contracts, the General Account.

CASH SURRENDER VALUE - The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.

DIVISION - A subaccount of the Separate Account which invests exclusively in the shares of a corresponding Fund of Russell Insurance Funds, Inc. ("Russell Insurance Funds") or General American Capital Company.

EFFECTIVE DATE - The date as of which insurance coverage begins under a policy.

FACE AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.

FUND - A separate investment portfolio of Russell Insurance Funds or General American Capital Company.

GENERAL ACCOUNT - The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

HOME OFFICE - The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

INDEBTEDNESS - The sum of all unpaid Policy Loans and accrued interest on loans.

INSURED - The person whose life is insured under the Policy.

INVESTMENT START DATE - The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at General American's Home Office.

ISSUE AGE - The Insured's age at his or her nearest birthday as of the date the Policy is issued.

ISSUE DATE - The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT - The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General
American's General Account.

LOAN SUBACCOUNT - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MATURITY DATE - The Policy Anniversary on which the Insured reaches Attained Age 100.

MONTHLY ANNIVERSARY - The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM - The premium less the premium expense charges (consisting of the sales charge and the premium tax charge).

OWNER - The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY - The flexible premium variable life insurance Policy offered by the Company and described in this Prospectus.

POLICY ANNIVERSARY - The same date each year as the Issue Date.

POLICY MONTH - A month beginning on the Monthly Anniversary.

POLICY YEAR - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC - The United States Securities and Exchange Commission.

SEPARATE ACCOUNT - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

VALUATION DATE - Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business the day after Thanksgiving.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.


The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in force and that there is no outstanding Indebtedness.

THE POLICY. Under the flexible premium variable life insurance Policy described in this Prospectus, the Owner may, subject to certain limitations, make premium payments in any amount and at any frequency. The Policy is a life insurance contract with death benefits, Cash Value, surrender rights, Policy Loan privileges, and other features traditionally associated with life insurance. It is a "flexible premium" Policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although the Owner may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse nor will making the planned premium payments guarantee that a Policy will remain in force to maturity. Thus, an Owner may, but is not required to, pay additional premiums. This flexibility permits an Owner to provide for changing insurance needs within a single insurance policy.

The Policy is a "variable" Policy because, unlike the fixed benefits under an ordinary life insurance contract, to the extent that Net Premiums are allocated to the Separate Account, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deductions, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy, less any outstanding Indebtedness.

A Policy will lapse (and terminate without value) when the Cash
Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 22.)

THE SEPARATE ACCOUNT. After the end of the "Right to Examine Policy" period, the Owner may allocate the Net Premiums to the Separate Account and, if it is available, to the General Account. Amounts allocated to the Separate Account are further allocated to one or more Divisions. Assets of each Division are invested at net asset value in shares of a corresponding Fund. (See The Company and the Separate Account on page 10.) An Owner may change future allocations of Net Premiums at any time.

The option offered in connection with the Policies to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, at the Company's discretion, under all Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which future premiums may be allocated to the General Account in regard to any or all outstanding Policies. Such adjustments may not be uniform as to all Policies.

Until the end of the "Right to Examine Policy" period (See Policy Rights
- Right to Examine Policy on page 20.), all Net Premiums automatically will be allocated to the Division that invests in the Money Market Fund. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Value on page 22.)

To the extent Net Premiums are allocated to the Divisions of the Separate Account, the Cash Value will, and the death benefit may, vary with the investment performance of the chosen Division. To the extent Net Premiums are allocated to the General Account, the Cash Value will accrue interest at a guaranteed minimum rate. (See The General Account on page 26.) Thus, depending upon the allocation of Net Premiums, investment risk over the life of a Policy may be borne by the Owner, by the Company, or by both.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or, if available, between the Separate Account and the General Account. Currently, no charge is assessed for transfers. The Company reserves the right to revoke or modify the transfer privilege. (See Policy Rights - Transfers on page 19.)

CHARGES AND DEDUCTIONS. A premium expense charge will be deducted from each premium payment prior to allocation. The premium expense charge consists of a sales charge and a charge to cover premium taxes. The sales charge will never exceed 5.0% and is currently 5.0% in Policy years one through ten and 2.25% in Policy years past Policy year ten. The charge to cover premium taxes is 2.5%. (See Charges and Deductions
- Premium Expense Charges on page 23.)

A Contingent Deferred Sales Charge to compensate for sales expenses will also be assessed against the Cash Value under a Policy upon a surrender, a lapse, a partial withdrawal, or pro rata surrender. The Contingent Deferred Sales Charge will never exceed 4% of premiums paid. (See Policy Rights - Surrender, Partial Withdrawals and Pro Rata Surrender on page 17; Policy Benefits - Death Benefit on page 13; and Charges and Deductions - Contingent Deferred Sales Charge on page 24.) Reductions in the Contingent Deferred Sales Charge are available in some situations. (See Reduction of Charges on page 25.)

On each Monthly Anniversary, the Cash Value will be reduced by a monthly deduction. The monthly deduction includes an administrative charge of $4 per month for each Policy Month. (See Charges and Deductions - Monthly Deduction on page 23.) A monthly charge is also made for the cost of insurance, and the cost of any additional benefits provided by rider. (See Charges and Deductions - Monthly Deduction on page 23.)

A daily charge based on an effective annual charge of no more than .70% of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See Charges and Deductions - Separate Account Charges on page 25.)

The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters on page 30.)

The operating expenses of the Separate Account are paid by General American. Investment management and advisory fees and other operating expenses of the Funds are paid by the Funds and are reflected in the value of the assets of the corresponding Division of the Separate Account. For a description of these charges, see Charges and Deductions
- Separate Account Charges on page 25.

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

Currently, there are no transaction charges to cover the administrative costs of processing partial withdrawals or transfers of Cash Value between Divisions of the Separate Account. In contracts with the General Account option, there are no transaction charges to cover the administrative costs of processing transfers of Cash Value between the Separate and General Accounts. However, the Company reserves the right to impose such charges in the future. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Value on page 22; Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender on page 17; and The General Account on page 26.)

PREMIUMS. An Owner has considerable flexibility concerning the amount and frequency of premium payments. A Policy will not become effective until the Owner has paid an initial premium equal to one-twelfth (1/12) of the "Minimum Premium" for the Policy. This amount will be different for each Policy. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. The Owner may also determine a planned premium payment schedule. The schedule will provide for a premium payment of a level amount at a fixed interval over a specified period of time. An Owner need not, however, adhere to the planned premium payment schedule. For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, will equal one full "Minimum Premium" for the Policy. (See Payment and Allocation of Premiums on page 21.)

A Policy will lapse only when the Cash Surrender Value is insufficient to pay the next monthly deduction (See Charges and Deductions - Monthly Deduction on page 23.) and a grace period expires without a sufficient payment by the Owner. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 22.)

DEATH BENEFIT. A death benefit is payable to the named Beneficiary when the Insured under a Policy dies. Three death benefit options are available. Under Death Benefit Option A, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option B, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option C, the death benefit is the Face Amount of the Policy or, if greater, the Cash Value multiplied by the Attained Age factor. So long as the Policy remains in force, the minimum death benefit under any death benefit option will be at least the current Face Amount. The death benefit will be increased by any unpaid dividends determined prior to the Insured's death and by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. The death benefit will be paid according to the settlement options available at the time of death. (See Policy Benefits - Death Benefit on page 13.)

The minimum Face Amount at issue is $50,000 under the Company's current rules. Subject to certain restrictions, the Owner may change the Face Amount and the death benefit option. In certain cases evidence of insurability may be required. (See Change in Death Benefit Option on page 13, and Change In Face Amount on page 14.)

Additional insurance benefits offered under the Policy include a waiver of specified premium rider, a waiver of monthly deduction rider, and an increasing benefit option. (See General Matters - Additional Insurance Benefits on page 38.) The cost of these additional insurance benefits will be deducted from the Cash Value as part of the monthly deduction. (See Charges and Deductions - Monthly Deduction on page 23.)

CASH VALUE. The Policy provides for a Cash Value equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans) and in certain contracts, the General Account. A Policy's Cash Value will reflect the amount and frequency of Net Premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See Policy Benefits - Cash Value on page 15.) There is no minimum guaranteed Cash Value.

POLICY LOANS. After the first Policy Anniversary, an Owner may borrow against the Cash Value of a Policy. The maximum amount that may be borrowed under a Policy ("the Loan Value") is the Cash Value of the Policy on the date the loan request is received, less loan interest to the next Policy Anniversary, less any outstanding Indebtedness, less any surrender charges to the next Policy Anniversary, and less monthly deductions to the next loan interest due date. Loan interest is payable on each Policy Anniversary and all outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, upon the exercise of a settlement option, or upon surrender.

A Policy loan will be allocated among the General Account (if available) and the various Divisions of the Separate Account. When a loan is allocated to the Divisions of the Separate Account, a portion of the Policy's Cash Value in the Divisions of the Separate Account sufficient to secure the loan will be transferred to the Loan Account as security for the loan. Therefore, a loan may have impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See Policy Rights - Loans on page 16.) Loans taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters on page 30.)

SURRENDER, PARTIAL WITHDRAWALS, AND PRO RATA SURRENDER. At any time that a Policy is in force, an Owner may elect to surrender the Policy and receive its Cash Surrender Value plus the value of any dividends determined prior to the surrender. After the first year, an Owner may also request a partial withdrawal of the Cash Surrender Value of the Policy. When the death benefit is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. An Owner may also request a pro rata surrender of the Policy. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender. on page 17.) A surrender, partial withdrawal, or pro rata surrender may have Federal income tax consequences. (See Federal Tax Matters on page 30.)

RIGHT TO EXAMINE POLICY. The Owner has a limited right to return a Policy for cancellation within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), or within 45 days after the application is signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid which will equal all premiums paid under the Policy except in Kansas. The Owner also has a similar right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the additional charges deducted in connection with the increase will be added to the Cash Value. (See Policy Rights - Right to Examine Policy on page 20.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES.
Illustrations on pages A-2 to A-10 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest at 5% compounded annually. If a Policy is surrendered in the early Policy Years the Cash Surrender Value payable will be low as compared to premiums accumulated at interest, and consequently the insurance protection provided prior to surrender will be costly. You may make a written request for a projection of illustrated future Cash Values and death benefits for a nominal fee not to exceed $25.00.

TAX CONSEQUENCES OF THE POLICY. If a Policy is issued on the basis of a standard premium class or on a guaranteed or simplified issue basis, while limited guidance exists, the Company believes that the Policy should qualify as a life insurance contract for Federal income tax purposes. However, if a Policy is issued on a substandard basis, it is unclear whether or not such a Policy would qualify as a life insurance contract for Federal income tax purposes. Assuming that the Policy qualifies as a life insurance contract for Federal income tax purposes, the Company believes the Cash Value of the Policy should be subject to the same Federal income tax treatment as the Cash Value of a conventional fixed-benefit contract. If so, the Owner is not considered to be in constructive receipt of the Cash Value under the Policy until there is a distribution. A change of Owners, a surrender, a partial withdrawal, a pro rata surrender, a lapse with outstanding Indebtedness, or an exchange may have tax consequences, such as making the Policy a modified endowment contract, depending on the particular circumstances. (See Federal Tax Matters on page 30.)

A Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the Policy is a modified endowment contract, then all pre-death distributions, including Policy Loans and due but unpaid loan interest, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 taxable income from such distributions generally will be subject to a 10% additional tax. A prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract, and before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10.0% additional tax. (See Federal Tax Matters on page 30.)

DIVIDENDS. While a Policy is in force, it may share in the divisible surplus of the Company. Each year the Company will determine the share of divisible surplus accruing to a Policy and will distribute the surplus as dividend. The Company is not obligated to pay dividends on the Policies. (See Dividends on page 25.)

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account on page 26.

               THE COMPANY AND THE SEPARATE ACCOUNT

                           THE COMPANY

General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. GenAmerica is wholly owned by General American Mutual Holding Company, a mutual holding company organized under Missouri law.

General American Mutual Holding Company ("GAMHC") has announced that it is developing a plan under which it would convert from a mutual company to a publicly-held stock company. Conversion to a stock company, or "demutualization", would be subject to policyholder and regulatory approval, as well as the satisfaction of certain other conditions. Demutualization would not affect General American's contractual obligations. If, and when, GAMHC adopts a conversion plan, information about the plan will be made available to policyholders in accordance with applicable law and regulations.

General American is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had consolidated assets of approximately $29 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are located at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.

                       THE SEPARATE ACCOUNT

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.

The Separate Account currently is divided into twenty-four divisions. The Divisions which are available under the Policy are four Divisions which invest in corresponding Funds from Russell Insurance Funds and one Division which invests in a corresponding Fund from General American Capital Company. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.

Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

                     RUSSELL INSURANCE FUNDS

Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.

The investment objectives and policies of each Fund are summarized below:

MULTI-STYLE EQUITY FUND: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

AGGRESSIVE EQUITY FUND: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

NON-U.S. FUND: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S. governments.

CORE BOND FUND: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.

                 GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company (the "Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Capital Company Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's Investment Advisor is Conning Asset Management Company ("the Advisor"), an indirect subsidiary of General American Holding Company which, in turn is wholly owned by General American. The Advisor selects investments for the Fund.

The investment objectives and policies of the Fund are summarized below:

THE MONEY MARKET FUND: The investment objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government.

There is no assurance that any of the Funds will achieve its stated objective. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for Russell Insurance Funds and Capital Company, which must accompany or precede this Prospectus and which should be read carefully.

        ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of Russell Insurance Funds, Capital Company, or of another registered open-end investment company if the shares of a Fund are no longer available for investment or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of Russell Insurance Funds, Capital Company, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or
(c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                         POLICY BENEFITS

                          DEATH BENEFIT

As long as the Policy remains in force (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 22), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides three death benefit options: "Death Benefit Option A," "Death Benefit Option B," and "Death Benefit Option C." The death benefit under all options will never be less than the current Face Amount of the Policy (less Indebtedness) as long as the Policy remains in force. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 22.) The minimum Face Amount currently is $50,000.

DEATH BENEFIT OPTION A. Under Death Benefit Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies.
(See Illustrations of Death Benefits and Cash Values, Appendix A.)

DEATH BENEFIT OPTION B. Under Death Benefit Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Death Benefit Option A: 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table below. Accordingly, under Death Benefit Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)

------------------------------------------------------------------------
             APPLICABLE PERCENTAGE OF CASH VALUE TABLE<F*>
------------------------------------------------------------------------
                INSURED              POLICY ACCOUNT
              PERSON'S AGE        PERCENTAGE MULTIPLE
------------------------------------------------------------------------
              40 or under                 250%
------------------------------------------------------------------------
                   45                     215%
------------------------------------------------------------------------
                   50                     185%
------------------------------------------------------------------------
                   55                     150%
------------------------------------------------------------------------
                   60                     130%
------------------------------------------------------------------------
                   65                     120%
------------------------------------------------------------------------
                   70                     115%
------------------------------------------------------------------------
                78 to 90                  105%
------------------------------------------------------------------------
               95 or over                 100%
------------------------------------------------------------------------
[FN]
<F*>For ages that are not shown on this table, the applicable percentage multiples will decrease by a ratable portion for each full year.

DEATH BENEFIT OPTION C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). Accordingly, under Death Benefit Option C the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

------------------------------------------------------------------------
                       DEATH BENEFIT OPTION C
                  SAMPLE ATTAINED AGE FACTOR TABLE
------------------------------------------------------------------------
        INSURED                   MALE                   FEMALE
        ATTAINED                 LIVES                   LIVES
          AGE                    FACTOR                  FACTOR
------------------------------------------------------------------------
           20                   6.39373                 7.62992
------------------------------------------------------------------------
           25                   5.50505                 6.48136
------------------------------------------------------------------------
           30                   4.68733                 5.49185
------------------------------------------------------------------------
           35                   3.97255                 4.64894
------------------------------------------------------------------------
           40                   3.37168                 3.94230
------------------------------------------------------------------------
           45                   2.87784                 3.36481
------------------------------------------------------------------------
           50                   2.47279                 2.88712
------------------------------------------------------------------------
           55                   2.14116                 2.49005
------------------------------------------------------------------------
           60                   1.87392                 2.15766
------------------------------------------------------------------------
           65                   1.65835                 1.87615
------------------------------------------------------------------------
           70                   1.48797                 1.64736
------------------------------------------------------------------------
           75                   1.35451                 1.46009
------------------------------------------------------------------------
           80                   1.25595                 1.31875
------------------------------------------------------------------------
           85                   1.18113                 1.21344
------------------------------------------------------------------------
           90                   1.12767                 1.13972
------------------------------------------------------------------------
           95                   1.07472                 1.07637
------------------------------------------------------------------------

CHANGE IN DEATH BENEFIT OPTION. After the first Policy Anniversary, if the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. The option may be changed once each Policy Year, and a request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters on page 30.)

A Death Benefit Option A Policy may change its death benefit option to Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may change its death benefit option to Death Benefit Option A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A or Death Benefit Option B for the entire lifetime of the Contract. Similarly, a Policy issued under either Death Benefit Option A or B may not change to Death Benefit Option C for the lifetime of the Policy.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See Monthly Deduction - Cost of Insurance on page 23.)

CHANGE IN FACE AMOUNT. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy once each Policy Year and not before the first Policy Anniversary. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction - Cost of Insurance on page 23.) A change in the Face Amount of a Policy may have Federal income tax consequences, including conversion of the Policy into a modified endowment contract. (See Federal Tax Matters on page 30.)

For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. An application for an increase must be received by the Company. If approved, the increase will become effective as of the Monthly Anniversary on or following receipt of the application by the Company. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $25,000. Although an application for an increase need not be accompanied by an additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. To the extent the Cash Surrender Value is not sufficient, an additional premium must be paid. (See Charges and Deductions - Monthly Deduction on page 23.) An increase in the Face Amount may result in certain additional charges. (See Charges and Deductions - Monthly Deduction on page 23.)

For the Owner's rights upon an increase in Face Amount, see Policy Rights - Right to Examine Policy on page 20. Owners should consult their sales representative before deciding whether to increase coverage by increasing the Face Amount of a Policy.

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (See Payment and Allocation of Premiums on page 21), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. Decreases will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. This order of reduction will be used to determine the amount of subsequent cost of insurance charges (See Monthly Deduction - Cost of Insurance on page 23; and Charges and Deductions - Contingent Deferred Sales Charge on page 24.)

Where one or more Policies are sold to a corporation or other entity or group of individuals, special arrangements may be agreed upon to increase or decrease the Face Amount, in accordance with criteria which the Company may establish and modify from time to time in its discretion. Criteria that may determine changes in Face Amount include, but shall not be limited to, periodic adjustments to the Insured's level of compensation, the number of Policies issued to a corporation or other entity, or the number of Policies issued to any group of owners. Criteria established by the Company will not unfairly discriminate against the interest of any Owner or Insured.

PAYMENT OF THE DEATH BENEFIT. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters - Postponement of Payment from the Separate Account on page 27.) The death benefit will be increased by any unpaid dividends determined prior to the Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters - Additional Insurance Benefits on page 29; Dividends on page 25; and Charges and Deductions on page 23.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.

                         CASH VALUE

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined on the next page), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender on page 17.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. (See Payment and Allocation of Premiums on page 21.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

(7)  Any partial withdrawals from the Division during the current
Valuation Period; minus

(8) Any withdrawal due to a pro rata surrender from the Division during the current Valuation Period; minus

(9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or pro rata surrender; minus

(10) If a Monthly Anniversary occurs during the current Valuation
Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See Charges and Deductions on page 23.)

NET INVESTMENT FACTOR: The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

(1)  The value of the assets at the end of the preceding Valuation
Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net
Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not exceeding .0019111% of the average net assets for each day in the Valuation Period. This is equivalent to an effective annual rate of 0.70% per year for mortality and expense risks; divided by

(6)  The value of the assets at the end of the preceding Valuation
Period.

                          POLICY RIGHTS

                              LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, the Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters on page 30.)

The Loan Value is the Cash Value of the Policy on the date the loan request is received, less interest to the next loan interest due date, less anticipated monthly deductions to the next loan interest due date, less any existing loan, and less any surrender charge. Policy Loan interest is payable on each Policy Anniversary.

The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters - Postponement of Payments from the Separate Account on page 27.)

When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an earnings rate which is the greater of (a) an annual rate of 4% ("the guaranteed earnings rate") or (b) a current rate determined by us ("the discretionary earnings rate"). The Company may change the discretionary earnings rate on Policy Loans at any time in its sole discretion. Currently in Policy Years one through ten, we accrue interest at a discretionary earnings rate which is .50% less than the borrowing rate we charge for Policy Loan interest. Beginning in Policy Year eleven we accrue interest at a discretionary earnings rate which is .25% less than the borrowing rate we charge for Policy Loan interest. The difference between the rate of interest earned and the borrowing rate is the "Loan Spread." The Loan Spreads mentioned above are currently in effect and are not guaranteed.

Interest credited on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

INTEREST CHARGED. The borrowing rate we charge for Policy Loan interest will be based on an index. The indexed borrowing rate will never be more than the maximum loan rate permitted by law. More information on the borrowing rate charged is provided below.

General American will inform the Owner of the current borrowing rate when a Policy Loan is made. General American will also mail the Owner an advance notice if there is to be a change in the borrowing rate applicable to any outstanding Indebtedness.

Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans on page 17.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

We determine the borrowing rate at the beginning of each Policy Year. The same rate applies to any outstanding Indebtedness and to any new Policy Loans made during the year. The borrowing rate determined by General American for a Policy Year may not exceed a Maximum Limit which is the greater of:

(a) The Published Monthly Average (defined below) for the calendar month ending two months before the beginning of the month in which the Policy Anniversary falls (example: for a Policy with a June Policy Anniversary, the March Published Average); or

(b)  Five Percent (5%).

The Published Monthly Average means:

(1) Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service; or

(2) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this Policy is issued.

If the Maximum Limit for a Policy Year, as determined in this manner, is at least 0.50% higher than the borrowing rate determined by General American for the previous Policy Year, General American may increase the borrowing rate to not more than the Maximum Limit. Therefore the borrowing rate we charge for Policy Loan interest will only change if the Published Monthly Average differs from the previous rate by at least 0.50%.

EFFECT OF POLICY LOANS. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value may be higher.

In addition, if the Indebtedness (See Definitions on page 3) exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 22.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 22.)

Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

REPAYMENT OF INDEBTEDNESS. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

                  SURRENDER, PARTIAL WITHDRAWALS
                      AND PRO RATA SURRENDER

At any time during the lifetime of the insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender, partial withdrawal, or a pro rata surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters - Postponement of Payments from the Separate Account on page 27.)

SURRENDERS. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value plus any unpaid dividends determined prior to surrender (See Dividends) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness, and less any surrender charge. (See Charges and Deductions - Contingent Deferred Sales Charge on page 24.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters on page 30.)

PARTIAL WITHDRAWALS. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account, and up to four partial withdrawals and transfers in any Policy Year from the General Account. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters on page 30.)

The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of a) $500 from a Division of the Separate Account, or b) the Policy's Cash Value in a Division. (See Charges and Deductions - Contingent Deferred Sales Charge on page 24.) Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the

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

Separate Account is the Policy's Cash Value net of any applicable surrender charges in that Division. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greatest of the following: (1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year, (2) $5,000, (3) the previous Policy Year's maximum amount.

The Owner may allocate the amount withdrawn plus any applicable surrender charge, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account on page 26.)

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal. If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge exceeds the difference between the death benefit and the Face Amount. If Death Benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction - Cost of Insurance on page 23.) Partial withdrawals will be applied first to reduce the initial Face Amount and then to each increase in Face Amount in order, starting with the first increase. The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO RATA SURRENDER. After the first Policy Year, an Owner can make a pro rata surrender of the Policy. The pro rata surrender will reduce the Face Amount and the Cash Value by a percentage chosen by the Owner. This percentage must be any whole number. A pro rata surrender may have Federal income tax consequences. (See Federal Tax Matters on page 30.) The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request.

The Owner may allocate the amount of decrease in Cash Value plus any applicable surrender charge among the Divisions of the Separate Account and the General Account. (See Charges and Deductions - Contingent Deferred Sales Charge on page 24.) If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for pro rata surrender is received.

A pro rata surrender can not be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No pro rata surrender will be processed for more Cash Surrender Value than is available on the date of the pro rata surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction less any applicable surrender charges.

Pro rata surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy. (See Monthly Deduction - Cost of Insurance on page 23.) Pro rata surrenders will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

CHARGES ON SURRENDER, PARTIAL WITHDRAWALS AND PRO RATA SURRENDER. If a Policy is surrendered within the first ten Policy Years, the Deferred Contingent Sales Charge will apply. (See Contingent Deferred Sales Charge on page 24.)

A partial withdrawal or pro rata surrender may also result in a charge. The amount of the charge assessed is a portion of the Contingent
Deferred Sales Charge that would be deducted upon surrender or lapse. Charges are described in more detail under Charges and Deductions - Contingent Deferred Sales Charge on page 24.

While partial withdrawals and pro rata surrenders are each methods of reducing a Policy's Cash Value, a pro rata surrender differs from a partial withdrawal in that a partial withdrawal does not typically have a proportionate effect on a Policy's death benefit by reducing the Policy's Face Amount, while a pro rata surrender does. Assuming that a Policy's death benefit is not a percentage of the Policy's Cash Value, a pro rata surrender will reduce the Policy's death benefit in the same proportion that the Policy's Cash Value is reduced, while a partial withdrawal will reduce the death benefit by one dollar for each dollar of Cash Value withdrawn. Partial Withdrawals and Pro Rata Surrenders will also result in there being different cost of insurance charges subsequently deducted. (See Monthly Deduction - Cost of Insurance on page 23; Surrender, Partial Withdrawals and Pro Rata Surrender - Partial Withdrawals on page 17; and Surrenders, Partial Withdrawals, and Pro Rata Surrenders - Pro Rata Surrender on page 18.)

                         TRANSFERS

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions. (See The General Account on page 26.) Requests for transfers from or among Divisions of the Separate Account may be made in writing or by telephone. Transfers from or among the Divisions of the Separate Account may be made once each Policy Month and must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. General American ordinarily will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

Requests may be made by telephone if the Owner has chosen to use General American's telephone transfer program. To elect this program the Owner must complete a form provided by General American. General American reserves the right to cancel the telephone transfer program upon 30 days written notice.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum
General Account allocation percent, and the frequency of such transfers. General American may in the future impose a charge of no more than $25 per transfer request.

                      PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of the Cash Value in the General Account and in the Divisions of the Separate Account to the percentages determined in advance. There are two methods of rebalancing available - periodic and variance.

PERIODIC REBALANCING. Under this option The Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the funds by generating transfers to reallocate the funds according to the investment percentages elected.

VARIANCE REBALANCING. Under this option The Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent (5%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific funds from being rebalanced. On each Monthly Anniversary we will review the current fund balances to determine whether any fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

                      DOLLAR COST AVERAGING

The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize "dollar cost averaging" ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantee that DCA will result in a profit or protect against loss.

The following rules and restrictions apply to DCA transfers:

(1)  The minimum DCA transfer amount is $100.

(2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

(3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

(4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

(5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights Transfers on page 19.)

(6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Values on page 22.)

(7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

(8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights - Loans on page 16.)

(9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Policy Rights - Right to Examine Policy on page
20).

No fee is currently charged for DCA, but the Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

                     RIGHT TO EXAMINE POLICY

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, General American will refund an amount equal to the greater of premiums paid or (1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters - Postponement of Payments from the Separate Account on page 27.)

A request for an increase in Face Amount (See Policy Benefits - Death Benefit on page 13) may also be canceled. The request for cancellation must be made within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, or 45 days after the application for the increase was signed.

                 PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, the Company will pay in a lump sum the Cash Surrender Value of the Policy on the Maturity Date, plus any unpaid dividends determined prior to maturity. Amounts payable on the Maturity Date ordinarily will be paid in a lump sum within seven days of that date, although payments may be postponed under certain circumstances. (See General Matters - Postponements of Payments from the Separate Account on page 27.) A Policy will mature if and when the Insured reaches Attained Age 100. Settlement options other than a lump sum payment may only be made upon written agreement with the Company.

             PAYMENT AND ALLOCATION OF PREMIUMS

                    ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 80 for regularly underwritten contracts and to Insureds of Issue Ages 0 through 70 for simplified issue and to Insureds of Issue Ages 20 through 70 for guaranteed issue contracts. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

                          PREMIUMS

The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. (See Charges and Deductions on page 23.) For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy.

Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement on page 22.) Premium receipts will be furnished upon request.

An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.

PREMIUM LIMITATIONS. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in an Owner's annual report.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the company reserves the right to impose other restrictions upon the amount of premium that may be paid into the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters on page 30.)

If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or (2) require additional evidence of insurability before it accepts the premium.

            ALLOCATION OF NET PREMIUMS AND CASH VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 5% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (See General Account on page 26). For policies issued with an allowable percentage to the General Account of more than 5%, the minimum percentage is 5%, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company. Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

During the period from the Issue Date to the end of the Right to Examine Policy Period (See Policy Rights - Right to Examine Policy on page 20.), Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of Capital Company. When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right to Examine Policy Period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights - Transfers on page 19.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

                  POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid. The amount of the premium required to keep the Policy in force will be the amount to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions - Monthly Deduction on page 23.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value.

If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. Reinstatement is subject to the following conditions:

(1) Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

(2) Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

(3) Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

(4)  The Policy cannot be reinstated if it has been surrendered.

(5) The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse. The Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

(6) The effective date of reinstatement will be the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions-Monthly Deduction on page 23.)

(7) The surrender charge in effect at the time of reinstatement will equal the surrender charge in effect at the time of lapse.

                      CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

                     PREMIUM EXPENSE CHARGES

Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge and a charge for premium taxes. The premium payment less the premium expense charge equals the Net Premium.

SALES CHARGE. A sales charge not to exceed 5% of each premium payment will be deducted from each premium payment to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by riders. The Company currently intends to deduct a sales charge of 5% in Policy Years one through ten and 2.25% in Policy Years past Policy Year ten. The expenses covered by the sales charge include agent sales commissions, the cost of printing Prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for sales charge is used to pay distribution expenses and other costs associated with these additional coverages. No increase in this sales charge will occur that would result in an increase in the sales charge percentage deducted in any previous Policy year.

A Contingent Deferred Sales Charge is also imposed under certain circumstances for expenses incurred in distributing the Policies. That charge is discussed below.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

PREMIUM TAXES. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state and range from 0.75% to 3.50%. A deduction of 2.5% of the premium is taken from each premium payment for these taxes. The deduction represents an amount the Company considers necessary to pay the premium taxes imposed by the states and any subdivisions thereof.

                        MONTHLY DEDUCTION

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) the cost of insurance; and (c) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

MONTHLY ADMINISTRATIVE CHARGE. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, record keeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, and reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is $4 per month for all Policy Months. These charges are guaranteed not to increase while the Policy is in force. The Company does not anticipate that it will make any profit on the monthly administrative charge.

The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

COST OF INSURANCE. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy

Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The rates will be based on the Attained Age, duration, rate class, and sex (except for Policies sold in Montana, (See Unisex Requirements Under Montana Law on page 33.) of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases. The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, the Company will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase that required proof of insurability.

The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting, to simplified issue underwriting, and to guaranteed issue underwriting.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy.

The Company issues Policies on three underwriting bases: a full underwriting basis, a simplified underwriting basis, and a guaranteed underwriting basis. Policies receiving a full underwriting basis are issued in six rate classes: preferred non-smoker, preferred smoker, standard non-smoker, standard smoker, substandard non-smoker and substandard smoker. Policies underwritten on a simplified issue basis are issued in standard smoker/non-smoker rate classes and substandard smoker/non-smoker rate classes. Policies underwritten on a guaranteed issue basis are only issued in guaranteed issue smoker and guaranteed issue non-smoker rate classes. All other things being equal, Policies issued on a guaranteed issue basis will have higher cost of insurance rates than Policies issued on a simplified issue or fully underwritten basis. Generally, Policies underwritten on a simplified issue basis will have the same cost of insurance rates as those subject to full underwriting (except to the extent that a Policy underwritten on a simplified issue basis may have received a preferred rate class had it been fully underwritten). Similarly, for Policies issued on the same underwriting basis, all other things being equal, standard rate classes pay a higher cost of insurance rate than preferred rate classes and substandard rate classes pay a higher cost of insurance rate than standard rate classes.

For Policies fully underwritten or underwritten on a simplified issue basis that receive a standard rate class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female 1980 CSO Mortality Tables (1980 CSO Table A and 1980 CSO Table G), age nearest birthday. For Policies issued on a guaranteed issue basis, the guaranteed cost of insurance rates are equal to 125% of the rates set forth in the smoker/ non-smoker 1980 CSO Mortality Tables (1980 CSO Table SB and 1980 CSO Table NB), age nearest birthday.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less (b) the Cash Value at the beginning of the Policy Month. If there is an increase in the Face Amount, a net amount at risk will be calculated separately for the initial Face Amount and for each increase in Face Amount. If Death Benefit Option A or Death Option C is in effect, for purposes of determining the net amounts at risk for the initial Face Amount and for each increase in Face Amount, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Death Benefit Option B is in effect, the net amount at risk will be determined separately for the initial Face Amount and for each increase in Face Amount. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters - Additional Insurance Benefits on page 29.)

             CONTINGENT DEFERRED SALES CHARGE (CDSC)

For a period of up to ten years after the Issue Date, the Company will impose a CDSC upon surrender or lapse of the Policy, upon a partial withdrawal, or upon a pro rata surrender. The amount of the charge assessed will depend upon a number of factors, including the type of event ( a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy Years having elapsed since the Policy was issued.

The Contingent Deferred Sales Charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

CALCULATION OF CHARGE. If a Policy is surrendered, the charge will be the Contingent Deferred Sales Charge Percentage multiplied by 4.0% of premiums paid since issue.

The Contingent Deferred Sales Charge Percentage is shown in the following table:

         CONTINGENT DEFERRED SALES CHARGE PERCENTAGE TABLE

        IF SURRENDER OR LAPSE        THE FOLLOWING PERCENTAGE
       OCCURS IN THE LAST MONTH     OF THE 4% SURRENDER CHARGE
         OF POLICY YEAR:<F*>          WILL BE PAYABLE:<F**>

             1 through 5                       100%
                  6                            80%
                  7                            60%
                  8                            40%
                  9                            20%
             10 and later                       0%
[FN]
<F*>  In addition, the percentages reduce equally for each Policy Month during the years shown. For example, during the seventh year, the percentage reduces equally each month from 80% at the end of the sixth Year to 60% at the end of the seventh Year.

<F**> For male issue ages 75 through 80 and female issue ages 77 through
80, the Contingent Deferred Sales Charge Percentage grades to 0% in less than ten years.

CHARGE ASSESSED UPON PARTIAL WITHDRAWALS OR PRO RATA SURRENDER. The amount of the Contingent Deferred Sales Charge deducted upon a partial withdrawal or pro rata surrender will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the withdrawal of cash by the Cash Value before the withdrawal and multiplying the result by the charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

REDUCTION OF CHARGES. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or reduce the amount of the Sales Charge, Contingent Deferred Sales Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. General American will determine in its discretion if, and in what amount, a reduction is appropriate. The Company may modify its criteria for qualification for reduction of charges as experience is gained, subject to the limitation that such reductions will not be unfairly discriminatory against the interests of any Owner.

                     SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE. General American will deduct a daily charge from the Separate Account at the rate not exceeding .0019111% of the average net assets of each Division of the Separate Account which equals an effective annual rate of .70% of those net assets. This deduction is guaranteed not to increase while the Policy is in force. General
American may realize a profit from this charge.

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

FUND EXPENSES. The value of the net assets of the Separate Account will reflect the investment management and advisory fees and other expenses incurred by the underlying investment companies. See the prospectuses for the respective Funds for a description of investment management and advisory fees and other expenses incurred by Russell Insurance Funds and the Capital Company.

TAXES. No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters on page 30.)

                            DIVIDENDS

The Policy is a participating Policy which is entitled to a share, if any, of the divisible surplus of the Company as determined each year and apportioned to it. This surplus will be distributed as a dividend payable annually on the January Monthly Anniversary. If the Insured dies after the dividend has been determined, the Company will pay any unpaid dividend to the Beneficiary. Because investment results are credited directly through changes in the Policy's cash value, the Company expects little or no divisible surplus to be credited to a Policy.

Dividends under participating policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of costs emerging over time after the issue of the Policies. Both Federal and state law recognize that dividends are generally considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes. However, depending on the dividend payment option chosen (see below), dividends may have tax consequences to Owners. Counsel or other competent tax advisors should be consulted for more complete information.

Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

Each year the Company's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and lapse rates, investment yield in the General Account, and actual expenses incurred in administering the Policy. Such data is then allocated to each dividend class, e.g., by year of issue, age and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to the Company's Board of Directors ("the Board"). The Board, which has the ultimate authority to declare dividends, will vote the amount of surplus to be apportioned to each Policy class, thereby, authorizing the distribution of the annual dividend.

An Owner may choose one of the following dividend options. Dividends will be credited under the chosen option until the Owner changes it. If the Owner does not choose an option, the Company will credit the dividend under Dividend Option B until such time as the Owner requests in writing a different option.

DIVIDEND OPTION A: CASH. The amount of the dividend will be paid in cash.

DIVIDEND OPTION B: INCREASE CASH VALUE. The amount of the dividend will be added to the Policy's Cash Value on the date of the dividend payment. The Cash Value will be increased by the amount of the dividend. The dividend will be allocated to the General Account (if available) and the Divisions of the Separate Account according to the current allocation of the Net Premium.
                       THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                       GENERAL DESCRIPTION

The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percent. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

                            THE POLICY

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

                     GENERAL ACCOUNT BENEFITS

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, pro rata surrenders, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

                    GENERAL ACCOUNT CASH VALUE

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, pro rata surrenders, surrender charges or transfers to the Separate Account.

      TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

After the first Policy Year and prior to the Maturity Date, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A maximum total of four partial withdrawals and transfers from the General Account is permitted in a Policy Year. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, (b) $5,000, or (c) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

Transfers to the General Account are limited by the maximum allocation percentage (described below) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters on page 30.)

No transfer charge currently is imposed on transfers to or from the General Account. However, such a charge may be imposed in the future. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and pro rata surrenders will result in the imposition of the applicable surrender charge.

Transfers, surrenders, partial withdrawals and pro rata surrenders payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment. Amounts from the General Account used to pay premiums on policies with General American will not be delayed.

                         GENERAL MATTERS

        POSTPONEMENT OF PAYMENTS FROM THE SEPARATE ACCOUNT

The Company usually pays amounts payable on partial withdrawal, pro rata surrender, surrender, or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, pro rata surrender, death of Insured, or the Maturity Date, as well as payments of a Policy Loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

                           THE CONTRACT

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

                        CONTROL OF POLICY

The Insured is the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

                           BENEFICIARY

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

                  CHANGE OF OWNER OR BENEFICIARY

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within sixty days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

                          POLICY CHANGES

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in a Policy not satisfying the definition of life insurance under the Internal Revenue Code of 1986 or any applicable successor provision thereto.

                    CONFORMITY WITH STATUTES

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.

                       CLAIMS OF CREDITORS

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

                         INCONTESTABILITY

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

                            ASSIGNMENT

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and
(c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

                             SUICIDE

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness subject to certain limitations, if the Insured, while sane or insane, dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide when the Policy, or the increase in Face Amount, was applied for.

            MISSTATEMENT OF AGE OR SEX AND CORRECTIONS

If the age or sex (except any Policies sold in Montana; see Unisex Requirements Under Montana Law) of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

                       CHANGE IN RATE CLASS

Sixty days prior to the Policy Anniversary on which the Insured attains age 20, a letter will be sent to the Owner notifying the Owner of the opportunity to apply for a change in the Insured's Rate Class from Smoker to Non-Smoker. Upon receipt of the forms requested for a Non-Smoker risk classification and proof satisfactory to the Company, the Rate Class will be Non-Smoker. If the Owner does not apply for a Rate Class change, the Rate Class will remain Smoker.

                  ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions - Monthly Deduction on page 23.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

WAIVER OF MONTHLY DEDUCTION RIDER. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

WAIVER OF SPECIFIED PREMIUM RIDER. Provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65.

INCREASING BENEFIT RIDER. Allows the Owner to increase the Face Amount of the Policy without evidence of insurability. The increase is made on each Policy Anniversary.

                       RECORDS AND REPORTS

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for each Fund. Receipt of premium payments, transfers, partial withdrawals, pro rata surrenders, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                    DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policy, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

Writing agents will receive commissions based on a commission schedule and rules. The maximum agent first-year commissions equal 7.50% of target premiums paid in Policy Year 1. In renewal years, the maximum agent commissions equal 4.0% of premiums paid in years 2 through 10. A maximum 2.50% of premium service fee is paid after Policy year 10. For Policy years after Policy Year 1, a maximum commission of .20% of the average monthly Cash Value for each Policy Year is paid. These are maximum commissions, and reductions may be possible under the circumstances outlined in the section entitled Reduction of Charges. General Agents receive compensation which may be in part based on the level of agent commissions in their agencies. The general agent commission schedules and rules differ for different types of agency contracts. Walnut Street receives no administrative fees, management fees, or other fees from sales of the Policy.

                       FEDERAL TAX MATTERS

                           INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

                     TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury in Regulation
Section 1.817-5, which affect how assets may be invested. Although General American does not control Russell Insurance Funds or the Capital Company it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

(1) TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax advisor should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract." However, upon a complete surrender or lapse of any Policy, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

(2) MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Divisions.

Accordingly, a prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax advisor before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

(3) DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

(4) DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

(5) POLICY LOAN INTEREST. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISOR BEFORE DEDUCTING ANY LOAN INTEREST.

(6) INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Advisor.

(7) INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

(8) MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under
Section 72(e) of the Code.

(9) POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

              UNISEX REQUIREMENTS UNDER MONTANA LAW

The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

           SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                          VOTING RIGHTS

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment advisor or sub-advisor of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                STATE REGULATION OF THE COMPANY

The Company, a stock life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                             MANAGEMENT OF THE COMPANY
                                              PRINCIPAL OCCUPATION(S)
         NAME                                DURING PAST FIVE YEARS<F*>
         ----                                --------------------------
PRINCIPAL OFFICERS<F**>
-----------------------

Richard A. Liddy                    Chairman, President and CEO, 1/95-present; Chairman of
                                    the Executive Committee, 5/92-present.  Formerly
                                    President and CEO, 5/92-1/95.

Robert J. Banstetter, Sr.           Vice President, General Counsel and Secretary, 2/91-
                                    present.

John W. Barber                      Vice President and Controller, 12/84-present.

Kevin C. Eichner                    Executive Vice President of General American, President
                                    and Chairman of GenMark, Chairman of Walnut Street
                                    Securities, 10/97-Present.  President and CEO,
                                    Collaborative Strategies, 1983-Present.

David L. Herzog                     Chief Financial Officer, GenAmerica Corporation, 1/99-
                                    present.  President, GenAmerica Management Corporation,
                                    10/98-present.  Formerly Assistant to the President,
                                    General American and GenAmerica, 1996-1999, Chief
                                    Financial Officer, Individual Line, General American,
                                    1995-1996, Manager, Investor Relations, Reinsurance Group
                                    of America and GenCare Health Systems, 1993-1995.

E. Thomas Hughes                    Corporate Actuary and Treasurer, 10/94-present.  Formerly
                                    Executive Vice President-Group Pensions, 3/90-10/94

Michael P. Ingrassia                Vice President-Group Executive Accounts, 3/92-present.
                                    Formerly Vice President-Group Operations, 5/84-2/92.

Warren J. Winer                     Executive Vice President-Group Life and Health, 8/95-
                                    present.  Formerly Managing Director, William M. Mercer,
                                    Inc., 7/93-8/95; President and Chief Operating Officer,
                                    W. F. Corroon, 1986-7/93.

Bernard H. Wolzenski                Executive Vice President-Individual Insurance, 10/91-
                                    present.  Formerly Vice President-Life Product
                                    Management, 5/86-10/91.

A. Greig Woodring                   President and Chief Executive Officer, Reinsurance Group
                                    of America, 12/92-present.  Executive Vice President-
                                    Reinsurance, 3/90-present.

<F*>  All positions listed are with General American unless otherwise indicated.
<F**> The principal business address of Messrs. Banstetter, Herzog, Hughes, and Liddy is
General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101.  The
principal business address for Messrs. Barber, Ingrassia, Winer and Wolzenski is 13045
Tesson Ferry Road, St. Louis, Missouri 63128.  The principal business address for Mr.
Woodring is 660 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141.  The
principal business address for Mr. Eichner is 670 Mason Ridge Center Drive, Suite 100, St.
Louis, Missouri 63141.


                              35



                                              PRINCIPAL OCCUPATION(S)
         NAME                                DURING PAST FIVE YEARS<F*>
         ----                                --------------------------
DIRECTORS
---------

August A. Busch III                 Chairman of the Board and President, Anheuser-Busch
Anheuser-Busch Companies, Inc.      Companies, Inc., (beer business).
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                Retired Chairman and Chief Executive Officer, Union
Union Electric Company              Electric Company (electric utility business). Prior to
P.O. Box 149                        1993, Chairman and Chief Executive Officer.
St. Louis, Missouri 63166

John C. Danforth                    Partner.  Formerly, U. S. Senator, State of Missouri.
Bryan Cave
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                   Past President, Edison Brothers Stores, Inc. (retail
Edison Brothers Stores, Inc.        specialty stores).
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                    Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, Missouri 63101

William E. Maritz                   Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                        (motivation, travel, communications, training and
1375 North Highway Drive            marketing research business).
Fenton, Missouri 63099

Craig D. Schnuck                    Chairman and Chief Executive Officer, Schnuck Markets,
Schnuck Markets, Inc.               Inc. (retail supermarket chain).  Prior to 1991,
11420 Lackland Road                 President and Chief Executive Officer
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                  Chairman, Chief Executive Officer and President, Ralston
Ralston Purina Company              Purina Company (pet food, batteries, and bread business);
Checkerboard Square                 Chairman, Ralcorp Holdings, Inc. (ready-to-eat cereal,
St. Louis, Missouri 63164           baby food, ski resorts).

Andrew C. Taylor                    Chief Executive Officer and President, Enterprise Rent-A-
Enterprise Rent-A-Car               Car (car rental).  Prior to May, 1991, President.
600 Corporate Park Drive
St. Louis, Missouri 63105

                              36

                                              PRINCIPAL OCCUPATION(S)
         NAME                                DURING PAST FIVE YEARS<F*>
         ----                                --------------------------

DIRECTORS (CONTINUED)
---------------------
H. Edwin Trusheim                   Retired Chairman and Chief Executive Officer
General American Life Insurance Co.
P.O. Box 396
St. Louis, Missouri 63166

Robert L. Virgil                    Principal, Edward Jones (investments).  Prior to 1993,
Edward Jones                        Dean, the John M. Olin School of Business, Washington
12555 Manchester                    University (business education)
St. Louis, Missouri  63131-3729

Virginia V. Weldon, M.D.            Senior Vice President, Public Policy, Monsanto Company
Monsanto Company                    (chemicals diversified industry, pharmaceuticals, life
800 North Lindbergh                 science products, and food ingredients business). Prior
St. Louis, Missouri  63167          to 1993, Vice President, Public Policy.

Ted C. Wetterau                     President, Wetterau Associates, L.L.C.  Retired Chairman
Wetterau Associates, L.L.C.         and Chief Executive Officer, Wetterau Incorporated
7700 Bonhomme, Suite 750            (retail and wholesale grocery, manufacturing business).
St. Louis, Missouri  63105

<F*> All positions listed are with General American unless otherwise indicated.

                          LEGAL MATTERS

All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Robert J.
Banstetter, Vice President, General Counsel, and Secretary of General
American.

                        LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                             EXPERTS

The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Shashikant Bhave, FSA, MAAA, Executive Director and Associate Actuary, as stated in the opinion filed as an exhibit to the registration statement.

                      ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

Like all financial services providers, General American utilizes systems that may be affected by the Year 2000 transition issues, and it relies on services providers, including the Funds, that may also be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its services providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, we do not anticipate that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. General American currently anticipates that its systems will be Year 2000 compliant, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                       FINANCIAL STATEMENTS

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                            APPENDIX A
         ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages 40 through 48 illustrate a Policy issued to a Male, age 45 in a preferred nonsmoker rate class. If the insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the monthly administrative charges and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the monthly administrative charges and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .70% charge for mortality and expense risk, and an assumed .72% charge for the investment management and advisory fees and administrative expenses combined. The actual investment management and advisory fees applicable to each Division are shown in the respective prospectuses of each fund. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.42%, 4.58%, and 10.58%, respectively. The prospectuses for each fund should be consulted for details about the nature and extent of their expenses.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Tax Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters on page 29.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, General American will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                        ANNUAL PREMIUM: $2,141

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.42%)

                                             ======== CURRENT ========          ======== GUARANTEED ========

 END                          PREM
 OF                ANNUAL     ACCUM        SURR        CASH      DEATH         SURR        CASH       DEATH
YEAR     AGE       PAYMNT     @ 5%         VALUE       VALUE     BENEFIT       VALUE       VALUE     BENEFIT
 1        46       2,141       2,248       1,782       1,782     100,000       1,692       1,777     100,000
 2        47       2,141       4,609       3,497       3,497     100,000       3,017       3,188     100,000
 3        48       2,141       7,087       5,134       5,134     100,000       4,292       4,548     100,000
 4        49       2,141       9,690       6,719       6,719     100,000       5,515       5,858     100,000
 5        50       2,141      12,423       8,264       8,264     100,000       6,685       7,114     100,000
 6        51       2,141      15,292       9,782       9,782     100,000       7,903       8,314     100,000
 7        52       2,141      18,305      11,262      11,262     100,000       9,093       9,453     100,000
 8        53       2,141      21,468      12,717      12,717     100,000      10,252      10,526     100,000
 9        54       2,141      24,790      14,135      14,135     100,000      11,373      11,527     100,000
10        55       2,141      28,278      15,519      15,519     100,000      12,450      12,450     100,000
11        56       2,141      31,940      16,955      16,955     100,000      13,290      13,290     100,000
12        57       2,141      35,785      18,337      18,337     100,000      14,044      14,044     100,000
13        58       2,141      39,822      19,669      19,669     100,000      14,709      14,709     100,000
14        59       2,141      44,062      20,961      20,961     100,000      15,281      15,281     100,000
15        60       2,141      48,513      22,214      22,214     100,000      15,755      15,755     100,000
16        61       2,141      53,187      23,403      23,403     100,000      16,122      16,122     100,000
17        62       2,141      58,094      24,530      24,530     100,000      16,368      16,368     100,000
18        63       2,141      63,247      25,587      25,587     100,000      16,480      16,480     100,000
19        64       2,141      68,658      26,569      26,569     100,000      16,439      16,439     100,000
20        65       2,141      74,339      27,478      27,478     100,000      16,226      16,226     100,000

25        70       2,141     107,300      30,714      30,714     100,000      11,923      11,923     100,000
30        75       2,141     149,368      30,950      30,950     100,000           0           0           0

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                        ANNUAL PREMIUM: $2,141

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.58%)

                                             ======== CURRENT ========          ======== GUARANTEED ========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH       DEATH         SURR        CASH       DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
 1        46       2,141       2,248       1,896       1,896     100,000       1,805       1,890     100,000
 2        47       2,141       4,609       3,835       3,835     100,000       3,345       3,516     100,000
 3        48       2,141       7,087       5,809       5,809     100,000       4,930       5,187     100,000
 4        49       2,141       9,690       7,845       7,845     100,000       6,561       6,903     100,000
 5        50       2,141      12,423       9,958       9,958     100,000       8,237       8,665     100,000
 6        51       2,141      15,292      12,165      12,165     100,000      10,063      10,474     100,000
 7        52       2,141      18,305      14,459      14,459     100,000      11,967      12,326     100,000
 8        53       2,141      21,468      16,857      16,857     100,000      13,946      14,220     100,000
 9        54       2,141      24,790      19,355      19,355     100,000      15,998      16,152     100,000
10        55       2,141      28,278      21,958      21,958     100,000      18,120      18,120     100,000
11        56       2,141      31,940      24,763      24,763     100,000      20,123      20,123     100,000
12        57       2,141      35,785      27,673      27,673     100,000      22,162      22,162     100,000
13        58       2,141      39,822      30,698      30,698     100,000      24,239      24,239     100,000
14        59       2,141      44,062      33,854      33,854     100,000      26,356      26,356     100,000
15        60       2,141      48,513      37,151      37,151     100,000      28,514      28,514     100,000
16        61       2,141      53,187      40,575      40,575     100,000      30,712      30,712     100,000
17        62       2,141      58,094      44,139      44,139     100,000      32,947      32,947     100,000
18        63       2,141      63,247      47,848      47,848     100,000      35,216      35,216     100,000
19        64       2,141      68,658      51,713      51,713     100,000      37,515      37,515     100,000
20        65       2,141      74,339      55,747      55,747     100,000      39,843      39,843     100,000

25        70       2,141     107,300      79,037      79,037     100,000      52,006      52,006     100,000
30        75       2,141     149,368     109,257     109,257     116,905      65,527      65,527     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                        ANNUAL PREMIUM: $2,141

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.58%)

                                            ========= CURRENT =========       ========= GUARANTEED =========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH       DEATH        SURR        CASH        DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 1        46       2,141       2,248       2,010       2,010     100,000       1,918       2,004     100,000
 2        47       2,141       4,609       4,187       4,187     100,000       3,687       3,858     100,000
 3        48       2,141       7,087       6,540       6,540     100,000       5,623       5,880     100,000
 4        49       2,141       9,690       9,114       9,114     100,000       7,745       8,087     100,000
 5        50       2,141      12,423      11,947      11,947     100,000      10,070      10,498     100,000
 6        51       2,141      15,292      15,079      15,079     100,000      12,724      13,135     100,000
 7        52       2,141      18,305      18,533      18,533     100,000      15,660      16,019     100,000
 8        53       2,141      21,468      22,357      22,357     100,000      18,902      19,176     100,000
 9        54       2,141      24,790      26,581      26,581     100,000      22,479      22,633     100,000
10        55       2,141      28,278      31,254      31,254     100,000      26,423      26,423     100,000
11        56       2,141      31,940      36,521      36,521     100,000      30,587      30,587     100,000
12        57       2,141      35,785      42,341      42,341     100,000      35,173      35,173     100,000
13        58       2,141      39,822      48,782      48,782     100,000      40,236      40,236     100,000
14        59       2,141      44,062      55,924      55,924     100,000      45,841      45,841     100,000
15        60       2,141      48,513      63,853      63,853     100,000      52,063      52,063     100,000
16        61       2,141      53,187      72,651      72,651     100,000      58,986      58,986     100,000
17        62       2,141      58,094      82,421      82,421     105,499      66,712      66,712     100,000
18        63       2,141      63,247      93,208      93,208     117,442      75,358      75,358     100,000
19        64       2,141      68,658     105,108     105,108     130,334      85,042      85,042     105,451
20        65       2,141      74,339     118,238     118,238     144,251      95,721      95,721     116,780

25        70       2,141     107,300     207,133     207,133     240,275     167,272     167,272     194,036
30        75       2,141     149,368     352,671     352,671     377,358     283,155     283,155     302,976

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B                                                    ANNUAL PREMIUM: $5,551

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.42%)

                                             ======== CURRENT ========          ======== GUARANTEED ========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH       DEATH         SURR        CASH       DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
 1        46       5,551       5,829       4,899       4,899     104,899       4,663       4,885     104,885
 2        47       5,551      11,949       9,681       9,681     109,681       8,902       9,346     109,346
 3        48       5,551      18,375      14,338      14,338     114,338      13,039      13,705     113,705
 4        49       5,551      25,122      18,895      18,895     118,895      17,074      17,962     117,962
 5        50       5,551      32,206      23,364      23,364     123,364      21,003      22,113     122,113
 6        51       5,551      39,645      27,759      27,759     127,759      25,091      26,157     126,157
 7        52       5,551      47,456      32,069      32,069     132,069      29,154      30,087     130,087
 8        53       5,551      55,657      36,307      36,307     136,307      33,186      33,896     133,896
 9        54       5,551      64,269      40,463      40,463     140,463      37,179      37,579     137,579
10        55       5,551      73,311      44,537      44,537     144,537      41,126      41,126     141,126
11        56       5,551      82,805      48,749      48,749     148,749      44,534      44,534     144,534
12        57       5,551      92,774      52,856      52,856     152,856      47,797      47,797     147,797
13        58       5,551     103,241      56,857      56,857     156,857      50,912      50,912     150,912
14        59       5,551     114,232      60,768      60,768     160,768      53,876      53,876     153,876
15        60       5,551     125,772      64,588      64,588     164,588      56,682      56,682     156,682
16        61       5,551     137,889      68,285      68,285     168,285      59,320      59,320     159,320
17        62       5,551     150,612      71,859      71,859     171,859      61,777      61,777     161,777
18        63       5,551     163,971      75,300      75,300     175,300      64,037      64,037     164,037
19        64       5,551     177,998      78,598      78,598     178,598      66,081      66,081     166,081
20        65       5,551     192,727      81,756      81,756     181,756      67,892      67,892     167,892

25        70       5,551     278,180      95,120      95,120     195,120      72,952      72,952     172,952
30        75       5,551     387,242     103,313     103,313     203,313      69,176      69,176     169,176

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                   ANNUAL PREMIUM: $5,551

                                                      FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.58%)

                                            ========= CURRENT =========       ========= GUARANTEED =========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH       DEATH        SURR        CASH        DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 1        46       5,551       5,829       5,202       5,202     105,202       4,965       5,187     105,187
 2        47       5,551      11,949      10,594      10,594     110,594       9,802      10,246     110,246
 3        48       5,551      18,375      16,173      16,173     116,173      14,830      15,497     115,497
 4        49       5,551      25,122      21,973      21,973     121,973      20,058      20,946     120,946
 5        50       5,551      32,206      28,016      28,016     128,016      25,489      26,599     126,599
 6        51       5,551      39,645      34,324      34,324     134,324      31,396      32,462     132,462
 7        52       5,551      47,456      40,899      40,899     140,899      37,602      38,534     138,534
 8        53       5,551      55,657      47,764      47,764     147,764      44,109      44,819     144,819
 9        54       5,551      64,269      54,921      54,921     154,921      50,918      51,317     151,317
10        55       5,551      73,311      62,384      62,384     162,384      58,028      58,028     158,028
11        56       5,551      82,805      70,398      70,398     170,398      64,956      64,956     164,956
12        57       5,551      92,774      78,733      78,733     178,733      72,102      72,102     172,102
13        58       5,551     103,241      87,402      87,402     187,402      79,473      79,473     179,473
14        59       5,551     114,232      96,435      96,435     196,435      87,071      87,071     187,071
15        60       5,551     125,772     105,846     105,846     205,846      94,899      94,899     194,899
16        61       5,551     137,889     115,619     115,619     215,619     102,955     102,955     202,955
17        62       5,551     150,612     125,768     125,768     225,768     111,234     111,234     211,234
18        63       5,551     163,971     136,300     136,300     236,300     119,727     119,727     219,727
19        64       5,551     177,998     147,220     147,220     247,220     128,421     128,421     228,421
20        65       5,551     192,727     158,545     158,545     258,545     137,305     137,305     237,305

25        70       5,551     278,180     221,527     221,527     321,527     184,237     184,237     284,237
30        75       5,551     387,242     295,538     295,538     395,538     233,333     233,333     333,333

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                   ANNUAL PREMIUM: $5,551

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.58%)

                                           ========= CURRENT =========        ========= GUARANTEED =========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH      DEATH         SURR        CASH        DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE     BENEFIT       VALUE       VALUE      BENEFIT
1         46       5,551       5,829       5,505       5,505     105,505       5,268       5,490     105,490
2         47       5,551      11,949      11,543      11,543     111,543      10,738      11,182     111,182
3         48       5,551      18,375      18,159      18,159     118,159      16,771      17,437     117,437
4         49       5,551      25,122      25,438      25,438     125,438      23,423      24,311     124,311
5         50       5,551      32,206      33,464      33,464     133,464      30,754      31,865     131,865
6         51       5,551      39,645      42,329      42,329     142,329      39,101      40,167     140,167
7         52       5,551      47,456      52,109      52,109     152,109      48,355      49,288     149,288
8         53       5,551      55,657      62,914      62,914     162,914      58,597      59,307     159,307
9         54       5,551      64,269      74,840      74,840     174,840      69,911      70,311     170,311
10        55       5,551      73,311      88,005      88,005     188,005      82,392      82,392     182,392
11        56       5,551      82,805     102,788     102,788     202,788      95,660      95,660     195,660
12        57       5,551      92,774     119,088     119,088     219,088     110,231     110,231     210,231
13        58       5,551     103,241     137,067     137,067     237,067     126,241     126,241     226,241
14        59       5,551     114,232     156,915     156,915     256,915     143,834     143,834     243,834
15        60       5,551     125,772     178,831     178,831     278,831     163,170     163,170     263,170
16        61       5,551     137,889     202,997     202,997     302,997     184,420     184,420     284,420
17        62       5,551     150,612     229,651     229,651     329,651     207,773     207,773     307,773
18        63       5,551     163,971     259,044     259,044     359,044     233,432     233,432     333,432
19        64       5,551     177,998     291,456     291,456     391,456     261,618     261,618     361,618
20        65       5,551     192,727     327,207     327,207     427,207     292,579     292,579     392,579

25        70       5,551     278,180     569,395     569,395     669,395     499,780     499,780     599,780
30        75       5,551     387,242     964,855     964,855   1,064,855     831,958     831,958     931,958

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                        ANNUAL PREMIUM: $5,551

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.42%)

                                            ========= CURRENT =========       ========= GUARANTEED =========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH       DEATH         SURR        CASH       DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
 1        46       5,551       5,829       4,905       4,905     100,000       4,669       4,891     100,000
 2        47       5,551      11,949       9,706       9,706     100,000       8,956       9,400     100,000
 3        48       5,551      18,375      14,397      14,397     100,000      13,167      13,833     100,000
 4        49       5,551      25,122      19,005      19,005     100,000      17,305      18,194     100,000
 5        50       5,551      32,206      23,544      23,544     100,000      21,372      22,482     100,000
 6        51       5,551      39,645      28,024      28,024     100,000      25,636      26,702     100,000
 7        52       5,551      47,456      32,439      32,439     100,000      29,918      30,850     100,000
 8        53       5,551      55,657      36,801      36,801     100,000      34,218      34,929     100,000
 9        54       5,551      64,269      41,102      41,102     100,000      38,538      38,937     100,000
10        55       5,551      73,311      45,339      45,339     100,793      42,877      42,877     100,000
11        56       5,551      82,805      49,714      49,714     107,481      46,726      46,726     101,022
12        57       5,551      92,774      53,991      53,991     113,572      50,451      50,451     106,128
13        58       5,551     103,241      58,173      58,173     119,117      54,055      54,055     110,687
14        59       5,551     114,232      62,269      62,269     124,169      57,539      57,539     114,737
15        60       5,551     125,772      66,283      66,283     128,766      60,904      60,904     118,316
16        61       5,551     137,889      70,195      70,195     132,903      64,148      64,148     121,454
17        62       5,551     150,612      74,007      74,007     136,622      67,269      67,269     124,183
18        63       5,551     163,971      77,718      77,718     139,952      70,266      70,266     126,533
19        64       5,551     177,998      81,323      81,323     142,923      73,134      73,134     128,531
20        65       5,551     192,727      84,827      84,827     145,579      75,871      75,871     130,208

25        70       5,551     278,180     100,806     100,806     154,954      87,660      87,660     134,746
30        75           0     355,036      89,186      89,186     124,507      73,269      73,269     102,288

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                        ANNUAL PREMIUM: $5,551

                                                      FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.58%)

                                            ========= CURRENT =========       ========= GUARANTEED =========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH       DEATH        SURR        CASH        DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 1        46       5,551       5,829       5,209       5,209     100,000       4,972       5,194     100,000
 2        47       5,551      11,949      10,621      10,621     100,000       9,861      10,305     100,000
 3        48       5,551      18,375      16,240      16,240     100,000      14,977      15,643     100,000
 4        49       5,551      25,122      22,104      22,104     100,000      20,334      21,222     100,000
 5        50       5,551      32,206      28,238      28,238     100,000      25,947      27,057     100,000
 6        51       5,551      39,645      34,665      34,665     100,000      32,099      33,164     100,000
 7        52       5,551      47,456      41,394      41,394     100,306      38,626      39,559     100,000
 8        53       5,551      55,657      48,410      48,410     113,939      45,494      46,205     108,750
 9        54       5,551      64,269      55,710      55,710     127,406      52,660      53,060     121,345
10        55       5,551      73,311      63,307      63,307     140,737      60,122      60,122     133,657
11        56       5,551      82,805      71,444      71,444     154,462      67,393      67,393     145,704
12        57       5,551      92,774      79,892      79,892     168,058      74,871      74,871     157,497
13        58       5,551     103,241      88,663      88,663     181,551      82,561      82,561     169,055
14        59       5,551     114,232      97,781      97,781     194,982      90,462      90,462     180,388
15        60       5,551     125,772     107,261     107,261     208,373      98,577      98,577     191,503
16        61       5,551     137,889     117,082     117,082     221,678     106,902     106,902     202,403
17        62       5,551     150,612     127,259     127,259     234,927     115,433     115,433     213,097
18        63       5,551     163,971     137,792     137,792     248,132     124,162     124,162     223,587
19        64       5,551     177,998     148,684     148,684     261,309     133,078     133,078     233,881
20        65       5,551     192,727     159,951     159,951     274,506     142,170     142,170     243,991

25        70       5,551     278,180     222,082     222,082     341,374     190,140     190,140     292,273
30        75           0     355,036     264,396     264,396     369,110     213,916     213,916     298,638

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                        ANNUAL PREMIUM: $5,551

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.582%)

                                           ========= CURRENT =========        ========= GUARANTEED =========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH      DEATH         SURR        CASH        DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE     BENEFIT       VALUE       VALUE      BENEFIT
 1        46       5,551       5,829       5,512       5,512     100,000       5,275       5,497     100,000
 2        47       5,551      11,949      11,572      11,572     100,000      10,803      11,247     100,000
 3        48       5,551      18,375      18,235      18,235     100,000      16,937      17,603     100,000
 4        49       5,551      25,122      25,593      25,593     100,000      23,749      24,637     100,000
 5        50       5,551      32,206      33,737      33,737     100,000      31,318      32,428     100,000
 6        51       5,551      39,645      42,758      42,758     106,708      39,999      41,065     102,482
 7        52       5,551      47,456      52,685      52,685     127,666      49,591      50,523     122,427
 8        53       5,551      55,657      63,618      63,618     149,735      60,144      60,854     143,229
 9        54       5,551      64,269      75,648      75,648     173,004      71,728      72,128     164,953
10        55       5,551      73,311      88,886      88,886     197,602      84,419      84,419     187,670
11        56       5,551      82,805     103,699     103,699     224,197      97,810      97,810     211,465
12        57       5,551      92,774     119,969     119,969     252,362     112,390     112,390     236,419
13        58       5,551     103,241     137,840     137,840     282,247     128,259     128,259     262,629
14        59       5,551     114,232     157,487     157,487     314,040     145,523     145,523     290,182
15        60       5,551     125,772     179,090     179,090     347,914     164,296     164,296     319,172
16        61       5,551     137,889     202,783     202,783     383,939     184,694     184,694     349,690
17        62       5,551     150,612     228,768     228,768     422,319     206,838     206,838     381,836
18        63       5,551     163,971     257,246     257,246     463,241     230,853     230,853     415,713
19        64       5,551     177,998     288,434     288,434     506,917     256,864     256,864     451,433
20        65       5,551     192,727     322,595     322,595     553,634     285,006     285,006     489,125

25        70       5,551     278,180     548,095     548,095     842,504     463,537     463,537     712,526
30        75           0     355,036     862,947     862,947   1,204,718     689,758     689,758     962,936

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                                APPENDIX B
                                     TARGET ANNUAL PREMIUM PER $1,000
                                      BASE COVERAGE -- UNDERWRITTEN
                                             NON-SMOKER RATES
----------------------------------------------------------------------------------------------------------
- - - - - - - - - - MALE NON-SMOKER - - - - - - - - -    - - - - - - - - FEMALE NON-SMOKER - - - - - - - -
         PRE-    STAN-              PRE-    STAN-              PRE-    STAN-              PRE-    STAN-
        FERRED    DARD             FERRED    DARD             FERRED    DARD             FERRED    DARD
ISSUE    NON-     NON-      ISSUE   NON-     NON-      ISSUE   NON-     NON-      ISSUE   NON-     NON-
 AGE    SMOKER   SMOKER      AGE   SMOKER   SMOKER      AGE   SMOKER   SMOKER      AGE   SMOKER   SMOKER
- --------------------------------------------------------------------------------------------------------
   0        --       --                                   0       --       --
   1        --       --       41    48.84    48.86        1       --       --       41    41.73    41.75
   2        --       --       42    50.44    50.45        2       --       --       42    43.09    43.10
   3        --       --       43    52.09    52.11        3       --       --       43    44.47    44.49
   4        --       --       44    53.77    53.79        4       --       --       44    45.90    45.92
   5        --       --       45    55.51    55.53        5       --       --       45    47.38    47.40

   6        --       --       46    57.27    57.31        6       --       --       46    48.88    48.90
   7        --       --       47    59.10    59.14        7       --       --       47    50.44    50.46
   8        --       --       48    60.98    61.00        8       --       --       48    52.02    52.04
   9        --       --       49    62.90    62.92        9       --       --       49    53.67    53.69
  10        --       --       50    64.87    64.90       10       --       --       50    55.34    55.36
                                             66.91
  11        --       --       51    66.89                11       --       --       51    57.06    57.09
  12        --       --       52    68.95    68.99       12       --       --       52    58.83    58.85
  13        --       --       53    71.07    71.11       13       --       --       53    60.63    60.67
  14        --       --       54    73.23    73.27       14       --       --       54    62.48    62.52
  15        --       --       55    75.44    75.49       15       --       --       55    64.38    64.41
                                             77.73
  16        --       --       56    77.68                16       --       --       56    66.32    66.36
  17        --       --       57    79.98    80.04       17       --       --       57    68.32    68.35
  18        --       --       58    82.31    82.38       18       --       --       58    70.36    70.40
  19        --       --       59    84.71    84.78       19       --       --       59    72.51    72.54
  20     24.89    24.91       60    87.18    87.23       20    20.89    20.89       60    74.42    74.77

  21     25.63    25.64       61    89.71    89.76       21    21.58    21.58       61    77.03    77.07
  22     26.39    26.41       62    92.30    92.36       22    22.31    22.31       62    79.40    79.45
  23     27.20    27.22       63    94.96    95.04       23    23.05    23.05       63    81.85    81.91
  24     28.06    28.06       64    97.69    97.78       24    23.81    23.81       64    84.35    84.41
  25     28.94    28.94       65   100.47   100.56       25    24.60    24.60       65    86.89    86.96

  26     29.87    29.87       66   103.30   103.41       26    25.43    25.43       66    89.48    89.57
  27     30.83    30.84       67   106.23   106.34       27    26.28    26.30       67    92.15    92.24
  28     31.84    31.86       68   109.23   109.38       28    27.16    27.18       68    94.93    95.02
  29     32.88    32.92       69   112.39   112.54       29    28.08    28.10       69    97.84    97.93
  30     33.98    34.01       70   115.66   115.83       30    29.01    29.02       70   100.90   101.01

  31     35.12    35.14       71   119.09   119.27       31    29.99    30.00       71   104.11   104.24
  32     36.30    36.32       72   122.65   122.86       32    30.98    31.00       72   107.49   107.64
  33     37.53    37.55       73   126.30   126.53       33    32.03    32.05       73   111.01   111.16
  34     38.80    38.81       74   130.03   130.27       34    33.12    33.14       74   114.61   114.79
  35     40.11    40.12       75   133.81   134.07       35    34.25    34.27       75   118.31   118.52

  36     41.46    41.48       76   137.66   137.97       36    35.41    35.43       76   122.14   122.36
  37     42.85    42.87       77   141.64   141.98       37    36.60    36.62       77   126.13   126.37
  38     44.29    44.31       78   145.79   146.18       38    37.84    37.85       78   130.31   130.57
  39     45.77    45.78       79   150.22   150.65       39    39.10    39.12       79   134.76   135.06
  40     47.28    47.30       80   154.90   155.38       40    40.39    40.41       80   139.52   139.84

                                                APPENDIX B
                                     TARGET ANNUAL PREMIUM PER $1,000
                                      BASE COVERAGE -- UNDERWRITTEN
                                               SMOKER RATES
- --------------------------------------------------------------------------------------------------------
- - - - - - - - - - MALE SMOKER - - - - - - - - - -    - - - - - - - - - - FEMALE SMOKER - - - - - - - - -
         PRE-    STAN-              PRE-    STAN-              PRE-    STAN-              PRE-    STAN-
ISSUE   FERRED    DARD      ISSUE  FERRED    DARD      ISSUE  FERRED    DARD      ISSUE  FERRED    DARD
 AGE    SMOKER   SMOKER      AGE   SMOKER   SMOKER      AGE   SMOKER   SMOKER      AGE   SMOKER   SMOKER
- --------------------------------------------------------------------------------------------------------
   0     13.49    13.49                                   0    11.20    11.20
   1     13.77    13.77       41    48.95    49.16        1    11.44    11.44       41    41.79    41.99
   2     14.16    14.16       42    50.56    50.80        2    11.76    11.76       42    43.16    43.36
   3     14.58    14.58       43    52.22    52.49        3    12.11    12.11       43    44.56    44.78
   4     15.00    15.00       44    53.91    54.20        4    12.48    12.48       44    46.01    46.24
   5     15.47    15.47       45    55.67    55.96        5    12.84    12.84       45    47.79    47.74

   6     15.96    15.96       46    57.47    57.72        6    13.25    13.25       46    49.02    49.26
   7     16.48    16.48       47    59.32    59.53        7    13.67    13.67       47    50.58    50.82
   8     17.03    17.03       48    61.21    61.39        8    14.11    14.11       48    52.20    52.42
   9     17.61    17.61       49    63.15    63.30        9    14.58    14.58       49    53.85    54.05
  10     18.21    18.21       50    65.15    65.26       10    15.06    15.06       50    55.56    55.74

  11     18.84    18.84       51    67.18    67.29       11    15.56    15.56       51    57.29    57.45
  12     19.48    19.48       52    69.26    69.36       12    16.08    16.08       52    59.07    59.23
  13     20.14    20.14       53    71.40    71.52       13    16.64    16.64       53    60.88    61.04
  14     20.83    20.83       54    73.59    73.70       14    17.19    17.19       54    62.73    32.91
  15     21.50    21.50       55    75.81    75.92       15    17.77    17.77       55    64.65    64.81

  16     22.17    22.17       56    78.07    78.19       16    18.36    18.36       56    66.61    66.77
  17     22.85    22.85       57    80.39    80.54       17    18.95    18.95       57    68.60    68.76
  18     23.52    23.52       58    82.74    82.88       18    19.59    19.59       58    70.67    70.81
  19     24.20    24.20       59    85.14    85.30       19    20.23    20.23       59    72.81    72.94
  20     24.91    24.98       60    87.61    87.75       20    20.89    20.89       60    75.02    75.15

  21     25.64    25.72       61    90.14    90.30       21    21.58    21.58       61    77.33    77.44
  22     26.41    26.49       62    92.77    92.93       22    22.31    22.31       62    79.72    79.82
  23     27.22    27.29       63    95.45    95.61       23    23.05    23.05       63    82.19    82.30
  24     28.06    28.13       64    98.20    98.40       24    23.81    23.81       64    84.71    84.83
  25     28.96    29.00       65   101.01   101.23       25    24.60    24.60       65    87.28    87.43

  26     29.89    29.93       66   103.90   104.12       26    25.43    25.43       66    89.89    90.05
  27     30.86    30.90       67   106.86   107.12       27    26.30    26.30       67    92.60    92.76
  28     31.88    31.91       68   109.92   110.20       28    27.18    27.18       68    95.40    95.59
  29     32.93    32.97       69   113.10   113.42       29    28.10    28.10       69    98.34    98.54
  30     34.03    34.07       70   116.44   116.77       30    29.02    29.06       70   101.42   101.63

  31     35.17    35.21       71   119.90   120.27       31    30.00    30.04       71   104.69   104.92
  32     36.36    36.41       72   123.51   123.90       32    31.02    31.07       72   108.09   108.34
  33     37.58    37.64       73   127.20   127.61       33    32.07    32.13       73   111.61   111.88
  34     38.85    38.92       74   130.95   131.41       34    33.16    33.23       74   115.25   115.54
  35     40.16    40.25       75   134.80   135.29       35    34.28    34.36       75   118.99   119.32

  36     41.51    41.62       76   138.72   139.26       36    35.45    35.54       76   122.86   123.19
  37     42.91    43.03       77   142.78   143.36       37    36.66    36.75       77   126.87   127.26
  38     44.36    44.51       78   146.99   147.63       38    37.89    38.02       78   131.11   131.53
  39     45.84    46.02       79   151.48   152.17       39    39.15    39.30       79   135.59   136.06
  40     47.37    47.57       80   156.21   156.98       40    40.46    40.63       80   140.38   140.90

                                                APPENDIX B
                                     TARGET ANNUAL PREMIUM PER $1,000
                                    BASE COVERAGE -- GUARANTEED ISSUE
- --------------------------------------------------------------------------------------------------------
- - - - - - - - -MALE GUARANTEED ISSUE- - - - - - - -    - - - - - - -FEMALE GUARANTEED ISSUE- - - - - - -
ISSUE    NON-               ISSUE   NON-               ISSUE   NON-               ISSUE   NON-
 AGE    SMOKER   SMOKER      AGE   SMOKER   SMOKER      AGE   SMOKER   SMOKER      AGE   SMOKER   SMOKER
- --------------------------------------------------------------------------------------------------------
   0        --       --                                   0       --       --
   1        --       --       41    44.70    53.45        1       --       --       41    44.70    53.45
   2        --       --       42    46.24    55.22        2       --       --       42    46.24    55.22
   3        --       --       43    47.82    57.01        3       --       --       43    47.82    57.01
   4        --       --       44    49.45    58.83        4       --       --       44    49.45    58.83
   5        --       --       45    51.12    60.69        5       --       --       45    51.12    60.69

   6        --       --       46    52.83    62.61        6       --       --       46    52.83    62.61
   7        --       --       47    54.60    64.57        7       --       --       47    54.60    64.57
   8        --       --       48    56.40    66.56        8       --       --       48    56.40    66.56
   9        --       --       49    58.24    68.63        9       --       --       49    58.24    68.63
  10        --       --       50    60.15    70.78       10       --       --       50    60.15    70.78

  11        --       --       51    62.09    72.97       11       --       --       51    62.09    72.97
  12        --       --       52    64.10    75.19       12       --       --       52    64.10    75.19
  13        --       --       53    66.20    77.47       13       --       --       53    66.20    77.47
  14        --       --       54    68.35    79.77       14       --       --       54    68.35    79.77
  15        --       --       55    70.62    82.10       15       --       --       55    70.62    82.10

  16        --       --       56    72.94    84.51       16       --       --       56    72.94    84.51
  17        --       --       57    75.29    86.96       17       --       --       57    75.29    86.96
  18        --       --       58    77.72    89.47       18       --       --       58    77.72    89.47
  19        --       --       59    80.25    92.06       19       --       --       59    80.25    92.06
  20     22.39    27.34       60    82.85    94.72       20    22.39    27.34       60    82.85    94.72

  21     23.07    28.15       61    85.52    97.47       21    23.07    28.15       61    85.52    97.47
  22     23.78    28.99       62    88.26   100.35       22    23.78    28.99       62    88.26   100.35
  23     24.52    29.87       63    91.03   103.30       23    24.52    29.87       63    91.03   103.30
  24     25.31    30.79       64    93.83   106.30       24    25.31    30.79       64    93.83   106.30
  25     26.15    31.76       65    96.69   109.36       25    26.15    31.76       65    96.69   109.36

  26     27.00    32.77       66    99.70   112.47       26    27.00    32.77       66    99.70   112.47
  27     27.89    33.83       67   102.83   115.66       27    27.89    33.83       67   102.83   115.66
  28     28.81    34.94       68   106.12   119.02       28    28.81    34.94       68   106.12   119.02
  29     29.78    36.09       69   109.54   122.54       29    29.78    36.09       69   109.54   122.54
  30     30.79    37.28       70   113.12   126.28       30    30.79    37.28       70   113.12   126.28

  31     31.83    38.54       71       --       --       31    31.83    38.54       71       --       --
  32     32.91    39.83       72       --       --       32    32.91    39.83       72       --       --
  33     34.04    41.18       73       --       --       33    34.04    41.18       73       --       --
  34     35.24    42.57       74       --       --       34    35.24    42.57       74       --       --
  35     36.45    43.99       75       --       --       35    36.45    43.99       75       --       --

  36     37.72    45.46       76       --       --       36    37.72    45.46       76       --       --
  37     39.02    46.96       77       --       --       37    39.02    46.96       77       --       --
  38     40.39    48.53       78       --       --       38    40.39    48.53       78       --       --
  39     41.78    50.14       79       --       --       39    41.78    50.14       79       --       --
  40     43.21    51.79       80       --       --       40    43.21    51.79       80       --       --

                    INDEPENDENT AUDITORS' REPORT


The Board of Directors
General American Life Insurance Company
and Policyholders of General American
Separate Account Eleven:

We have audited the statements of assets and liabilities, including the schedule of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Worldwide Emerging Markets, Multi-style Equity, Core Bond, Aggressive Equity, Non-US, Income & Growth, International, Value, Bond Portfolio, and Small Company Portfolio Fund Divisions of General American Separate Account Eleven as of December 31, 1998, and the related statements of operations and changes in net assets for each of the years in the three-year period then ended. These financial statements are the responsibility of the management of General American Separate Account Eleven. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned as of December 31, 1998 were verified by audit of the statements of assets and liabilities of the underlying portfolios of General American Capital Company and confirmation by correspondence with respect to the Variable Insurance Products Fund and the Variable Insurance Products Fund II sponsored by Fidelity Investments, the Van Eck World Wide Insurance Trust sponsored by Van Eck Associates Corporation, the Russell Insurance Funds sponsored by Frank Russell Investment Company, the American Century Variable Portfolios, Inc. sponsored by American Century Investments, and the J.P. Morgan Series Trust II sponsored by J.P. Morgan Investment Management, Inc.. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Worldwide Emerging Markets, Multi-Style Equity, Core Bond, Aggressive Equity, Non-US, Income & Growth, International, Value, Bond Portfolio, and Small Company Portfolio Fund Divisions of General American Separate Account Eleven as of December 31, 1998, the results of their operations and changes in their net assets for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                               KPMG LLP


St. Louis, Missouri
February 12, 1999

INDEPENDENT AUDITORS

     KPMG LLP

If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus.

The prospectus is incomplete without reference to the financial data contained in the annual report.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 1998
                                                S & P 500           MONEY             BOND             MANAGED           ASSET
                                                  INDEX             MARKET            INDEX            EQUITY          ALLOCATION
                                              FUND DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION
                                              -------------     -------------     -------------     -------------     -------------
Assets:
  Investments in General American
    Capital Company at market value
    (see Schedule of Investments):             $42,444,451        $6,628,249        $5,112,190        $5,524,930       $13,268,875
  Receivable from General American Life
    Insurance Company                                    0           107,338                 0             1,480           164,097
                                               -----------        ----------        ----------        ----------       -----------

      Total assets                              42,444,451         6,735,587         5,112,190         5,526,410        13,432,972
                                               -----------        ----------        ----------        ----------       -----------

Liabilities:
  Payable to General American Life
    Insurance Company                               26,812                 0             5,069                 0                 0
                                               -----------        ----------        ----------        ----------       -----------

        Total net assets                       $42,417,639        $6,735,587        $5,107,121        $5,526,410       $13,432,972
                                               ===========        ==========        ==========        ==========       ===========

Total net assets represented by:
  Individual Variable Universal Life cash
    value invested in Separate Account         $11,146,640          $768,757        $2,510,989        $3,090,254       $10,065,676
  Individual Variable General Select Plus
    cash value invested in Separate Account     14,905,053         2,203,471           993,679           919,919         1,576,153
  Individual Variable Universal Life-100
    cash value invested in Separate Account     16,223,085         2,006,416         1,595,932         1,507,725         1,779,055
  Individual Variable Universal Life-98
    cash value invested in Separate Account        141,634         1,515,026             5,640             8,512            12,088
  Joint and Survivor Variable Universal
    Life-98 cash value invested in
    Separate Account                                 1,227           241,917               881                 0                 0
                                               -----------        ----------        ----------        ----------       -----------

        Total net assets                       $42,417,639        $6,735,587        $5,107,121        $5,526,410       $13,432,972
                                               ===========        ==========        ==========        ==========       ===========


Total units held - VUL-95                          244,956            43,796           109,948            96,034           294,610
Total units held - VGSP                            506,304           172,324            70,801            41,050            77,547
Total units held - VUL-100                         587,054           166,596           113,583            68,790            88,353
Total units held - VUL-98                           11,932           149,437               553               714             1,023
Total units held - JSVUL-98                            103            23,862                86                 0                 0


VUL-95 Net unit value                          $     45.50        $    17.55        $    22.84        $    32.18       $     34.17
VGSP Net unit value                            $     29.44        $    12.79        $    14.03        $    22.41       $     20.33
VUL-100 Net unit value                         $     27.63        $    12.04        $    14.05        $    21.92       $     20.14
VUL-98 Net unit value                          $     11.87        $    10.14        $    10.20        $    11.93       $     11.82
JSVUL-98 Net unit value                        $     11.87        $    10.14        $    10.20        $    11.93       $     11.82

Cost of investments                            $34,112,194        $6,811,827        $5,032,544        $5,088,434       $10,932,171



See accompanying notes to the financial statements.                                                                    (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 1998
                                               INTERNATIONAL        MID-CAP          SMALL-CAP          EQUITY
                                                   INDEX            EQUITY            EQUITY            INCOME           GROWTH
                                             FUND DIVISION<F*> FUND DIVISION<F**>  FUND DIVISION    FUND DIVISION     FUND DIVISION
                                             ----------------- ------------------  -------------    -------------     -------------
Assets:
  Investments in General American
    Capital Company at market value
    (see Schedule of Investments):              $9,923,419        $7,378,489        $2,366,635       $         0       $         0
  Investments in Variable Insurance
    Products Fund, at market value
    (see Schedule of Investments):                       0                 0                 0        20,891,810        35,313,212
  Receivable from General American
    Life Insurance Company                               0                 0             8,077                 0                 0
                                                ----------        ----------        ----------       -----------       -----------

      Total assets                               9,923,419         7,378,489         2,374,712        20,891,810        35,313,212
                                                ----------        ----------        ----------       -----------       -----------

Liabilities:
  Payable to General American Life
    Insurance Company                                6,592               391                 0            61,718            33,792
                                                ----------        ----------        ----------       -----------       -----------

        Total net assets                        $9,916,827        $7,378,098        $2,374,712       $20,830,092       $35,279,420
                                                ==========        ==========        ==========       ===========       ===========

Total net assets represented by:
  Individual Variable Universal
    Life cash value invested in
    Separate Account                            $3,258,118        $3,551,872        $  570,495       $ 7,499,654       $12,082,005
  Individual Variable General Select Plus
    cash value invested in Separate Account      1,255,800         2,194,725           831,378         7,003,503        10,898,957
  Individual Variable Universal Life-100
    cash value invested in Separate Account      1,610,291         1,622,856           964,181         6,299,900        12,251,008
  Individual Variable Universal Life-98
    cash value invested in Separate Account          7,881             6,728             6,856            24,329            46,510
  Joint and Survivor Variable Universal
    Life-98 cash value invested in
    Separate Account                                   925             1,917             1,802             2,706               940
  General American Life Insurance
    Company seed money                           3,783,812                 0                 0                 0                 0
                                                ----------        ----------        ----------       -----------       -----------

        Total net assets                        $9,916,827        $7,378,098        $2,374,712       $20,830,092       $35,279,420
                                                ==========        ==========        ==========       ===========       ===========



Total units held - VUL-95                          174,279           175,383            48,954           304,241           405,378
Total units held - VGSP                             77,550           108,141            71,164           283,014           386,583
Total units held - VUL-100                         117,078            87,742            82,805           295,584           474,406
Total units held - VUL-98                              693               572               619             2,155             3,793
Total units held - JSVUL-98                             81               163               163               240                77
Total units held - Seed Money                      200,000                 0                 0                 0                 0


VUL-95 Net unit value                           $    18.69        $    20.25        $    11.65       $     24.65       $     29.80
VGSP Net unit value                             $    16.19        $    20.30        $    11.68       $     24.75       $     28.19
VUL-100 Net unit value                          $    13.75        $    18.50        $    11.64       $     21.31       $     25.82
VUL-98 Net unit value                           $    11.37        $    11.75        $    11.07       $     11.29       $     12.26
JSVUL-98 Net unit value                         $    11.37        $    11.75        $    11.07       $     11.29       $     12.26

Cost of investments                             $8,625,859        $6,989,184        $2,780,956       $17,860,051       $25,127,661

<F*> This fund was formerly known as the International Equity Fund.
<F**> This fund was formerly known as the Special Equity Fund.                                                         (continued)
See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 1998

                                                                                                 WORLDWIDE           WORLDWIDE
                                                   OVERSEAS     ASSET MANAGER   HIGH INCOME     HARD ASSETS      EMERGING MARKETS
                                                 FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION<F*>  FUND DIVISION<F**>
                                                 -------------  -------------  -------------  -----------------  ------------------
Assets:
  Investments in Variable Insurance
    Products Fund, at market value
    (see Schedule of Investments):                 $9,971,775    $        0     $2,987,766       $      0             $    0
  Investments in Variable Insurance
    Products Fund II, at market value
    (see Schedule of Investments):                          0     1,235,314              0              0                  0
  Investments in Van Eck Worldwide
    Insurance Trust at market value
    (see Schedule of Investments):                          0             0              0        220,714              1,895
  Receivable from General American
    Life Insurance Company                                683         1,197              0            374                  0
                                                   ----------    ----------     ----------       --------             ------

      Total assets                                  9,972,458     1,236,511      2,987,766        221,088              1,895
                                                   ----------    ----------     ----------       --------             ------

Liabilities:
  Payable to General American Life
    Insurance Company                                       0             0            720              0                 54
                                                   ----------    ----------     ----------       --------             ------

        Total net assets                           $9,972,458    $1,236,511     $2,987,046       $221,088             $1,841
                                                   ==========    ==========     ==========       ========             ======

Total net assets represented by:
  Individual Variable Universal Life
    cash value invested in Separate Account        $4,790,729    $  150,527     $  308,462       $ 79,894             $    0
  Individual Variable General Select Plus
    cash value invested in Separate Account         3,124,788       240,997      1,186,474         19,275                  0
  Individual Variable Universal Life-100
    cash value invested in Separate Account         2,048,669       837,876      1,478,419        121,804                  0
  Individual Variable Universal Life-98
    cash value invested in Separate Account             6,463         7,111         11,903            115              1,841
  Joint and Survivor Variable Universal
    Life-98 cash value invested in
    Separate Account                                    1,809             0          1,788              0                  0
                                                   ----------    ----------     ----------       --------             ------

        Total net assets                           $9,972,458    $1,236,511     $2,987,046       $221,088             $1,841
                                                   ==========    ==========     ==========       ========             ======


Total units held - VUL-95                             247,641         9,111         22,837         10,282                  0
Total units held - VGSP                               180,202        14,512         87,370          2,468                  0
Total units held - VUL-100                            135,925        50,801        109,650         15,703                  0
Total units held - VUL-98                                 583           635          1,134             11                150
Total units held - JSVUL-98                               163             0            170              0                  0


VUL-95 Net unit value                              $    19.35    $    16.52     $    13.51       $   7.77
VGSP Net unit value                                $    17.34    $    16.61     $    13.58       $   7.81
VUL-100 Net unit value                             $    15.07    $    16.49     $    13.48       $   7.76
VUL-98 Net unit value                              $    11.08    $    11.20     $    10.49       $  10.24             $12.25
JSVUL-98 Net unit value                            $    11.08    $    11.20     $    10.49       $  10.24             $12.25

Cost of investments                                $9,073,738    $1,141,806     $3,186,624       $336,322             $1,752

<F*>This fund was formerly known as the Gold & Natural Resources Fund.                                           (continued)
<F**>This fund began operations on September 15, 1998.
See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 1998

                                                             MULTI-STYLE                         AGGRESSIVE
                                                               EQUITY           CORE BOND          EQUITY            NON-US
                                                            FUND DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                            -------------     -------------     -------------     -------------
Assets:
  Investments in Russell Insurance
    Fund at market value
    (see Schedule of Investments):                           $11,401,536        $6,436,407        $3,970,890        $3,417,076
  Receivable from General American Life
    Insurance Company                                            314,026           221,163                 0                 0
                                                             -----------        ----------        ----------        ----------

      Total assets                                            11,715,562         6,657,570         3,970,890         3,417,076
                                                             -----------        ----------        ----------        ----------

Liabilities:
  Payable to General American Life
    Insurance Company                                                  0                 0            13,694             5,195
                                                             -----------        ----------        ----------        ----------

        Total net assets                                     $11,715,562        $6,657,570        $3,957,196        $3,411,881
                                                             ===========        ==========        ==========        ==========

Total net assets represented by:
  Individual Variable Universal Life cash
    value invested in Separate Account                       $   162,942        $   42,608        $  126,079        $   97,817
  Individual Variable General Select Plus
    cash value invested in Separate Account                    7,755,207         4,669,373         2,326,057         2,166,347
  Individual Variable Universal Life-100
    cash value invested in Separate Account                       79,784             7,159            24,213            14,426
  Russell Variable Universal Life
    cash value invested in Separate Account                    3,666,133         1,928,865         1,438,824         1,121,618
  Individual Variable Universal Life-98
    cash value invested in Separate Account                       46,781             7,902            42,023             9,861
  Joint and Survivor Variable Universal Life-98
    cash value invested in Separate Account                        4,715             1,663                 0             1,812

                                                             -----------        ----------        ----------        ----------

        Total net assets                                     $11,715,562        $6,657,570        $3,957,196        $3,411,881
                                                             ===========        ==========        ==========        ==========


Total units held - VUL-95                                         14,858             4,070            13,892             9,820
Total units held - VGSP                                          473,240           397,602           173,589           187,730
Total units held - VUL-100                                         7,277               684             2,669             1,449
Total units held - Russell VUL                                   223,791           165,315           106,502            99,991
Total units held - VUL-98                                          3,951               779             3,690               869
Total units held - JSVUL-98                                          398               164                 0               160


VUL-95 Net unit value                                         $    10.97        $    10.47        $     9.08        $     9.96
VGSP Net unit value                                           $    16.39        $    11.74        $    13.40        $    11.54
VUL-100 Net unit value                                        $    10.96        $    10.47        $     9.07        $     9.96
Russell VUL Net unit value                                    $    16.38        $    11.67        $    13.51             11.22
VUL-98 Net unit value                                         $    11.84        $    10.14        $    11.40        $    11.34
JSVUL-98 Net unit value                                       $    11.84        $    10.14        $    11.40        $    11.34

Cost of investments                                           $9,896,970        $6,336,863        $3,993,305        $3,256,410


See accompanying notes to the financial statements.                                                                (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 1998

                                              INCOME &                                                 BOND        SMALL COMPANY
                                               GROWTH         INTERNATIONAL        VALUE            PORTFOLIO        PORTFOLIO
                                          FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*>
                                          ----------------- ----------------- ----------------- ----------------- -----------------
Assets:
  Investments in American Century
    Variable Portfolios, at market value
    (see Schedule of Investments):             $7,422            $  903            $3,280            $    0            $    0
  Investments in J.P. Morgan Series
    Trust II, at market value                       0                 0                 0             3,302             3,242
    (see Schedule of Investments):
  Receivable from General American
    Life Insurance Company                          0                 0               590                 0                 0
                                               ------            ------            ------            ------            ------

      Total assets                              7,422               903             3,870             3,302             3,242
                                               ------            ------            ------            ------            ------

Liabilities:
  Payable to General American Life
    Insurance Company                              62                 0                 0                 1                53
                                               ------            ------            ------            ------            ------

        Total net assets                       $7,360            $  903            $3,870            $3,301            $3,189
                                               ======            ======            ======            ======            ======

Total net assets represented by:
  Individual Variable Universal Life-98
    cash value invested in Separate
    Account                                    $7,360            $  903            $3,870            $3,301            $3,189
                                               ------            ------            ------            ------            ------

        Total net assets                       $7,360            $  903            $3,870            $3,301            $3,189
                                               ======            ======            ======            ======            ======


Total units held - VUL-98                         615                85               357               328               273


VUL-98 Net unit value                          $11.96            $10.63            $10.85            $10.07            $11.66


Cost of investments                            $6,951            $  858            $3,195            $3,299            $3,055



<F*> These funds began operations on September 15, 1998.

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                       S & P 500 INDEX                                MONEY MARKET
                                                        FUND DIVISION                                FUND DIVISION
                                       -------------------------------------------      ---------------------------------------
                                          1998              1997           1996           1998           1997           1996
                                       ----------        ----------     ----------      ---------      ---------      ---------
Investment income<F*>                  $       --        $       --     $       --      $      --      $      --      $      --

Expenses:
  Mortality and expense charges -
    VUL-95                                (81,198)          (59,320)       (38,288)        (6,050)        (7,951)        (8,690)
  Mortality and expense charges -
    VGSP                                  (75,004)          (29,674)       (16,887)       (23,497)       (12,872)       (21,323)
  Mortality and expense charges -
    VUL-100                               (89,773)          (36,234)        (9,712)       (15,324)       (13,566)       (10,113)
  Mortality and expense charges -
    Russell VUL                                 0                 0              0           (183)        (1,626)             0
  Mortality and expense charges -
    VUL-98                                    (50)                0              0           (465)             0              0
  Mortality and expense charges -
    JSVUL-98                                    0                 0              0            (85)             0              0
                                       ----------        ----------     ----------      ---------      ---------      ---------
      Total expenses                     (246,025)         (125,228)       (64,887)       (45,604)       (36,015)       (40,126)
                                       ----------        ----------     ----------      ---------      ---------      ---------

Net investment expense                   (246,025)         (125,228)       (64,887)       (45,604)       (36,015)       (40,126)
                                       ----------        ----------     ----------      ---------      ---------      ---------

Net realized gain on investments:
  Realized gain from distributions      2,339,803           913,559        435,253        263,305        121,801        363,544
  Realized gain (loss) on sales           802,928         1,570,537        244,401        172,314       (48,325)         14,173
                                       ----------        ----------     ----------      ---------      ---------      ---------

     Net realized gain on
       investments:                     3,142,731         2,484,096        679,654        435,619         73,476        377,717
                                       ----------        ----------     ----------      ---------      ---------      ---------

Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
    investments, beginning of period    3,509,114         1,982,215        851,246       (72,985)      (256,852)       (158,740)
  Unrealized gain (loss) on
    investments, end of period          8,332,257         3,509,114      1,982,215      (183,578)       (72,985)       (256,852)
                                       ----------        ----------     ----------      ---------      ---------      ---------

      Net unrealized gain (loss)
        on investments                  4,823,143         1,526,899      1,130,969      (110,593)        183,867        (98,112)
                                       ----------        ----------     ----------      ---------      ---------      ---------

        Net gain on investments         7,965,874         4,010,995      1,810,623        325,026        257,343        279,605
                                       ----------        ----------     ----------      ---------      ---------      ---------

Net increase in net assets
  resulting from operations            $7,719,849        $3,885,767     $1,745,736      $ 279,422      $ 221,328      $ 239,479
                                       ==========        ==========     ==========      =========      =========      =========

<F*>See Note 2C
                                                                                                                    (continued)
See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                               BOND INDEX                             MANAGED EQUITY
                                                              FUND DIVISION                           FUND DIVISION
                                                 ------------------------------------     ------------------------------------
                                                   1998           1997         1996         1998          1997          1996
                                                 --------      ---------    ---------     --------      --------      --------
Investment income<F*>                            $     --      $      --    $      --     $     --      $     --      $     --

Expenses:
  Mortality and expense charges - VUL-95          (19,385)       (14,601)     (11,376)     (23,907)      (20,327)      (16,463)
  Mortality and expense charges - VGSP             (5,292)        (3,943)     (10,234)     (10,512)       (4,370)       (1,751)
  Mortality and expense charges - VUL-100          (8,452)        (4,363)      (1,802)      (5,764)       (4,815)       (1,080)
  Mortality and expense charges - VUL-98               (1)             0            0           (4)            0             0
                                                 --------      ---------    ---------     --------      --------      --------
    Total expenses                                (33,130)       (22,907)     (23,412)     (40,187)      (29,512)      (19,294)
                                                 --------      ---------    ---------     --------      --------      --------

Net investment expense                            (33,130)       (22,907)     (23,412)     (40,187)      (29,512)      (19,294)
                                                 --------      ---------    ---------     --------      --------      --------

Net realized gain (loss) on investments:
  Realized gain from distributions                251,095        165,804      496,106      629,297       251,405       292,621
  Realized gain (loss) on sales                    20,497       (176,276)     (15,797)      71,424        95,532        11,431
                                                 --------      ---------    ---------     --------      --------      --------

     Net realized gain (loss) on investments:     271,592        (10,472)     480,309      700,721       346,937       304,052
                                                 --------      ---------    ---------     --------      --------      --------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                            15,812       (234,659)      19,005      485,000       116,769       (26,912)
  Unrealized gain (loss) on investments,
    end of period                                  79,646         15,812     (234,659)     436,496       485,000       116,769
                                                 --------      ---------    ---------     --------      --------      --------

      Net unrealized gain (loss) on investments    63,834        250,471     (253,664)     (48,504)      368,231       143,681
                                                 --------      ---------    ---------     --------      --------      --------

        Net gain on investments                   335,426        239,999      226,645      652,217       715,168       447,733
                                                 --------      ---------    ---------     --------      --------      --------

Net increase in net assets
  resulting from operations                      $302,296      $ 217,092    $ 203,233     $612,030      $685,656      $428,439
                                                 ========      =========    =========     ========      ========      ========

*See Note 2C
                                                                                                                   (continued)
See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                          ASSET ALLOCATION                         INTERNATIONAL INDEX
                                                           FUND DIVISION                            FUND DIVISION<F*>
                                             --------------------------------------     ----------------------------------------
                                                1998           1997         1996           1998           1997           1996
                                             ----------     ----------   ----------     ----------      ---------       --------
Investment income<F**>                       $       --     $       --   $       --     $       --      $      --       $     --

Expenses:
  Mortality and expense charges - VUL-95        (75,604)       (67,466)     (52,462)       (25,562)       (23,446)       (19,773)
  Mortality and expense charges - VGSP           (9,318)        (7,499)      (5,214)        (8,370)        (5,564)        (3,014)
  Mortality and expense charges - VUL-100       (12,005)        (5,279)      (1,078)       (11,491)        (6,468)        (2,475)
  Mortality and expense charges - VUL-98             (2)             0            0             (3)             0              0
  Mortality and expense charges -
    Seed Money                                        0              0            0        (29,672)       (27,476)       (25,684)
                                             ----------     ----------   ----------     ----------      ---------       --------
    Total expenses                              (96,929)       (80,244)     (58,754)       (75,098)       (62,954)       (50,946)
                                             ----------     ----------   ----------     ----------      ---------       --------

Net investment expense                          (96,929)       (80,244)     (58,754)       (75,098)       (62,954)       (50,946)
                                             ----------     ----------   ----------     ----------      ---------       --------

Net realized gain on investments:
  Realized gain from distributions            1,145,796        311,438      554,498        120,664        220,590        164,186
  Realized gain on sales                        230,635        195,821       36,291        220,991        136,741         43,830
                                             ----------     ----------   ----------     ----------      ---------       --------

     Net realized gain on investments:        1,376,431        507,259      590,789        341,655        357,331        208,016
                                             ----------     ----------   ----------     ----------      ---------       --------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                       1,762,536        657,734      197,823         69,016        268,331         40,286
  Unrealized gain on investments,
    end of period                             2,336,704      1,762,536      657,734      1,297,560         69,016        268,331
                                             ----------     ----------   ----------     ----------      ---------       --------

      Net unrealized gain (loss)
        on investments                          574,168      1,104,802      459,911      1,228,544      (199,315)        228,045
                                             ----------     ----------   ----------     ----------      ---------       --------
        Net gain on investments               1,950,599      1,612,061    1,050,700      1,570,199        158,016        436,061
                                             ----------     ----------   ----------     ----------      ---------       --------

Net increase in net assets
  resulting from operations                  $1,853,670     $1,531,817   $  991,946     $1,495,101       $ 95,062       $385,115
                                             ==========     ==========   ==========     ==========      =========       ========


<F*>This fund was formerly known as the International Equity Fund.
<F**>See Note 2C                                                                                                     (continued)
See accompanying notes to the financial statements.

                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                          STATEMENTS OF OPERATIONS
                                YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                          MID-CAP EQUITY                       SMALL-CAP EQUITY
                                                         FUND DIVISION<F*>                      FUND DIVISION
                                              --------------------------------------      -------------------------
                                                 1998         1997           1996            1998        1997<F***>
                                              ---------    ----------     ----------      ---------      ----------
Investment income<F**>                        $      --    $       --     $       --      $      --      $      --

Expenses:
  Mortality and expense charges - VUL-95        (29,781)      (26,828)       (21,527)        (4,514)          (787)
  Mortality and expense charges - VGSP          (13,465)       (7,567)        (4,349)        (4,623)          (869)
  Mortality and expense charges - VUL-100       (11,694)       (6,142)        (2,084)        (5,535)          (627)
  Mortality and expense charges - VUL-98             (2)            0              0             (2)             0
  Mortality and expense charges - JSVUL-98           (2)            0              0             (2)             0
  Mortality and expense charges -
    Seed Money                                        0             0         (5,213)             0              0
                                              ---------    ----------     ----------      ---------      ---------
    Total expenses                              (54,944)      (40,537)       (33,173)       (14,676)        (2,283)
                                              ---------    ----------     ----------      ---------      ---------

Net investment expense                          (54,944)      (40,537)       (33,173)       (14,676)        (2,283)
                                              ---------    ----------     ----------      ---------      ---------

Net realized gain on investments:
  Realized gain from distributions              208,897       262,603        805,221        112,685        149,353
  Realized gain (loss) on sales                 192,934       188,905        417,832        (67,010)         1,064
                                              ---------    ----------     ----------      ---------      ---------

     Net realized gain on investments:          401,831       451,508      1,223,053         45,675        150,417
                                              ---------    ----------     ----------      ---------      ---------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                         969,578        24,121        464,281       (133,375)             0
  Unrealized gain (loss) on investments,
    end of period                               389,305       969,578         24,121       (414,321)      (133,375)
                                              ---------    ----------     ----------      ---------      ---------

      Net unrealized gain (loss) on
        investments                            (580,273)      945,457       (440,160)      (280,946)      (133,375)
                                              ---------    ----------     ----------      ---------      ---------

        Net gain (loss) on investments         (178,442)    1,396,965        782,893       (235,271)        17,042
                                              ---------    ----------     ----------      ---------      ---------

Net increase (decrease) in net assets
  resulting from operations                   $(233,386)   $1,356,428     $  749,720      $(249,947)     $  14,759
                                              =========    ==========     ==========      =========      =========

<F*>This  fund was formerly known as the Special Equity Fund.
<F**>See Note 2C
<F***>The Small-Cap Equity Fund began operations on May 1, 1997.
                                                                                                         (continued)
See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                            EQUITY INCOME                                GROWTH
                                                            FUND DIVISION                             FUND DIVISION
                                              ----------------------------------------    -------------------------------------
                                                 1998           1997           1996           1998         1997         1996
                                              ----------     ----------     ----------    -----------   ----------   ----------
Investment income:
  Dividend income                             $  247,254     $  186,680     $    9,260    $   116,859   $   94,061   $   21,639

Expenses:
  Mortality and expense charges - VUL-95         (59,688)       (49,108)       (38,120)       (86,045)     (65,287)     (51,026)
  Mortality and expense charges - VGSP           (42,329)       (27,082)       (13,918)       (56,854)     (37,459)     (19,582)
  Mortality and expense charges - VUL-100        (63,128)       (34,605)       (10,210)       (84,948)     (42,613)     (14,179)
  Mortality and expense charges - VUL-98              (9)             0              0            (12)           0            0
  Mortality and expense charges - JSVUL-98            (2)             0              0              0            0            0
                                              ----------     ----------     ----------    -----------   ----------   ----------
    Total expenses                              (165,156)      (110,795)       (62,248)      (227,859)    (145,359)     (84,787)
                                              ----------     ----------     ----------    -----------   ----------   ----------

Net investment income (expense)                   82,098         75,885        (52,988)      (111,000)     (51,298)     (63,148)
                                              ----------     ----------     ----------    -----------   ----------   ----------

Net realized gain on investments:
  Realized gain from distributions               879,933        938,582        265,454      3,056,780      421,033      546,396
  Realized gain on sales                       1,352,865        310,747        130,118      1,016,065      381,175      254,460
                                              ----------     ----------     ----------    -----------   ----------   ----------

     Net realized gain on investments:         2,232,798      1,249,329        395,572      4,072,845      802,208      800,856
                                              ----------     ----------     ----------    -----------   ----------   ----------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                        3,330,524      1,528,943        868,207      4,728,383    2,039,425    1,501,642
  Unrealized gain on investments,
    end of period                              3,031,759      3,330,524      1,528,943     10,185,551    4,728,383    2,039,425
                                              ----------     ----------     ----------    -----------   ----------   ----------

      Net unrealized gain (loss) on
        investments                             (298,765)     1,801,581        660,736      5,457,168    2,688,958      537,783
                                              ----------     ----------     ----------    -----------   ----------   ----------

        Net gain on investments                1,934,033      3,050,910      1,056,308      9,530,013    3,491,166    1,338,639
                                              ----------     ----------     ----------    -----------   ----------   ----------

Net increase in net assets
  resulting from operations                   $2,016,131     $3,126,795     $1,003,320    $ 9,419,013   $3,439,868   $1,275,491
                                              ==========     ==========     ==========    ===========   ==========   ==========

See accompanying notes to the financial statements.                                                                 (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                             OVERSEAS                               ASSET MANAGER
                                                           FUND DIVISION                            FUND DIVISION
                                               -----------------------------------       -----------------------------------
                                                 1998          1997         1996           1998          1997          1996
                                               --------      --------     --------       --------      -------       -------
Investment income:
  Dividend income                              $163,318      $ 98,942     $ 41,332       $ 21,154      $ 9,219       $ 2,632

Expenses:
  Mortality and expense charges - VUL-95        (38,993)      (32,823)     (24,616)          (806)        (219)         (126)
  Mortality and expense charges - VGSP          (20,879)      (15,095)      (8,371)        (1,194)        (597)         (193)
  Mortality and expense charges - VUL-100       (15,142)       (9,246)      (3,542)        (5,819)      (2,776)       (1,031)
  Mortality and expense charges - VUL-98             (1)            0            0             (4)           0             0
  Mortality and expense charges - JSVUL-98           (2)            0            0              0            0             0
                                               --------      --------     --------       --------      -------       -------
    Total expenses                              (75,017)      (57,164)     (36,529)        (7,823)      (3,592)       (1,350)
                                               --------      --------     --------       --------      -------       -------

Net investment income                            88,301        41,778        4,803         13,331        5,627         1,282
                                               --------      --------     --------       --------      -------       -------

Net realized gain on investments:
  Realized gain from distributions              481,359       392,769       45,464         63,464       23,126         2,171
  Realized gain on sales                        205,251        73,551       42,658         11,108       10,620         1,016
                                               --------      --------     --------       --------      -------       -------

     Net realized gain on investments:          686,610       466,320       88,122         74,572       33,746         3,187
                                               --------      --------     --------       --------      -------       -------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                         701,980       639,437      210,998         54,259       19,793         1,779
  Unrealized gain on investments,
    end of period                               898,037       701,980      639,437         93,508       54,259        19,793
                                               --------      --------     --------       --------      -------       -------

      Net unrealized gain on investments        196,057        62,543      428,439         39,249       34,466        18,014
                                               --------      --------     --------       --------      -------       -------

        Net gain on investments                 882,667       528,863      516,561        113,821       68,212        21,201
                                               --------      --------     --------       --------      -------       -------

Net increase in net assets
  resulting from operations                    $970,968      $570,641     $521,364       $127,152      $73,839       $22,483
                                               ========      ========     ========       ========      =======       =======






See accompanying notes to the financial statements.                                                              (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                         HIGH INCOME                       WORLDWIDE HARD ASSETS
                                                        FUND DIVISION                        FUND DIVISION<F*>
                                            ----------------------------------     ----------------------------------
                                               1998         1997         1996        1998          1997        1996
                                            ---------     --------     -------     ---------     --------     -------
Investment income:
  Dividend income                           $ 162,896     $ 91,441     $28,732     $   1,564     $  3,388     $ 1,298

Expenses:
  Mortality and expense charges - VUL-95       (2,432)      (2,255)     (1,639)         (759)        (754)       (389)
  Mortality and expense charges - VGSP         (7,426)      (4,993)     (1,456)         (180)        (186)       (214)
  Mortality and expense charges - VUL-100     (10,806)      (6,583)     (2,645)       (1,123)        (917)       (410)
  Mortality and expense charges - VUL-98           (3)           0           0             0            0           0
  Mortality and expense charges - JSVUL-98         (2)           0           0             0            0           0
                                            ---------     --------     -------     ---------     --------     -------
    Total expenses                            (20,669)     (13,831)     (5,740)       (2,062)      (1,857)     (1,013)
                                            ---------     --------     -------     ---------     --------     -------

Net investment income (expense)               142,227       77,610      22,992          (498)       1,531         285
                                            ---------     --------     -------     ---------     --------     -------

Net realized gain (loss) on investments:
  Realized gain from distributions            103,507       11,302       5,621        38,415        4,590       1,273
  Realized gain (loss) on sales                17,158       17,736        (202)      (23,214)      (1,380)      1,682
                                            ---------     --------     -------     ---------     --------     -------

     Net realized gain on investments:        120,665       29,038       5,419        15,201        3,210       2,955
                                            ---------     --------     -------     ---------     --------     -------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                       220,773       57,062       2,337       (10,760)       3,346         370
  Unrealized gain (loss) on investments,
    end of period                            (198,858)     220,773      57,062      (115,608)     (10,760)      3,346
                                            ---------     --------     -------     ---------     --------     -------

      Net unrealized gain (loss) on
        investments                          (419,631)     163,711      54,725      (104,848)     (14,106)      2,976
                                            ---------     --------     -------     ---------     --------     -------

        Net gain (loss) on investments       (298,966)     192,749      60,144       (89,647)     (10,896)      5,931
                                            ---------     --------     -------     ---------     --------     -------

Net increase (decrease) in net assets
  resulting from operations                 $(156,739)    $270,359     $83,136     $ (90,145)    $ (9,365)    $ 6,216
                                            =========     ========     =======     =========     ========     =======


<F*>This fund was formerly known as the Gold & Natural Resources Fund.

See accompanying notes to the financial statements.                                                       (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                       PERIOD AND YEARS ENDED DECEMBER 31, 1998, AND 1997
                                                  WORLDWIDE
                                               EMERGING MARKETS              MULTI-STYLE EQUITY               CORE BOND
                                                FUND DIVISION                FUND DIVISION <F**>           FUND DIVISION<F**>
                                               ----------------          -------------------------       ----------------------
                                                  1998<F*>                  1998             1997         1998           1997
                                                  --------               ----------        -------       --------       -------
Investment income                                   $  0                 $   34,444        $   599       $157,233       $ 2,483

Expenses:
  Mortality and expense charges - VUL-95               0                       (344)             0            (84)            0
  Mortality and expense charges - VGSP                 0                    (27,236)          (996)       (17,465)         (408)
  Mortality and expense charges - VUL-100              0                       (164)             0            (20)            0
  Mortality and expense charges - Russell VUL          0                    (12,992)        (1,582)        (6,579)       (1,146)
  Mortality and expense charges - VUL-98              (2)                       (20)             0             (2)            0
  Mortality and expense charges - JSVUL-98             0                         (4)             0             (2)            0
                                                    ----                 ----------        -------       --------       -------
    Total expenses                                    (2)                   (40,760)        (2,578)       (24,152)       (1,554)
                                                    ----                 ----------        -------       --------       -------

Net investment income (expense)                       (2)                    (6,316)        (1,979)       133,081           929
                                                    ----                 ----------        -------       --------       -------

Net realized gain on investments:
  Realized gain from distributions                     0                     72,664              0          8,034             0
  Realized gain on sales                               0                     66,462          5,224         27,645           705
                                                    ----                 ----------        -------       --------       -------

     Net realized gain on investments:                 0                    139,126          5,224         35,679           705
                                                    ----                 ----------        -------       --------       -------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                                0                      1,553              0         27,482             0
  Unrealized gain on investments,
    end of period                                    143                  1,504,566          1,553         99,544        27,482
                                                    ----                 ----------        -------       --------       -------

      Net unrealized gain on investments             143                  1,503,013          1,553         72,062        27,482
                                                    ----                 ----------        -------       --------       -------

        Net gain on investments                      143                  1,642,139          6,777        107,741        28,187
                                                    ----                 ----------        -------       --------       -------

Net increase in net assets
  resulting from operations                         $141                 $1,635,823        $ 4,798       $240,822       $29,116
                                                    ====                 ==========        =======       ========       =======


<F*>The Worldwide Emerging Markets Fund began operations on September 15, 1998.
<F**>The Multi-Style Equity Fund and the Core Bond Fund began operations on January 2, 1997.                        (continued)

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                             YEARS ENDED DECEMBER 31, 1998, AND 1997

                                                          AGGRESSIVE EQUITY                               NON-US
                                                          FUND DIVISION <F*>                         FUND DIVISION <F*>
                                                    -----------------------------               ---------------------------
                                                      1998                 1997                   1998               1997
                                                    --------              -------               --------           --------
Investment income:
  Dividend income                                   $  3,204              $    23               $ 18,758           $      0

Expenses:
  Mortality and expense charges - VUL-95                (233)                   0                   (207)                 0
  Mortality and expense charges - VGSP                (9,648)                (505)                (9,418)              (496)
  Mortality and expense charges - VUL-100                (47)                   0                    (21)                 0
  Mortality and expense charges - Russell VUL         (5,729)                (682)                (3,734)              (649)
  Mortality and expense charges - VUL-98                 (18)                   0                     (3)                 0
  Mortality and expense charges - JSVUL-98                 0                    0                     (2)                 0
                                                    --------              -------               --------           --------
    Total expenses                                   (15,675)              (1,187)               (13,385)            (1,145)
                                                    --------              -------               --------           --------

Net investment income (expense)                      (12,471)              (1,164)                 5,373             (1,145)
                                                    --------              -------               --------           --------

Net realized gain (loss) on investments:
  Realized gain from distributions                   103,600                    0                  5,331                  0
  Realized gain (loss) on sales                      (61,039)               2,158                (18,787)                78
                                                    --------              -------               --------           --------

     Net realized gain (loss) on investments:         42,561                2,158                (13,456)                78
                                                    --------              -------               --------           --------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                               23,627                    0                (57,317)                 0
  Unrealized gain (loss) on investments,
    end of period                                    (22,415)              23,627                160,666            (57,317)
                                                    --------              -------               --------           --------

      Net unrealized gain (loss) on investments      (46,042)              23,627                217,983            (57,317)
                                                    --------              -------               --------           --------

        Net gain (loss) on investments                (3,481)              25,785                204,527            (57,239)
                                                    --------              -------               --------           --------

Net increase (decrease) in net assets
  resulting from operations                         $(15,952)             $24,621               $209,900           $(58,384)
                                                    ========              =======               ========           ========

<F*> The Aggressive Equity Fund and the Non-US Fund began operations on January 2, 1997.

See accompanying notes to the financial statements.                                                             (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                                 PERIOD ENDED DECEMBER 31, 1998
                                                                  INCOME & GROWTH           INTERNATIONAL              VALUE
                                                                   FUND DIVISION            FUND DIVISION          FUND DIVISION
                                                                  ---------------           -------------          -------------
                                                                      1998<F*>                 1998<F*>               1998<F*>
                                                                  ---------------           -------------          -------------
Investment income:
  Dividend income                                                      $ 35                     $ 0                    $ 0

Expenses:
  Mortality and expense charges - VUL -98                                (3)                      0                     (1)
                                                                       ----                     ---                    ---
    Total expenses                                                       (3)                      0                     (1)
                                                                       ----                     ---                    ---

Net investment income (expense)                                          32                       0                     (1)
                                                                       ----                     ---                    ---

Net realized gain on investments:
  Realized gain on sales                                                 12                       5                      0
                                                                       ----                     ---                    ---

     Net realized gain on investments:                                   12                       5                      0
                                                                       ----                     ---                    ---

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                                                   0                       0                      0
  Unrealized gain on investments,
    end of period                                                       471                      45                     85
                                                                       ----                     ---                    ---

      Net unrealized gain on investments                                471                      45                     85
                                                                       ----                     ---                    ---

        Net gain on investments                                         483                      50                     85
                                                                       ----                     ---                    ---

Net increase in net assets
  resulting from operations                                            $515                     $50                    $84
                                                                       ====                     ===                    ===

<F*> The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.      (continued)


See accompanying notes to the financial statements.

                               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                      STATEMENTS OF OPERATIONS
                                   PERIOD ENDED DECEMBER 31, 1998
                                                                  BOND PORTFOLIO           SMALL COMPANY
                                                                  FUND DIVISION            FUND DIVISION
                                                                  --------------           -------------
                                                                      1998<F*>                1998<F*>
                                                                  --------------           -------------
Investment income:
  Dividend income                                                      $ 0                    $  4

Expenses:
  Mortality and expense charges - VUL -98                               (1)                     (4)
                                                                       ---                    ----
    Total expenses                                                      (1)                     (4)
                                                                       ---                    ----

Net investment income (expense)                                         (1)                      0
                                                                       ---                    ----

Net realized gain on investments:
  Realized gain from distributions                                       0                      71
  Realized gain on sales                                                 0                       9
                                                                       ---                    ----

    Net realized gain on investments:                                    0                      80
                                                                       ---                    ----

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                                                  0                       0
  Unrealized gain on investments,
    end of period                                                        3                     187
                                                                       ---                    ----

      Net unrealized gain on investments                                 3                     187
                                                                       ---                    ----

        Net gain on investments                                          3                     267
                                                                       ---                    ----

Net increase in net assets
  resulting from operations                                            $ 2                    $267
                                                                       ===                    ====

<F*> The Bond Portfolio Fund and Small Company Portfolio Fund began operations on September 15, 1998.

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                          S & P 500 INDEX                              MONEY MARKET
                                                           FUND DIVISION                               FUND DIVISION
                                              ---------------------------------------   ---------------------------------------
                                                  1998          1997          1996          1998           1997         1996
                                              -----------   -----------   -----------   -----------    ----------    ----------
Operations:
  Net investment expense                      $  (246,025)  $  (125,228)  $   (64,887)  $   (45,604)   $  (36,015)   $  (40,126)
  Net realized gain on investments              3,142,731     2,484,096       679,654       435,619        73,476       377,717
  Net unrealized gain (loss) on investments     4,823,143     1,526,899     1,130,969      (110,593)      183,867       (98,112)
                                              -----------   -----------   -----------   -----------    ----------    ----------

    Net increase in net assets
      resulting from operations                 7,719,849     3,885,767     1,745,736       279,422       221,328       239,479

  Net deposits into (deductions from)
      Separate Account                         14,119,467     2,209,424     8,067,322    (2,860,090)      932,501     3,557,381
                                              -----------   -----------   -----------   -----------    ----------    ----------

    Increase (decrease) in net assets          21,839,316     6,095,191     9,813,058    (2,580,668)    1,153,829     3,796,860
  Net assets, beginning of period              20,578,323    14,483,132     4,670,074     9,316,255     8,162,426     4,365,566
                                              -----------   -----------   -----------   -----------    ----------    ----------

  Net assets, end of period                   $42,417,639   $20,578,323   $14,483,132   $ 6,735,587    $9,316,255    $8,162,426
                                              ===========   ===========   ===========   ===========    ==========    ==========

See accompanying notes to the financial statements.                                                                 (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                            BOND INDEX                              MANAGED EQUITY
                                                           FUND DIVISION                            FUND DIVISION
                                              --------------------------------------    --------------------------------------
                                                  1998          1997         1996          1998          1997         1996
                                              ----------    -----------   ----------    ----------    ----------    ----------
Operations:
  Net investment expense                      $  (33,130)   $   (22,907)  $  (23,412)   $  (40,187)   $  (29,512)   $  (19,294)
  Net realized gain (loss) on investments        271,592        (10,472)     480,309       700,721       346,937       304,052
  Net unrealized gain (loss) on investments       63,834        250,471     (253,664)      (48,504)      368,231       143,681
                                              ----------    -----------   ----------    ----------    ----------    ----------

    Net increase in net assets
      resulting from operations                  302,296        217,092      203,233       612,030       685,656       428,439

  Net deposits into (deductions from)
      Separate Account                         1,356,281     (3,532,130)   5,128,242       679,065       779,803       436,005
                                              ----------    -----------   ----------    ----------    ----------    ----------

    Increase (decrease)  in net assets         1,658,577     (3,315,038)   5,331,475     1,291,095     1,465,459       864,444
  Net assets, beginning of period              3,448,544      6,763,582    1,432,107     4,235,315     2,769,856     1,905,412
                                              ----------    -----------   ----------    ----------    ----------    ----------

  Net assets, end of period                   $5,107,121    $ 3,448,544   $6,763,582    $5,526,410    $4,235,315    $2,769,856
                                              ==========    ===========   ==========    ==========    ==========    ==========


See accompanying notes to the financial statements.                                                                (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                          ASSET ALLOCATION                       INTERNATIONAL INDEX
                                                           FUND DIVISION                            FUND DIVISION<F*>
                                              --------------------------------------    -------------------------------------
                                                  1998          1997         1996          1998          1997         1996
                                              -----------   -----------   ----------    ----------    ----------   ----------
Operations:
  Net investment expense                      $   (96,929)  $   (80,244)  $  (58,754)   $  (75,098)   $  (62,954)  $  (50,946)
  Net realized gain on investments              1,376,431       507,259      590,789       341,655       357,331      208,016
  Net unrealized gain (loss) on investments       574,168     1,104,802      459,911     1,228,544      (199,315)     228,045
                                              -----------   -----------   ----------    ----------    ----------   ----------

    Net increase in net assets
      resulting from operations                 1,853,670     1,531,817      991,946     1,495,101        95,062      385,115

  Net deposits into
      Separate Account                          1,102,997       909,812    1,086,684       557,433       979,833    1,016,960
                                              -----------   -----------   ----------    ----------    ----------   ----------

    Increase in net assets                      2,956,667     2,441,629    2,078,630     2,052,534     1,074,895    1,402,075
  Net assets, beginning of period              10,476,305     8,034,676    5,956,046     7,864,293     6,789,398    5,387,323
                                              -----------   -----------   ----------    ----------    ----------   ----------

  Net assets, end of period                   $13,432,972   $10,476,305   $8,034,676    $9,916,827    $7,864,293   $6,789,398
                                              ===========   ===========   ==========    ==========    ==========   ==========



<F*>This fund was formerly known as the International Equity Fund.

See accompanying notes to the financial statements.                                                               (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                            MID-CAP EQUITY                              SMALL-CAP EQUITY
                                                          FUND DIVISION<F*>                               FUND DIVISION
                                              ----------------------------------------              ------------------------
                                                 1998           1997           1996                    1998        1997<F**>
                                              ----------     ----------     ----------              ----------    ----------
Operations:
  Net investment expense                      $  (54,944)    $  (40,537)    $  (33,173)             $  (14,676)   $   (2,283)
  Net realized gain on investments               401,831        451,508      1,223,053                  45,675       150,417
  Net unrealized gain (loss) on investments     (580,273)       945,457       (440,160)               (280,946)     (133,375)
                                              ----------     ----------     ----------              ----------    ----------

    Net increase (decrease) in net assets
      resulting from operations                 (233,386)     1,356,428        749,720                (249,947)       14,759

  Net deposits into (deductions from)
      Separate Account                         1,376,768        793,111       (860,933)              1,480,805     1,129,095
                                              ----------     ----------     ----------              ----------    ----------

    Increase (decrease) in net assets          1,143,382      2,149,539       (111,213)              1,230,858     1,143,854
  Net assets, beginning of period              6,234,716      4,085,177      4,196,390               1,143,854             0
                                              ----------     ----------     ----------              ----------    ----------

  Net assets, end of period                   $7,378,098     $6,234,716     $4,085,177              $2,374,712    $1,143,854
                                              ==========     ==========     ==========              ==========    ==========

<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.

See accompanying notes to the financial statements.                                                              (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                            EQUITY INCOME                                GROWTH
                                                            FUND DIVISION                             FUND DIVISION
                                              ---------------------------------------   -------------------------------------
                                                  1998          1997          1996          1998          1997        1996
                                              -----------   -----------   -----------   -----------   -----------  ----------
Operations:
  Net investment income (expense)             $    82,098   $    75,885   $   (52,988)  $  (111,000)  $   (51,298) $   (63,148)
  Net realized gain on investments              2,232,798     1,249,329       395,572     4,072,845       802,208      800,856
  Net unrealized gain (loss) on investments      (298,765)    1,801,581       660,736     5,457,168     2,688,958      537,783
                                              -----------   -----------   -----------   -----------   -----------  -----------

    Net increase in net assets
      resulting from operations                 2,016,131     3,126,795     1,003,320     9,419,013     3,439,868    1,275,491

  Net deposits into
      Separate Account                          1,818,144     3,516,214     3,869,404     3,631,816     5,418,111    4,760,220
                                              -----------   -----------   -----------   -----------   -----------  -----------

    Increase in net assets                      3,834,275     6,643,009     4,872,724    13,050,829     8,857,979    6,035,711
  Net assets, beginning of period              16,995,817    10,352,808     5,480,084    22,228,591    13,370,612    7,334,901
                                              -----------   -----------   -----------   -----------   -----------  -----------

  Net assets, end of period                   $20,830,092   $16,995,817   $10,352,808   $35,279,420   $22,228,591  $13,370,612
                                              ===========   ===========   ===========   ===========   ===========  ===========


See accompanying notes to the financial statements.                                                                (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                           OVERSEAS                                    ASSET MANAGER
                                                        FUND DIVISION                                  FUND DIVISION
                                           ----------------------------------------     ---------------------------------------
                                              1998           1997           1996           1998            1997          1996
                                           ----------     ----------     ----------     ----------       --------      --------
Operations:
  Net investment income                    $   88,301     $   41,778     $    4,803     $   13,331       $  5,627      $  1,282
  Net realized gain on investments            686,610        466,320         88,122         74,572         33,746         3,187
  Net unrealized gain on investments          196,057         62,543        428,439         39,249         34,466        18,014
                                           ----------     ----------     ----------     ----------       --------      --------

    Net increase in net assets
      resulting from operations               970,968        570,641        521,364        127,152         73,839        22,483

  Net deposits into
      Separate Account                        830,006      2,154,913      1,491,289        531,902        227,154       202,863
                                           ----------     ----------     ----------     ----------       --------      --------

    Increase in net assets                  1,800,974      2,725,554      2,012,653        659,054        300,993       225,346
  Net assets, beginning of period           8,171,484      5,445,930      3,433,277        577,457        276,464        51,118
                                           ----------     ----------     ----------     ----------       --------      --------
Net assets, end of period                  $9,972,458     $8,171,484     $5,445,930     $1,236,511       $577,457      $276,464
                                           ==========     ==========     ==========     ==========       ========      ========



See accompanying notes to the financial statements.                                                                 (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                           HIGH INCOME                               WORLDWIDE HARD ASSETS
                                                          FUND DIVISION                                FUND DIVISION<F*>
                                             ----------------------------------------     ---------------------------------------
                                                1998           1997           1996           1998            1997          1996
                                             ----------     ----------     ----------     ---------        --------      --------
Operations:
  Net investment income (expense)            $  142,227     $   77,610     $   22,992     $    (498)       $  1,531      $    285
  Net realized gain on investments              120,665         29,038          5,419        15,201           3,210         2,955
  Net unrealized gain (loss) on investments    (419,631)       163,711         54,725      (104,848)        (14,106)        2,976
                                             ----------     ----------     ----------     ---------        --------      --------

    Net increase (decrease) in net assets
      resulting from operations                (156,739)       270,359         83,136       (90,145)         (9,365)        6,216

  Net deposits into
      Separate Account                          970,866        711,529        904,946        41,428          92,851       170,306
                                             ----------     ----------     ----------     ---------        --------      --------

    Increase (decrease) in net assets           814,127        981,888        988,082       (48,717)         83,486       176,522
  Net assets, beginning of period             2,172,919      1,191,031        202,949       269,805         186,319         9,797
                                             ----------     ----------     ----------     ---------        --------      --------

  Net assets, end of period                  $2,987,046     $2,172,919     $1,191,031     $ 221,088        $269,805      $186,319
                                             ==========     ==========     ==========     =========        ========      ========


<F*>This fund was formerly known as the Gold & Natural Resources Fund.


See accompanying notes to the financial statements.                                                                   (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF CHANGES IN NET ASSETS
                                        PERIOD AND YEARS ENDED DECEMBER 31, 1998 AND 1997
                                         WORLDWIDE
                                      EMERGING MARKETS                  MULTI-STYLE EQUITY                     CORE BOND
                                       FUND DIVISION                    FUND DIVISION<F**>                FUND DIVISION<F**>
                                      ----------------          --------------------------------        -----------------------
                                         1998<F*>                   1998                 1997              1998         1997
                                         --------               -----------           ----------        ----------   ----------
Operations:
  Net investment income (expense)         $   (2)               $    (6,316)          $   (1,979)       $  133,081   $      929
  Net realized gain on investments             0                    139,126                5,224            35,679          705
  Net unrealized gain on investments         143                  1,503,013                1,553            72,062       27,482
                                         -------                -----------           ----------        ----------   ----------

    Net increase in net assets
      resulting from operations              141                  1,635,823                4,798           240,822       29,116

  Net deposits into
      Separate Account                     1,700                  7,540,459            2,534,482         5,262,341    1,125,291
                                         -------                -----------           ----------        ----------   ----------

    Increase in net assets                 1,841                  9,176,282            2,539,280         5,503,163    1,154,407
  Net assets, beginning of period              0                  2,539,280                    0         1,154,407            0
                                         -------                -----------           ----------        ----------   ----------

  Net assets, end of period               $1,841                $11,715,562           $2,539,280        $6,657,570   $1,154,407
                                         =======                ===========           ==========        ==========   ==========


<F*> The Worldwide Emerging Markets Fund began operations on September 15,1998.
<F**> The Multi-Style Equity Fund, and Core Bond Fund began operations on January 2, 1997.

See accompanying notes to the financial statements.                                                                 (continued)

                                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                    STATEMENTS OF CHANGES IN NET ASSETS
                                   YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                      AGGRESSIVE EQUITY                       NON-US
                                                      FUND DIVISION<F*>                   FUND DIVISION<F*>
                                                ----------------------------        ---------------------------
                                                   1998              1997              1998              1997
                                                ----------        ----------        ----------         --------
Operations:
  Net investment income (expense)               $  (12,471)       $   (1,164)       $    5,373         $ (1,145)
  Net realized gain (loss) on investments           42,561             2,158           (13,456)              78
  Net unrealized gain (loss) on investments        (46,042)           23,627           217,983          (57,317)
                                                ----------        ----------        ----------         --------

    Net increase (decrease) in net assets
      resulting from operations                    (15,952)           24,621           209,900          (58,384)

  Net deposits into
      Separate Account                           2,627,723         1,320,804         2,418,138          842,227
                                                ----------        ----------        ----------         --------

    Increase in net assets                       2,611,771         1,345,425         2,628,038          783,843
  Net assets, beginning of period                1,345,425                 0           783,843                0
                                                ----------        ----------        ----------         --------

  Net assets, end of period                     $3,957,196        $1,345,425        $3,411,881         $783,843
                                                ==========        ==========        ==========         ========


<F*> The  Aggressive Equity Fund and Non-U.S. Fund began operations on January 2, 1997.


See accompanying notes to the financial statements.                                                 (continued)

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                          PERIOD ENDED DECEMBER 31, 1998
                                                                INCOME & GROWTH            INTERNATIONAL              VALUE
                                                                 FUND DIVISION             FUND DIVISION          FUND DIVISION
                                                                ---------------            -------------          -------------
                                                                    1998<F*>                  1998<F*>               1998<F*>
                                                                    --------                  --------               --------

Operations:
  Net investment income (expense)                                    $   32                    $  0                  $   (1)
  Net realized gain on investments                                       12                       5                       0
  Net unrealized gain on investments                                    471                      45                      85
                                                                     ------                    ----                  ------

    Net increase in net assets
      resulting from operations                                         515                      50                      84

  Net deposits into
      Separate Account                                                6,845                     853                   3,786
                                                                     ------                    ----                  ------

    Increase in net assets                                            7,360                     903                   3,870
  Net assets, beginning of period                                         0                       0                       0
                                                                     ------                    ----                  ------

  Net assets, end of period                                          $7,360                    $903                  $3,870
                                                                     ======                    ====                  ======


<F*> The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.


See accompanying notes to the financial statements.                                                             (continued)

                          GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                            STATEMENTS OF CHANGES IN NET ASSETS
                              PERIOD ENDED DECEMBER 31, 1998
                                                                 BOND PORTFOLIO          SMALL COMPANY
                                                                 FUND DIVISION           FUND DIVISION
                                                                 --------------          -------------
                                                                    1998<F*>                1998<F*>
                                                                    --------                --------
Operations:
  Net investment income (expense)                                    $   (1)                 $    0
  Net realized gain on investments                                        0                      80
  Net unrealized gain on investments                                      3                     187
                                                                     ------                  ------
    Net increase in net assets
      resulting from operations                                           2                     267

  Net deposits into
      Separate Account                                                3,299                   2,922
                                                                     ------                  ------

    Increase in net assets                                            3,301                   3,189
  Net assets, beginning of period                                         0                       0
                                                                     ------                  ------

  Net assets, end of period                                          $3,301                  $3,189
                                                                     ======                  ======


<F*> The Bond Portfolio Fund and Small Company Fund began operations on September 15, 1998.


See accompanying notes to the financial statements.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998

NOTE 1 - ORGANIZATION

General American Separate Account Eleven (the Separate Account) commenced operations on September 15, 1987 and is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account offers six products: Variable Universal Life (VUL-95), Variable General Select Plus (VGSP), Variable Universal Life (VUL-100), Russell Variable Universal Life (Russell VUL) Variable Universal Life (VUL-98), and Joint and Survivor Universal Life (JSVUL-
98) that receive and invest net premiums for flexible premium variable life insurance policies that are issued by General American Life Insurance Company (General American). The Separate Account is divided into twenty-four Divisions. Each Division invests exclusively in shares of a single Fund of either General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, Inc. or J.P. Morgan Series Trust II which are open-end, diversified management companies. The Funds of the General American Capital Company, sponsored by General American, are the S & P 500 Index (formerly Equity Index), Money Market, Bond Index, Managed Equity, Asset Allocation, International Index (formerly International Equity), Mid-Cap Equity (formerly Special Equity), and the Small-Cap Equity Fund Divisions. The Funds of the Variable Insurance Products Fund, managed by Fidelity Management & Research Company, are the Equity Income, Growth, Overseas, and the High Income Fund Divisions. The Funds of the Variable Insurance Products Fund II, managed by Fidelity Management and Research Company is the Asset Manager Fund. The Funds of the Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation, are the Worldwide Hard Assets Fund, formerly known as the Gold and Natural Resources Fund and the Worldwide Emerging Markets Fund Divisions. The Funds of the Russell Variable Insurance Product, managed by Frank Russell Investment Management Company are the Multi-style Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions. The Funds of the American Century Variable Portfolios, Inc. managed by American Century Investments are the Income & Growth, International, and Value Fund Divisions. The Funds of the J.P. Morgan Trust II, managed by J.P. Morgan Investment Management, Inc. are the Bond Portfolio and Small Company Portfolio Fund Divisions. Policyholders have the option of directing their premium payments into one or all of the Funds as well as into the general account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.   Investments

     The Separate Accounts' investments in the twenty-four Funds are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Portfolios, and J.P. Morgan Series Trust II. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

B.   Federal Income Taxes

     Under current federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no federal income tax expense has been provided.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998

C.   Distribution of Income and Realized Capital Gains

     General American Capital Company follows the federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized gains are deemed to be passed through to the Separate Account. As a result, General American Capital Company does not pay any dividends or capital gain distributions. During December of each year, accumulated investment income and capital gains of the underlying Capital Company Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account. The Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, and J.P. Morgan Series Trust II intend to pay out all of their net investment income and net realized capital gains each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

D.   Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3 - POLICY CHARGES

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

Prior to the allocation of net premiums among General American's general account and the Fund Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

     Sales Charge:  A sales charge equal to 6% is deducted from each
     -------------
     VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-98 and JSVUL-98 premium paid. The sales charge is 5% on all premiums in policy years two to twelve, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. No sales charge is deducted from VUL-100 premiums.

     Premium Taxes:  Various state and political subdivisions impose a
     --------------
     tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL premium, and the actual tax rate for VUL-98 and JSVUL-98 is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 premiums and a 1.3% deduction is taken from VUL-98 and JSVUL-98 to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998


     Administrative Charge:  General American has responsibility for
     ----------------------
     the administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP and Russell VUL contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-98 and JSVUL-98 contracts.

     Insurance Underwriting and Acquisition Expense Charge:  An
     ------------------------------------------------------
     additional administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month multiplied by the face amount divided by 1,000. For VUL-100, the charge during the first 12 policy months is $0.16 per month multiplied by the face amount divided by 1,000, and in all policy years thereafter, the charge is $0.01 per month multiplied by the face amount divided by 1,000. For VUL-98 and JSVUL-98, there is a charge per $1,000 of face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount.

     Cost of Insurance:  The cost of insurance is deducted on each
     ------------------
     monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost
     varies for each policy month.   The cost of insurance is
     determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

     Optional Rider Benefits Charge:  This monthly deduction includes
     -------------------------------
     charges for any additional benefits provided by rider.

     Contingent Deferred Sales Charge:  During the first ten policy
     ---------------------------------
     years for VUL-95, VGSP, and Russell VUL, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a Policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place. For VUL-98 and JSVUL-98, the charge is bases on the annual target premium, rather than the premiums actually received by General American.

Mortality and Expense Charge:  In addition to the above charges, a daily
-----------------------------
charge is made at the separate account level for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100, .001366% for Russell VUL,
and .0015027% for VUL-98 and JSVUL-98 of the net assets of each division of the Separate Account, which equals an annual rate of .85%, .70%,
 .90%, and .50% for VUL-95, VGSP, VUL-100, and Russell VUL, respectively. VUL-95, VGSP, VUL-100, Russell VUL, VUL-98, and JSVUL-98 mortality and expense charges for 1998 were $485,265, $342,710, $341,256, $29,217,
$610, and $103 respectively. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998


NOTE 4 - INVESTMENT OBJECTIVES, MANAGER CHANGES AND NEW DIVISIONS

Effective April 30, 1998, the four divisions of the Frank Russell funds became available for Variable Universal Life (VUL-95) and Variable Universal Life (VUL 100).

On September 15, 1998, six new divisions and two new products - VUL-98 and JSVUL-98- were added to Separate Account Eleven. Three of the new divisions are the Income & Growth Fund, the International Fund, and the Value Fund. The underlying funds in these divisions are offered by American Century Variable Portfolios and managed by American Century Investments. Two of the new divisions are the Bond Portfolio Fund and the Small Company Portfolio Fund. The underlying funds in these divisions are offered by J.P. Morgan Trust II and managed by J.P. Morgan Investment Management, Inc. The Worldwide Emerging Markets Fund Division is offered by Van Eck World Wide Insurance Trust and managed by Van Eck Associates Corporation. The investment objectives of each of these new divisions are as follows:

Income & Growth Fund - To provide dividend growth, current income and
----------------------
capital appreciation by investing in common stocks.

International Fund - To provide capital growth by investing primarily in
--------------------
an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation.

Value Fund - To provide long-term capital growth by investing in
------------
securities that management believes to be undervalued at the time of purchase.

Bond Portfolio Fund - To provide a high total return consistent with
---------------------
moderate risk of capital and maintenance of liquidity.

Small Company Portfolio Fund - To provide a high total return from a
------------------------------
portfolio of equity securities of small companies.

Worldwide Emerging Markets Fund - To provide long-term capital
---------------------------------
appreciation by investing primarily in equity securities in emerging markets around the world.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998

NOTE 5 - PURCHASES AND SALES

During the year ended December 31, 1998, purchases including net realized gain and income from distribution and proceeds from sales of General American Capital Company shares were as follows:

             S & P 500        MONEY        BOND        MANAGED      ASSET     INTERNATIONAL   MID-CAP     SMALL-CAP
               INDEX         MARKET       INDEX        EQUITY     ALLOCATION      INDEX        EQUITY       EQUITY
                FUND          FUND         FUND         FUND         FUND          FUND         FUND         FUND
            -----------   -----------   ----------   ----------   ----------  -------------  ----------   ----------
Purchases   $18,469,826   $20,036,397   $2,141,069   $1,695,877   $3,103,776    $1,578,136   $2,442,172   $2,117,064
            ===========   ===========   ==========   ==========   ==========    ==========   ==========   ==========
Sales       $ 2,233,339   $22,070,433   $  563,458   $  435,629   $1,122,310    $  971,133   $  908,673   $  546,287
            ===========   ===========   ==========   ==========   ==========    ==========   ==========   ==========

During the year ended December 31, 1998, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund Shares were as follows:

               EQUITY INCOME         GROWTH        OVERSEAS      HIGH INCOME
                   FUND               FUND           FUND           FUND
               -------------       ----------     ----------     -----------
Purchases        $6,725,295        $8,723,428     $2,579,014     $1,473,742
                 ==========        ==========     ==========     ==========
Sales            $3,888,692        $2,121,095     $1,183,520     $  258,517
                 ==========        ==========     ==========     ==========

During the year ended December 31, 1998, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund II shares were as follows:

                 ASSET MANAGER
                     FUND
                 -------------
Purchases          $783,396
                   ========
Sales              $176,264
                   ========

During the year ended December 31, 1998, purchases (including dividend reinvestment) and proceeds from sales of Van Eck Worldwide Insurance Trust shares were as follows:

                   WORLDWIDE         WORLDWIDE
                  HARD ASSETS         EMERGING
                     FUND           MARKETS FUND
                  -----------       ------------
Purchases          $136,801            $1,752
                   ========            ======
Sales              $ 57,789            $    0
                   ========            ======

During the year ended December 31, 1998, purchases (including dividend reinvestment) and proceeds from sales of Russell Insurance Funds shares were as follows:

                MULTI-STYLE     CORE BOND     AGGRESSIVE      NON-US
                EQUITY FUND       FUND        EQUITY FUND      FUND
                -----------     ----------    -----------   ----------
Purchases        $7,820,204     $6,175,126     $3,470,242   $2,872,232
                 ==========     ==========     ==========   ==========
Sales            $  526,483     $  992,063     $  736,562   $  437,304
                 ==========     ==========     ==========   ==========

During the period ended December 31, 1998, purchases (including dividend reinvestment) and proceeds from sales of American Century Variable Portfolios shares were as follows:

                    INCOME      INTERNATIONAL
                & GROWTH FUND        FUND       VALUE FUND
                -------------   -------------   ----------
Purchases           $7,129           $920         $3,195
                    ======           ====         ======
Sales               $  191           $ 66         $    0
                    ======           ====         ======

During the period ended December 31, 1998, purchases (including dividend reinvestment) and proceeds from sales of J.P. Morgan Series Trust II shares were as follows:

                                     SMALL
                 BOND PORTFOLIO     COMPANY
                      FUND       PORTFOLIO FUND
                 --------------  --------------
Purchases            $3,303         $3,357
                     ======         ======
Sales                $    3         $  309
                     ======         ======

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997, and 1996:

                                                          S & P 500 INDEX                              MONEY MARKET
                                                           FUND DIVISION                               FUND DIVISION
                                               -------------------------------------     ----------------------------------------

                                                 1998           1997           1996         1998            1997          1996
                                               -------        -------        -------     ----------       --------     ----------
Variable Universal Life - 95:
  Deposits                                      53,610         70,404         56,960         63,693         98,719         52,946
  Withdrawals                                  (44,959)       (29,686)       (32,408)       (66,600)      (110,821)       (79,319)
  Outstanding units, beginning of year         236,305        195,587        171,035         46,703         58,805         85,178
                                               -------        -------        -------     ----------       --------     ----------

  Outstanding units, end of year               244,956        236,305        195,587         43,796         46,703         58,805
                                               =======        =======        =======     ==========       ========     ==========

Variable General Select Plus:
  Deposits                                     313,540        146,632        376,931      1,380,901        942,448      1,489,642
  Withdrawals                                  (55,730)      (305,772)       (16,019)    (1,744,430)      (900,950)    (1,173,354)
  Outstanding units, beginning of year         248,494        407,634         46,722        535,853        494,355        178,067
                                               -------        -------        -------     ----------       --------     ----------

  Outstanding units, end of year               506,304        248,494        407,634        172,324        535,853        494,355
                                               =======        =======        =======     ==========       ========     ==========


Variable Universal Life - 100:
  Deposits                                     384,015        212,106        151,173        825,392        738,912        729,350
  Withdrawals                                  (89,826)       (41,462)       (42,505)      (824,924)      (707,676)      (698,266)
  Outstanding units, beginning of year         292,865        122,221         13,553        166,128        134,892        103,808
                                               -------        -------        -------     ----------       --------     ----------

  Outstanding units, end of year               587,054        292,865        122,221        166,596        166,128        134,892
                                               =======        =======        =======     ==========       ========     ==========


Russell Variable Universal Life: <F*>
  Deposits                                                                                   36,281        435,785
  Withdrawals                                                                               (44,828)      (427,238)
  Outstanding units, beginning of period                                                      8,547              0
                                                                                         ----------       --------

  Outstanding units, end of period                                                                0          8,547
                                                                                         ==========       ========




<F*>The Russell Variable Universal Life product was introduced in 1997, and the first
deposit was received on May 6, 1997.                                                                                   (continued)


The following is a summary of the accumulation unit activity for the year ended December 31, 1998:

                                                          S & P 500 INDEX                MONEY MARKET
                                                           FUND DIVISION                 FUND DIVISION
                                                          ---------------                -------------

                                                                1998                         1998
                                                               ------                       -------
Variable Universal Life - 98: <F*>
  Deposits                                                     12,188                       190,317
  Withdrawals                                                    (256)                      (40,880)
  Outstanding units, beginning of year                              0                             0
                                                               ------                       -------

  Outstanding units, end of year                               11,932                       149,437
                                                               ======                       =======


Joint and Survivor Variable Universal Life - 98: <F*>
  Deposits                                                        105                        27,427
  Withdrawals                                                      (2)                       (3,565)
  Outstanding units, beginning of year                              0                             0
                                                               ------                       -------

  Outstanding units, end of year                                  103                        23,862
                                                               ======                       =======




<F*> The Variable Universal Life 98 and Joint And Survivor Variable Universal Life
products were introduced in 1998, and the first deposits were received on September 29, 1998
and October 14, 1998, respectively.                                                                       (continued)


The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997, and 1996:

                                                            BOND INDEX                                  MANAGED EQUITY
                                                           FUND DIVISION                                FUND DIVISION
                                               -------------------------------------        -------------------------------------

                                                 1998          1997            1996           1998           1997           1996
                                               -------       --------        -------        -------        -------        -------
Variable Universal Life - 95:
  Deposits                                      25,406         45,996         20,690         16,942         20,213         22,639
  Withdrawals                                  (12,912)       (19,985)       (19,502)       (13,618)       (19,170)       (23,620)
  Outstanding units, beginning of year          97,454         71,443         70,255         92,710         91,667         92,648
                                               -------       --------        -------        -------        -------        -------

  Outstanding units, end of year               109,948         97,454         71,443         96,034         92,710         91,667
                                               =======       ========        =======        =======        =======        =======


Variable General Select Plus:
  Deposits                                      29,830         26,599        422,790         12,156         22,411         20,875
  Withdrawals                                   (9,429)      (398,540)        (6,268)        (8,587)       (10,526)        (1,816)
  Outstanding units, beginning of year          50,400        422,341          5,819         37,481         25,596          6,537
                                               -------       --------        -------        -------        -------        -------

  Outstanding units, end of year                70,801         50,400        422,341         41,050         37,481         25,596
                                               =======       ========        =======        =======        =======        =======


Variable Universal Life - 100:
  Deposits                                      84,402         38,781         31,945         40,129         38,918         15,297
  Withdrawals                                  (26,455)        (8,471)        (8,214)       (15,741)        (8,793)        (2,675)
  Outstanding units, beginning of year          55,636         25,326          1,595         44,402         14,277          1,655
                                               -------       --------        -------        -------        -------        -------

  Outstanding units, end of year               113,583         55,636         25,326         68,790         44,402         14,277
                                               =======       ========        =======        =======        =======        =======





                                                                                                                      (continued)


The following is a summary of the accumulation unit activity for the year ended December 31, 1998:


                                                             BOND INDEX                   MANAGED EQUITY
                                                            FUND DIVISION                 FUND DIVISION
                                                            -------------                 --------------

                                                                 1998                          1998
                                                                 ----                          ----
Variable Universal Life - 98: <F*>
  Deposits                                                        558                           727
  Withdrawals                                                      (5)                          (13)
  Outstanding units, beginning of year                              0                             0
                                                                  ---                           ---

  Outstanding units, end of year                                  553                           714
                                                                  ===                           ===


Joint and Survivor Variable Universal Life - 98: <F*>
  Deposits                                                         88                             0
  Withdrawals                                                      (2)                            0
  Outstanding units, beginning of year                              0                             0
                                                                  ---                           ---

  Outstanding units, end of year                                   86                             0
                                                                  ===                           ===






<F*> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits
were received on September 29, 1998 and October 14, 1998, respectively.                               (continued)


The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997, and 1996:

                                                          ASSET ALLOCATION                           INTERNATIONAL INDEX
                                                           FUND DIVISION                              FUND DIVISION<F*>
                                               -------------------------------------        -------------------------------------

                                                 1998           1997           1996           1998           1997           1996
                                               -------        -------        -------        -------        -------        -------
Variable Universal Life - 95:
  Deposits                                      44,015         58,255         67,461         35,296         56,157         60,637
  Withdrawals                                  (32,243)       (49,785)       (33,247)       (36,243)       (45,488)       (32,650)
  Outstanding units, beginning of year         282,838        274,368        240,154        175,226        164,557        136,570
                                               -------        -------        -------        -------        -------        -------

  Outstanding units, end of year               294,610        282,838        274,368        174,279        175,226        164,557
                                               =======        =======        =======        =======        =======        =======


Variable General Select Plus:
  Deposits                                      29,160         21,682         21,668         42,140         35,709         24,970
  Withdrawals                                  (24,120)       (10,372)       (18,560)       (34,648)       (10,776)       (12,229)
  Outstanding units, beginning of year          72,507         61,197         58,089         70,058         45,125         32,384
                                               -------        -------        -------        -------        -------        -------

  Outstanding units, end of year                77,547         72,507         61,197         77,550         70,058         45,125
                                               =======        =======        =======        =======        =======        =======


Variable Universal Life - 100:
  Deposits                                      49,412         44,721         23,767         54,490         56,601         46,973
  Withdrawals                                  (16,133)       (11,617)        (2,830)       (20,835)       (15,926)        (7,916)
  Outstanding units, beginning of year          55,074         21,970          1,033         83,423         42,748          3,691
                                               -------        -------        -------        -------        -------        -------

  Outstanding units, end of year                88,353         55,074         21,970        117,078         83,423         42,748
                                               =======        =======        =======        =======        =======        =======


General American Life Insurance Company
seed money:
  Deposits                                           0              0              0              0              0              0
  Withdrawals                                        0              0              0              0              0              0
  Outstanding units, beginning of year               0              0              0        200,000        200,000        200,000
                                               -------        -------        -------        -------        -------        -------

  Outstanding units, end of year                     0              0              0        200,000        200,000        200,000
                                               =======        =======        =======        =======        =======        =======


<F*>This fund was formerly known as the International Equity Fund.


                                                                                                                       (continued)

The following is a summary of the accumulation unit activity for the year ended December 31, 1998:


                                                          ASSET ALLOCATION              INTERNATIONAL INDEX
                                                            FUND DIVISION                FUND DIVISION<F*>
                                                          ----------------              -------------------

                                                                 1998                          1998
                                                                -----                          ----
Variable Universal Life - 98: <F**>
  Deposits                                                      1,037                           710
  Withdrawals                                                     (14)                          (17)
  Outstanding units, beginning of year                              0                             0
                                                                -----                           ---

  Outstanding units, end of year                                1,023                           693
                                                                =====                           ===


Joint and Survivor Variable Universal Life - 98: <F**>
  Deposits                                                          0                            83
  Withdrawals                                                       0                            (2)
  Outstanding units, beginning of year                              0                             0
                                                                -----                           ---

  Outstanding units, end of year                                    0                            81
                                                                =====                           ===





<F*> This fund was formerly known as the International Equity Fund.
<F**> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits
were received on September 29, 1998 and October 14, 1998, respectively.                         (continued)


The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997, and 1996 for the Mid-Cap Equity Fund Division and the year ended December 31, 1998 and period ended December 31, 1997 for the Small-Cap Equity Fund Division.

                                                           MID-CAP EQUITY                                       SMALL-CAP EQUITY
                                                          FUND DIVISION<F*>                                      FUND DIVISION
                                               -------------------------------------                       -------------------------

                                                 1998           1997           1996                          1998          1997<F**>
                                               -------        -------        -------                       -------         ---------
Variable Universal Life - 95:
  Deposits                                      33,622         50,013         67,217                        19,324          35,503
  Withdrawals                                  (32,360)       (61,032)       (50,100)                       (5,547)           (326)
  Outstanding units, beginning of period       174,121        185,140        168,023                        35,177               0
                                               -------        -------        -------                       -------          ------

  Outstanding units, end of period             175,383        174,121        185,140                        48,954          35,177
                                               =======        =======        =======                       =======          ======


Variable General Select Plus:
  Deposits                                      58,976         43,764         17,983                        65,121          30,298
  Withdrawals                                  (28,754)       (14,054)       (16,026)                      (23,984)           (271)
  Outstanding units, beginning of period        77,919         48,209         46,252                        30,027               0
                                               -------        -------        -------                       -------          ------

  Outstanding units, end of period             108,141         77,919         48,209                        71,164          30,027
                                               =======        =======        =======                       =======          ======


Variable Universal Life - 100:
  Deposits                                      56,900         36,664         35,395                        70,656          23,110
  Withdrawals                                  (22,387)       (15,674)        (6,929)                      (10,421)           (540)
  Outstanding units, beginning of period        53,229         32,239          3,773                        22,570               0
                                               -------        -------        -------                       -------          ------

  Outstanding units, end of period              87,742         53,229         32,239                        82,805          22,570
                                               =======        =======        =======                       =======          ======



General American Life Insurance Company
seed money:
  Deposits                                           0              0              0
  Withdrawals                                        0              0       (100,000)
  Outstanding units, beginning of year               0              0        100,000
                                               -------        -------        -------

  Outstanding units, end of year                     0              0              0
                                               =======        =======        =======

<F*>This fund was formerly known as the Special Equity Fund.

<F**>The Small-Cap Equity Fund began operations on May 1, 1997.                                                         (continued)


The following is a summary of the accumulation unit activity for the year ended December 31, 1998:


                                                            MID-CAP EQUITY              SMALL-CAP EQUITY
                                                           FUND DIVISION<F*>              FUND DIVISION
                                                           -----------------            ----------------
                                                                 1998                          1998
                                                                 ----                          ----
Variable Universal Life - 98: <F**>
  Deposits                                                        595                           644
  Withdrawals                                                     (23)                          (25)
  Outstanding units, beginning of year                              0                             0
                                                                  ---                           ---

  Outstanding units, end of year                                  572                           619
                                                                  ===                           ===


Joint and Survivor Variable Universal Life - 98: <F**>
  Deposits                                                        168                           168
  Withdrawals                                                      (5)                           (5)
  Outstanding units, beginning of year                              0                             0
                                                                  ---                           ---

  Outstanding units, end of year                                  163                           163
                                                                  ===                           ===



<F*> This fund was formerly known as the Special Equity Fund.
<F**> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits
were received on September 29, 1998 and October 14, 1998, respectively.                        (continued)



The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997, and 1996:

                                                            EQUITY INCOME                                    GROWTH
                                                            FUND DIVISION                                 FUND DIVISION
                                              --------------------------------------       --------------------------------------

                                                1998            1997           1996          1998            1997          1996
                                              --------        -------        -------       --------        -------       --------
Variable Universal Life - 95:
  Deposits                                      59,416         73,369        100,383         69,876        110,237        141,831
  Withdrawals                                  (47,519)       (68,932)       (61,252)       (72,411)       (69,361)      (101,041)
  Outstanding units, beginning of year         292,344        287,907        248,776        407,913        367,037        326,247
                                              --------        -------        -------       --------        -------       --------

  Outstanding units, end of year               304,241        292,344        287,907        405,378        407,913        367,037
                                              ========        =======        =======       ========        =======       ========


Variable General Select Plus:
  Deposits                                      99,382        107,293         95,653         99,249        151,169        136,928
  Withdrawals                                  (42,509)       (41,943)       (24,220)       (40,684)       (56,898)       (38,737)
  Outstanding units, beginning of year         226,141        160,791         89,358        328,018        233,747        135,556
                                              --------        -------        -------       --------        -------       --------

  Outstanding units, end of year               283,014        226,141        160,791        386,583        328,018        233,747
                                              ========        =======        =======       ========        =======       ========


Variable Universal Life - 100:
  Deposits                                     179,653        161,018        167,806        226,944        227,448        213,702
  Withdrawals                                 (166,343)       (42,604)       (22,709)      (114,919)       (64,065)       (38,214)
  Outstanding units, beginning of year         282,274        163,860         18,763        362,381        198,998         23,510
                                              --------        -------        -------       --------        -------       --------

  Outstanding units, end of year               295,584        282,274        163,860        474,406        362,381        198,998
                                              ========        =======        =======       ========        =======       ========



                                                                                                                       (continued)

The following is a summary of the accumulation unit activity for the year ended December 31, 1998:



                                                           EQUITY INCOME                    GROWTH
                                                           FUND DIVISION                 FUND DIVISION
                                                           -------------                 -------------

                                                                 1998                          1998
                                                                -----                         -----
Variable Universal Life - 98: <F*>
  Deposits                                                      2,270                         3,901
  Withdrawals                                                    (115)                         (108)
  Outstanding units, beginning of year                              0                             0
                                                                -----                         -----

  Outstanding units, end of year                                2,155                         3,793
                                                                =====                         =====


Joint and Survivor Variable Universal Life - 98: <F*>
  Deposits                                                        247                            79
  Withdrawals                                                      (7)                           (2)
  Outstanding units, beginning of year                              0                             0
                                                                -----                         -----

  Outstanding units, end of year                                  240                            77
                                                                =====                         =====


<F*> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits
were received on September 29, 1998 and October 14, 1998, respectively.                                  (continued)


The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997, and 1996:

                                                             OVERSEAS                                   ASSET MANAGER
                                                           FUND DIVISION                                FUND DIVISION
                                               -------------------------------------         -------------------------------------

                                                 1998           1997           1996           1998           1997            1996
                                               -------        -------        -------         ------         ------          ------
Variable Universal Life-95:
  Deposits                                      46,762         73,211         86,129          7,584          1,053           1,196
  Withdrawals                                  (41,684)       (33,419)       (57,328)          (605)          (364)            (80)
  Outstanding units, beginning of year         242,563        202,771        173,970          2,132          1,443             327
                                               -------        -------        -------         ------         ------          ------

  Outstanding units, end of year               247,641        242,563        202,771          9,111          2,132           1,443
                                               =======        =======        =======         ======         ======          ======


Variable General Select Plus:
  Deposits                                      60,426         78,015         59,185          7,255          4,792           4,133
  Withdrawals                                  (48,932)       (24,003)       (18,099)          (423)        (1,323)         (1,450)
  Outstanding units, beginning of year         168,708        114,696         73,610          7,680          4,211           1,528
                                               -------        -------        -------         ------         ------          ------

  Outstanding units, end of year               180,202        168,708        114,696         14,512          7,680           4,211
                                               =======        =======        =======         ======         ======          ======


Variable Universal Life-100:
  Deposits                                      62,350         61,939         59,253         30,521         19,775          17,799
  Withdrawals                                  (27,368)       (16,003)       (12,929)        (9,795)        (6,893)         (3,550)
  Outstanding units, beginning of year         100,943         55,007          8,683         30,075         17,193           2,944
                                               -------        -------        -------         ------         ------          ------

  Outstanding units, end of year               135,925        100,943         55,007         50,801         30,075          17,193
                                               =======        =======        =======         ======         ======          ======




                                                                                                                        (continued)
/TABLE

The following is a summary of the accumulation unit activity for the year ended December 31, 1998:

                                                               OVERSEAS                   ASSET MANAGER
                                                             FUND DIVISION                FUND DIVISION
                                                             -------------                -------------

                                                                 1998                          1998
                                                                 ----                          ----
Variable Universal Life - 98: <F*>
  Deposits                                                        601                           697
  Withdrawals                                                     (18)                          (62)
  Outstanding units, beginning of year                              0                             0
                                                                  ---                           ---

  Outstanding units, end of year                                  583                           635
                                                                  ===                           ===


Joint and Survivor Variable Universal Life - 98: <F*>
  Deposits                                                        168                             0
  Withdrawals                                                      (5)                            0
  Outstanding units, beginning of year                              0                             0
                                                                  ---                           ---

  Outstanding units, end of year                                  163                             0
                                                                  ===                           ===



<F*> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits
were received on September 29, 1998 and October 14, 1998, respectively.                           (continued)


The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997,and 1996:

                                                            HIGH INCOME                              WORLDWIDE HARD ASSETS
                                                           FUND DIVISION                               FUND DIVISION<F*>
                                               -------------------------------------         -------------------------------------

                                                 1998           1997           1996           1998           1997            1996
                                               -------        -------         ------         ------         ------          ------
Variable Universal Life-95:
  Deposits                                       6,498          8,197         18,576          3,234          5,256           6,777
  Withdrawals                                   (2,233)       (10,956)        (3,225)        (3,278)          (857)           (976)
  Outstanding units, beginning of period        18,572         21,331          5,980         10,326          5,927             126
                                               -------        -------         ------         ------         ------          ------

  Outstanding units, end of period              22,837         18,572         21,331         10,282         10,326           5,927
                                               =======        =======         ======         ======         ======          ======


Variable General Select Plus:
  Deposits                                      28,629         36,763         32,705            513          1,994           4,222
  Withdrawals                                   (5,891)        (8,788)        (2,369)          (937)        (3,232)            (92)
  Outstanding units, beginning of year          64,632         36,657          6,321          2,892          4,130               0
                                               -------        -------         ------         ------         ------          ------

  Outstanding units, end of year                87,370         64,632         36,657          2,468          2,892           4,130
                                               =======        =======         ======         ======         ======          ======


Variable Universal Life-100:
  Deposits                                      57,671         39,145         41,415          8,405          7,159           6,746
  Withdrawals                                  (17,259)        (9,470)        (8,355)        (3,275)        (2,531)         (1,660)
  Outstanding units, beginning of year          69,238         39,563          6,503         10,573          5,945             859
                                               -------        -------         ------         ------         ------          ------

  Outstanding units, end of year               109,650         69,238         39,563         15,703         10,573           5,945
                                               =======        =======         ======         ======         ======          ======


<F*>This fund was formerly known as the Gold & Natural Resources Fund.                                                  (continued)


The following is a summary of the accumulation unit activity for the year ended December 31, 1998:

                                                             HIGH INCOME               WORLDWIDE HARD ASSETS
                                                            FUND DIVISION                FUND DIVISION<F**>
                                                            -------------              ---------------------

                                                                 1998                           1998
                                                                -----                           ----
Variable Universal Life - 98: <F*>
  Deposits                                                      1,163                            11
  Withdrawals                                                     (29)                            0
  Outstanding units, beginning of year                              0                             0
                                                                -----                            --

  Outstanding units, end of year                                1,134                            11
                                                                =====                            ==


Joint and Survivor Variable Universal Life - 98: <F*>
  Deposits                                                        175                             0
  Withdrawals                                                      (5)                            0
  Outstanding units, beginning of year                              0                             0
                                                                -----                            --

  Outstanding units, end of year                                  170                             0
                                                                =====                            ==


<F*> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.
<F**> This fund was formerly known as the Gold & Natural Resources Fund.                                (continued)



The following is a summary of the accumulation unit activity for the period ended December 31, 1998 and 1997:

                                                  MULTI-STYLE EQUITY               CORE BOND
                                                  FUND DIVISION<F*>             FUND DIVISION<F*>
                                               ----------------------        ----------------------

                                                 1998           1997           1998           1997
                                               -------        -------        -------         ------
Variable Universal Life - 95:<F**>
  Deposits                                      15,537                         4,116
  Withdrawals                                     (679)                          (46)
  Outstanding units, beginning of period             0                             0
                                               -------                       -------

  Outstanding units, end of period              14,858                         4,070
                                               =======                       =======


Variable General Select Plus: <F***>
  Deposits                                     456,763         47,597        450,004         21,805
  Withdrawals                                  (30,453)          (667)       (73,816)          (391)
  Outstanding units, beginning of period        46,930              0         21,414              0
                                               -------        -------        -------         ------

  Outstanding units, end of period             473,240         46,930        397,602         21,414
                                               =======        =======        =======         ======


Variable Universal Life - 100:<F****>
  Deposits                                       8,637                           807
  Withdrawals                                   (1,360)                         (123)
  Outstanding units, beginning of year               0                             0
                                               -------                       -------

  Outstanding units, end of year                 7,277                           684
                                               =======                       =======


Russell Variable Universal Life: <F*****>
  Deposits                                      81,464        153,054         91,724         86,149
  Withdrawals                                   (9,164)        (1,563)       (10,534)        (2,024)
  Outstanding units, beginning of period       151,491              0         84,125              0
                                               -------        -------        -------         ------

  Outstanding units, end of period             223,791        151,491        165,315         84,125
                                               =======        =======        =======         ======



<F*> The Multi-style Equity Fund and Core Bond Fund began operations on
January 2, 1997.
<F**> The Variable Universal Life - 95 product was introduced to the
Frank Russell funds on April 30, 1998, and the first deposit was received on May 14, 1998.
<F***> The Variable General Select Plus product was introduced in 1997, and the first deposit was received on June 26, 1997.
<F****> The Variable Universal Life - 100 product was introduced to the
Frank Russell funds on April 30, 1998, and the first deposit was received on May 22, 1998.
<F*****>The Russell Variable Universal Life product was introduced in
1997, and the first deposit was received on June 6, 1997.                                    (continued)

/TABLE

The following is a summary of the accumulation unit activity for the year ended December 31, 1998:

                                                                WORLDWIDE
                                                             EMERGING MARKETS       MULTI-STYLE EQUITY                CORE BOND
                                                              FUND DIVISION         FUND DIVISION<F**>           FUND DIVISION<F**>
                                                             ----------------       ------------------           ------------------

                                                                1998<F*>                   1998                         1998
                                                                --------                  -----                         ----
Variable Universal Life - 98: <F***>
  Deposits                                                        159                     4,052                          788
  Withdrawals                                                      (9)                     (101)                          (9)
  Outstanding units, beginning of year                              0                         0                            0
                                                                  ---                     -----                          ---

  Outstanding units, end of year                                  150                     3,951                          779
                                                                  ===                     =====                          ===


Joint and Survivor Variable Universal Life - 98: <F***>
  Deposits                                                          0                       410                          169
  Withdrawals                                                       0                       (12)                          (5)
  Outstanding units, beginning of year                              0                         0                            0
                                                                  ---                     -----                          ---

  Outstanding units, end of year                                    0                       398                          164
                                                                  ===                     =====                          ===


<F*> The Worldwide Emerging Markets Fund began operations on September
15, 1998.
<F**> The Multi-style Equity Fund and Core Bond Fund began operations on
January 2, 1997.
<F***> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.
                                                                                                                 (continued)

The following is a summary of the accumulation unit activity for the period ended December 31, 1998 and 1997:

                                                  AGGRESSIVE EQUITY                  NON-US
                                                  FUND DIVISION<F*>             FUND DIVISION<F*>
                                               ----------------------        ----------------------

                                                 1998           1997           1998            1997
                                               -------         ------        -------         ------
Variable Universal Life - 95:<F**>
  Deposits                                      14,484                        10,028
  Withdrawals                                     (592)                         (208)
  Outstanding units, beginning of period             0                             0
                                               -------                       -------

  Outstanding units, end of period              13,892                         9,820
                                               =======                       =======


Variable General Select Plus: <F***>
  Deposits                                     192,091         25,379        188,887         28,863
  Withdrawals                                  (43,602)          (279)       (29,735)          (285)
  Outstanding units, beginning of period        25,100              0         28,578              0
                                               -------         ------        -------         ------

  Outstanding units, end of period             173,589         25,100        187,730         28,578
                                               =======         ======        =======         ======


Variable Universal Life - 100:<F****>
  Deposits                                       3,083                         1,576
  Withdrawals                                     (414)                         (127)
  Outstanding units, beginning of year               0                             0
                                               -------                       -------

  Outstanding units, end of year                 2,669                         1,449
                                               =======                       =======


Russell Variable Universal Life: <F*****>
  Deposits                                      34,380         75,650         56,596         50,101
  Withdrawals                                   (3,034)          (494)        (5,688)        (1,018)
  Outstanding units, beginning of period        75,156              0         49,083              0
                                               -------         ------        -------         ------

  Outstanding units, end of period             106,502         75,156         99,991         49,083
                                               =======         ======        =======         ======


<F*> The Aggressive Equity Fund and Non-US Fund began operations on
January 2, 1997.
<F**> The Variable Universal Life - 95 product was introduced to the
Frank Russell funds on April 30, 1998, and the first deposit was received on May 14, 1998.
<F***> The Variable General Select Plus product was introduced in 1997, and the first deposit was received on June 26, 1997.
<F****> The Variable Universal Life - 100 product was introduced to the
Frank Russell funds on April 30, 1998, and the first deposit was received on May 22, 1998.
<F*****>The Russell Variable Universal Life product was introduced in
1997, and the first deposit was received on June 6, 1997.                                    (continued)


The following is a summary of the accumulation unit activity for the year ended December 31, 1998:

                                                          AGGRESSIVE EQUITY                  NON-US
                                                          FUND DIVISION<F*>             FUND DIVISION<F*>
                                                          -----------------             -----------------

                                                                 1998                          1998
                                                                -----                          ----
Variable Universal Life - 98: <F**>
  Deposits                                                      3,760                           885
  Withdrawals                                                     (70)                          (16)
  Outstanding units, beginning of year                              0                             0
                                                                -----                           ---

  Outstanding units, end of year                                3,690                           869
                                                                =====                           ===


Joint and Survivor Variable Universal Life - 98: <F**>
  Deposits                                                          0                           165
  Withdrawals                                                       0                            (5)
  Outstanding units, beginning of year                              0                             0
                                                                -----                           ---

  Outstanding units, end of year                                    0                           160
                                                                =====                           ===


<F*> The Aggressive Equity Fund and Non-US Fund began operations on
January 2, 1997.
<F**> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits
were received on September 29, 1998 and October 14, 1998, respectively.                                    (continued)

/TABLE

The following is a summary of the accumulation unit activity for the period ended December 31, 1998:

                                              INCOME & GROWTH               INTERNATIONAL                    VALUE
                                               FUND DIVISION                FUND DIVISION                FUND DIVISION
                                              ---------------               -------------                -------------

                                                 1998<F*>                      1998<F*>                     1998<F*>
                                                 --------                      --------                     --------
Variable Universal Life - 98: <F**>
  Deposits                                         631                            92                           360
  Withdrawals                                      (16)                           (7)                           (3)
  Outstanding units, beginning of period             0                             0                             0
                                                   ---                            --                           ---

  Outstanding units, end of period                 615                            85                           357
                                                   ===                            ==                           ===



<F*> The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.
<F**> The Variable Universal Life 98 product was introduced in 1998, and
the first deposit was received on September 29, 1998.                                                      (continued)

/TABLE

The following is a summary of the accumulation unit activity for the period ended December 31, 1998:

                                                             BOND PORTFOLIO                SMALL COMPANY
                                                             FUND DIVISION                 FUND DIVISION
                                                             --------------                -------------

                                                                1998<F*>                      1998<F*>
                                                                  ---                           ---
Variable Universal Life - 98: <F**>
  Deposits                                                        330                           292
  Withdrawals                                                      (2)                          (19)
  Outstanding units, beginning of period                            0                             0
                                                                  ---                           ---

  Outstanding units, end of period                                328                           273
                                                                  ===                           ===



<F*> The Bond Portfolio Fund and Small Company Fund began operations on
September 15, 1998.
<F**> The Variable Universal Life 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT

Deposits into the Separate Account are used to purchase shares in the Capital Company, Variable Insurance Products Funds, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, or J.P. Morgan Series Trust
II. Net deposits represent the amounts available for investment in such shares after deduction of sales charges, premium taxes, administrative costs, insurance, underwriting and acquisition expense, cost of insurance, and cost of optional benefits by rider. Realized and unrealized capital gains (losses) have been excluded from net deposits into the Separate Account because they have been included in increase (decrease) in net assets resulting from operations in the Statements of Changes in Net Assets.

Variable Universal Life - 95:
-----------------------------


                                                         S & P 500 INDEX                              MONEY MARKET
                                                          FUND DIVISION                               FUND DIVISION
                                            ----------------------------------------      ----------------------------------------

                                               1998           1997           1996            1998          1997             1996
                                            ----------     ----------     ----------      ---------    -----------       ---------
Total gross deposits                        $1,456,349     $1,099,723     $1,063,999      $ 813,595    $ 1,794,475       $ 575,302
Transfers between fund divisions and
  General American                             150,022        931,860        139,650       (578,617)    (1,471,521)       (728,445)
Surrenders and withdrawals                    (471,926)      (144,131)       (82,719)        (1,674)       (20,934)       (107,442)
                                            ----------     ----------     ----------      ---------    -----------       ---------

Total gross deposits, transfers, and
  surrenders between fund divisions          1,134,445      1,887,452      1,120,930        233,304        302,020        (260,585)
                                            ----------     ----------     ----------      ---------    -----------       ---------

Deductions:
  Premium load charges                         115,481         84,994         84,266         63,307        371,169          46,330
  Cost of insurance and administrative
    expenses                                   702,222        481,051        430,221        217,403        135,973         105,165
                                            ----------     ----------     ----------      ---------    -----------       ---------

     Total deductions                          817,703        566,045        514,487        280,710        507,142         151,495
                                            ----------     ----------     ----------      ---------    -----------       ---------


Net deposits into (withdrawals from)
  Separate Account                          $  316,742     $1,321,407     $  606,443      $ (47,406)   $  (205,122)      $(412,080)
                                            ==========     ==========     ==========      =========    ===========       =========

                                                                                                                        (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life - 95:
-----------------------------



                                                            BOND INDEX                                  MANAGED EQUITY
                                                           FUND DIVISION                                FUND DIVISION
                                              --------------------------------------       ---------------------------------------

                                                1998           1997           1996           1998           1997            1996
                                              --------      ---------      ---------       --------      ---------       ---------
Total gross deposits                          $443,018      $ 312,433      $ 321,458       $364,076      $ 359,432       $ 395,649
Transfers between fund divisions and
  General American                              39,732        504,481         20,627          1,644         53,604        (120,443)
Surrenders and withdrawals                     (48,407)      (161,856)      (171,083)       (48,475)      (162,045)        (83,215)
                                              --------      ---------      ---------       --------      ---------       ---------

Total gross deposits, transfers, and
  surrenders between fund divisions            434,343        655,058        171,002        317,245        250,991         191,991
                                              --------      ---------      ---------       --------      ---------       ---------


Deductions:
  Premium load charges                          33,733         24,355         25,685         28,257         27,564          31,741
  Cost of insurance and administrative
    expenses                                   124,148        111,704        119,034        197,695        191,337         187,326
                                              --------      ---------      ---------       --------      ---------       ---------

     Total deductions                          157,881        136,059        144,719        225,952        218,901         219,067
                                              --------      ---------      ---------       --------      ---------       ---------


Net deposits into (withdrawals from)
  Separate Account                            $276,462      $ 518,999      $  26,283       $ 91,293      $  32,090       $ (27,076)
                                              ========      =========      =========       ========      =========       =========

                                                                                                                       (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life - 95:
-----------------------------





                                                         ASSET ALLOCATION                            INTERNATIONAL INDEX
                                                          FUND DIVISION                               FUND DIVISION<F*>
                                            ----------------------------------------      ----------------------------------------

                                               1998           1997           1996            1998           1997            1996
                                            ----------     ----------     ----------      ---------      ---------       ---------
Total gross deposits                        $1,409,425     $1,571,785     $1,478,021      $ 577,527      $ 674,809       $ 657,882
Transfers between fund divisions and
  General American                            (240,301)      (542,327)       (26,293)      (287,016)      (244,489)        132,812
Surrenders and withdrawals                    (237,885)      (261,445)      (117,682)       (53,267)       (27,295)       (102,036)
                                            ----------     ----------     ----------      ---------      ---------       ---------

Total gross deposits, transfers, and
  surrenders between fund divisions            931,239        768,013      1,334,046        237,244        403,025         688,658
                                            ----------     ----------     ----------      ---------      ---------       ---------


Deductions:
  Premium load charges                         101,603        115,555        113,909         45,221         53,326          52,174
  Cost of insurance and administrative
    expenses                                   453,887        472,278        467,810        203,189        206,172         215,112
                                            ----------     ----------     ----------      ---------      ---------       ---------

     Total deductions                          555,490        587,833        581,719        248,410        259,498         267,286
                                            ----------     ----------     ----------      ---------      ---------       ---------


Net deposits into (withdrawals from)
  Separate Account                          $  375,749     $  180,180     $  752,327      $ (11,166)     $ 143,527       $ 421,372
                                            ==========     ==========     ==========      =========      =========       =========


<F*>This fund was formerly known as the International Equity Fund.                                                     (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life - 95:
-----------------------------





                                                          MID-CAP EQUITY                                     SMALL-CAP EQUITY
                                                         FUND DIVISION<F*>                                     FUND DIVISION
                                             ---------------------------------------                      ------------------------

                                                1998           1997          1996                           1998         1997<F***>
                                             ---------      ---------    -----------                      --------        --------
Total gross deposits                         $ 535,140      $ 731,205    $   927,388                      $ 92,984        $ 81,175
Transfers between fund divisions and
  General American                            (161,251)      (545,250)      (325,567)                      123,494         386,732
Surrenders and withdrawals                     (60,979)       (30,828)       (74,752)                      (13,142)              0
Seed withdrawals <F**>                               0              0     (1,494,837)                            0               0
                                             ---------      ---------    -----------                      --------        --------

Total gross deposits, transfers, and
  surrenders between fund divisions            312,910        155,127       (967,768)                      203,336         467,907
                                             ---------      ---------    -----------                      --------        --------


Deductions:
  Premium load charges                          40,775         55,258         73,857                         7,292           6,341
  Cost of insurance and administrative
    expenses                                   229,610        226,846        224,222                        23,300           4,229
                                             ---------      ---------    -----------                      --------        --------

     Total deductions                          270,385        282,104        298,079                        30,592          10,570
                                             ---------      ---------    -----------                      --------        --------


Net deposits into (withdrawals from)
  Separate Account                           $  42,525      $(126,977)   $(1,265,847)                     $172,744        $457,337
                                             =========      =========    ===========                      ========        ========

<F*>   This fund was formerly known as the Special Equity Fund.
<F**>  Represents funds distributed to General American Life Insurance
       Company in repayment of seed money used to start the Special Equity Fund in 1993.
<F***> The Small-Cap Equity Fund began operations on May 1, 1997.                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life - 95:
-----------------------------





                                                           EQUITY-INCOME                                   GROWTH
                                                           FUND DIVISION                               FUND DIVISION
                                            ----------------------------------------     ----------------------------------------

                                               1998           1997           1996           1998           1997           1996
                                            ----------     ----------     ----------     ----------     ----------     ----------
Total gross deposits                        $1,154,929     $1,258,958     $1,399,658     $1,514,732     $1,700,056     $2,077,054
Transfers between fund divisions and
  General American                             (50,446)      (346,404)        10,733       (487,503)       124,428       (252,029)
Surrenders and withdrawals                    (247,987)      (243,196)      (186,491)      (324,276)      (260,054)      (386,745)
                                            ----------     ----------     ----------     ----------     ----------     ----------

Total gross deposits, transfers, and
  surrenders between fund divisions            856,496        669,358      1,223,900        702,953      1,564,430      1,438,280
                                            ----------     ----------     ----------     ----------     ----------     ----------


Deductions:
  Premium load charges                          91,178         98,808        111,476        118,852        134,071        165,735
  Cost of insurance and administrative
    expenses                                   484,812        470,011        473,165        664,659        606,328        610,838
                                            ----------     ----------     ----------     ----------     ----------     ----------

     Total deductions                          575,990        568,819        584,641        783,511        740,399        776,573
                                            ----------     ----------     ----------     ----------     ----------     ----------


Net deposits into (withdrawals from)
  Separate Account                          $  280,506     $  100,539     $  639,259     $  (80,558)    $  824,031     $  661,707
                                            ==========     ==========     ==========     ==========     ==========     ==========

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 95:
-----------------------------




                                                             OVERSEAS                                  ASSET MANAGER
                                                          FUND DIVISION                                FUND DIVISION
                                             ---------------------------------------       --------------------------------------
                                                1998           1997          1996            1998            1997          1996
                                             ---------     ----------     ----------       --------        -------        -------
Total gross deposits                         $ 792,155     $  927,173     $1,128,054       $ 28,935        $ 9,236        $ 3,210
Transfers between fund divisions and
  General American                            (249,954)       262,454       (173,088)        85,499          3,098         10,046
Surrenders and withdrawals                     (84,661)      (121,639)      (163,405)        (1,077)             0              0
                                             ---------     ----------     ----------       --------        -------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions            457,540      1,067,988        791,561        113,357         12,334         13,256
                                             ---------     ----------     ----------       --------        -------        -------


Deductions:
  Premium load charges                          60,018         71,458         89,820          2,699            706            248
  Cost of insurance and administrative
    expenses                                   304,803        302,840        289,700          8,127          1,874            896
                                             ---------     ----------     ----------       --------        -------        -------

     Total deductions                          364,821        374,298        379,520         10,826          2,580          1,144
                                             ---------     ----------     ----------       --------        -------        -------


Net deposits into Separate Account           $  92,719     $  693,690     $  412,041       $102,531        $ 9,754        $12,112
                                             =========     ==========     ==========       ========        =======        =======


                                                                                                                       (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 95:
-----------------------------




                                                            HIGH INCOME                              WORLDWIDE HARD ASSETS
                                                           FUND DIVISION                               FUND DIVISION<F*>
                                               -------------------------------------       --------------------------------------
                                                 1998          1997           1996           1998            1997          1996
                                               -------       --------       --------       --------        -------        -------
Total gross deposits                           $52,060       $ 61,425       $ 47,325       $ 21,677        $29,642        $ 7,990
Transfers between fund divisions and
  General American                              34,487        (76,243)       146,648        (21,580)        31,281         63,119
Surrenders and withdrawals                         (29)             0              0            (10)             0              0
                                               -------       --------       --------       --------        -------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions             86,518        (14,818)       193,973             87         60,923         71,109
                                               -------       --------       --------       --------        -------        -------


Deductions:
  Premium load charges                           4,139          4,910          3,747          1,790          2,223            595
  Cost of insurance and administrative
    expenses                                    22,068         19,821         16,948          3,541          5,330          3,272
                                               -------       --------       --------       --------        -------        -------

     Total deductions                           26,207         24,731         20,695          5,331          7,553          3,867
                                               -------       --------       --------       --------        -------        -------


Net deposits into (withdrawals from)
Separate Account                               $60,311       $(39,549)      $173,278       $ (5,244)       $53,370        $67,242
                                               =======       ========       ========       ========        =======        =======


<F*> This fund was formerly known as the Gold & Natural Resources Fund.

                                                                                                                      (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 95:
-----------------------------




                                         MULTI-STYLE EQUITY      CORE BOND     AGGRESSIVE EQUITY       NON-US
                                            FUND DIVISION      FUND DIVISION     FUND DIVISION     FUND DIVISION
                                         ------------------    -------------   -----------------   -------------
                                              1998<F*>           1998<F*>         1998<F*>            1998<F*>
                                              --------           --------         --------            --------
Total gross deposits                          $ 11,160           $   558          $  3,900            $ 5,027
Transfers between fund divisions and
  General American                             129,908            42,124           111,676             81,549
Surrenders and withdrawals                      (1,571)                0              (721)                 0
                                              --------           -------          --------            -------

Total gross deposits, transfers, and
  surrenders between fund divisions            139,497            42,682           114,855             86,576
                                              --------           -------          --------            -------


Deductions:
  Premium load charges                           1,059                33               512                536
  Cost of insurance and administrative
    expenses                                     2,418               479             2,054              1,957
                                              --------           -------          --------            -------

     Total deductions                            3,477               512             2,566              2,493
                                              --------           -------          --------            -------


Net deposits into Separate Account            $136,020           $42,170          $112,289            $84,083
                                              ========           =======          ========            =======


<F*> The Variable Universal Life - 95 product became available to these funds on April 30, 1998.

                                                                                                   (continued)

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                         S & P 500 INDEX                               MONEY MARKET
                                                          FUND DIVISION                                FUND DIVISION
                                            ----------------------------------------   ------------------------------------------
                                               1998           1997           1996           1998           1997          1996
                                            ----------    -----------     ----------   ------------    -----------   ------------
Total gross deposits                        $1,357,475    $ 1,229,167     $  475,955   $ 16,933,833    $11,949,827   $ 18,203,638
Transfers between fund divisions and
  General American                           5,431,739      1,639,191      5,512,487    (20,254,746)    (6,333,824)   (13,115,248)
Surrenders and withdrawals                    (152,414)    (5,100,149)       (28,210)      (214,226)    (4,042,319)       (15,934)
                                            ----------    -----------     ----------   ------------    -----------   ------------

Total gross deposits, transfers, and
  surrenders between fund divisions          6,636,800     (2,231,791)     5,960,232     (3,535,139)     1,573,684      5,072,456
                                            ----------    -----------     ----------   ------------    -----------   ------------


Deductions:
  Premium load charges                          99,759         88,924         35,750      1,299,538        870,893      1,315,430
  Cost of insurance and administrative
    expenses                                   293,438        158,092         63,207        221,400        158,166        126,052
                                            ----------    -----------     ----------   ------------    -----------   ------------

     Total deductions                          393,197        247,016         98,957      1,520,938      1,029,059      1,441,482
                                            ----------    -----------     ----------   ------------    -----------   ------------


Net deposits into (withdrawals from)
  Separate Account                          $6,243,603    $(2,478,807)    $5,861,275   $ (5,056,077)   $   544,625   $  3,630,974
                                            ==========    ===========     ==========   ============    ===========   ============

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                           BOND INDEX                                  MANAGED EQUITY
                                                          FUND DIVISION                                FUND DIVISION
                                              --------------------------------------       --------------------------------------
                                                1998          1997           1996            1998           1997           1996
                                              --------    -----------     ----------       --------       --------       --------
Total gross deposits                          $146,938    $   170,971     $   68,383       $185,192       $225,421       $131,764
Transfers between fund divisions and
  General American                             205,041        109,381      4,780,139           (477)        49,038        170,404
Surrenders and withdrawals                     (27,635)    (4,675,478)        (5,060)       (44,810)       (28,866)             0
                                              --------    -----------     ----------       --------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            324,344     (4,395,126)     4,843,462        139,905        245,593        302,168
                                              --------    -----------     ----------       --------       --------       --------


Deductions:
  Premium load charges                          10,813         12,639          5,137         12,749         16,872          9,560
  Cost of insurance and administrative
    expenses                                    29,846         24,838         16,027         29,578         24,211         11,739
                                              --------    -----------     ----------       --------       --------       --------

     Total deductions                           40,659         37,477         21,164         42,327         41,083         21,299
                                              --------    -----------     ----------       --------       --------       --------


Net deposits into (withdrawals from)
  Separate Account                            $283,685    $(4,432,603)    $4,822,298       $ 97,578       $204,510       $280,869
                                              ========    ===========     ==========       ========       ========       ========

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                          ASSET ALLOCATION                          INTERNATIONAL INDEX
                                                           FUND DIVISION                             FUND DIVISION<F*>
                                             ---------------------------------------       --------------------------------------
                                                1998           1997           1996           1998           1997           1996
                                             ---------       --------       --------       --------       --------       --------
Total gross deposits                         $ 231,397       $225,188       $170,662       $244,143       $273,454       $181,044
Transfers between fund divisions and
  General American                             160,811         92,485        (27,308)       (26,160)       190,371         32,353
Surrenders and withdrawals                    (166,928)       (48,400)       (26,276)       (16,419)       (47,175)       (10,048)
                                             ---------       --------       --------       --------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            225,280        269,273        117,078        201,564        416,650        203,349
                                             ---------       --------       --------       --------       --------       --------


Deductions:
  Premium load charges                          14,905         17,168         12,611         16,859         19,728         13,690
  Cost of insurance and administrative
    expenses                                    84,944         67,268         52,342         44,378         37,091         23,940
                                             ---------       --------       --------       --------       --------       --------

     Total deductions                           99,849         84,436         64,953         61,237         56,819         37,630
                                             ---------       --------       --------       --------       --------       --------


Net deposits into Separate Account           $ 125,431       $184,837       $ 52,125       $140,327       $359,831       $165,719
                                             =========       ========       ========       ========       ========       ========


<F*> This fund was formerly known as the International Equity Fund.

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                          MID-CAP EQUITY                                      SMALL-CAP EQUITY
                                                         FUND DIVISION<F*>                                     FUND DIVISION
                                              --------------------------------------                      -----------------------
                                                1998           1997           1996                          1998         1997<F**>
                                              --------       --------       --------                      --------       --------
Total gross deposits                          $338,015       $376,253       $191,049                      $263,673       $ 59,270
Transfers between fund divisions and
  General American                             458,678        301,956        (58,467)                      330,151        326,392
Surrenders and withdrawals                     (25,379)       (53,267)       (52,717)                            0              0
                                              --------       --------       --------                      --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            771,314        624,942         79,865                       593,824        385,662
                                              --------       --------       --------                      --------       --------


Deductions:
  Premium load charges                          24,362         29,256         13,676                        19,071          4,711
  Cost of insurance and administrative
    expenses                                    67,262         40,346         26,565                        19,764          3,518
                                              --------       --------       --------                      --------       --------

     Total deductions                           91,624         69,602         40,241                        38,835          8,229
                                              --------       --------       --------                      --------       --------


Net deposits into Separate Account            $679,690       $555,340       $ 39,624                      $554,989       $377,433
                                              ========       ========       ========                      ========       ========

<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                          EQUITY-INCOME                                    GROWTH
                                                          FUND DIVISION                                FUND DIVISION
                                            ----------------------------------------     ----------------------------------------
                                               1998           1997           1996           1998           1997           1996
                                            ----------     ----------     ----------     ----------     ----------     ----------
Total gross deposits                        $1,492,223     $1,043,306     $  673,157     $1,297,862     $1,354,928     $  899,999
Transfers between fund divisions and
  General American                             748,006        658,129        638,476        891,558        957,813        888,367
Surrenders and withdrawals                    (183,143)      (148,279)       (10,403)      (255,377)      (268,257)       (48,837)
                                            ----------     ----------     ----------     ----------     ----------     ----------

Total gross deposits, transfers, and
  surrenders between fund divisions          2,057,086      1,553,156      1,301,230      1,934,043      2,044,484      1,739,529
                                            ----------     ----------     ----------     ----------     ----------     ----------


Deductions:
  Premium load charges                          82,617         78,543         53,024         84,087        101,854         69,694
  Cost of insurance and administrative
    expenses                                   216,335        163,469        112,967        250,176        206,497        136,072
                                            ----------     ----------     ----------     ----------     ----------     ----------

     Total deductions                          298,952        242,012        165,991        334,263        308,351        205,766
                                            ----------     ----------     ----------     ----------     ----------     ----------


Net deposits into Separate Account          $1,758,134     $1,311,144     $1,135,239     $1,599,780     $1,736,133     $1,533,763
                                            ==========     ==========     ==========     ==========     ==========     ==========

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                             OVERSEAS                                   ASSET MANAGER
                                                          FUND DIVISION                                 FUND DIVISION
                                             ---------------------------------------       --------------------------------------
                                                1998           1997           1996           1998            1997           1996
                                             ---------       --------       --------       --------        -------        -------
Total gross deposits                         $ 557,583       $763,625       $385,284       $ 27,818        $53,004        $ 8,754
Transfers between fund divisions and
  General American                            (150,747)       265,722        271,694         93,342          3,027         26,425
Surrenders and withdrawals                     (55,531)       (56,432)       (45,712)             0         (2,184)        (2,067)
                                             ---------       --------       --------       --------        -------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions            351,305        972,915        611,266        121,160         53,847         33,112
                                             ---------       --------       --------       --------        -------        -------


Deductions:
  Premium load charges                          40,327         57,640         29,621          1,654          3,927            670
  Cost of insurance and administrative
    expenses                                    79,907         71,616         46,151          6,502          3,625          1,631
                                             ---------       --------       --------       --------        -------        -------

     Total deductions                          120,234        129,256         75,772          8,156          7,552          2,301
                                             ---------       --------       --------       --------        -------        -------


Net deposits into Separate Account           $ 231,071       $843,659       $535,494       $113,004        $46,295        $30,811
                                             =========       ========       ========       ========        =======        =======

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                            HIGH INCOME                             WORLDWIDE HARD ASSETS
                                                           FUND DIVISION                              FUND DIVISION<F*>
                                              --------------------------------------        -------------------------------------
                                                1998           1997           1996            1998          1997           1996
                                              --------       --------       --------        -------       --------        -------
Total gross deposits                          $241,925       $201,994       $ 91,307        $ 6,454       $ 22,621        $ 1,869
Transfers between fund divisions and
  General American                             156,540        207,353        278,491         (6,638)         1,823         45,785
Surrenders and withdrawals                     (16,195)        (6,433)             0           (841)       (36,871)             0
                                              --------       --------       --------        -------       --------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions            382,270        402,914        369,798         (1,025)       (12,427)        47,654
                                              --------       --------       --------        -------       --------        -------


Deductions:
  Premium load charges                          17,692         15,004          7,156            376          1,715            175
  Cost of insurance and administrative
    expenses                                    34,790         25,526         12,823          1,055            890          1,041
                                              --------       --------       --------        -------       --------        -------

     Total deductions                           52,482         40,530         19,979          1,431          2,605          1,216
                                              --------       --------       --------        -------       --------        -------


Net deposits into (withdrawals from)
  Separate Account                            $329,788       $362,384       $349,819        $(2,456)      $(15,032)       $46,438
                                              ========       ========       ========        =======       ========        =======


<F*>This fund was formerly known as the Gold & Natural Resources Fund.

                                                                                                                      (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                 MULTI-STYLE EQUITY                               CORE BOND
                                                   FUND DIVISION                                FUND DIVISION
                                            -------------------------                    -------------------------
                                               1998          1997<F*>                       1998          1997<F*>
                                            ----------       --------                    ----------       --------
Total gross deposits                        $1,940,731       $ 80,451                    $1,482,889       $ 17,978
Transfers between fund divisions and
  General American                           4,822,163        532,364                     3,101,165        215,118
Surrenders and withdrawals                        (187)             0                             0              0
                                            ----------       --------                    ----------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions          6,762,707        612,815                     4,584,054        233,096
                                            ----------       --------                    ----------       --------


Deductions:
  Premium load charges                         204,842          5,866                       117,137          1,346
  Cost of insurance and administrative
    expenses                                   255,638          8,425                       182,736          2,474
                                            ----------       --------                    ----------       --------

     Total deductions                          460,480         14,291                       299,873          3,820
                                            ----------       --------                    ----------       --------


Net deposits into Separate Account          $6,302,227       $598,524                    $4,284,181       $229,276
                                            ==========       ========                    ==========       ========


                                                AGGRESSIVE EQUITY                                 NON-US
                                                  FUND DIVISION                                FUND DIVISION
                                            -------------------------                    -------------------------
                                               1998          1997<F*>                       1998          1997<F*>
                                            ----------       --------                    ----------       --------
Total gross deposits                        $  502,264       $ 54,099                    $  264,324       $ 42,059
Transfers between fund divisions and
  General American                           1,704,740        281,507                     1,609,166        276,242
Surrenders and withdrawals                        (116)             0                          (119)             0
                                            ----------       --------                    ----------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions          2,206,888        335,606                     1,873,371        318,301
                                            ----------       --------                    ----------       --------


Deductions:
  Premium load charges                          71,141          3,761                        34,958          3,283
  Cost of insurance and administrative
    expenses                                    47,691          3,632                        38,906          3,028
                                            ----------       --------                    ----------       --------

     Total deductions                          118,832          7,393                        73,864          6,311
                                            ----------       --------                    ----------       --------


Net deposits into Separate Account          $2,088,056       $328,213                    $1,799,507       $311,990
                                            ==========       ========                    ==========       ========

                                                                                                       (continued)

<F*>The Multi-style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and Non-US Fund began operations on January 2, 1997.

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life - 100:
------------------------------



                                                         S & P 500 INDEX                              MONEY MARKET
                                                          FUND DIVISION                               FUND DIVISION
                                            ----------------------------------------    -----------------------------------------
                                               1998           1997           1996           1998           1997          1996
                                            ----------     ----------     ----------    -----------    -----------    -----------
Total gross deposits                        $3,774,275     $1,995,433     $  606,419    $ 9,507,851    $ 8,679,144    $ 7,989,872
Transfers between fund divisions and
  General American                           5,484,204      2,177,143      1,285,071     (8,000,842)    (7,303,949)    (6,898,282)
Surrenders and withdrawals                    (299,771)       (68,513)       (12,850)       (11,635)        (3,421)          (242)
                                            ----------     ----------     ----------    -----------    -----------    -----------

Total gross deposits, transfers, and
  surrenders between fund divisions          8,958,708      4,104,063      1,878,640      1,495,374      1,371,774      1,091,348
                                            ----------     ----------     ----------    -----------    -----------    -----------


Deductions:
  Premium load charges                         126,277         66,092         20,294        296,413        286,729        250,193
  Cost of insurance and administrative
    expenses                                 1,411,705        671,147        258,742        639,686        599,119        502,668
                                            ----------     ----------     ----------    -----------    -----------    -----------

     Total deductions                        1,537,982        737,239        279,036        936,099        885,848        752,861
                                            ----------     ----------     ----------    -----------    -----------    -----------


Net deposits into Separate Account          $7,420,726     $3,366,824     $1,599,604    $   559,275    $   485,926    $   338,487
                                            ==========     ==========     ==========    ===========    ===========    ===========

                                                                                                                      (continued)

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------


                                                            BOND INDEX                                 MANAGED EQUITY
                                                           FUND DIVISION                                FUND DIVISION
                                              --------------------------------------       --------------------------------------
                                                1998           1997           1996           1998           1997           1996
                                              --------       --------       --------       --------       --------       --------
Total gross deposits                          $279,989       $184,259       $ 58,468       $488,098       $228,756       $102,809
Transfers between fund divisions and
  General American                             613,426        265,500        257,285        247,910        432,012        120,203
Surrenders and withdrawals                     (10,480)        (4,282)        (2,419)       (59,153)       (13,613)          (413)
                                              --------       --------       --------       --------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            882,935        445,477        313,334        676,855        647,155        222,599
                                              --------       --------       --------       --------       --------       --------


Deductions:
  Premium load charges                           9,514          6,186          1,906         16,604          7,603          3,442
  Cost of insurance and administrative
    expenses                                    83,804         57,817         31,767        178,243         96,349         36,945
                                              --------       --------       --------       --------       --------       --------

     Total deductions                           93,318         64,003         33,673        194,847        103,952         40,387
                                              --------       --------       --------       --------       --------       --------


Net deposits into Separate Account            $789,617       $381,474       $279,661       $482,008       $543,203       $182,212
                                              ========       ========       ========       ========       ========       ========

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------




                                                          ASSET ALLOCATION                           INTERNATIONAL INDEX
                                                           FUND DIVISION                              FUND DIVISION<F*>
                                              --------------------------------------       --------------------------------------
                                                1998           1997           1996           1998           1997           1996
                                              --------       --------       --------       --------       --------       --------
Total gross deposits                          $652,869       $297,431       $ 91,429       $542,245       $380,598       $202,195
Transfers between fund divisions and
  General American                             212,547        423,970        233,391         82,381        259,917        315,663
Surrenders and withdrawals                     (16,485)        (7,250)          (906)       (13,406)       (12,338)        (2,005)
                                              --------       --------       --------       --------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            848,931        714,151        323,914        611,220        628,177        515,853
                                              --------       --------       --------       --------       --------       --------


Deductions:
  Premium load charges                          21,971         10,273          3,162         18,719         12,990          6,724
  Cost of insurance and administrative
    expenses                                   237,042        159,083         38,520        172,801        138,712         79,260
                                              --------       --------       --------       --------       --------       --------

     Total deductions                          259,013        169,356         41,682        191,520        151,702         85,984
                                              --------       --------       --------       --------       --------       --------


Net deposits into Separate Account            $589,918       $544,795       $282,232       $419,700       $476,475       $429,869
                                              ========       ========       ========       ========       ========       ========

<F*>This fund was formerly known as the International Equity Fund.                                                    (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------




                                                           MID-CAP EQUITY                                     SMALL-CAP EQUITY
                                                          FUND DIVISION<F*>                                     FUND DIVISION
                                              --------------------------------------                      -----------------------
                                                1998           1997           1996                          1998         1997<F**>
                                              --------       --------       --------                      --------       --------
Total gross deposits                          $694,795       $405,467       $232,270                      $390,118       $ 48,912
Transfers between fund divisions and
  General American                             218,584        129,102        228,709                       485,204        254,044
Surrenders and withdrawals                     (36,811)       (15,375)        (5,591)                       (2,420)             0
                                              --------       --------       --------                      --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            876,568        519,194        455,388                       872,902        302,956
                                              --------       --------       --------                      --------       --------


Deductions:
  Premium load charges                          23,485         13,537          7,772                        13,324          1,579
  Cost of insurance and administrative
    expenses                                   206,508        140,909         82,326                       114,663          7,052
                                              --------       --------       --------                      --------       --------

     Total deductions                          229,993        154,446         90,098                       127,987          8,631
                                              --------       --------       --------                      --------       --------


Net deposits into Separate Account            $646,575       $364,748       $365,290                      $744,915       $294,325
                                              ========       ========       ========                      ========       ========


<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.                                                       (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------




                                                          EQUITY INCOME                                  GROWTH
                                                          FUND DIVISION                               FUND DIVISION
                                           -----------------------------------------     ----------------------------------------
                                               1998           1997           1996           1998           1997           1996
                                           -----------     ----------     ----------     ----------     ----------     ----------
Total gross deposits                       $ 2,136,531     $1,996,233     $  914,095     $2,942,824     $2,402,233     $1,361,304
Transfers between fund divisions and
  General American                          (1,236,416)       792,184      1,521,792        694,369      1,492,743      1,759,062
Surrenders and withdrawals                    (127,426)       (44,826)        (7,812)      (279,188)      (114,282)       (38,619)
                                           -----------     ----------     ----------     ----------     ----------     ----------

Total gross deposits, transfers, and
  surrenders between fund divisions            772,689      2,743,591      2,428,075      3,358,005      3,780,694      3,081,747
                                           -----------     ----------     ----------     ----------     ----------     ----------


Deductions:
  Premium load charges                          78,973         66,340         29,267        103,369         80,190         44,819
  Cost of insurance and administrative
    expenses                                   940,207        572,720        303,902      1,188,418        842,557        472,178
                                           -----------     ----------     ----------     ----------     ----------     ----------

     Total deductions                        1,019,180        639,060        333,169      1,291,787        922,747        516,997
                                           -----------     ----------     ----------     ----------     ----------     ----------


Net deposits into (withdrawals from)
  Separate Account                         $  (246,491)    $2,104,531     $2,094,906     $2,066,218     $2,857,947     $2,564,750
                                           ===========     ==========     ==========     ==========     ==========     ==========

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------




                                                              OVERSEAS                                 ASSET MANAGER
                                                           FUND DIVISION                               FUND DIVISION
                                              --------------------------------------       ---------------------------------------
                                                1998           1997           1996           1998           1997            1996
                                              --------       --------       --------       --------       --------        --------
Total gross deposits                          $630,759       $508,810       $373,593       $317,439       $147,295        $ 50,502
Transfers between fund divisions and
  General American                             143,337        313,710        307,488        146,214        109,004         137,452
Surrenders and withdrawals                     (59,595)       (22,505)       (13,206)       (26,187)        (5,778)         (2,165)
                                              --------       --------       --------       --------       --------        --------

Total gross deposits, transfers, and
  surrenders between fund divisions            714,501        800,015        667,875        437,466        250,521         185,789
                                              --------       --------       --------       --------       --------        --------


Deductions:
  Premium load charges                          21,503         17,197         11,611         10,729          4,955           1,674
  Cost of insurance and administrative
    expenses                                   195,007        165,254        112,510        117,605         74,461          24,175
                                              --------       --------       --------       --------       --------        --------

     Total deductions                          216,510        182,451        124,121        128,334         79,416          25,849
                                              --------       --------       --------       --------       --------        --------


Net deposits into Separate Account            $497,991       $617,564       $543,754       $309,132       $171,105        $159,940
                                              ========       ========       ========       ========       ========        ========

                                                                                                                       (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------




                                                            HIGH INCOME                             WORLDWIDE HARD ASSETS
                                                           FUND DIVISION                              FUND DIVISION<F*>
                                              --------------------------------------        --------------------------------------
                                                1998           1997           1996           1998           1997            1996
                                              --------       --------       --------        -------        -------         -------
Total gross deposits                          $469,183       $300,761       $158,842        $60,696        $63,004         $22,003
Transfers between fund divisions and
  General American                             256,832        224,109        297,097         10,164         18,216          53,910
Surrenders and withdrawals                     (12,240)       (20,348)       (11,551)        (2,562)        (4,909)         (5,154)
                                              --------       --------       --------        -------        -------         -------

Total gross deposits, transfers, and
  surrenders between fund divisions            713,775        504,522        444,388         68,298         76,311          70,759
                                              --------       --------       --------        -------        -------         -------


Deductions:
  Premium load charges                          15,948         10,110          4,982          2,007          2,147             712
  Cost of insurance and administrative
    expenses                                   130,579        105,718         57,557         17,277         19,651          13,421
                                              --------       --------       --------        -------        -------         -------

     Total deductions                          146,527        115,828         62,539         19,284         21,798          14,133
                                              --------       --------       --------        -------        -------         -------


Net deposits into Separate Account            $567,248       $388,694       $381,849        $49,014        $54,513         $56,626
                                              ========       ========       ========        =======        =======         =======

<F*> This fund was formerly known as the Gold & Natural Resources Fund.                                                (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------




                                         MULTI-STYLE EQUITY     CORE BOND              AGGRESSIVE EQUITY      NON-US
                                            FUND DIVISION     FUND DIVISION              FUND DIVISION     FUND DIVISION
                                         ------------------   -------------            -----------------   -------------
                                               1998<F*>         1998<F*>                    1998<F*>         1998<F*>
                                               --------         --------                    --------         --------
Total gross deposits                           $11,281           $1,071                     $(3,957)         $ 1,368
Transfers between fund divisions and
  General American                              62,902            7,124                      20,863           12,106
Surrenders and withdrawals                         (69)               0                           0                0
                                               -------           ------                     -------          -------

Total gross deposits, transfers, and
  surrenders between fund divisions             74,114            8,195                      16,906           13,474
                                               -------           ------                     -------          -------


Deductions:
  Premium load charges                             460               40                         167              103
  Cost of insurance and administrative
    expenses                                     5,703            1,266                       3,404            1,186
                                               -------           ------                     -------          -------

     Total deductions                            6,163            1,306                       3,571            1,289
                                               -------           ------                     -------          -------


Net deposits into Separate Account             $67,951           $6,889                     $13,335          $12,185
                                               =======           ======                     =======          =======


<F*> The Variable Universal Life - 100 product became available to these
funds on April 30, 1998.                                                                                 (continued)

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Russell Variable Universal Life:<F*>
------------------------------------



                                                    MONEY MARKET              MULTI-STYLE EQUITY                CORE BOND
                                                   FUND DIVISION                 FUND DIVISION                FUND DIVISION
                                             ------------------------     -------------------------     -------------------------
                                                1998          1997           1998         1997<F**>        1998          1997<F**>
                                             ---------    -----------     ----------     ----------     ----------       --------
Total gross deposits                         $ 415,709    $ 4,627,386     $1,037,690     $   19,255     $  932,874       $  3,472
Transfers between fund divisions and
  General American                            (469,090)    (4,374,607)       154,284      1,937,967        167,553        914,278
Surrenders and withdrawals                           0              0        (13,263)          (328)       (15,205)             0
                                             ---------    -----------     ----------     ----------     ----------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            (53,381)       252,779      1,178,711      1,956,894      1,085,222        917,750
                                             ---------    -----------     ----------     ----------     ----------       --------


Deductions:
  Premium load charges                          27,188         72,762         75,029          1,369         62,053              0
  Cost of insurance and administrative
    expenses                                    10,537         72,945        108,054         19,567        102,484         21,735
                                             ---------    -----------     ----------     ----------     ----------       --------

     Total deductions                           37,725        145,707        183,083         20,936        164,537         21,735
                                             ---------    -----------     ----------     ----------     ----------       --------


Net deposits into (withdrawals from)
  Separate Account                           $ (91,106)   $   107,072     $  995,628     $1,935,958     $  920,685       $896,015
                                             =========    ===========     ==========     ==========     ==========       ========


                                                                                                                      (continued)

<F*>Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
<F**>The Multi-style Equity Fund and Core Bond Fund began operations on
January 2, 1997.


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Russell Variable Universal Life:<F*>
------------------------------------




                                                 AGGRESSIVE EQUITY                  NON-US
                                                   FUND DIVISION                 FUND DIVISION
                                              -----------------------       -----------------------
                                                1998         1997<F**>        1998         1997<F**>
                                              --------       --------       --------       --------
Total gross deposits                          $397,370       $ 12,641       $514,239       $  8,990
Transfers between fund divisions and
  General American                              54,038        987,308         91,705        532,277
Surrenders and withdrawals                      (3,526)           (94)        (6,050)          (137)
                                              --------       --------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            447,882        999,855        599,894        541,130
                                              --------       --------       --------       --------


Deductions:
  Premium load charges                          28,279            822         36,821            548
  Cost of insurance and administrative
    expenses                                    35,589          6,442         50,919         10,345
                                              --------       --------       --------       --------

     Total deductions                           63,868          7,264         87,740         10,893
                                              --------       --------       --------       --------


Net deposits into Separate Account            $384,014       $992,591       $512,154       $530,237
                                              ========       ========       ========       ========

                                                                                        (continued)

<F*>Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
<F**>The Aggressive Equity Fund and Non-US Fund began operations on
January 2, 1997.

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life Insurance - 98:<F*>
-------------------------------------------



                                           S & P 500 INDEX  MONEY MARKET      BOND INDEX    MANAGED EQUITY
                                            FUND DIVISION   FUND DIVISION    FUND DIVISION  FUND DIVISION
                                           ---------------  -------------    -------------  --------------
                                                1998            1998             1998            1998
                                              --------       ----------         ------          ------
Total gross deposits                          $  4,307       $2,186,833         $   86          $  186
Transfers between fund divisions and
  General American                             136,331         (337,148)         5,616           8,181
                                              --------       ----------         ------          ------

Total gross deposits, transfers, and
  surrenders between fund divisions            140,638        1,849,685          5,702           8,367
                                              --------       ----------         ------          ------


Deductions:
  Premium load charges                             555          262,833             14              27
  Cost of insurance and administrative
    expenses                                     2,864           52,876             52             154
                                              --------       ----------         ------          ------

     Total deductions                            3,419          315,709             66             181
                                              --------       ----------         ------          ------


Net deposits into Separate Account            $137,219       $1,533,976         $5,636          $8,186
                                              ========       ==========         ======          ======


                                                                                            (continued)

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------




                                           ASSET ALLOCATION     INTERNATIONAL INDEX      MID-CAP EQUITY       SMALL-CAP EQUITY
                                             FUND DIVISION      FUND DIVISION<F**>     FUND DIVISION<F***>      FUND DIVISION
                                           ----------------     -------------------    -------------------    ----------------
                                                 1998                  1998                   1998                  1998
                                               -------                ------                 ------                ------
Total gross deposits                           $   294                $  398                 $  269                $  506
Transfers between fund divisions and
  General American                              11,801                 7,529                  6,292                 6,347
                                               -------                ------                 ------                ------

Total gross deposits, transfers, and
  surrenders between fund divisions             12,095                 7,927                  6,561                 6,853
                                               -------                ------                 ------                ------


Deductions:
  Premium load charges                              30                    44                     34                    68
  Cost of insurance and administrative
    expenses                                       166                   192                    247                   265
                                               -------                ------                 ------                ------

     Total deductions                              196                   236                    281                   333
                                               -------                ------                 ------                ------


Net deposits into Separate Account             $11,899                $7,691                 $6,280                $6,520
                                               =======                ======                 ======                ======


                                                                                                              (continued)

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>This fund was formerly known as the International Equity Fund.
<F***>This fund was formerly known as the Special Equity Fund.

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------




                                            EQUITY INCOME     GROWTH        OVERSEAS     ASSET MANAGER
                                            FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                            -------------  -------------  -------------  -------------
                                                 1998           1998           1998           1998
                                               -------        -------         ------         ------
Total gross deposits                           $ 2,126        $ 3,312         $  550         $1,890
Transfers between fund divisions and
  General American                              22,773         43,658          6,272          6,091
                                               -------        -------         ------         ------

Total gross deposits, transfers, and
  surrenders between fund divisions             24,899         46,970          6,822          7,981
                                               -------        -------         ------         ------


Deductions:
  Premium load charges                             235            248             55            111
  Cost of insurance and administrative
    expenses                                     1,202          1,227            195            635
                                               -------        -------         ------         ------

     Total deductions                            1,437          1,475            250            746
                                               -------        -------         ------         ------


Net deposits into Separate Account             $23,462        $45,495         $6,572         $7,235
                                               =======        =======         ======         ======


                                                                                        (continued)

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------



                                                              WORLDWIDE        WORLDWIDE       MULTI-STYLE
                                             HIGH INCOME     HARD ASSETS   EMERGING MARKETS      EQUITY
                                            FUND DIVISION   FUND DIVISION    FUND DIVISION    FUND DIVISION
                                            -------------   -------------  ----------------   -------------
                                                1998             1998            1998             1998
                                               -------           ----           ------           -------
Total gross deposits                           $   582           $ 74           $   45           $26,946
Transfers between fund divisions and
  General American                              11,663             56            1,753            12,531
                                               -------           ----           ------           -------

Total gross deposits, transfers, and
  surrenders between fund divisions             12,245            130            1,798            39,477
                                               -------           ----           ------           -------


Deductions:
  Premium load charges                              84             12                7             3,877
  Cost of insurance and administrative
    expenses                                       300              4               91             1,140
                                               -------           ----           ------           -------

     Total deductions                              384             16               98             5,017
                                               -------           ----           ------           -------


Net deposits into Separate Account             $11,861           $114           $1,700           $34,460
                                               =======           ====           ======           =======


                                                                                             (continued)

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------



                                                             AGGRESSIVE
                                               CORE BOND       EQUITY         NON-US     INCOME & GROWTH
                                             FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                             -------------  -------------  ------------- ---------------
                                                 1998           1998           1998           1998
                                                ------        -------         ------         ------
Total gross deposits                            $2,978        $23,310         $3,248         $  126
Transfers between fund divisions and
  General American                               4,298         10,915          5,871          6,880
                                                ------        -------         ------         ------

Total gross deposits, transfers, and
  surrenders between fund divisions              7,276         34,225          9,119          7,006
                                                ------        -------         ------         ------


Deductions:
  Premium load charges                             420          3,441            448             29
  Cost of insurance and administrative
    expenses                                        98            755            184            132
                                                ------        -------         ------         ------

     Total deductions                              518          4,196            632            161
                                                ------        -------         ------         ------


Net deposits into Separate Account              $6,758        $30,029         $8,487         $6,845
                                                ======        =======         ======         ======


                                                                                        (continued)

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------



                                                                                                            SMALL COMPANY
                                                       INTERNATIONAL        VALUE         BOND PORTFOLIO      PORTFOLIO
                                                       FUND DIVISION    FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                       -------------    -------------     --------------    -------------
                                                           1998             1998              1998              1998
                                                           ----            ------            ------            ------
Total gross deposits                                       $258            $   93            $  117            $   54
Transfers between fund divisions and
  General American                                          713             3,740             3,219             3,034
                                                           ----            ------            ------            ------

Total gross deposits, transfers, and
  surrenders between fund divisions                         971             3,833             3,336             3,088
                                                           ----            ------            ------            ------


Deductions:
  Premium load charges                                       44                17                14                12
  Cost of insurance and administrative
    expenses                                                 74                30                23               154
                                                           ----            ------            ------            ------

     Total deductions                                       118                47                37               166
                                                           ----            ------            ------            ------


Net deposits into Separate Account                         $853            $3,786            $3,299            $2,922
                                                           ====            ======            ======            ======


                                                                                                          (continued)

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------



                                                     S & P 500 INDEX   MONEY MARKET        BOND INDEX         MANAGED EQUITY
                                                      FUND DIVISION   FUND DIVISION       FUND DIVISION       FUND DIVISION
                                                     ---------------  -------------       -------------       --------------
                                                          1998             1998                1998               1998
                                                         ------          --------              ----               ----
Total gross deposits                                          0           327,992                 0
Transfers between fund divisions and
  General American                                       $1,201          $(21,803)             $905               $  0
                                                         ------          --------              ----               ----

Total gross deposits, transfers, and
  surrenders between fund divisions                       1,201           306,189               905                  0
                                                         ------          --------              ----               ----


Deductions:
  Premium load charges                                        0            50,777                 0                  0
  Cost of insurance and administrative
    expenses                                                 24            14,164                24                  0
                                                         ------          --------              ----               ----

     Total deductions                                        24            64,941                24                  0
                                                         ------          --------              ----               ----


Net deposits into Separate Account                       $1,177          $241,248              $881               $  0
                                                         ======          ========              ====               ====


                                                                                                           (continued)

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------




                                                   INTERNATIONAL INDEX  MID-CAP EQUITY  SMALL-CAP EQUITY    EQUITY INCOME
                                                      FUND DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                   -------------------  --------------  ----------------    -------------
                                                           1998             1998              1998              1998
                                                           ----            ------            ------            ------
Transfers between fund divisions and
  General American                                         $905            $1,752            $1,692            $2,609
                                                           ----            ------            ------            ------

Total gross deposits, transfers, and
  surrenders between fund divisions                         905             1,752             1,692             2,609
                                                           ----            ------            ------            ------


Deductions:
  Cost of insurance and administrative
    expenses                                                 24                54                53                76
                                                           ----            ------            ------            ------

     Total deductions                                        24                54                53                76
                                                           ----            ------            ------            ------


Net deposits into Separate Account                         $881            $1,698            $1,639            $2,533
                                                           ====            ======            ======            ======


                                                                                                          (continued)

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------



                                                                                                             MULTI-STYLE
                                                          GROWTH          OVERSEAS         HIGH INCOME         EQUITY
                                                       FUND DIVISION    FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                       -------------    -------------     -------------     -------------
                                                           1998             1998              1998              1998
                                                           ----            ------            ------            ------
Transfers between fund divisions and
  General American                                         $905            $1,706            $1,711            $4,306
                                                           ----            ------            ------            ------

Total gross deposits, transfers, and
  surrenders between fund divisions                         905             1,706             1,711             4,306
                                                           ----            ------            ------            ------


Deductions:
  Cost of insurance and administrative
    expenses                                                 24                53                53               133
                                                           ----            ------            ------            ------

     Total deductions                                        24                53                53               133
                                                           ----            ------            ------            ------


Net deposits into Separate Account                         $881            $1,653            $1,658            $4,173
                                                           ====            ======            ======            ======


                                                                                                          (continued)

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------



                                                          WORLDWIDE         WORLDWIDE
                                                         HARD ASSETS     EMERGING MARKETS
                                                        FUND DIVISION     FUND DIVISION
                                                        -------------    ----------------
                                                            1998              1998
                                                            ----              ----
Transfers between fund divisions and
  General American                                             0              $  0


Total gross deposits, transfers, and
  surrenders between fund divisions                            0                 0
                                                            ----              ----


Deductions:
  Cost of insurance and administrative
    expenses                                                   0                 0
                                                            ----              ----

     Total deductions                                          0                 0
                                                            ----              ----


Net deposits into Separate Account                          $  0              $  0
                                                            ====              ====


                                                                        (continued)

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------




                                                        CORE BOND          NON-US
                                                      FUND DIVISION     FUND DIVISION
                                                      -------------     -------------
                                                          1998              1998
                                                         ------            ------
Transfers between fund divisions and
  General American                                       $1,708            $1,774
                                                         ------            ------

Total gross deposits, transfers, and
  surrenders between fund divisions                       1,708             1,774
                                                         ------            ------


Deductions:
  Cost of insurance and administrative
    expenses                                                 50                52
                                                         ------            ------

     Total deductions                                        50                52
                                                         ------            ------


Net deposits into Separate Account                       $1,658            $1,722
                                                         ======            ======


<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.


                                                                      (continued)

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------



                                                                                                             SMALL COMPANY
                                                       INTERNATIONAL         VALUE         BOND PORTFOLIO      PORTFOLIO
                                                       FUND DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                       -------------     -------------     --------------    -------------
                                                           1998              1998              1998              1998
                                                           ----              ----              ----              ----
Total gross deposits                                       $  0              $  0              $  0              $  0
Transfers between fund divisions and
  General American                                            0                 0                 0                 0
Surrenders and withdrawals                                    0                 0                 0                 0
                                                           ----              ----              ----              ----

Total gross deposits, transfers, and
  surrenders between fund divisions                           0                 0                 0                 0
                                                           ----              ----              ----              ----


Deductions:
  Premium load charges                                        0                 0                 0                 0
  Cost of insurance and administrative
    expenses                                                  0                 0                 0                 0
                                                           ----              ----              ----              ----

     Total deductions                                         0                 0                 0                 0
                                                           ----              ----              ----              ----


Net deposits into Separate Account                         $  0              $  0              $  0              $  0
                                                           ====              ====              ====              ====

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                        SCHEDULE OF INVESTMENTS
                           DECEMBER 31, 1998

                                                      No. of Shares    Market Value
                                                      -------------    ------------
  S & P 500 Index Fund
   General American Capital Company <F*>                 840,692       $42,444,451

  Money Market Fund
   General American Capital Company <F*>                 344,308         6,628,249

  Bond Index Fund
   General American Capital Company <F*>                 202,948         5,112,190

  Managed Equity Fund
   General American Capital Company <F*>                 155,077         5,524,930

  Asset Allocation Fund
   General American Capital Company <F*>                 353,370        13,268,875

  International Index Fund <F**>
   General American Capital Company <F*>                 499,317         9,923,419

  Mid-Cap Equity Fund <F***>
   General American Capital Company <F*>                 339,277         7,378,489

  Small-Cap Equity Fund
   General American Capital Company <F*>                  54,341         2,366,635

  Equity-Income Fund
   Variable Insurance Products Fund                      821,865        20,891,810

  Growth Fund
   Variable Insurance Products Fund                      787,012        35,313,212

  Overseas Fund
   Variable Insurance Products Fund                      497,345         9,971,775

  Asset Manager Fund
   Variable Insurance Products Fund II                    68,024         1,235,314

  High Income Fund
   Variable Insurance Products Fund                      259,130         2,987,766

  Worldwide Hard Assets Fund <F****>
   Van Eck Worldwide Insurance Trust                      23,991           220,714

  Worldwide Emerging Markets Fund
   Van Eck Worldwide Insurance Trust                         266             1,895


  <F*> These funds use consent dividending.  See Note 2C.
  <F**> This fund was formerly known as the International Equity Fund.
  <F***> This fund was formerly known as the Special Equity Fund.
  <F****>This fund was formerly known as the Gold & Natural Resources Fund
  See accompanying notes to financial statements.                       (continued)


                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  SCHEDULE OF INVESTMENTS (CONTINUED)
                           DECEMBER 31, 1998


                                                      No. of Shares    Market Value
                                                      -------------    ------------
  Multi-Style Equity Fund
   Russell Insurance Funds                               711,706       $11,401,536

  Core Bond Fund
   Russell Insurance Funds                               602,660         6,436,407

  Aggressive Equity Fund
   Russell Insurance Funds                               312,669         3,970,890

  Non-US Fund
   Russell Insurance Funds                               308,122         3,417,076

  Income & Growth Fund
   American Century Variable Portfolios                    1,095             7,422

  International Fund
   American Century Variable Portfolios                      119               903

  Value Fund
   American Century Variable Portfolios                      487             3,280

  Bond Portfolio
   J.P. Morgan Series Trust II                               283             3,302

  Small Company Portfolio
   J.P. Morgan Series Trust II                               273             3,242



  See accompanying notes to financial statements.

              GENERAL AMERICAN LIFE INSURANCE COMPANY
                          AND SUBSIDIARIES

                 Consolidated Financial Statements

                     December 31, 1998 and 1997

            (With Independent Auditors' Report Thereon)

                    INDEPENDENT AUDITORS' REPORT

Board of Directors and Members of
   General American Life Insurance Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of operations, comprehensive income, stockholder equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of
December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.



March 4, 1999

                            GENERAL AMERICAN LIFE INSURANCE COMPANY
                                       AND SUBSIDIARIES

                                  Consolidated Balance Sheets

                                   December 31, 1998 and 1997

                                    (dollars in thousands)
                      ASSETS                               1998                     1997
                                                        -----------              ----------

Fixed maturities:
  Available for sale, at fair value                     $11,068,283               9,115,519
Mortgage loans, net                                       2,337,542               2,140,262
Real estate, net                                            129,851                 140,145
Equity securities, at fair value                             48,550                  24,211
Policy loans                                              2,151,028               2,073,152
Short-term investments                                      195,346                 190,374
Other invested assets                                       457,645                 243,921
                                                        -----------              ----------

           Total investments                             16,388,245              13,927,584

Cash and cash equivalents                                   591,107                 358,879
Accrued investment income                                   205,645                 168,592
Reinsurance recoverables                                    904,998                 718,717
Other contract deposits                                   4,094,777               3,336,328
Deferred policy acquisition costs                           773,762                 695,253
Other assets                                                602,965                 488,582
Separate account assets                                   5,287,456               4,118,860
                                                        -----------              ----------

           Total assets                                 $28,848,955              23,812,795
                                                        ===========              ==========

        LIABILITIES AND STOCKHOLDER EQUITY

Policy and contract liabilities:
  Future policy benefits                                 $5,516,869               4,933,787
  Policyholder account balances:
     Universal life                                       2,960,940               2,534,744
     Annuities                                            3,714,526               4,161,946
  Pension funds and interest sensitive
    contract liabilities                                  7,581,276               4,732,400
  Policy and contract claims                                591,088                 458,606
  Dividends payable to policyholders                        121,740                 113,525
                                                        -----------              ----------

           Total policy and contract liabilities         20,486,439              16,935,008

Amounts payable to reinsurers                               201,395                 247,679
Long-term debt and notes payable                            221,850                 214,477
Other liabilities and accrued expenses                      912,291                 826,868
Deferred tax liability, net                                  75,429                  89,046
Separate account liabilities                              5,267,553               4,112,666
                                                        -----------              ----------

           Total liabilities                             27,164,957              22,425,744
                                                        -----------              ----------

Minority interests                                          383,085                 216,555

Stockholder equity:
  Common stock, $1 par value, 5,000,000 shares
     authorized, 3,000,000 shares issued and
     outstanding                                              3,000                   3,000
  Additional paid-in capital                                  3,000                   3,000
  Retained earnings                                       1,242,004               1,057,613
  Accumulated other comprehensive income                     52,909                 106,883
                                                        -----------              ----------

           Total stockholder equity                       1,300,913               1,170,496
                                                        -----------              ----------

           Total liabilities and stockholder equity     $28,848,955              23,812,795
                                                        ===========              ==========

See accompanying notes to consolidated financial statements.


                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                                            AND SUBSIDIARIES

                                 Consolidated Statements of Operations

                             Years ended December 31, 1998, 1997, and 1996

                                         (dollars in thousands)
                                                            1998              1997                1996
                                                         ----------         ---------          ---------
Revenues:
  Insurance premiums and other considerations            $2,244,156         1,768,169          1,623,228
  Net investment income                                   1,135,838           945,542            806,883
  Ceded commissions                                          39,921            44,902             27,538
  Other income                                              330,731           362,160            280,803
  Net realized investment gains                              13,646            28,538             24,531
                                                         ----------         ---------          ---------

           Total revenues                                 3,764,292         3,149,311          2,762,983

Benefits and expenses:
  Policy benefits                                         1,992,997         1,528,333          1,379,803
  Interest credited to policyholder account balances        426,806           345,937            262,532
                                                         ----------         ---------          ---------

           Total policyholder benefits                    2,419,803         1,874,270          1,642,335

  Dividends to policyholders                                192,085           182,146            171,904
  Policy acquisition costs                                  240,640           168,045            143,094
  Other insurance and operating expenses                    711,901           739,814            642,636
                                                         ----------         ---------          ---------

           Total benefits and expenses                    3,564,429         2,964,275          2,599,969
                                                         ----------         ---------          ---------

           Income before provision for income taxes
             and minority interest                          199,863           185,036            163,014
                                                         ----------         ---------          ---------

Income tax provision (benefit):
  Current                                                    35,226            65,778             45,902
  Deferred                                                   18,351              (113)            13,992
                                                         ----------         ---------          ---------

           Total provision for income taxes                  53,577            65,665             59,894
                                                         ----------         ---------          ---------

           Income before minority interest                  146,286           119,371            103,120

Minority interest in earnings of consolidated
  subsidiaries                                              (29,220)          (22,134)           (19,888)
                                                         ----------         ---------          ---------

           Net income                                      $117,066            97,237             83,232
                                                         ==========         =========          =========

See accompanying notes to consolidated financial statements.


                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                              AND SUBSIDIARIES

               Consolidated Statements of Comprehensive Income

                Years ended December 31, 1998, 1997, and 1996

                           (dollars in thousands)
                                                1998        1997         1996
                                              --------     -------      -------
Net income                                    $117,066      97,237       83,232

Other comprehensive (loss) income              (53,974)     75,583      (49,705)
                                              --------     -------      -------
         Comprehensive income                  $63,092     172,820       33,527
                                              ========     =======      =======

See accompanying notes to consolidated financial statements.

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                                  AND SUBSIDIARIES

                                   Consolidated Statements of Stockholder Equity

                                   Years ended December 31, 1998, 1997, and 1996

                                              (dollars in thousands)

                                                                                                  ACCUMULATED
                                                                      ADDITIONAL                     OTHER          TOTAL
                                                        COMMON         PAID-IN     RETAINED      COMPREHENSIVE   STOCKHOLDER
                                                        STOCK          CAPITAL     EARNINGS         INCOME         EQUITY
                                                        ------       -----------   ---------     -------------   -----------
Balance at December 31, 1995                            $   --             --        876,078         81,005         957,083
Net income                                                  --             --         83,232             --          83,232
Other comprehensive (loss) income                           --             --             --        (49,705)        (49,705)
Other, net                                                  --             --          7,177             --           7,177
                                                        ------          -----      ---------        -------       ---------

Balance at December 31, 1996                                --             --        966,487         31,300         997,787
Net income                                                  --             --         97,237             --          97,237
Other comprehensive income                                  --             --             --         75,583          75,583
Issuance of common stock                                 3,000          3,000         (6,000)            --              --
Dividend to parent                                          --             --         (4,480)            --          (4,480)
Other, net                                                  --             --          4,369             --           4,369
                                                        ------          -----      ---------        -------       ---------

Balance at December 31, 1997                             3,000          3,000      1,057,613        106,883       1,170,496
Net income                                                  --             --        117,066             --         117,066
Other comprehensive (loss) income                           --             --             --        (53,974)        (53,974)
Parent's share of subsidiary's
  issuance of nonvoting stock                               --             --         68,609             --          68,609
Other, net                                                  --             --         (1,284)            --          (1,284)
                                                        ------          -----      ---------        -------       ---------

Balance at December 31, 1998                            $3,000          3,000      1,242,004         52,909       1,300,913
                                                        ======          =====      =========        =======       =========

See accompanying notes to consolidated financial statements.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                                            AND SUBSIDIARIES

                                 Consolidated Statements of Cash Flows

                             Years ended December 31, 1998, 1997, and 1996

                                         (dollars in thousands)
                                                                    1998            1997          1996
                                                                 -----------     ----------    ----------
Cash flows from operating activities:
  Net income                                                     $   117,066         97,237        83,232
  Adjustments to reconcile net income to net cash
    (used in) provided by operating activities:
        Change in:
           Accrued investment income                                 (37,424)       (20,568)      (16,275)
           Reinsurance recoverables and other contract deposits     (942,384)      (838,390)     (159,713)
           Deferred policy acquisition costs                        (102,050)      (113,040)      (87,249)
           Other assets                                              (99,506)       (61,796)      (51,444)
           Future policy benefits                                    582,899        693,052       330,511
           Policy and contract claims                                132,481        105,503        14,652
           Other liabilities and accrued expenses                     48,220        319,787        65,184
        Deferred income tax provision                                 18,351           (113)       13,992
        Policyholder considerations                                 (219,295)      (137,163)     (144,748)
        Interest credited to policyholder account balances           426,806        345,937       262,532
        Amortization and depreciation                                 34,578         32,744        28,375
        Net realized investment gains                                (13,646)       (28,538)      (24,531)
        Other, net                                                     7,380            372       (14,554)
                                                                 -----------     ----------    ----------

              Net cash (used in) provided by operating
                activities                                           (46,524)       395,024       299,964
                                                                 -----------     ----------    ----------

Cash flows from investing activities:
  Proceeds from investments sold or redeemed:
    Fixed maturities available for sale                            2,027,415      2,070,743     1,822,169
    Mortgage loans                                                   370,418        594,151       182,650
    Equity securities                                                  2,065         31,602        13,427
  Cost of investments purchased:
    Fixed maturities available for sale                           (4,251,065)    (4,463,100)   (3,428,943)
    Mortgage loan originations                                      (594,480)      (438,959)     (593,438)
    Equity securities                                                (17,396)       (47,283)      (39,553)
  Maturity of fixed maturities available for sale                    145,247        281,736       225,087
  Increase in policy loans, net                                      (77,876)      (153,399)     (210,624)
  Increase in short-term and other invested assets, net             (215,142)      (130,464)      (12,678)
  Investments in subsidiaries                                        (24,531)        (6,032)       (4,807)
                                                                 -----------     ----------    ----------

              Net cash used in investing activities               (2,635,345)    (2,261,005)   (2,046,710)
                                                                 -----------     ----------    ----------

Cash flows from financing activities:
  Net policyholder account and contract deposits                   2,682,959      2,121,488     1,632,495
  Proceeds from subsidiary stock offering                            221,837             --            --
  Issuance of debt                                                     2,281          1,857       106,903
  Repayment of debt                                                     (411)       (80,606)      (19,497)
  Dividends                                                           (3,839)        (2,112)       (1,832)
  Other, net                                                          27,577         46,829        26,770
                                                                 -----------     ----------    ----------

              Net cash provided by financing activities            2,930,404      2,087,456     1,744,839
                                                                 -----------     ----------    ----------

Effect of exchange rate changes                                      (16,307)        (5,320)         (266)
                                                                 -----------     ----------    ----------

              Net increase (decrease) in cash and
                cash equivalents                                     232,228        216,155        (2,173)

Cash and cash equivalents at beginning of year                       358,879        142,724       144,897
                                                                 -----------     ----------    ----------

Cash and cash equivalents at end of year                         $   591,107        358,879       142,724
                                                                 ===========     ==========    ==========

See accompanying notes to consolidated financial statements.

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


(1)   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

             REORGANIZATION

      In September 1996, the Board of Directors of General American Life Insurance Company (General American) adopted the Reorganization Plan (Plan) which authorized the reorganization (Reorganization) of General American into a mutual insurance holding company structure. The Missouri Department of Insurance held a public hearing on the Reorganization on December 19, 1996 and approved the Plan on January 24, 1997. The policyholders of General American approved the Plan on January 28, 1997 and the Reorganization became effective on April 24, 1997 (effective date). General American was the first company to obtain approval and to form a mutual insurance holding company under the Missouri Mutual Holding Company Statute.

      Pursuant to the Reorganization, General American (the Company)
      (i) formed General American Mutual Holding Company (GAMHC) as a mutual insurance holding company under the insurance laws of the State of Missouri, (ii) formed GenAmerica Corporation (GenAmerica) as an intermediate stock holding company under the general laws of the State of Missouri, and (iii) amended and restated its Charter and Articles of Incorporation to authorize the issuance of capital stock and the continuance of its existence as a stock life insurance company under the same name. GAMHC may, among other things, elect all of the directors of GenAmerica and approve matters submitted for shareholder approval. As of the effective date of the Reorganization, the membership interests and the contractual rights of the policyholders of the Company were separated - the membership interests automatically became, by operation of law, membership interests in GAMHC and the contractual rights remained with the Company. Each person who becomes the owner of a designated policy or contract of insurance or annuity issued by the Company after the effective date of the Reorganization (subject to certain exceptions and conditions set forth in the Articles of Incorporation of GAMHC) will become a member of GAMHC and have a membership interest in GAMHC by operation of law so long as such policy or contract remains in force. The membership interests in GAMHC follow, and are not severable, from the insurance policy or annuity contract from which the membership interest in GAMHC is derived.

      On the effective date, the Company issued three million shares of its authorized shares of capital stock to GAMHC. GAMHC then contributed all of these to GenAmerica in exchange for one thousand shares of its common stock. As a result, GenAmerica directly owns the Company, and GAMHC indirectly owns the Company, through GenAmerica. The Reorganization was accounted for at historical cost in a manner similar to a pooling of interests.

      The consolidated financial statements include the assets, liabilities, and results of operations of the Company and its wholly owned subsidiaries, General American Holding Company, a noninsurance holding company; Cova Corporation, an insurance holding company; Paragon Life Insurance Company; Security Equity Life Insurance Company; General Life Insurance Company of America; General Life Insurance Company, its 53.3 percent owned subsidiary, Reinsurance Group of America, Incorporated (RGA), an insurance holding company, and its 62.7 percent owned subsidiary, Conning Corporation.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

      The Company's principal lines of business, conducted through itself or one of its subsidiaries, are Individual Life Insurance, Annuities, Group Life and Health Insurance, Asset Management, and Reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies, independent brokers, and group sales and claims offices. The Company and its subsidiaries are licensed to do business in all fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, and Africa.

             INITIAL PUBLIC OFFERING

      In December 1997, the Company's subsidiary, Conning Corporation (Conning), successfully completed an initial public offering
      (IPO) of 2.875 million shares of its common stock. Conning received net proceeds of approximately $34.5 million from the offering. The Company owned 62.7 percent of the total shares outstanding of Conning's common stock at December 31, 1998 and 1997. The publicly held stock of Conning is listed on the NASDAQ National Market System.

             SUBSEQUENT OFFERINGS

      At the Company's subsidiary, RGA's annual stockholders' meeting on May 27, 1998, a new class of non-voting common stock was authorized. In June 1998, RGA completed a secondary public offering in which it sold 4.945 million shares of non-voting common stock traded on the New York Stock Exchange under the symbol RGA.A. The offering provided net proceeds of approximately $221.8 million which have been utilized to finance the continued growth of RGA's operations domestically and internationally. After the subsequent offering, the Company's ownership percentage decreased from 63.8 percent to 53.3 percent.

             SIGNIFICANT ACCOUNTING POLICIES

      The accompanying consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP) and include the accounts of the Company and its majority owned subsidiaries. Less than majority-owned entities in which the Company has at least a 20 percent interest are reported on the equity basis. All significant intercompany accounts and transactions have been eliminated in consolidation. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policy benefits and policy and contract claims, deferred acquisition costs, and investment and deferred tax valuation allowances.

      The significant accounting policies of the Company are as follows:

             RECOGNITION OF REVENUE

      For traditional life policies, including participating businesses, premiums are recognized when due, less allowances for estimated uncollectible balances. For limited payment contracts, net premiums are recorded as revenue, and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to insurance in force over the estimated policy life.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


      For universal life and annuity products, contract charges for mortality, surrender, and expense, other than front-end expense charges, are reported as income when charged to policyholders' accounts.

      Other income represents the fees generated from the Company's noninsurance operations, primarily service and contract fees relating to concessions, asset management, system development, and third-party administration. Amounts are recognized when earned.

             INVESTED ASSETS

             FIXED MATURITIES AND EQUITY SECURITIES: All of the Company's securities are classified as available for sale. Fixed maturities available for sale are reported at fair value and are so classified based on the possibility that such securities could be sold prior to maturity if that action enables the Company to execute its investment philosophy and appropriately match investment results to operating and liquidity needs. Equity securities are carried at fair value.

             Realized gains or losses on the sale of securities are determined on the basis of specific identification. Unrealized gains and losses are recorded, net of related income tax effects, in accumulated other comprehensive income, a separate component of stockholders' equity.

             MORTGAGE LOANS: Mortgage loans on real estate are stated at an unpaid principal balance, net of unamortized discounts and valuation allowances for possible impairment in value. The Company discontinues the accrual of interest on mortgage loans which are more than 90 days delinquent. Interest received on nonaccrual mortgage loans is generally reported as interest income.

             POLICY LOANS, REAL ESTATE, AND OTHER INVESTED ASSETS:
             Policy loans are carried at an unpaid principal balance and are generally secured by the cash surrender value. Investment real estate which the Company has the intent to hold for the production of income is carried at depreciated cost, net of writedowns for other than temporary declines in fair value and encumbrances. Properties held for sale (primarily acquired through foreclosure) are carried at the lower of depreciated cost (fair value at foreclosure plus capital additions less accumulated depreciation and encumbrances) or fair value. Adjustments to carrying value of properties held for sale are recorded in a valuation reserve when the fair value is below depreciated cost. The accumulated depreciation and encumbrances on real estate amounted to $52.4 million and $47.0 million at December 31, 1998 and 1997, respectively. Direct valuation allowances amounted to $7.3 million and $6.7 million at December 31, 1998 and 1997, respectively. Other invested assets are principally recorded at fair value.

             SHORT-TERM INVESTMENTS: Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of less than a year, are carried at amortized cost, which approximates fair value.

             INVESTED ASSET IMPAIRMENT AND VALUATION ALLOWANCES:
             Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The Company adjusts invested assets to their estimated net realizable value at the point at which it determines an impairment is other than temporary. In addition, the Company has established valuation allowances for mortgage loans and other invested assets. Valuation

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

             allowances for other than temporary impairments in value are netted against the asset categories to which they apply. Additions to valuation allowances are included in realized gains and losses.

             The Company recognizes its proportionate share of the resultant gains or losses on the issuance or repurchase of its subsidiaries' stock as a direct credit or charge to unassigned funds.

             CASH AND CASH EQUIVALENTS: For purposes of reporting cash flows, cash and cash equivalents represent cash, demand deposits, and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

             INVESTMENT INCOME

      Fixed maturity premium and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized using a scientific yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are adjusted when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

             POLICY AND CONTRACT LIABILITIES

      For traditional life insurance policies, future policy benefits are computed using a net level premium method with actuarial assumptions as to mortality, persistency, and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on industry standards and the Company's historical experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Interest rate assumptions generally range from
      2.5 percent to 11.0 percent. When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter a premium deficiency reserve is established through a charge to earnings.

      For participating policies, future policy benefits are computed using a net level premium method based on the guaranteed cash value basis for mortality and interest. Mortality rates are similar to those used for statutory valuation purposes. Interest rates generally range from 2.5 percent to 6.0 percent. Dividend liabilities are established when earned.

      Policyholder account balances for universal life and annuity policies are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges, and withdrawals. These expense charges are recognized in income as earned.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


      The range of weighted average interest crediting rates used by the Company's life insurance subsidiaries were as follows:

                               1998           1997          1996
                            ----------     ----------    -----------

        Universal life      5.25-7.10%     6.00-7.10%     6.00-7.56%
        Annuities           4.00-9.20%     5.70-9.30%    5.70-13.00%
                            ==========     ==========    ===========

      Accident and health benefits for active lives are calculated using the net level premium method and assumptions as to future morbidity, withdrawals, and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of future benefits and experience assumptions for claim termination, expense, and interest which also provide a margin for adverse deviation.

             POLICY AND CONTRACT CLAIMS

      The Company establishes a liability for unpaid claims based on estimates of the ultimate cost of claims incurred, which is comprised of aggregate case basis estimates, average claim costs for reported claims, and estimates of incurred but not reported losses based on past experience. Policy and contract claims include a provision for both life and accident and health claims. Management believes the liabilities for unpaid claims are adequate to cover the ultimate liability; however, due to the underlying risks and the high degree of uncertainty associated with the determination of the liability for unpaid claims, the amounts which will ultimately be paid to settle these liabilities cannot be precisely determined and may vary from the estimated amount included in the consolidated balance sheets.

             DEFERRED POLICY ACQUISITION COSTS

      The costs of acquiring new business, which vary with and are primarily related to the production of new and renewal business, have been deferred to the extent that such costs are deemed recoverable from future profitability of the underlying business. Such costs include commissions, premium taxes, as well as certain other costs of policy issuance and underwriting.

      For limited payment and other nonparticipating traditional life insurance policies, the deferred policy acquisition costs are amortized, with interest, in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected future premium revenue is estimated utilizing the same assumptions used for computing liabilities for future policy benefits for these policies.

      For participating life insurance, universal life, and annuity type contracts, the deferred policy acquisition costs are amortized over a period of not more than thirty years in relation to the present value of estimated gross profits arising from interest margin, cost of insurance, policy administration, and surrender charges.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


      The range of average rates of assumed interest used by the Company's life insurance subsidiaries in estimated gross margins were as follows:

                                  1998           1997          1996
                                ----------    ----------    ----------

        Participating life           8.25%         8.17%         8.70%
        Universal life          6.25-7.50%    6.25-7.79%    6.00-8.20%
        Annuities               7.00-7.83%    7.00-7.84%         7.83%
                                ==========    ==========    ==========

      The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins as if the net unrealized gains and losses on securities had actually been realized.

             REINSURANCE AND OTHER CONTRACT DEPOSITS

      In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises or reinsurers under various types of contracts including coinsurance and excess coverage. The Company's retention level per individual life ranges between $50 thousand and $2.5 million depending on the entity writing the policy.

      The Company assumes and retrocedes financial reinsurance contracts which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other contract deposits in the consolidated balance sheets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

      Reinsurance activities are accounted for consistent with terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

             FEDERAL INCOME TAXES

      The Company and certain of its U.S. subsidiaries file consolidated federal income tax returns. Any acquired life insurance company is not included in the consolidated return until the acquired company has been a member of the group for five years. Prior to satisfying the five-year requirement, the subsidiary files a separate federal return. RGA Barbados, a subsidiary of RGA, also files a U.S. tax return. The Company's foreign subsidiaries are taxed under applicable local statutes. No deferred tax liabilities have been recognized for the foreign subsidiaries per Accounting Principles Board (APB) Opinion 23, Accounting for Income Taxes - Special Areas. The Company uses the asset and liability method to record deferred income taxes.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

      Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, using enacted tax rates, expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

             SEPARATE ACCOUNT BUSINESS

      The assets and liabilities of the separate account represent segregated funds administered and invested by the Company for purposes of funding variable life insurance and annuity contracts for the exclusive benefit of the contractholders. The Company charges the separate account for cost of insurance and administrative expense associated with a contract and charges related to early withdrawals by contractholders. The assets and liabilities of the separate account are carried at fair value. The Company's participation in the separate account (seed money) is carried at fair value in the separate account, and amounted to $19.9 million and $6.2 million at December 31, 1998 and 1997, respectively.

             FAIR VALUE OF FINANCIAL INSTRUMENTS

      Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

             INVESTMENT SECURITIES: Fixed maturities are valued using quoted market prices, if available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or in the case of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of investments. The fair values of equity securities are based on quoted market prices.

             MORTGAGE LOANS: The fair values of mortgage loans are estimated using discounted cash flow analyses and interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

             POLICY LOANS: The fair value of policy loans approximates the carrying value. The majority of these loans are indexed, with a yield tied to a stated return.

             POLICYHOLDER ACCOUNT BALANCES ON INVESTMENT TYPE CONTRACTS:
             Fair values for the Company's liabilities under investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For contracts with no defined maturity date, the carrying value approximates fair value.

             SEPARATE ACCOUNT ASSETS AND LIABILITIES: The separate account assets and liabilities are carried at fair value as determined by the market value of the underlying segregated investments.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

             SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: The carrying amount approximates fair value.

             LONG-TERM DEBT AND NOTES PAYABLE: The fair value of long-term debt and notes payable is estimated using discounted cash flow calculations based on interest rates currently being offered for similar instruments.

             Refer to note 3 for additional information on fair value of financial instruments.

             RECLASSIFICATION

      The Company has reclassified the presentation of certain prior period information to conform to the 1998 presentation.

(2)   INVESTMENTS

             FIXED MATURITIES AND EQUITY SECURITIES

      The amortized cost and estimated fair value of fixed maturities and equity securities at December 31, 1998 and 1997 are as follows (in thousands):

                                                               1998
                                      --------------------------------------------------------
                                                          GROSS         GROSS       ESTIMATED
                                       AMORTIZED        UNREALIZED   UNREALIZED       FAIR
                                         COST             GAINS        LOSSES         VALUE
                                      -----------       ----------    --------      ----------
        Available for sale:
          U.S. Treasury securities    $    20,708            424            --          21,132
          Government agency
            obligations                 1,151,467        122,506       (11,176)      1,262,797
          Corporate securities          6,889,983        380,072      (164,130)      7,105,925
          Mortgage-backed securities    1,812,376         34,027       (38,553)      1,807,850
          Asset-backed securities         861,736         13,027        (4,184)        870,579
                                      -----------        -------      --------      ----------

              Total fixed maturities
                available for sale    $10,736,270        550,056      (218,043)     11,068,283
                                      ===========        =======      ========      ==========

        Equity securities             $    39,041          9,509            --          48,550
                                      ===========        =======      ========      ==========

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


                                                               1997
                                      --------------------------------------------------------
                                                          GROSS         GROSS       ESTIMATED
                                       AMORTIZED        UNREALIZED   UNREALIZED       FAIR
                                         COST             GAINS        LOSSES         VALUE
                                      -----------       ----------    --------      ----------
        Available for sale:
          U.S. Treasury securities     $   48,074          1,125          (27)         49,172
          Government agency
            obligations                   378,002         84,425       (1,281)        461,146

          Corporate securities          5,491,210        319,682      (45,790)      5,765,102
          Mortgage-backed securities    2,544,241         45,211      (17,832)      2,571,620
          Asset-backed securities         265,725          3,380         (626)        268,479
                                       ----------        -------      -------       ---------

              Total fixed maturities
                available for sale     $8,727,252        453,823      (65,556)      9,115,519
                                       ==========        =======      =======       =========
        Equity securities              $   23,558            653           --          24,211
                                       ==========        =======      =======       =========

      The Company manages its credit risk associated with fixed maturities by diversifying its portfolio. At December 31, 1998, the Company held no corporate debt securities or foreign government debt securities of a single issuer which had a carrying value in excess of ten percent of stockholders' equity.

      The amortized cost and estimated fair value of fixed maturity investments at December 31, 1998 are shown by contractual maturity for all securities except, U.S. Government agencies mortgage-backed securities which are distributed by maturity year based on the Company's estimate of the rate of future prepayments of principal over the remaining lives of the securities (in thousands). These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speed experience at the interest rate levels projected for the applicable underlying collateral and can be expected to vary from actual experience. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                             ESTIMATED
                                                           AMORTIZED            FAIR
                                                             COST              VALUE
                                                          ----------         ---------
        Due in one year or less                          $   201,267           201,307
        Due after one year through five years              1,794,887         1,821,575
        Due after five years through ten years             2,479,699         2,528,321
        Due after ten years through twenty years           4,448,041         4,709,231
        Mortgage-backed securities                         1,812,376         1,807,849
                                                         -----------        ----------

            Total                                        $10,736,270        11,068,283
                                                         ===========        ==========

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

      The sources of net investment income follow (in thousands):

                                           1998               1997              1996
                                        ----------           -------           -------
        Fixed maturities                $  744,347           561,709           464,512
        Mortgage loans                     188,775           194,504           171,781
        Real estate                         25,682            34,164            39,062
        Equity securities                    1,195             1,317               755
        Policy loans                       152,247           148,316           133,511
        Short-term investments              22,380            16,600            13,979
        Other                               18,938            13,943             9,705
                                        ----------           -------           -------

        Investment revenue               1,153,564           970,553           833,305
        Investment expenses                (17,726)          (25,011)          (26,422)
                                        ----------           -------           -------
            Net investment income       $1,135,838           945,542           806,883
                                        ==========           =======           =======

      Net realized gains (losses) from sales of investments consist of the following (in thousands):

                                                  1998              1997              1996
                                                 -------           -------           -------
        Fixed maturities:
          Realized gains                         $19,027            23,969            27,928
          Realized losses                        (13,978)          (16,796)          (10,398)
        Equity securities:
          Realized gains                           1,985             1,835             6,146
          Realized losses                           (164)           (1,457)             (288)
        Other investments, net                     6,776            20,987             1,143
                                                 -------           -------           -------
            Net realized investment gains        $13,646            28,538            24,531
                                                 =======           =======           =======

      Included in the net realized losses are permanent write-downs of approximately $5.5 million and $4.8 million during 1998 and 1997, respectively.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


      A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in thousands):

                                                                               1998            1997
                                                                             ---------       --------
        Unrealized appreciation (depreciation):
          Fixed maturities available for sale                                $ 332,015        388,267
          Equity securities and short-term investments                           9,561            658
          Derivatives                                                           (5,261)           888
        Effect of unrealized appreciation (depreciation) on:
          Deferred policy acquisition costs                                   (155,713)      (142,187)
          Present value of future profits                                         (473)        (2,901)
        Deferred income taxes                                                  (69,135)       (91,779)
        Other                                                                   (2,931)           139
        Minority interest, net of taxes                                        (19,561)       (24,341)
                                                                             ---------       --------
            Net unrealized appreciation                                      $  88,502        128,744
                                                                             =========       ========

      The Company has securities on deposit with various state insurance departments and regulatory authorities with an amortized cost of approximately $545.7 million and $346.6 million at December 31, 1998 and 1997, respectively.

             MORTGAGE LOANS

      The Company originates mortgage loans on income-producing properties, such as apartments, retail and office buildings, light warehouses, and light industrial facilities. Loan to value ratios at the time of loan approval are 75 percent or less. The Company minimizes risk through a thorough credit approval process and through geographic and property type diversification.

      The Company's mortgage loans were distributed as follows (in thousands):

                                            1998                              1997
                                 ---------------------------       ---------------------------
                                  CARRYING          PERCENT         CARRYING          PERCENT
                                   VALUE            OF TOTAL         VALUE            OF TOTAL
                                 ----------         --------       ----------         --------
        Arizona                  $  167,628            7.1%        $  156,453            7.2%
        California                  395,329           16.6            358,443           16.5
        Colorado                    228,096            9.6            228,797           10.5
        Florida                     171,608            7.2            153,174            7.0
        Georgia                     176,090            7.4            131,861            6.1
        Illinois                    162,168            6.8            155,184            7.1
        Maryland                    102,915            4.3            104,567            4.8
        Missouri                     93,528            3.9            100,815            4.6
        Texas                       197,375            8.3            191,619            8.8
        Washington                   99,615            4.2             84,140            3.9
        Other                       581,717           24.6            513,213           23.5
                                 ----------          -----         ----------          -----
            Subtotal              2,376,069          100.0%         2,178,266          100.0%
                                                     =====                             =====
        Valuation reserve           (38,527)                          (38,004)
                                 ----------                        ----------
            Total                $2,337,542                        $2,140,262
                                 ==========                        ==========

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


                                               1998                              1997
                                    ---------------------------       ---------------------------
                                     CARRYING          PERCENT         CARRYING          PERCENT
                                      VALUE            OF TOTAL         VALUE            OF TOTAL
                                    ----------         --------       ----------         --------
           Property type:
           Apartment                $   77,069            3.2%        $  101,038            4.6%
           Retail                      872,205           36.7            903,438           41.5
           Office building             747,824           31.5            622,185           28.6
           Industrial                  422,553           17.8            445,253           20.4
           Other commercial            256,418           10.8            106,352            4.9
                                    ----------          -----         ----------          -----

               Subtotal              2,376,069          100.0%         2,178,266          100.0%
                                                        =====                             =====

           Valuation reserve           (38,527)                          (38,004)
                                    ----------                        ----------

               Total                $2,337,542                        $2,140,262
                                    ==========                        ==========

      An impaired loan is measured at the present value of expected future cash flows or, alternatively, the observable market price or the fair value of the collateral.

      Mortgage loans which have been non-income producing for the preceding twelve months were $20.1 million and $8.7 million at December 31, 1998 and 1997, respectively. At December 31, 1998 and 1997, the recorded investment in mortgage loans that were considered impaired was $100.7 million and $119.7 million, respectively, with related allowances for credit losses of $12.6 million and $12.7 million, respectively. The average recorded investment in impaired loans during 1998 and 1997 was $110.2 million and $103.1 million, respectively.

      For the years ended December 31, 1998, 1997, and 1996, the Company recognized $6.8 million, $9.7 million, and $6.6 million, respectively, of interest income on those impaired loans, which included $7.0 million, $9.9 million, and $6.7 million, respectively, of interest income recognized using the cash basis method of income recognition.

      The Company has outstanding mortgage loan commitments as of December 31, 1998 totaling $429.5 million.

             SECURITIES LENDING

      The Company participates in a securities lending program. The amount on loan at December 31, 1998 was $122.5 million and was appropriately collateralized.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

             DERIVATIVES

      The Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio as a result of interest rate changes and to manage the portfolio's effective yield, maturity, and duration. The Company does not invest in derivatives for speculative purposes. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option of futures contract.

      Summarized below are the specific types of derivative instruments used by the Company.

              INTEREST RATE SWAPS: The Company manages interest rate risk on certain contracts, primarily through the utilization of interest rate swaps. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the payments between floating and fixed-rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statements of operations.

              At December 31, 1998, the Company had 35 outstanding interest rate swap agreements which expire at various dates through 2025. Under 15 of the agreements, the Company receives a fixed rate ranging from 5.79 percent to 7.57 percent on a notional amount of $80.5 million and pays a floating rate based on London Interbank Offered Rate (LIBOR). Under 19 outstanding interest rate swap agreements, the Company receives a floating rate based on LIBOR on a notional amount of $116.0 million and pays a fixed rate ranging from 3.13 percent to 8.56 percent. On the remaining swap agreement, the Company receives a floating rate based on LIBOR on a notional amount of $5 million and pays a floating rate based on LIBOR. The estimated fair value of the agreements at December 31, 1998 was a net loss of approximately $4.7 million, which is recognized in accumulated other comprehensive income.

              At December 31, 1997, the Company had 30 outstanding interest rate swap agreements which expire at various dates through 2025. Under 13 of the agreements, the Company receives a fixed rate ranging from 5.98 percent to 7.51 percent on a notional amount of $68.6 million and pays a floating rate based on LIBOR. Under the remaining 17 outstanding interest rate swap agreements, the Company receives a floating rate based on LIBOR on a notional amount of $93 million and pays a fixed rate ranging from
              6.50 percent to 8.56 percent. The estimated fair value of the agreements was a net loss of approximately $2.5 million, which is not recognized in accumulated other comprehensive income.

              CURRENCY SWAPS AND CROSS CURRENCY SWAPS: Under foreign currency swaps, the Company agrees with other parties to exchange at specified intervals, the difference between two currencies on an exchange rate basis the interest amounts calculated by reference to an agreed notional principal amount. Under cross currency swaps, the Company swaps the difference between two currencies and between floating and fixed-rate interest amounts calculated by reference to notional amounts. The Company uses this technique for foreign denominated assets to match dollar denominated liabilities of various fixed income products. Net interest payments are recognized within net investment income in the consolidated statements of operations.

                                                               (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

              The Company had one outstanding currency swap agreement and five outstanding cross currency swaps at December 31, 1998 and 1997, respectively, which expire at various dates through 2016. The notional amount was $34.2 million and $34.3 million, respectively. The 1998 estimated fair value of the agreements was a net loss of $5.5 million and is recognized in accumulated other comprehensive income and the 1997 net loss of $1.3 million is not recognized in accumulated other comprehensive income.

              TOTAL RETURN SWAP: The Company uses the total return swap to construct a structured product that resembles an equity linked note. The total return swap is used to obtain the equity participation. The Company agrees with other parties to pay at specified intervals, floating-rate interest amounts calculated by reference to an agreed notional principal amount. In return the Company receives equity participation, which is calculated by reference to an agreed equity market index and a notional principal amount. If the amount is positive at the termination date, the Company receives such amount. If the amount is negative at the termination date, the Company pays out such amount to the counterparty.

              At December 31, 1998, the Company had one outstanding total return swap which expires in 2028. The notional amount was $14.0 million and the estimated fair value of the agreement was a net profit of $1.9 million, which is recognized in accumulated other comprehensive income. At December 31, 1997, the Company held no return swap agreements.

              FUTURES: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Company generally invests in futures on U.S. Treasury Bonds, U.S. Treasury Notes, and the S&P 500 Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. The 1998 unrealized gain was recognized in accumulated other comprehensive income and the 1997 unrealized loss was not recognized in accumulated other comprehensive income.

              Futures contracts outstanding as of December 31, 1998 and 1997 were as follows (in thousands):

                               Net sold       Notional        Fair         Unrealized
                               position        amount         value        gain (loss)
        ------------------------------------------------------------------------------
        December 31, 1998        (259)        $33,117        $32,923           $194

        December 31, 1997        (510)        $51,000        $60,940          ($907)

              CALL OPTIONS: Currently, the Company buys both exchange-traded and over-the-counter options based on the S&P 500 Index to support equity indexed annuity contracts. An equity indexed annuity is a product under which contractholders receive a minimum guaranteed value and also participate in stock market appreciation. Options are marked to market value quarterly. The change in value is reflected in investment income to assure proper matching of the hedge to changes in the liability. At December 31, 1998 and 1997, the amounts involved were not material.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

              PUT OPTION: The Company uses a put option to construct a structured product that resembles an equity linked note. A put option is used to hedge equity exposure that is associated with the total return swap. The put option helps protect the downside exposure. A lump sum payment is made at the outset. The notional amount of the put is based on the notional amount associated with the total return swap. The termination date for the put option is set to match the termination date of the total return swap. At December 31, 1998 and 1997, the amounts involved were not material.

              The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. Where appropriate, master netting agreements are arranged and collateral is obtained in the form of rights to securities to lower the Company's exposure to credit risk. It is the Company's policy to deal only with highly rated companies. At December 31, 1998 and 1997, there were not any significant concentrations with counterparties.

(3)   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1998 and 1997. SFAS 107, Disclosures about the Fair Value of Financial Instruments, defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties (in thousands):

                                                          1998                           1997
                                               --------------------------      ------------------------
                                                CARRYING       ESTIMATED        CARRYING      ESTIMATED
                                                  VALUE        FAIR VALUE        VALUE       FAIR VALUE
                                               -----------     ----------      ---------     ----------
        Assets:
          Fixed maturities                     $11,068,283     11,068,283      9,115,519      9,115,519
          Mortgage loans                         2,337,542      2,472,485      2,140,262      2,333,895
          Policy loans                           2,151,028      2,151,028      2,073,152      2,073,152
          Short-term investments                   195,346        195,346        190,374        190,374
          Other invested assets                    457,645        457,645        243,921        243,921
          Separate account assets                5,287,456      5,287,456      4,118,860      4,118,860

        Liabilities:
          Policyholder account
            balances related to
            investment contracts               $ 6,675,466      6,781,053      6,696,690      6,608,068
          Long-term debt and
            notes payable                          221,850        235,367        214,477        222,419

          Separate account liabilities           5,267,553      5,267,553      4,112,666      4,112,666

                                                              (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

(4)  REINSURANCE

     The Company is a reinsurer to the life and health industry. The effect of reinsurance on premiums and other considerations is as follows (in thousands):

                                             1998        1997         1996
                                          ----------   ---------    ---------
     Direct                               $1,253,409   1,120,169    1,097,340
     Assumed                               1,422,262     996,861      827,171
     Ceded                                  (431,515)   (348,861)    (301,283)
                                          ----------   ---------    ---------

          Net insurance premiums and
            other considerations          $2,244,156   1,768,169    1,623,228
                                          ==========   =========    =========

     Reinsurance assumed represents approximately $313.7 billion, $212.5 billion, and $160.0 billion of insurance in force at December 31, 1998, 1997, and 1996, respectively. The amount of ceded insurance in force, including retrocession, was $31.4 billion, $50.4 billion, and $53.2 billion, for 1998, 1997, and 1996, respectively.

(5)  FEDERAL INCOME TAXES

     Income tax expense (benefit) attributable to income from operations consists of the following (in thousands):

                                                     1998            1997           1996
                                                    -------         ------         ------
     Current income tax expense                     $35,226         65,778         45,902
     Deferred income tax expense (benefit)           18,351           (113)        13,992
                                                    -------         ------         ------
       Provision for income taxes                   $53,577         65,665         59,894
                                                    =======         ======         ======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

     Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35 percent to pre-tax income as a result of the following (in thousands):

                                                              1998           1997          1996
                                                            --------        ------        ------
     Computed "expected" tax expense                        $ 69,952        64,763        57,055
     Increase (decrease) in income tax resulting from:
       Surplus tax on mutual life insurance companies         (7,505)        5,325         4,777
       Foreign tax rate in excess of U.S. tax rate               752           556           941
       Tax preferred investment income                       (10,949)       (6,583)       (7,318)
       State tax net of federal benefit                        1,660           830           971
       Corporate owned life insurance                         (3,575)           --            --
       Foreign tax credit                                     (1,261)         (594)           --
       Goodwill amortization                                   1,471           956           895
       Difference in book vs. tax basis in
         domestic subsidiaries                                 2,751         2,166         2,230
           Other, net                                            281        (1,754)          343
                                                            --------        ------        ------

             Provision for income taxes                     $ 53,577        65,665        59,894
                                                            ========        ======        ======

     Total income taxes were allocated as follows (in thousands):

                                                              1998          1997          1996
                                                            --------       -------       -------
     Provision for income taxes                             $ 53,577        65,665        59,894
     Income tax from stockholder equity:
       Unrealized investment gain (loss) recognized
         for financial reporting purposes                    (22,619)       55,923       (24,612)
       Foreign currency translation                           (9,370)      (12,122)           --
       Other                                                  (1,357)         (437)       (1,023)
                                                            --------       -------       -------
             Total income tax                               $ 20,231       109,029        34,259
                                                            ========       =======       =======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

     The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below (in thousands):

                                                                                  1998              1997
                                                                                --------           -------
     Deferred tax assets:
       Reserve for future policy benefits                                       $151,132           149,496
       Deferred acquisition costs capitalized for tax                            128,830           110,418
       Difference in basis of post retirement benefits                             7,747             6,846
       Net operating loss                                                         46,609            40,915
       Other, net                                                                127,891           132,354
                                                                                --------           -------

         Gross deferred tax assets                                               462,209           440,029

       Less valuation allowance                                                    1,338             1,150
                                                                                --------           -------

         Total deferred tax asset after valuation allowance                     $460,871           438,879
                                                                                ========           =======
     Deferred tax liabilities:
       Unrealized gain on investments                                           $ 96,554           123,971
       Deferred acquisition costs capitalized for financial reporting            274,483           282,714
       Other, net                                                                165,263           121,240
                                                                                --------           -------

         Total deferred tax liabilities                                          536,300           527,925
                                                                                --------           -------

         Net deferred tax liability                                             $ 75,429            89,046
                                                                                ========           =======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is because the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     As of December 31, 1998, the Company has provided for a 100 percent valuation allowance against the deferred tax asset related to the net operating losses of RGA's Australian, Argentine, and UK subsidiaries and NaviSys Insurance Solution's Mexican subsidiary. The Company has provided for a 50 percent valuation allowance against the deferred tax asset related to International Underwriting Services' net operating losses which were incurred in separate return limitation years. Based on income projections for future years, a 50 percent valuation allowance is appropriate. Management believes that it is more likely than not that results of future operations will generate sufficient taxable income to realize the remaining deferred tax assets.

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

     At December 31, 1998, the Company had capital loss carryforwards of $0.2 million. During 1998, 1997, and 1996 the Company paid income taxes totaling approximately $59.6 million, $70.8 million, and $20.7 million, respectively. At December 31, 1998, the Company's subsidiaries had recognized deferred tax assets associated with net operating loss carryforwards of approximately $131.8 million. The net operating loss and capital losses are expected to be utilized during the period allowed for carryforwards.

(6)  DEFERRED POLICY ACQUISITION COSTS

     A summary of the policy acquisition costs deferred and amortized is as follows (in thousands):

                                                         1998           1997          1996
                                                       ---------      --------      --------
     Balance at beginning of year                      $ 695,253       652,251       526,939
     Transfer of present value of future profits              --        19,279            --
     Prior year adjustment due to change in
       reserving method                                     (225)           --            --
     Policy acquisition costs deferred                   332,899       267,008       206,790
     Policy acquisition costs amortized                 (280,061)     (211,979)     (182,038)
     Interest credited                                    39,421        40,843        38,944
     Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on
       investments available for sale                    (13,525)      (72,149)       61,616
                                                       ---------      --------      --------

     Balance at end of year                            $ 773,762       695,253       652,251
                                                       =========      ========      ========

(7)  ASSOCIATE BENEFIT PLANS AND POSTRETIREMENT BENEFITS

     The Company has a defined benefit plan covering substantially all associates. The benefits are based on years of service and each associate's compensation level. The Company's funding policy is to contribute annually the maximum amount deductible for federal income tax purposes. Contributions provide for benefits attributed to service to date and for those expected to be earned in the future.

     The Company also has several non-qualified, defined benefit, and defined contribution plans for directors and management associates. The plans are unfunded and are deductible for federal income tax purposes when the benefits are paid.

     In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid health care benefit plans.

     The Company uses the accrual method to account for the costs of its retiree plans and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $14.4 million and $16.8 million at December 31, 1998 and 1997, respectively.

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


     The Board of Directors has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by the Board of Directors and are based upon salaries of eligible associates. Full vesting occurs after five years of continuous service. The Company's contribution to the plan was $10.4 million, $10.4 million, and $8.8 million for 1998, 1997, and 1996 respectively.

     The following tables summarize the Company's associate benefit plans and postretirement benefits (in thousands):

                                                             PENSION BENEFITS               OTHER BENEFITS
                                                         -----------------------         ---------------------
                                                           1998           1997            1998           1997
                                                         --------        -------         ------         ------
     Change in benefit obligation:
       Benefit obligation at beginning of year           $129,831        122,551         37,678         41,518
       Service cost                                         5,775          5,915          1,705          1,665
       Interest cost                                        9,269          8,597          2,898          2,488
       Participant contributions                               --             --            216            207
       Plan amendments                                       (423)          (547)        (1,317)            --
       Curtailments                                            --         (1,046)            --             --
       Benefits paid                                       (6,640)        (5,903)        (1,438)        (1,577)
       Actuarial (gain) or loss                            11,281            264          5,962         (6,623)
                                                         --------        -------         ------         ------
       Benefit obligation at end of year                 $149,093        129,831         45,704         37,678
                                                         ========        =======         ======         ======
     Change in plan assets:
       Fair value of plan assets at beginning
         of year                                          150,498        125,742             --             --
       Actual return on plan assets                        29,183         29,043             --             --
       Employer contributions                               1,703          1,616             --             --
       Benefits paid                                       (6,640)        (5,903)            --             --
                                                         --------        -------         ------         ------
       Fair value of plan assets at
         end of year                                     $174,744        150,498             --             --
                                                         ========        =======         ======         ======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

                                                               PENSION BENEFITS                    OTHER BENEFITS
                                                       --------------------------------    -------------------------------
                                                         1998        1997        1996       1998        1997       1996
                                                       --------     -------     -------    -------     -------     -------
     Reconciliation of funded status:
       Funded status                                   $ 25,652      20,668       3,192    (45,704)    (37,678)    (41,518)
       Unrecognized actuarial
         (gain) or loss                                 (14,455)     (8,237)      9,826     (1,862)     (7,824)     (1,361)
       Unrecognized transition
         obligation                                         298       1,098       1,396     14,404      16,766      17,884
       Unrecognized prior
         service cost                                      (780)     (2,184)       (580)        --          --          --
                                                       --------     -------     -------    -------     -------     -------
       Net amount recognized
         at end of year                                  10,715      11,345      13,834    (33,162)    (28,736)    (24,995)
                                                       --------     -------     -------    -------     -------     -------
     Amounts recognized in the
       statement of financial
       position consist of:
         Prepaid benefit cost                            37,921      35,850      35,335         --          --          --
         Accrued benefit liability                      (32,208)    (28,183)    (26,377)   (33,162)    (28,736)    (24,995)
         Intangible asset                                   869         868       1,608         --          --          --
         Accumulated other
           comprehensive loss                             4,133       2,810       3,268         --          --          --
                                                       --------     -------     -------    -------     -------     -------
         Net amount recognized
           at end of year                                10,715      11,345      13,834    (33,162)    (28,736)    (24,995)
                                                       --------     -------     -------    -------     -------     -------
     Other comprehensive loss
       (income) attributable to
       change in additional
       minimum liability recognition                   $  1,324        (458)        (84)        --          --          --
                                                       ========     =======     =======    =======     =======     =======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

                                                PENSION BENEFITS               OTHER BENEFITS
                                          ----------------------------    --------------------------
                                            1998      1997       1996      1998      1997      1996
                                          --------   -------   -------    ------    ------    ------
     Additional year-end information
       for plans with benefit obliga-
       tions in excess of plan assets:
         Benefit obligation               $ 36,587    32,239    29,077    45,704    37,378    41,518
         Fair value of plan assets              81        41        --        --        --        --
     Additional year-end information
       for pension plans with accumu-
       lated benefit obligations in
       excess of plan assets:
         Projected benefit obligation       36,587    32,239    29,077        --        --        --
         Accumulated benefit
           obligation                       32,078    28,019    26,241        --        --        --
         Fair value of plan assets              81        41        --        --        --        --
     Components of net periodic
       benefit cost:
         Service cost                        5,775     5,915     5,421     1,705     1,665     1,921
         Interest cost                       9,269     8,597     8,047     2,898     2,488     2,729
         Expected return on plan
           assets                          (13,261)  (11,108)  (10,447)       --        --        --
         Amortization of prior
           service cost                        (71)      (51)       58        --        --        --
         Amortization of transitional
           obligation                           98       298       338     1,045     1,118     1,118
         Recognized actuarial (gain)
           or loss                             432       455       491        --      (160)       --
                                          --------   -------   -------    ------    ------    ------
         Net periodic benefit cost        $  2,242     4,106     3,908     5,648     5,111     5,768
                                          ========   =======   =======    ======    ======    ======

      Additional loss recognized due to:
        Curtailment                             91        --        --        --        --        --
        Settlement                              --        --       192        --        --        --

      Weighted average assumptions
        as of December 31:
          Discount rate                       6.75%     7.25%     7.25%     6.75%     7.25%     7.25%
          Expected long-term rate of
            return on plan assets             9.00%     9.00%     9.25%       --        --        --
          Rate of compensation
            increase (qualified plan)         4.20%     4.20%     4.50%       --        --        --
                                          ========   =======   =======    ======    ======    ======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


     ASSUMED HEALTH CARE COST TREND: For measurement purposes, a 7.5 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998. The rate assumed to decrease gradually to 5 percent for 2000 and remain at that level thereafter.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one percentage point change in assumed health care cost trend rates would have the following effects:

                                                   ONE PERCENTAGE         ONE PERCENTAGE
                                                   POINT INCREASE         POINT DECREASE
                                                   --------------         --------------
     Effect on total service and interest cost
       components for 1998                             $  834                  (643)

     Effect on end of year 1998 postretirement
       benefit obligation                              $6,608                (5,272)

(8)  DEBT

     The Company's long-term debt and notes payable consist of the following (in millions):

                                                                           FACE VALUE AT
                                                                            DECEMBER 31,
                                                                          ----------------
              DESCRIPTION                    RATE         MATURITY        1998        1997
              -----------                    ----         --------        ----        ----
     Long-term debt:
       General American surplus note         7.625%     January 2024     $107.0       107.0
       RGA senior note                       7.250%       April 2006      100.0       100.0

     Notes payable:
       RGA Australia Hldgs.                  5.180%       April 1999        8.9         7.8
                                             =====      ============     ------       -----

         Total long-term debt and
           notes payable                                                 $215.9       214.8
                                                                         ======       =====

     The difference between the face value of debt and the carrying value per the consolidated balance sheets is unamortized discount.

     The Company's surplus note pays interest on January 15 and July 15 of each year. The note is not subject to redemption prior to maturity. Payment of principal and interest on the note may be made only with the approval of the Missouri Director of Insurance.

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


     The RGA senior note pays interest semiannually on April 1 and October 1. The ability of RGA to make debt principal and interest payments as well as make dividend payments to shareholders is ultimately dependent on the earnings and surplus of its subsidiaries and the investment earnings on the undeployed debt proceeds. The transfer of funds from the insurance subsidiaries to RGA is subject to applicable insurance laws and regulations.

     Principal repayments are due in April 1999 and are expected to be renewed under the terms of the line of credit. This agreement contains various restrictive covenants which primarily pertain to limitations on the quality and types of investments, minimum requirements of net worth, and minimum rating requirements.

     Interest paid on debt during 1998, 1997, and 1996 amounted to $17.0 million, $20.0 million, and $19.9 million, respectively.

     As of December 31, 1998, the Company was in compliance with all covenants under its debt agreements.

(9)  COMPREHENSIVE INCOME

     In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, Reporting Comprehensive Income, effective for years beginning after December 15, 1997. SFAS 130 establishes standards for reporting and display of comprehensive income but does not affect results of operations. Effective January 1, 1998, the Company adopted SFAS 130. The components of comprehensive income, other than net income, are as follows (in thousands):

                                                                 1998
                                                 -------------------------------------
                                                  BEFORE-         TAX          NET-OF-
                                                   TAX         (EXPENSE)        TAX
                                                  AMOUNT        BENEFIT        AMOUNT
                                                 --------       -------       --------
     Foreign currency translation adjustments    $(20,597)       7,200        (13,397)
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses)
         arising during period                    (56,603)      19,327        (37,276)
       Less reclassification adjustment
         for gains (losses) realized in
         net income                                 4,654       (1,688)         2,966
                                                 --------       ------        -------
           Net unrealized gains (losses)
             on securities                        (61,257)      21,015        (40,242)
     Minimum benefit liability                       (335)          --           (335)
                                                 --------       ------        -------
           Total other comprehensive
             (loss) income                       $(82,189)      28,215        (53,974)
                                                 ========       ======        =======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

                                                                     1997
                                                     -------------------------------------
                                                      BEFORE-         TAX          NET-OF-
                                                       TAX         (EXPENSE)        TAX
                                                      AMOUNT        BENEFIT        AMOUNT
                                                     --------       -------       --------

     Foreign currency translation adjustments        $(14,254)      10,583         (3,671)

     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses)
         arising during period                        132,329      (49,140)        83,189
       Less reclassification adjustment for gains
         (losses) realized in net income                7,432       (2,620)         4,812
                                                     --------      -------         ------
            Net unrealized gains (losses)
              on securities                           124,897      (46,520)        78,377
     Minimum benefit liability                            877           --            877
                                                     --------      -------         ------
            Total other comprehensive
              (loss) income                          $111,520      (35,937)        75,583
                                                     ========      =======         ======

                                                                     1996
                                                     -------------------------------------
                                                      BEFORE-         TAX          NET-OF-
                                                       TAX         (EXPENSE)        TAX
                                                      AMOUNT        BENEFIT        AMOUNT
                                                     --------       -------       --------
     Foreign currency translation adjustments        $ (1,543)          --         (1,543)
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses)
         arising during period                        (48,303)      16,081        (32,222)

       Less reclassification adjustment for gains
         (losses) realized in net income               23,033       (8,167)        14,866
                                                     --------       ------        -------
            Net unrealized gains (losses)
              on securities                           (71,336)      24,248        (47,088)

     Minimum benefit liability                         (1,074)          --         (1,074)
                                                     --------       ------        -------

            Total other comprehensive
              (loss) income                          $(73,953)      24,248        (49,705)
                                                     ========       ======        =======

     The following schedule reflects the change in net accumulated other comprehensive (loss) income for the periods ending
     December 31, 1998 and 1997 (in thousands):

                                                      BALANCE      CURRENT     BALANCE
                                                       AS OF        PERIOD      AS OF
                                                      12/31/97      CHANGE     12/31/98
                                                      --------     -------     --------
     Foreign currency translation adjustments         $(19,481)    (13,397)    (32,878)
     Unrealized gains (losses) on securities           128,744     (40,242)     88,502
     Minimum benefit liability                          (2,380)       (335)     (2,715)
                                                      --------     -------     -------

            Total accumulated other comprehensive
              (loss) income                           $106,883     (53,974)     52,909
                                                      ========     =======      ======


                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

                                                      BALANCE      CURRENT     BALANCE
                                                       AS OF       PERIOD       AS OF
                                                     12/31/96      CHANGE     12/31/97
                                                     --------      ------     --------
     Foreign currency translation adjustments        $(15,810)     (3,671)    (19,481)
     Unrealized gains on securities                    50,367      78,377     128,744
     Minimum benefit liability                         (3,257)        877      (2,380)
                                                     --------      ------     -------

            Total accumulated other comprehensive
              income                                 $ 31,300      75,583     106,883
                                                     ========      ======     =======

(10) REGULATORY MATTERS

     The Company, as well as its insurance subsidiaries, are subject to financial statement filing requirements in their respective states of domicile, as well as the states in which they transact business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from GAAP. Statutory accounting practices include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutorily determined formulas; and (5) valuation of investments in bonds at amortized cost.

     Combined net income and policyholders' surplus of the Company and its insurance subsidiaries, for the years ended and at December 31, 1998, 1997, and 1996, as determined in accordance with statutory accounting practices, are as follows (in thousands):

                                                   1998         1997        1996
                                                ----------     -------     -------
     Net income                                 $   60,793      39,737      18,464
     Policyholders' surplus                      1,147,411     844,110     636,260
                                                ==========     =======     =======

     Under Risk-Based Capital (RBC) requirements, the Company and its insurance subsidiaries are required to measure their solvency against certain parameters. As of December 31, 1998, the Company and its insurance subsidiaries exceeded the established RBC minimums. In addition, the Company and its insurance subsidiaries exceeded the minimum statutory capital and surplus requirements of their respective states of domicile.

     The Company's life insurance subsidiaries are subject to limitations on the payment of dividends to the Company. Generally, dividends during any year may not be paid without prior regulatory approval, in excess of the lessor of (and with respect to life and health subsidiaries in Missouri, in excess of the greater of): (a) ten percent of the insurance subsidiaries' statutory surplus as of the preceding December 31 or (b) the insurance subsidiaries' statutory gain from operations for the preceding year.


                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


(11) PARTICIPATING POLICIES AND DIVIDENDS TO POLICYHOLDERS

     Over 22.8 percent and 27.5 percent of the Company's business in force relates to participating policies as of December 31, 1998 and 1997, respectively. These participating policies allow the policyholders to receive dividends based on actual interest, mortality, and expense experience for the related policies. These dividends are distributed to the policyholders through an annual dividend, using current dividend scales which are approved by the Board of Directors.

(12) CONTINGENT LIABILITIES

     The Company was named as a defendant in a lawsuit that was filed in 1996 in Arizona State Court. The lawsuit claimed benefits under a disability policy and damages for bad faith termination of such benefits. In November 1998, the jury entered a verdict against the Company, awarding the plaintiff approximately $59 million in damages, including $58 million in punitive damages. In January 1999, the Company filed a motion for judgment notwithstanding the verdict, a motion for a new trial, and a request for reduction of the punitive damages awarded. The Company intends to press vigorously for the Court to eliminate the bad faith claim, reduce the punitive damage award, grant a new trial, and vigorously appeal the verdict if it is allowed to stand.

     The Company was named as defendant in the following purported class action lawsuits: Chain v. General American Life Insurance Company (filed in the U.S. District Court for the Northern District of Mississippi in 1996); Newburg Trust v. General American Life Insurance Company (filed in the U.S. District Court for the District of Massachusetts in 1996); and Ludwig, Sippil, D'Allesandro and Cunningham v. General American Life Insurance Company (filed in the U.S. District Court for the Southern District of Illinois in 1997). These lawsuits allege that the Company engaged in deceptive sales practices in connection with the sale of certain life insurance policies. None of these lawsuits has been certified as a class action. Although the claims asserted in each lawsuit are not identical, the plaintiffs seek unspecified actual and punitive damages under similar claims, including breach of contract, fraud, intentional or negligent misrepresentation, breach of fiduciary duty, and unjust enrichment. The Company filed a motion to dismiss all of the claims in each of the lawsuits.
     The Court in each of these lawsuits has dismissed certain of the plaintiffs' claims while allowing others to proceed. These three cases have been consolidated with one individual case in the U.S. District Court for the Eastern District of Missouri. The Company intends to oppose these lawsuits vigorously.

     In addition to the matters discussed above, the Company is involved in pending and threatened litigation in the normal course of its business. While the outcome of these matters cannot be predicted with certainty, at the present time and based on information currently available, management does not believe that the Company's liability arising from pending or threatened litigation will have a material adverse affect on the Company's financial condition or results of operations.

(13) SUBSEQUENT EVENTS

     On January 28, 1999, the Board of Directors of GenAmerica
     Corporation authorized the development of a demutualization plan for GAMHC to convert from a mutual holding company to a publicly traded stock company. The demutualization plan will be subject to approval by the Board of Directors, regulators, and policyholders.

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the Fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987, and the policyholders of General American at the annual meeting held on 26 January 1988, adopted the following resolutions:

     "BE IT RESOLVED THAT

     1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

     2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Reasonableness of Fees and Charges

General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and
Documents:

     The facing sheet.
     VGSP Prospectus, consisting of 54 pages; FRC-VUL Prospectus, consisting of 51 pages.
     The undertaking to file reports required by Section 15 (d), 1934
     Act.
     The undertaking pursuant to Rule 484.
     Representations pursuant to Rule 6e-3(T).
     The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions for exhibits to Form
     N-8B-2):

     (1)  Resolution of the Board of Directors of Genera
          American authorizing establishment of the
          Separate Account<F1>

     (2)  Not applicable

     (3)  (a)  Principal Underwriting Agreement<F1>

          (b)  Proposed form of Selling Agreement<F1>

          (c)  Commission Schedule<F1>

     (4)  Not applicable

     (5)  (a)  Revised form of VGSP Policy<F2>

          (b)  Form of VGSP Pension Policy and Policy Riders<F1>

          (c)  Waiver of monthly Deduction Rider<F1>

          (d)  Form of FRC-VUL Policy<F4>

          (e)  Form of FRC-VUL Waiver of Monthly Deduction Rider<F4>

          (f)  Form of FRC-VUL Waiver of Specified Premium Rider<F4>

          (g)  Form of FRC-VUL Increasing Benefit Rider<F4>

     (6)  (a)  Amended and Restated Charter and Articles of
               Incorporation of General American<F6>

          (b)  Amended and Restated By-Laws of General American<F6>

     (7)  Not applicable

     (8)  (a)  Form of Agreement to Purchase Shares of
               General American Capital Company<F2>

          (b)  Form of Participation Agreement with Variable
               Insurance Products Fund<F2>

          (c)  Form of Participation Agreement with Russell
               Insurance Funds, Inc.<F4>

     (9)  Not applicable

     (10) (a)  Form of Application for Standard VGSP Policy<F2>

          (b)  Form of Application for Standard FRC-VUL Policy<F4>

          (c)  Form of Application for FRC-VUL Policy--Guaranteed
               Issue<F4>

          (d)  Form of Master Application for FRC-VUL Policy<F4>

2. Revised Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies and General American's procedure for conversion to a fixed benefit policy<F2>

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

          (1)  See above

          (2)  See Exhibit 1(5)

          (3)  (a)  Opinion of Robert J. Banstetter, General
               Counsel of General American as to VGSP Policy<F1>

               (b) Opinion of Matthew P. McCauley, Associate General Counsel of General American as to FRC-VUL Policy<F4>

          (4) No financial statements are omitted from the Prospectuses pursuant to prospectus instructions 1(b) or (c).

          (5)  Not applicable

[FN]
_____________________

     <F1> Incorporated by reference to the initial Registration
Statement and File No. 33-48550.

     <F2> Incorporated by reference to Pre-Effective Amendment
No. 1 to the Registration Statement, File No. 33-48550.

     <F3> Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 33-48550.

     <F4> Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No. 33-48550.

     <F5> Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement, File No. 33-48550.

     <F6> Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, File No. 33-48550.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company and General American Separate Account Eleven certify that they meet all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 23rd day of April, 1999.

                                GENERAL AMERICAN SEPARATE ACCOUNT
                                ELEVEN (Registrant)

(Seal)                          BY: GENERAL AMERICAN LIFE
                                INSURANCE COMPANY (for Registrant
                                and as Depositor)


Attest: /s/ J. Banstetter, Sr.  By: /s/ Richard A. Liddy
       -----------------------     ------------------------------
Robert J. Banstetter, Sr.          Richard A. Liddy
Secretary                          President, General American
                                   Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                          Date
---------                     -----                          ----

/s/ Richard A. Liddy
---------------------------   Chairman, President           4/23/99
Richard A. Liddy              (Principal Executive
                              Officer)

/s/ David L. Herzog
---------------------------   Vice President                4/23/99
David L. Herzog               Principal Financial Officer)


---------------------------
August A. Busch, III<F*>      Director

Signature                     Title                         Date
---------                     -----                         ----


---------------------------
William E. Cornelius<F*>      Director


---------------------------
John C. Danforth<F*>          Director


---------------------------
Bernard A. Edison<F*>         Director


/s/ Richard A. Liddy
---------------------------
Richard A. Liddy              Director                      4/23/99


---------------------------
William E. Maritz<F*>         Director


---------------------------
Craig D. Schnuck<F*>          Director


---------------------------
William P. Stiritz<F*>        Director


---------------------------
Andrew C. Taylor<F*>          Director


---------------------------
H. Edwin Trusheim<F*>         Director


---------------------------
Robert L. Virgil, Jr.<F*>     Director


---------------------------
Virginia V. Weldon<F*>        Director


---------------------------
Ted C. Wetterau<F*>           Director


By: /s/ Matthew P. McCauley                                 4/23/99
   ------------------------
    Matthew P. McCauley

[FN]
<F*>Original powers of attorney authorizing Matthew P. McCauley to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of General American Life Insurance Company are on file with the Securities and Exchange Commission.